                                    {Graphic]

Annual Report                 December 31, 2001


State Farm Equity Fund

State Farm Small Cap Equity Fund

State Farm International Equity Fund

State Farm S&P 500 Index Fund

State Farm Small Cap Index Fund

State Farm International Index Fund

State Farm Equity and Bond Fund

State Farm Bond Fund

State Farm Tax Advantaged Bond Fund

State Farm Money Market Fund



[STATE FARM INSURANCE LOGO]

Invest with a Good Neighbor(TM)

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annual
Message from Randall H. Harbert

In 1998, State Farm set out the ambitious goal to become a leader in the financial services industry. In March 2001, we took an important step towards achieving this goal by launching State Farms Mutual Funds(TM) throughout the United States. Reflecting on our inaugural year, we recognize the unique challenges that faced investors in 2001 -- volatile and difficult financial markets coupled with a slowing economy and the tragic events of September 11th. In spite of the challenges of the previous year, we have several reasons to be optimistic.

                  Table of Contents

Message from Randall H. Harbert....................    1
Letter to Shareowners..............................    2
The Economy and Markets............................    3
Management Information.............................   10
Report of Independent Auditors.....................   14
Portfolio of Investments
   Equity Fund.....................................   15
   Small Cap Equity Fund...........................   17
   International Equity Fund.......................   20
   Equity and Bond Fund............................   23
   Bond Fund.......................................   24
   Tax Advantaged Bond Fund........................   27
   Money Market Fund...............................   30
Financial Statements
   Statements of Assets and Liabilities............   32
   Statements of Operations........................   34
   Statements of Changes in Net Assets.............   38
   Notes to Financial Statements...................   42
Financial Highlights...............................   55
Master Index Portfolios
Portfolio of Investments
   S&P 500 Index Fund..............................   77
   Small Cap Index Fund............................   84
   International Index Fund........................  104
Financial Statements
   Statements of Assets and Liabilities............  112
   Statements of Operations........................  113
   Statements of Change in Net Assets..............  114
   Notes to Financial Statements...................  116
   Auditor's Report................................  121


This report must be accompanied or preceded by a prospectus for the State Farm Mutual Fund Trust.

Distributor: State Farm VP Management Corp.

First, keep in mind that it is not unusual for the economy to go through both growth and recessionary cycles. What is in store for the markets in the near term? Of course, no one can predict the future. However, we remain optimistic about the ongoing potential of the equity and bond markets for people who engage in a long-term investing discipline.

Second, it is important to remember that the investment philosophy guiding each of our portfolio management decisions adheres to
a conservative strategy to help build wealth,      [PHOTO OF RANDALL H.
protect financial futures, and manage risk. We      HARBERT APPEARS HERE]
will not let short-term events divert our focus from a long-term perspective. State Farm Mutual Funds can continue to be an appropriate choice for investors looking for sound long-term investment opportunities.

Take some time to consider the information contained in this annual report. Our managers have provided a significant amount of detail about each of our funds. The following pages contain a listing of securities in each portfolio and the funds' financial statements.

We remain steadfast in our commitment of providing our customers with high quality investment products and outstanding service, which are the hallmark of State Farm. Call your registered State Farm Agent to discuss your investment goals and assist you in considering your fund choices. Thank you for investing with a Good Neighbor.

Sincerely,

[SIGNATURE OF RANDALL H. HARBERT]

Randall H. Harbert

Vice President
State Farm VP Management Corp.

Message to Mutual Fund Trust Customers from Kurt Moser and Paul Eckley Senior Vice Presidents of State Farm Investment Management Corp.

2001 was a difficult year. The world was tested by widespread general economic weakness, the horrific terrorist attacks of September 11 and uncertainty in financial markets.

Most stock markets in countries across the world declined significantly in 2001. Prices of good quality bonds with short and intermediate maturities improved as interest rates on those obligations dropped substantially. Prices of long-term bonds were mixed with slight increases for good quality corporate issues, while prices of sovereign governmental bonds were flat or moved a bit lower.

We try to put recent market and economic occurrences in a historical context when we write this message to our valued customers. Along those lines, let's take a look at returns experienced by the S&P 500 Index. While the stock market has generated negative returns over the past 2 years, it is important to recall that the 5 previous years (1995-99) produced the strongest common stock returns as measured by the S&P 500 Index* of any 5-year period since the rebound from the Great Depression in the 1930's. To put this in perspective, if $1 had been invested in the S&P 500 at the beginning of 1995, it would have been worth $3.51 at the end of 1999, assuming the reinvestment of dividends. Its value would have fallen to $2.81 on December 31, 2001. Taking a 30-year look, $1 continually invested in the S&P 500 Index over the past 30 years would now be worth $31.92, having produced a 12.2% annual compounded return.

The U.S. economy slipped into recession during 2001, and naturally securities prices were affected by the general economic weakness. Although the present slowdown is a matter of short-term concern, we also want to place the current recession within a long-term historical framework. The following table from an issue of The Economist dated December 1, 2001 shows the dates, duration, and percentage fall in gross domestic product for every post-World War II recession in the U.S.

                Duration and Depth of US Recessions
                                   Duration in    %Fall in GDP
Recession Dates                      Months       Peak to Trough
    1948-49                            11              3.6
    1953-54                            10              2.6
    1957-58                             8              3.2
    1960-61                            10              0.5
    1969-70                            11              0.1
    1973-75                            16              3.4
      1980                              6              2.2
    1981-82                            16              2.8
    1990-91                             8              1.3

Please note the following points from the table:

(1) Recessions are not uncommon. This appears to be the 10th recession in the U.S. since the end of World War II. However, it has been a very long time since the U.S. experienced a significant downturn. The recession in 1990-91, which accompanied the Gulf War, was mild and short in duration. Investors have to go back 20 years to the 1981-82 period to consider the last truly painful recession.

(2) Most recessions end fairly rapidly, usually lasting 6-12 months. The severe recessions of 1973-75 and 1981-82 each lasted 16 months.

The present recession, caused by excessive capital investment and the bursting of a speculative bubble, may be more difficult to manage with fiscal and monetary tools. Some economists worry that lower interest rates and fiscal stimulus may not result in a rapid resurgence of capital spending this time and that the high excess capacity in the economy can unleash powerful deflationary forces. Others believe that present and expected monetary and fiscal policy will prove effective and that a recovery will occur before too long. Of course, only time will tell.

Another cause for concern is that the world is experiencing a synchronized global downturn. The U.S., Japan, Europe, and emerging economies of the world all appear to be in or near recession. Consequently, weakness in our part of the world is not being offset by strength elsewhere.

Obviously, weakness in the global economy has been exacerbated by the tragic events of September 11. This is a particularly uncertain time. Foreign policy of the U.S. has undergone a necessary but fundamental change because of the terrorist event. United States' policy is to use military resources if required to eliminate terrorism and the regimes that sponsor them. The effort is expected to be sustained and long term. Implications of this necessary policy on the global economy are impossible to predict. Uncertainty exists, and it is projected into financial markets. While the outlook appears difficult and particularly uncertain at the moment, we believe investors should focus on three points. First, recessions do end. Second, recessions and weak financial markets present excellent opportunities for the strongly capitalized and well-managed firms that are owned in your Funds. Third, periods of difficultly present opportunities to add to existing holdings or initiate new holdings at very reasonable prices.

While the experiences of the past 2 years have been discouraging for many common stock investors, it is important to remain optimistic about the long-term. Most capital markets in the developed world are tremendously flexible and adaptive. Economic growth and wealth creation are largely a function of innovation and management skill. The role of capital markets is to finance good ideas. The scarce ingredients in business are the capacity for innovation and the talented people to execute the ideas. Neither of those ingredients disappears during soft economic periods. They exist because most of the developed world embraces, or is moving towards, open political processes and capitalistic economic systems, which allow open thought and free expression. These values are enduring.

Interest rates are presently quite low, particularly for short-term obligations. The immediate direction of future interest rates depends heavily on how global economies respond to stimuli which is occurring and geopolitical developments. However from a long-term perspective, we are now probably looking at interest rates that will not move much lower on good quality debt obligations unless general economic conditions deteriorate more or present weakness persists for an extended period.

You undoubtedly have noticed that this message has talked much about the heightened uncertainty in current financial markets because of present conditions. Realistically, we must all admit that some degree of uncertainty always exists in practically all aspects of life. To cope with uncertainty in financial markets, we encourage you to formulate a long-term investment program and then to stick with it by regularly making new purchases in those State Farm Mutual Funds which fit your investment program. Your Registered State Farm Agent can help you consider which Fund or Funds fit with your long-term investment objectives and tolerance for risk. We also encourage you to be patient with your investments and to be prepared to ride out market fluctuations, large and small in both directions, which will inevitably occur.

We have included discussions of the U.S. Economy, U.S. Equity Market, U.S. Bond Market, and International Economies and Markets which follow on pages 3 and 4.

/s/ Kurt G. Moser                                     /s/ Paul N. Eckley

Kurt G. Moser                                         Paul N. Eckley
Senior Vice President                                 Senior Vice President

*The S&P 500/R/ Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. It also tracks the performance of common stocks issued by foreign and smaller U.S. companies in similar industries. In total, the S&P 500 is comprised of 500 common stocks. It is not possible to invest directly in an index.

The U.S. Economy

Any doubts about whether the U.S. is in, or headed for, a recession were dispelled by the September 11 terrorist attacks. As it turns out, recent economic data validates that the U.S. economy was actually suffering from a recessionary environment even before the attacks. Consequences of the terrorists actions include weaker economic activity over the near term than otherwise would have been the case. The debate now centers upon the depth and length of the recession and when and how strong the recovery might be.

Real GDP growth for the fourth quarter of 2001 is now estimated at 0.2%. This follows negative growth of 1.1% in the third quarter and positive growth of only 0.3% in the second quarter. GDP growth for all of 2001 is presently calculated to be 0.1%.

The fundamental cause of the economic weakness is economic and financial imbalances generated during the boom period in the late 1990's. The present recession looks to be considerably different from other post-World War II recessions in America, which were generally caused by the Federal Reserve Board increasing interest rates to dampen inflation. This recession appears to result from the unwinding of an unsustainable capital investment boom and concurrent financial bubble. The U.S. economy is currently plagued by very high excess capacity, which was largely built based on excessive expectations about future growth and profitability.

As is generally the case, the economic slowdown establishes a base for recovery to occur by unleashing self-corrective forces. Inventories are being reduced and eventually will need to be replaced by future outputs. Additionally, the economy presently has the following important things going for it: monetary stimulus, low inflation, tax reductions, prospects for fiscal stimulus and lower energy prices. Consequently, a recovery of some sort in 2002 seems likely. Given the tenuous nature of present conditions, however, good fortune in avoiding further disruptive terrorist activity and unanticipated international calamities will be helpful to such an outcome.

Economic Growth and Inflation

[LINE GRAPH APPEARS HERE]

                Economic
                 Growth      Inflation
                --------     ---------
        1990
        1991
        1992
        1993
        1994
        1995
        1996
        1997
        1998
        1999
        2000
        2001


Economic growth is represented by the percentage change in Real Gross Domestic Product. Percentage change in the Consumer Price Index--All Items are used for inflation.

GDP--U.S. Department of Commerce
Inflation--U.S. Bureau of Labor Statistics

-------------
(1) The stocks of small companies are more volatile than the stocks of larger, more established companies.


The U.S. Equity Market

General common stock prices fell in 2001 for the second consecutive year. The S&P 500(R) Index experienced negative total returns of (11.9)% in 2001 and (9.1)% in 2000.

Stock prices of large companies which are categorized as growth stocks have generally been struggling since the end of 1998. The S&P 500 Index, which is dominated by large capitalization growth stocks, has decreased 6.6% in price since December 31, 1998.

The stocks of small and mid-size companies have tended to outperform the equities of large companies over the past 3 years./(1)/ The Russell 2000(R) Index is composed of small companies and produced a total return of 2.5% in 2001. It has risen in price by 15.8% since the end of 1998.

So-called value stocks have been the best performers recently. Although definitions are somewhat unclear, stocks are placed in the value category when earnings are expected to grow at rates less than those of companies in the S&P
500. Also, value stocks tend to trade at lower price/earnings ratios, higher dividend yields and lower price to book value ratios than growth stocks.

Prior to 1999 large capitalization growth stocks had performed significantly better than small stocks and value stocks for an extended period of time.

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The U.S. Bond Market

Activity in money and bond markets over the past year has been heavily influenced by the Federal Reserve Board's aggressive easing of monetary policy which began in early January. The intensity of monetary accommodation picked up when the Open Market Committee quickly dropped the target Federal Funds rate 50 basis points (a basis point is .01%) as markets reopened after the September 11 attacks. Two additional easings of 50 basis points each followed in early October and November plus another 25 basis points in December. The target U.S. federal funds rate now stands at 1.75%, the lowest in 40 years. It has been reduced 475 basis points cumulatively since last January through eleven separate reductions. In its latest move, the Federal Reserve suggested further rate reductions are possible if the economy continues to show weakness. Federal Reserve officials are committed to fighting the synchronized global economic downturn which is unfolding. Central banks across the world are also aggressively following accommodating monetary policies.

Interest rates in long-term U.S. bond markets more or less followed short-term interest rates downward during the year until mid-November after the Federal Reserve's 50 basis point rate cut on November 6. Market sentiment began to change as stocks rallied, the tone of new economic data became slightly less pessimistic, corporate bond issuance picked up and military success became evident in Afghanistan. From that point in November, the yield on 10-year U.S. Treasury notes jumped about 85 basis points during the remainder of 2001. So despite the 475 basis point reduction in short-term interest rates engineered by the Federal Reserve Board, yields on long-term U.S. Treasury bonds now stand at levels which are virtually unchanged since year-end 2000. Interest rates on long-term municipal bonds have risen slightly, while, contrarily, yields on good quality corporate bonds declined around 30 basis points over the course of the year.

International Economies and Markets

Economic slowdowns are occurring in most developed countries across the world. The economic situation in Japan continues to be very bothersome. Growth in emerging economies is also slowing with particularly weak conditions showing up in some East Asian and Latin American countries.

Except for Australia and New Zealand, it appears that stock markets in developed countries across the world experienced negative returns in U.S. dollar terms for 2001(1). The EAFE Free Index, which is a broad stock market index that encompasses markets throughout the developed free world, posted a negative (21.4)% return for the 2001 year.

Interest rates on short-term obligations fell internationally over the course of 2001 except in countries which are experiencing severe financial and currency problems. Excluding Japan, long-term interest rates on sovereign governmental issues were flat or increased somewhat in developed countries.

-------------------

(1) Investing in foreign securities involves risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates.

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                          STATE FARM MUTUAL FUND TRUST

Equity Fund

The Equity Fund seeks long-term growth of capital.

At December 31, 2001, common stocks represented 96.4% of the Equity Fund's total assets. The manager, State Farm Investment Management Corp., seeks to purchase the common stocks of large U.S. companies that are considered well run and able to generate long-term capital appreciation.


The Equity Fund added significantly to common stock positions in consumer products, financial services, oil and gas, media, and healthcare in 2001.

The Equity Fund experienced negative total returns of (14.47)% for Class A shares and (14.89)% for Class B shares excluding sales charges for the year ended December 31, 2001.

The performance of the Equity Fund was helped by its holdings of some information technology firms, healthcare firms, and financial service firms. The performance of the telecommunications equipment industry was particularly weak.

See the previous sections on the U.S. Economy and U.S. Equity Market. Financial Highlights on pages 55, 56 and 57.


               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     FOR THE PERIOD ENDED DECEMBER 31, 2001,
                       INCLUDING APPLICABLE SALES CHARGES
[GRAPHIC APPEARS HERE]

*Inception date 11/01/01


**The S&P 500(R) Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. It also tracks the performance of common stocks issued by foreign and smaller U.S. companies in similar industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.



Small Cap Equity Fund

The Small Cap Equity Fund seeks long-term growth of capital.

At December 31, 2001, common stocks made up 93.1% of the Small Cap Equity Fund's total assets. The Fund invests its assets primarily in equity securities of companies with relatively small market capitalizations located in the U.S. These companies typically will have market capitalizations of $50 million to $1.5 billion at the time the Fund purchases these securities. The basic investment philosophy of the sub-advisor, Capital Guardian Trust Company ("Capital Guardian"), is to seek undervalued securities that represent good long-term investment opportunities.

The portfolio established positions in cyclical industries, such as chemicals and machinery, late in the year based on a constructive view of supply and demand and the likelihood of an economic recovery. Positions in consumer staples were reduced. Also, the portfolio added to holdings of oil and gas exploration firms and hydrocarbon drilling and equipment companies.

The Small Cap Equity Fund experienced negative total returns of (2.14)% for Class A shares and (2.45)% for Class B shares excluding sales charges during the twelve months ended December 31, 2001.

In 2001, the most significant detractor to performance was the information technology sector. The Small Cap Equity Fund has significant holdings in this area.

See the previous sections on the U.S. Economy and U.S. Equity Market. Financial Highlights on pages 58 and 59.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                        INVESTMENT FOR THE PERIOD ENDED
                   DECEMBER 31, 2001, INCLUDING SALES CHARGES

[GRAPHIC APPEARS HERE]

*The Russell 2000(R) Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.
-----------------------------

Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3% (Class I does not include a sales charge), and includes all other applicable fees and expenses. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See the Financial Highlights beginning on page 55.

International Equity Fund

The International Equity Fund seeks long-term growth of capital. At December 31, 2001, common stocks comprised 92.4% of the International Equity Fund's total assets.

The Fund invests its assets primarily in common stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets. The Fund invests in securities that its sub-advisor, Capital Guardian, thinks are undervalued and represent good long-term investment opportunities.

Holdings in European semiconductor firms were eliminated or reduced late in 2001. Also, holdings in pharmaceutical, consumer staples, and utilities were reduced.

Investment results of the International Equity Fund showed negative total returns of (19.35)% for Class A shares and (19.66)% for Class B shares excluding sales charges for the year ended December 31, 2001.

The International Equity Fund has significant holdings in the information technology sector. This over weighting of information technology was the largest detractor in the performance of the portfolio in 2001. Also, domestically oriented Japanese stocks were detractors.

See the previous section on the International Economies and Markets. Financial Highlights on pages 60 and 61.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                   DECEMBER 31, 2001, INCLUDING SALES CHARGES

                              (CHART APPEARS HERE)

     International Equity     International Equity
        Fund - Class A            Fund - Class B       EAFE Free/R/ Index*

            $7,864                    $7,834                 $7,989

*The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE Free is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

S&P 500 Index Fund

The S&P 500 Index Fund/1/ seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500/R/ Stock Index.

The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called the S&P 500 Index Master Portfolio, which holds each of the stocks that make up the S&P 500 Index. Barclays Global Fund Advisors is the investment adviser to the S&P 500 Index Master Portfolio and seeks to achieve investment performance that is similar to the S&P 500 Index by staying as fully invested as practicable in common stocks. The S&P 500 Index contains 500 stocks and is a widely used measure of large U.S. company stock performance.

The Index Master Portfolio satisfactorily tracked, before fees and expenses, the performance of the S&P 500 Index during 2001.

The S&P 500 Index Fund had negative total returns of (12.75)% for Class A shares and (13.03)% for Class B shares excluding sales charges for the year ended December 31, 2001.

See the previous section on the U.S. Economy and U.S. Equity Market. Financial Highlights on pages 62 and 63.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                   DECEMBER 31, 2001, INCLUDING SALES CHARGES

                              (CHART APPEARS HERE)

          S&P 500 Index        S&P 500 Index
          Fund - Class A       Fund - Class B       S&P 500/R/ Index*

              $8,446               $8,419               $8,797

*The S&P 500/R/ Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. It also tracks the performance of common stocks issued by foreign and smaller U.S. companies in similar industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

     Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.
     Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3% (Class I does not include a sales charge), and includes all other applicable fees and expenses. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See the Financial Highlights beginning on page 55.
/(1)/"S&P 500/R/" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the State Farm Mutual Fund Trust. The State Farm S&P 500 Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Small Cap Index Fund

The Small Cap Index Fund seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000/(R)/ Small Stock Index./(1)/

The Small Cap Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called the Russell 2000 Index Master Portfolio. Barclays Global Fund Advisors is the investment adviser to the Russell 2000 Index Master Portfolio and seeks to achieve investment performance that is similar to the Russell 2000 Index by staying as fully invested as possible in common stocks. The Russell 2000 Index Master Portfolio pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000 Index based upon sampling and modeling techniques.

The Russell 2000 Index is an unweighted index of 2,000 small companies that is created by taking the largest 3,000 companies in the U.S. and eliminating the largest 1,000 of those companies.

The Index Master Portfolio satisfactorily tracked, before fees and expenses, the performance of the Russell 2000 Index in 2001. The Small Cap Index Fund produced total returns of 1.42% for Class A shares and 1.03% for Class B shares excluding sales charges over the twelve months ended December 31, 2001.

See the previous sections on the U.S. Economy and U.S. Equity Market. Financial Highlights on pages 64 and 65.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                   DECEMBER 31, 2001, INCLUDING SALES CHARGES

                              (CHART APPEARS HERE)

                       Small Cap Index     Small Cap Index     Russell 2000/(R)/
                       Fund - Class A      Fund - Class B          Index*

                           $10,266             $10,242            $10,707

-----------------------------------------
Fund's Average Annual Total Return
  Since Inception         1 Year
  Class A: 2.67%          Class A: -1.60%
  Class B: 2.42%          Class B: -1.97%
-----------------------------------------

*The Russell 2000/(R)/ Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000/(R)/ Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.
------------------

International Index Fund

The International Index Fund seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, and Far East Free Index ("EAFE/(R)/ Free Index")./(2)/

The International Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called the International Index Master Portfolio. Barclays Global Fund Advisors is the investment adviser to the International Index Master Portfolio. The International Index Master Portfolio seeks to match the performance of the EAFE Free Index by investing in common stocks included in the Index and by staying as fully invested as possible in common stocks. The International Index Master Portfolio selects a representative sample of the securities contained in the EAFE Free Index based upon sampling and modeling techniques.

The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore.

The Index Master Portfolio satisfactorily tracked, before fees and expenses, the performance of the EAFE Free Index in 2001.

The International Index Fund experienced negative total returns of (22.19)% on Class A shares and (22.43)% on Class B shares excluding sales charges over the twelve months ended December 31, 2001.

See the previous section on the International Economies and Markets. Financial Highlights on pages 66 and 67.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                   DECEMBER 31, 2001, INCLUDING SALES CHARGES

                              (CHART APPEARS HERE)

             International Index    International Index
                Fund - Class A         Fund - Class B      EAFE Free/(R)/ Index*

                    $7,661                $7,637                  $7,989

-----------------------------------------
Fund's Average Annual Total Return
  Since Inception        1 Year
  Class A: -23.39%       Class A: -24.50%
  Class B: -23.63%       Class B: -24.76%
-----------------------------------------

*The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE Free/(R)/) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE Free is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3% (Class I does not include a sales charge), and includes all other applicable fees and expenses. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See the Financial Highlights beginning on page 55.

/(1)/The Russell 2000/(R)/ Index is a trademark/service mark, and Russell/TM/ is a trademark of the Frank Russell Company. The State Farm Small Cap Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

/(2)/The EAFE/(R)/ Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the "Trust"). The State Farm International Index Fund (the "Fund"), based on the EAFE/(R)/ Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust's Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Equity and Bond Fund

The Equity and Bond Fund seeks long-term growth of principal while providing some current income.

The Equity and Bond Fund invests all of its assets in shares of the Equity Fund and the Bond Fund. It is managed by State Farm Investment Management Corp. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the Equity Fund and approximately 40% of its net assets in shares of the Bond Fund. The mix of assets was in line with these targets on December 31, 2001.

Negative total returns of (5.67)% on Class A shares and (5.90)% on Class B shares excluding sales charges occurred for the period ended December 31, 2001.

See the previous sections on the U.S. Economy, U.S. Equity Market and U.S. Bond Market. Financial Highlights on pages 68 and 69.


                        COMPARISON OF CHANGE IN VALUE OF
                     $10,000 INVESTMENT FOR THE PERIOD ENDED
                   DECEMBER 31, 2001, INCLUDING SALES CHARGES
[GRAPHIC APPEARS HERE]

*See footnotes for the Equity Fund and the Bond Fund for description of indices.

Bond Fund

The Bond Fund seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Bond Fund is managed by State Farm Investment Management Corp. and invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations and mortgage backed securities.

Asset class composition of the Fund's portfolio changed somewhat over the last twelve months. Most notable is an increase in holdings of corporate bonds and short-term assets, while investments in U.S. Treasury and mortgage-backed securities were reduced. The weighted average maturity of the portfolio now stands at 6.7 years down from 7.2 years at the end of 2000.

The Bond Fund provided total returns of 7.42% for Class A shares and 7.00% for Class B shares excluding sales charges for the period ended December 31, 2001.

Generally speaking the Fund's investments in corporate bonds performed better than other asset classes of the Fund over the past year with one significant exception. Unfortunately, the Fund owns $500,000 face amount of Enron Corp. 6.40% Notes due 7/15/06. All of Enron's bonds, including those owned by the Fund, are in default, and the company has made a much publicized bankruptcy filing. At December 31, 2001, Enron holdings represented 0.18% of the Fund's total assets.

See the previous section on the U.S. Bond Market. Financial Highlights on pages 70, 71 and 72.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     FOR THE PERIOD ENDED DECEMBER 31, 2001,
                       INCLUDING APPLICABLE SALES CHARGES
[GRAPHIC APPEARS HERE]


*Inception date 11/01/01.
**The Lehman Brothers Aggregate Bond Index contains approximately 6,742 U.S. Government and corporate bonds maturing within at least one year and an outstanding par value of at least $150 million.

The Lehman Brothers Aggregate Bond Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.
------------------------------------
Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3% (Class I does not include a sales charge), and includes all other applicable fees and expenses. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See the Financial Highlights beginning on page 55.

Tax Advantaged Bond Fund

The Tax Advantaged Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.

The Tax Advantaged Bond Fund is managed by State Farm Investment Management Corp. and invests primarily in a diversified selection of municipal bonds. Dividends from the Fund largely will be exempt from federal income tax, but a portion of those dividends may be subject to alternative minimum tax. The Fund may hold bonds with maturities of one to thirty years, although a majority of the Fund's investments are in bonds with maturities longer than five years.

The general composition of the Fund's portfolio changed very little during the year. At December 31, 2001, its weighted average maturity was slightly less than 15 years.

The Tax Advantaged Bond Fund produced total returns of 3.77% for Class A shares and 3.35% for Class B shares excluding sales charges for the period ended December 31, 2001.

See the previous section on the U.S. Bond Market. Financial Highlights on pages 73 and 74.

                        COMPARISON OF CHANGE IN VALUE OF
                     $10,000 INVESTMENT FOR THE PERIOD ENDED
                   DECEMBER 31, 2001, INCLUDING SALES CHARGES

[GRAPHIC APPEARS HERE]

*The Lehman Brothers Municipal Bond Index includes approximately 42,200 municipal bonds which are selected to be representative of the market. To be included in the Index, a municipal Bond must meet the following criteria: have a minimum credit rating of Baa; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least 5 million; have been issued since December 31, 1991; and have a maturity of at least one year.

The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that differ from the composition of the Tax Advantaged Bond Fund. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Money Market

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Financial Highlights on pages 75 and 76.
---------------------
Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period, reflects a maximum sales charge of 3% (Class I does not include a sales charge), and includes all other applicable fees and expenses. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See the Financial Highlights beginning on page 55.

MANAGEMENT INFORMATION

              Management Information - State Farm Mutual Fund Trust

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

                                                                                                  Number of
                                                                                                  Portfolios
                                      Length of                                                     in Fund      Other
 Name, Address,         Position    Time Served        Principal Occupation(s) During the           Complex   Directorships
   and Age             Held with     and Term                    Past 5 Years                       Overseen    Held by
                         Trust       of Office                                                     by Trustee   Trustee
---------------------------------------------------------------------------------------------------------------------------
Thomas M. Mengler,       Trustee    Began service    DEAN - University of Illinois College of Law;       20      None
Swanland Building                   in 2000 and      TRUSTEE - State Farm Variable ProductTrust,
601 E. John Street                  serves until     State Farm Associates Funds Trust.
Champaign, Illinois                 successor is
61820                               elected or
 Age 48                             appointed.


---------------------------------------------------------------------------------------------------------------------------
James A. Shirk,          Trustee    Began service    DIRECTOR and PRESIDENT - Beer Nuts, Inc.            20      None
103 North Robinson                  in 2000 and      (manufacturer of snack foods); TRUSTEE -
Bloomington, Illinois               serves until     State Farm Variable Product Trust, State Farm
61701                               successor is     Associates' Funds Trust
Age 58                              elected or
                                    appointed.


---------------------------------------------------------------------------------------------------------------------------
Victor J. Boschini,      Trustee    Began service    PRESIDENT (since 1999)and VICE PRESIDENT            20      None
1000 Gregory St.,                   in 2000 and      (1997-1999)-Illinois State University,
Normal, Illinois 61761              serves until     ASSOCIATE PROVOST (1990-1997)- Butler
Age 45                              successor is     University; TRUSTEE - State Farm Variable
                                    elected or       Product Trust, State Farm Associates'Funds Trust.
                                    appointed.


---------------------------------------------------------------------------------------------------------------------------

David L. Vance,          Trustee    Began service    PRESIDENT (since 2000) - Caterpillar                20      None
                                    in 2000 and      University; CHIEF ECONOMIST AND MANAGER
100 N.E. Adams St.                  serves until     of the Business Intelligence Group, (since 1994)
Peoria, Illinois 61629              successor is     - Caterpillar, Inc.; TRUSTEE - State Farm
Age 50                              elected or       Variable Product Trust, State Farm Associates'
                                    appointed.       Funds Trust.


---------------------------------------------------------------------------------------------------------------------------


Donald A. Altorfer,      Trustee    Began service    CHAIRMAN (since 1998) - Altorfer, Inc. (dealer      20      None
4200 Rodger Street                  in 2000 and      in heavy machinery and equipment); PRESIDENT
Springfield, Illinois               serves until     (1981-1998) - Capitol Machinery Company;
62703                               successor is     TRUSTEE - State Farm Variable Product Trust,
Age 58                              elected or       State Farm Associates' Funds Trust
                                    appointed.


---------------------------------------------------------------------------------------------------------------------------

MANAGEMENT INFORMATION

              Management Information - State Farm Mutual Fund Trust

II. Information about Officers and Interested Trustees of State Farm Mutual Fund Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
                                       Length of                                                   Portfolio       Other
    Name, Address,       Position     Time Served       Principal Occupation(s) During the          in Fund    Directorships
       and Age          Held with      and Term                    Past 5 Years                     Complex       Held by
                          Trust        of Office                                                   Overseen       Trustee
                                                                                                  by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Edward B. Rust, Jr.*,   Trustee and   Began service   CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE          20        DIRECTOR
One State Farm Plaza,   President     in 2000 and     OFFICER, and DIRECTOR - State Farm Mutual                McGraw-Hill
Bloomington, Illinois                 serves until    Automobile Insurance Company; PRESIDENT                  Corporation
61710                                 successor is    and DIRECTOR - State Farm VP Management
Age 51                                elected or      Corp., State Farm Investment Management
                                      appointed.      Corp., PRESIDENT and TRUSTEE - State Farm
                                                      Variable Product Trust, State Farm
                                                      Associates' Funds Trust.
-----------------------------------------------------------------------------------------------------------------------------------
Roger S. Joslin*,       Trustee,      Began service   VICE CHAIRMAN OF THE BOARD and                  20        DIRECTOR -
One State Farm Plaza    Senior Vice   in 2000 and     DIRECTOR - (also TREASURER and CHIEF                     Archer Daniels
Bloomington, Illinois   President,    serves until    FINANCIAL OFFICER before July, 2001) -                      Midland
61710                   and           successor is    State Farm Mutual Automobile Insurance                      Company
Age 65                  Treasurer     elected or      Company; SENIOR VICE PRESIDENT,
                                      appointed.      TREASURER and DIRECTOR - State Farm
                                                      Investment Management Corp., State Farm VP
                                                      Management Corp., SENIOR VICE PRESIDENT,
                                                      TREASURER and TRUSTEE - State Farm
                                                      Variable Product Trust, State Farm
                                                      Associates Funds Trust
-----------------------------------------------------------------------------------------------------------------------------------
Jack W. North,          Senior Vice   Began service   EXECUTIVE VICE PRESIDENT - FINANCIAL           N/A            N/A
One State Farm Plaza,   President     in 2001 and     SERVICES (since 2001), SENIOR VICE
Bloomington, Illinois                 serves until    PRESIDENT (1998-2001) and REGIONAL VICE
61710                                 removed.        PRESIDENT (1994-1998) - State Farm Mutual
Age 54                                                Automobile Insurance Company; SENIOR VICE
                                                      PRESIDENT and DIRECTOR (since 2001) -
                                                      State Farm Investment Management Corp.,
                                                      State Farm VP Management Corp.; SENIOR
                                                      VICE PRESIDENT (since 2001) - State
                                                      Farm Variable Product Trust, State Farm
                                                      Associates' Funds Trust.

-----------------------------------------------------------------------------------------------------------------------------------

                                       11

MANAGEMENT INFORMATION

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of
                                                                                                     Portfolios
                                        Length of                                                     in Fund         Other
                         Position      Time Served                                                    Complex     Directorships
   Name, Address,        Held with      and Term           Principal Occupation(s) During the         Overseen       Held by
       and Age             Trust        of Office                     Past 5 Years                   by Trustee      Trustee
-------------------------------------------------------------------------------------------------------------------------------
Kurt G. Moser,          Senior Vice   Began service   SENIOR VICE PRESIDENT - INVESTMENTS                N/A           N/A
One State Farm Plaza,   President     in 2000 and     (since 1998) and VICE PRESIDENT -
Bloomington, Illinois                 serves until    INVESTMENTS (1989-1998) - State Farm Mutual
61710                                 removed.        Automobile Insurance Company; SENIOR VICE
Age 57                                                PRESIDENT and DIRECTOR - State Farm
                                                      Investment Management Corp.; DIRECTOR -
                                                      State Farm VP Management Corp.; SENIOR VICE
                                                      PRESIDENT - State Farm Variable Product
                                                      Trust, State Farm Associates' Funds Trust.
-------------------------------------------------------------------------------------------------------------------------------
Paul N. Eckley,         Senior Vice   Began service   SENIOR VICE PRESIDENT - INVESTMENTS (since         N/A           N/A
One State Farm Plaza,   President     in 2000 and     1998) and VICE PRESIDENT - COMMON STOCKS
Bloomington, Illinois                 serves until    (1995-1998) - State Farm Mutual Automobile
61710                                 removed.        Insurance Company; SENIOR VICE PRESIDENT -
Age 47                                                State Farm Investment Management Corp.,
                                                      State Farm Variable Product Trust, State
                                                      Farm Associates' Funds Trust.
-------------------------------------------------------------------------------------------------------------------------------
Susan D. Waring,        Vice          Began service   SENIOR VICE PRESIDENT and CHIEF                    N/A           N/A
One State Farm Plaza,   President     in 2000 and     ADMINISTRATIVE OFFICER (since 2001) - State
Bloomington, Illinois                 serves until    Farm Life Insurance Company; VICE PRESIDENT
61710                                 removed.        (1997-2001), State Farm Mutual Automobile
Age 52                                                Insurance Company; SENIOR VICE PRESIDENT and
                                                      DIRECTOR (since 2001) - State Farm VP
                                                      Management Corp.; VICE PRESIDENT - State
                                                      Farm Investment Management Corp., State Farm
                                                      Variable Product Trust, State Farm
                                                      Associates' Funds Trust.
-------------------------------------------------------------------------------------------------------------------------------
Michael L. Tipsord,     Vice          Began service   VICE PRESIDENT and TREASURER (since 7/2001),       N/A           N/A
One State Farm Plaza,   President     in 2000 and     VICE PRESIDENT and ASSISTANT TREASURER
Bloomington, Illinois   and           serves until    (1/1999 to 7/2001), EXECUTIVE ASSISTANT
61710                   Assistant     removed.        (1/1998 to 1/1999), and ASSISTANT
Age 42                  Secretary-                    CONTROLLER (4/1996 to 1/1998) - State Farm
                        Treasurer                     Mutual Automobile Insurance Company; VICE
                                                      PRESIDENT and ASSISTANT SECRETARY-
                                                      TREASURER (since 6/2001) and ASSISTANT
                                                      SECRETARY-TREASURER (before 6/2001) - State
                                                      Farm Investment Management Corp., State Farm
                                                      VP Management Corp., State Farm Variable
                                                      Product Trust, State Farm Associates' Funds
                                                      Trust.
-------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT INFORMATION


                                                                                                         Number of
                                            Length of                                                    Portfolios     Other
  Name, Address,           Position        Time Served        Principal Occupation(s) During the          in Fund    Directorships
    and Age                Held with        and Term                   Past 5 Years                       Complex       Held by
                            Trust          of Office                                                     Overseen      Trustee
                                                                                                         by Trustee
------------------------------------------------------------------------------------------------------------------------------------


Donald E. Heltner          Vice          Began service     VICE PRESIDENT - FIXED INCOME (since 1998)         N/A       N/A
One State Farm Plaza,      President     in 2000 and       - State Farm Mutual Automobile Insurance
Bloomington, Illinois                    serves until      Company; VICE PRESIDENT (1989-1998)-
61710                                    removed.          MEMBERS Capital Advisors (a registered
Age 54                                                     investment adviser); VICE PRESIDENT -
                                                           State Farm Variable Product Trust, State Farm
                                                           Associates' Funds Trust.
------------------------------------------------------------------------------------------------------------------------------------
John S. Concklin,          Vice          Began service     VICE PRESIDENT - COMMON STOCKS - State             N/A       N/A
One State Farm Plaza,      President     in 2000 and       Farm Mutual Automobile Insurance Company
Bloomington, Illinois                    serves until      VICE PRESIDENT - State Farm Variable Product
61710                                    removed.          Trust, State Farm Associates' Funds Trust.
Age 55
------------------------------------------------------------------------------------------------------------------------------------
Randall H. Harbert,        Vice          Began service     VICE PRESIDENT - MUTUAL FUNDS (since               N/A       N/A
Three State Farm Plaza     President     in 2001 and       9/2001), ADMINISTRATIVE ASSISTANT (6/2001
Bloomington, Illinois                    serves until      to 9/2001), AGENCY FIELD EXECUTIVE (6/1999
61791                                    removed.          TO 6/2001), REGIONAL ADMINISTRATIVE
Age 38                                                     ASSISTANT (6/1998 to 6/1999), AGENCY FIELD
                                                           CONSULTANT (6/1997 to 6/1998), and AGENT
                                                           (4/1992 to 6/1997) - State Farm Mutual
                                                           Automobile Insurance Company; VICE
                                                           PRESIDENT (since 2001) - State Farm
                                                           Investment Management Corp., State Farm VP
                                                           Management Corp., State Farm Variable Product
                                                           Trust, State Farm Associates' Funds Trust.
------------------------------------------------------------------------------------------------------------------------------------
David R. Grimes            Vice          Began service     ASSISTANT VICE PRESIDENT - State Farm              N/A       N/A
Three State Farm Plaza,    President     in 2000 and       Mutual Automobile Insurance Company; VICE
Bloomington, Illinois      and           serves until      PRESIDENT AND SECRETARY - State Farm
61791                      Secretary     removed and       Investment Management Corp., State Farm VP
Age 59                                   successor is      Management Corp.; State Farm Variable Product
                                         appointed.        Trust, State Farm Associates' Funds Trust.
------------------------------------------------------------------------------------------------------------------------------------
Duncan Funk,               Assistant     Began service     INVESTMENT OFFICER (since 1998) and                N/A       N/A
One State Farm Plaza       Vice          in 2000 and       INVESTMENT ANALYST (1984-1998) - State
Bloomington, Illinois      President     serves until      Farm Mutual Automobile Insurance Company;
61710                                    removed.          ASSISTANT VICE PRESIDENT - State Farm
Age 40                                                     Variable Product Trust, State Farm  Associates'
                                                           Funds Trust.
------------------------------------------------------------------------------------------------------------------------------------

*Messrs. Rust and Joslin are "interested" Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Mutual Fund Trust (the "Trust"), (ii) a Director of State Farm Investment Management Corp., the Trust's investment advisor, (iii) a Director of State Farm VP Management Corp., the Trust's distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-4930 to request a copy of the SAI.

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareowners
State Farm Mutual Fund Trust -
Equity Fund
Small Cap Equity Fund
International Equity Fund
S&P 500 Index Fund
Small Cap Index Fund
International Index Fund
Equity and Bond Fund
Bond Fund
Tax Advantaged Bond Fund
Money Market Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund, and Money Market Fund, (collectively, the Funds) comprising the State Farm Mutual Fund Trust as of December 31, 2001, the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Mutual Fund Trust at December 31, 2001, the results of their operations and changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young LLP

Chicago, Illinois

February 01, 2002

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2001
                                   (Audited)

                                                            Shares      Value
                                                            ------   ----------
Common Stocks (96.4%)

Agriculture, Foods, & Beverage (5.9%)
Archer-Daniels-Midland Co.                                  24,150  $   346,552
Campbell Soup Co.                                            3,400      101,558
Hershey Foods Corp.                                          3,900      264,030
Kellogg Co.                                                  3,900      117,390
McCormick & Co. Inc.                                         4,700      197,259
Pepsico Inc.                                                17,500      852,075
Sara Lee Corp.                                               7,000      155,610
Sysco Corp.                                                 17,000      445,740
The Coca-Cola Co.                                           19,700      928,855
                                                                    -----------
                                                                      3,409,069
                                                                    -----------
Banks (5.5%)
ABN Amro Holding NV                                          6,900      111,278
Bank of America Corp.                                       10,600      667,270
M&T Bank Corp.                                               2,800      203,980
Northern Trust Corp.                                         3,300      198,726
Popular Inc.                                                 7,300      212,284
SouthTrust Corp.                                            13,000      320,710
SunTrust Banks Inc.                                          8,100      507,870
Wells Fargo & Co.                                           21,900      951,555
                                                                    -----------
                                                                      3,173,673
                                                                    -----------
Chemicals (1.7%)
Air Products & Chemicals Inc.                                8,700      408,117
EI du Pont de Nemours and Co.                                7,700      327,327
The Dow Chemical Co.                                         6,500      219,570
                                                                    -----------
                                                                        955,014
                                                                    -----------
Computer Software & Services (5.4%)
Automatic Data Processing Inc.                               6,100      359,290
Check Point Software Technologies Ltd. (a)                   3,050      121,665
EMC Corp. (a)                                               10,300      138,432
Intuit Inc. (a)                                              2,700      115,452
Microsoft Corp. (a)                                         30,300    2,007,981
Oracle Corp. (a)                                            26,100      360,441
                                                                    -----------
                                                                      3,103,261
                                                                    -----------
Computers (3.9%)
Hewlett-Packard Co.                                         33,600      690,144
International Business Machines Corp.                       12,600    1,524,096
                                                                    -----------
                                                                      2,214,240
                                                                    -----------
Consumer & Marketing (6.1%)
Clorox Co.                                                   2,300       90,965
Colgate-Palmolive Co.                                       10,000      577,500
Kimberly Clark Corp.                                         2,700      161,460
McDonald's Corp.                                            12,800      338,816
Nestle SA ADR                                               14,100      740,250
The Gillette Co.                                            21,400      714,760


Common Stocks (Cont.)

Consumer & Marketing (Cont.)
The Procter & Gamble Co.                                    11,000      870,430
                                                                    -----------
                                                                      3,494,181
                                                                    -----------
Electronic/Electrical Mfg. (9.2%)
ABB Ltd.                                                     4,000       38,605
Agilent Technologies Inc. (a)                                6,700      191,017
Applied Materials Inc. (a)                                   6,800      272,680
Emerson Electric Co.                                         4,300      245,530
General Electric Co.                                        57,300    2,296,584
Intel Corp.                                                 46,300    1,456,135
KLA Tencor Corp. (a)                                         5,300      262,668
Linear Technology Corp.                                      5,300      206,912
Texas Instruments Inc.                                      11,800      330,400
                                                                    -----------
                                                                      5,300,531
                                                                    -----------
Financial Services (5.4%)
American Express Co.                                         9,500      339,055
Charles Schwab Corp.                                         7,500      116,025
Citigroup Inc.                                              35,200    1,776,896
First Data Corp.                                             1,600      125,520
MBNA Corp.                                                  12,900      454,080
Wachovia Corp.                                               9,200      288,512
                                                                    -----------
                                                                      3,100,088
                                                                    -----------
Health Care (18.0%)
Abbott Laboratories                                         11,600      646,700
Allergan Inc.                                                2,700      202,635
American Home Products Corp.                                 6,300      386,568
Amgen Inc. (a)                                               5,500      310,420
Astrazeneca PLC SP ADR                                       4,300      200,380
Biomet Inc.                                                  6,450      199,305
Bristol-Myers Squibb Co.                                     8,200      418,200
Eli Lilly & Co.                                             12,500      981,750
GlaxoSmithKline PLC ADR                                      3,300      164,406
Guidant Corp.                                                2,800      139,440
Johnson & Johnson                                           36,200    2,139,420
Medtronic Inc.                                               9,900      506,979
Merck & Co. Inc.                                            22,300    1,311,240
Novartis AG-ADR (a)                                          1,400       51,100
Pfizer Inc.                                                 51,600    2,056,260
Pharmacia Corp.                                              6,700      285,755
Schering Plough Corp.                                        6,600      236,346
Teva Pharmaceutical Industries Ltd.                          2,400      147,912
                                                                    -----------
                                                                     10,384,816
                                                                    -----------
Machinery & Manufacturing (4.2%)
AptarGroup Inc.                                              7,600      266,228
Caterpillar Inc.                                            15,000      783,750
Illinois Tool Works Inc.                                     8,400      568,848
Minnesota Mining & Manufacturing Co.                         6,900      815,649
                                                                    -----------
                                                                      2,434,475
                                                                    -----------

                See accompanying notes to financial statements.

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                               December 31, 2001
                                  (Audited)
                                                            Shares     Value
                                                            ------  -----------
Common Stocks (Cont.)

Media & Broadcasting (3.8%)
Reuters Group PLC ADR                                        6,600  $   395,934
The Walt Disney Co.                                         41,900      868,168
Viacom Inc. Class B (a)                                     21,500      949,225
                                                                    -----------
                                                                      2,213,327
                                                                    -----------
Mining & Metals (1.7%)
Billiton PLC (a)                                            20,000      101,601
Newmont Mining Corp.                                         3,600       68,796
Nucor Corp.                                                  4,200      222,432
Rio Tinto PLC ADR                                            7,500      587,250
                                                                    -----------
                                                                        980,079
                                                                    -----------
Oil & Gas (8.5%)
Anadarko Petroleum Corp.                                     3,600      204,660
BP Amoco PLC ADR                                            20,300      944,153
ChevronTexaco Corp.                                          8,200      734,802
Devon Energy Corp.                                           3,000      115,950
Exxon Mobil Corp.                                           51,900    2,039,670
Royal Dutch Petroleum Co. ADR                               14,400      705,888
Tom Brown Inc. (a)                                           4,600      124,246
                                                                    -----------
                                                                      4,869,369
                                                                    -----------
Retailers (5.1%)
Home Depot Inc.                                             13,300      678,433
Wal-Mart Stores Inc.                                        34,800    2,002,740
Walgreen Co.                                                 8,000      269,280
                                                                    -----------
                                                                      2,950,453
                                                                    -----------
Telecom & Telecom Equipment (11.0%)
ADC Telecommunications Inc. (a)                             21,000       96,600
AT&T Wireless Services Inc. (a)                              6,200       89,094
BellSouth Corp.                                             15,100      576,065
Cisco Systems Inc. (a)                                      35,400      641,094
Corning Inc.                                                 9,200       82,064
Lattice Semiconductor Corp. (a)                              3,900       80,223
LM Ericsson Telephone Co. ADR                               54,500      284,490
Lucent Technologies Inc.                                    14,700       92,463
Motorola Inc.                                               15,600      234,312
Nokia Corp. ADR                                             25,100      615,703
Nortel Networks Corp. ADR                                   27,500      206,250
Qwest Communications International Inc.                      6,000       84,780
SAP AG (a)                                                   1,800      234,768
SBC Communications Inc.                                     31,500    1,233,855
Solectron Corp. (a)                                          5,800       65,424
Telefonica SA ADR (a)                                        1,768       70,861
Tellabs Inc. (a)                                             6,000       90,180
Verizon Communications                                      17,800      844,788
Vodafone Group PLC ADR                                      13,400      344,112
WorldCom Inc. (a)                                           27,500      387,200
                                                                    -----------
                                                                      6,354,326
                                                                    -----------



Common Stocks (Cont.)

Utilities & Energy (1.0%)
Duke Energy Corp.                                           12,000  $   471,120
The AES Corp. (a)                                            5,100       83,385
                                                                    -----------
                                                                        554,505
                                                                    -----------
Total Common Stocks
(cost $64,893,322)                                                   55,491,407
                                                                    -----------
                                                         Shares or
                                                         principal
                                                          amount       Value
                                                         ---------  -----------
Short-term Investments (3.8%)
JP Morgan Vista Treasury Plus Money
  Market Fund                                            1,172,877  $ 1,172,877
U.S. Treasury Bills, 1.850%, March, 2002                 1,000,000      996,667
                                                                    -----------

Total Short-term Investments
(cost $2,169,669)                                                     2,169,544
                                                                    -----------
TOTAL INVESTMENTS (100.2%)
(cost $67,062,991)                                                   57,660,951

OTHER ASSETS, NET OF LIABILITIES (-0.2%)                                (81,549)
                                                                    -----------
NET ASSETS (100.0%)                                                 $57,579,402
                                                                    ===========

(a) Non-income producing security.


At December 31, 2001, net unrealized depreciation of $9,402,040 consisted of gross unrealized appreciation of $2,887,276 and gross unrealized depreciation of $12,289,316 based on cost of $67,062,991 for federal income tax purposes.



                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2001
                                  (Audited)



                                                            Shares      Value
                                                            ------   ----------

Common Stocks (93.1%)

Automotive & Transportaion (4.0%)
America West Holdings Corp. (a)                              5,200  $    18,200
Borg Warner Inc.                                             7,100      370,975
Oshkosh Truck Corp.                                          4,400      214,500
Polaris Industries Inc.                                     18,500    1,068,375
Skywest Inc.                                                 7,000      178,150
Werner Enterprises Inc.                                      8,500      206,550
                                                                    -----------
                                                                      2,056,750
                                                                    -----------
Consumer Discretionary (20.8%)
Adolph Coors Co. Class B                                     4,000      213,600
ADVO Inc. (a)                                                4,900      210,700
American Eagle Outfitters Inc. (a)                          15,200      397,784
American Greetings Corp.                                     3,900       53,742
Banta Corp.                                                  7,200      212,544
California Pizza Kitchen Inc. (a)                           13,600      336,600
CEC Entertainment Inc. (a)                                   6,500      282,035
Charlotte Russe Holding Inc. (a)                            13,600      253,096
CoStar Group Inc. (a)                                       13,000      312,130
Cox Radio Inc. (a)                                           7,000      178,360
Dollar Tree Stores Inc. (a)                                 23,500      726,385
Emmis Communications Corp. (a)                               8,100      191,484
Entercom Communications Corp. (a)                            5,300      265,000
Entravision Communications Corp. (a)                        14,000      167,300
Factory 2-U Stores Inc. (a)                                  9,500      190,380
Gaiam Inc. (a)                                                 900       19,620
Galyan's Trading Co. (a)                                     2,000       28,480
Genesco Inc. (a)                                             7,100      147,396
Hotel Reservations Network (a)                               4,500      207,000
Insight Communications Co. Inc. (a)                         21,700      524,272
International Speedway Corp.                                 9,800      383,180
J Jill Group Inc. (a)                                        9,000      193,770
Kellwood Co.                                                 9,300      223,293
Libbey Inc.                                                  6,300      205,695
Martha Stewart Living Omnimedia Inc. (a)                    12,000      197,400
Mediacom Communications Corp. (a)                           16,500      301,290
NetRatings Inc. (a)                                         12,000      188,160
Novel Denim Holdings Ltd. (a)                               11,200      131,040
Penton Media Inc.                                            9,900       61,974
Pinnacle Systems Inc. (a)                                   28,500      226,290
Pixar Animation Studios (a)                                  3,300      118,668
Primedia Inc. (a)                                           53,840      234,204
Radio One Inc. (a)                                          25,400      457,454
Resources Connection Inc. (a)                                6,000      157,980
Ruby Tuesday Inc.                                           24,000      495,120
Speedway Motorsports Inc. (a)                               16,600      419,648
Steiner Leisure Ltd. (a)                                    11,000      233,750
Stride Rite Corp.                                           25,000      163,750
Vans Inc. (a)                                                7,000       89,180
Westwood One Inc. (a)                                        7,800      234,390
Williams-Sonoma Inc. (a)                                    16,000      686,400
World Wrestling Federation Entertainment (a)                 9,300      122,295

                                                            Shares      Value
                                                            ------   ----------
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
XM Satellite Radio Holdings (a)                              8,800  $   161,568
Young Broadcasting Inc. (a)                                  5,200       93,340
                                                                    -----------
                                                                     10,697,747
                                                                    -----------
Consumer Staples (2.9%)
Dreyer's Grand Ice Cream Inc.                               19,900      766,349
Flowers Foods Inc. (a)                                       1,400       55,888
Hain Celestial Group Inc. (a)                                4,700      129,062
Robert Mondavi Corp. (a)                                     6,000      228,000
Suprema Specialities, Inc. (a)                               1,200       15,600
Tootsie Roll Industries Inc. (a)                             7,500      293,100
                                                                    -----------
                                                                      1,487,999
                                                                    -----------
Durable Products (15.9%)
Advanced Energy Industries Inc. (a)                         20,100      535,464
American Superconductor Corp. (a)                           11,000      134,860
Astec Industries Inc. (a)                                   14,300      206,778
Briggs & Stratton Corp.                                      8,700      371,490
Cable Design Technologies Corp. (a)                         18,000      246,240
Columbus McKinnon Corp.                                     18,000      184,500
Credence Systems Corp. (a)                                  23,700      440,109
Cummins Engine Co. Inc.                                      4,000      154,160
Cymer Inc. (a)                                              19,000      507,870
Donaldson Inc.                                               4,300      167,012
Dupont Photomasks Inc. (a)                                   3,300      143,385
Electro Scientific Industries Inc. (a)                      18,500      555,185
Electroglas Inc. (a)                                        11,500      169,855
Emcore Corp. (a)                                            32,100      431,745
FEI Co. (a)                                                  3,500      110,285
Gardner Denver Inc. (a)                                      9,800      218,736
Ionics Inc. (a)                                             12,000      360,360
Kaiser Aluminum Corp. (a)                                   46,000       74,520
Kulicke & Soffa Industries Inc. (a)                         29,500      505,925
LTX Corp. (a)                                               27,100      567,474
Nanometrics Inc. (a)                                        14,500      281,300
NVR Inc. (a)                                                   600      122,400
Pentair Inc.                                                14,800      540,348
Rayovac Corp. (a)                                           13,400      235,840
Therma-Wave Inc. (a)                                        25,000      373,000
Veeco Instruments Inc. (a)                                  12,400      447,020
Wesco International Inc. (a)                                 2,000        9,900
Zygo Corp. (a)                                               6,300      100,170
                                                                    -----------
                                                                      8,195,931
                                                                    -----------
Financial Services (12.9%)
America First Mortgage Investment                            8,000       70,000
American Capital Strategies Ltd.                            23,000      652,050
AmeriCredit Corp. (a)                                        8,300      261,865
ANC Rental Corp. (a)                                        36,400        1,092
Annaly Mortgage Management Inc.                             25,000      400,000
Anthracite Capital Inc.                                     17,500      192,325
Citizens Banking Corp.                                       5,500      180,840



                See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND
                         PORTFOLIO OF INVESTMENTS (Continued)
                               December 31, 2001
                                  (Audited)
                                                          Shares        Value
                                                          ------      ---------
Common Stocks (Cont.)

Financial Services (Cont.)
Digital Insight Corp. (a)                                 16,000    $   357,760
Everest Re Group Ltd. (a)                                  8,000        565,600
Fidelity National Financial Inc.                          23,320        578,336
Fulton Financial Corp.                                    11,970        261,305
HomeStore.com (a)                                         53,700        135,324
Lendingtree Inc. (a)                                      23,100        136,290
Max Re Capital Ltd.                                        5,000         78,300
Medallion Financial Corp.                                 15,000        118,500
Meristar Hospitality Corp. Inc.                           21,100        299,620
Philadelphia Consolidated Holding Corp. (a)                7,500        282,825
San Juan Basin Realty                                     22,000        210,980
Santander Bancorp ADR                                      7,400        143,634
SL Green Realty Corp.                                      4,100        125,911
South Financial Group Inc.                                 5,500         97,625
Southern Financial Bancorp                                 6,400        169,408
Sterling Bancshares Inc.                                  16,000        200,320
The First American Financial Corp.                        18,000        337,320
Waypoint Financial Corp. (a)                              19,000        286,520
Willis Group Holdings Ltd. (a)                             3,500         82,425
WR Berkley Corp.                                           7,500        402,750
                                                                    -----------
                                                                      6,628,925
                                                                    -----------
Health Care (11.5%)
3-Dimensional Pharmaceuticals (a)                         11,000         93,390
Aclara Biosciences Inc. (a)                               27,000        136,890
American Pharmaceutical Partners (a)                       1,000         20,800
Antigenics Inc. (a)                                       16,000        262,400
Aviron (a)                                                 8,000        397,840
Charles River Laboratories Inc. (a)                          700         23,436
ChromaVision Medical Systems Inc. (a)                     32,000        143,680
COR Therapeutics Inc. (a)                                  6,000        143,580
Diversa Corp. (a)                                         12,500        176,875
Durect Corp. (a)                                          12,400        143,716
Exelixis Inc. (a)                                         30,000        498,600
Genaissance Pharmaceuticals Inc. (a)                      11,000         51,150
Gene Logic Inc. (a)                                       13,000        244,920
Heska Corp. (a)                                           64,000         64,000
ILEX Oncology Inc. (a)                                    14,200        383,968
Illumina Inc. (a)                                          9,400        110,544
Kendle International Inc. (a)                             18,000        362,880
Lexicon Genetics Inc. (a)                                 13,300        153,482
Lifepoint Hospitals Inc. (a)                              11,000        374,440
Orthodontic Centers of America Inc. (a)                    8,400        256,200
Owens & Minor Inc.                                        14,400        266,400
Scios Inc. (a)                                             8,400        199,668
Sicor Inc. (a)                                             4,500         70,560
SonoSite Inc. (a)                                          5,500        141,295
Tanox Inc. (a)                                             8,300        153,571
Triad Hospitals Inc. (a)                                   7,600        223,060
Trimeris Inc. (a)                                         10,000        449,700
Unilab Inc. (a)                                            7,800        195,780

Common Stocks (Cont.)

Health Care (Cont.)
Vical Inc. (a)                                             3,900    $    47,736
Wright Medical Group, Inc. (a)                             8,100        144,990
                                                                    -----------
                                                                      5,935,551
                                                                    -----------
Materials & Processes (8.6%)
AptarGroup Inc.                                           12,000        420,360
Armor Holdings Inc. (a)                                   14,300        385,957
Caraustar Industries Inc.                                      -              -
Corn Products International Inc.                          14,300        504,075
Ferro Corp.                                               20,200        521,160
Insignia Financial Group Inc. (a)                         30,000        324,000
OM Group Inc.                                              4,000        264,760
Potlatch Corp.                                             6,100        178,852
Quanta Services Inc. (a)                                  17,500        270,025
Scotts Co. (a)                                             9,500        452,200
Spartech Corp.                                             2,700         55,485
Trammell Crow Co. (a)                                     20,200        236,340
UCAR International Inc. (a)                                9,800        104,860
Valence Technology Inc. (a)                               30,000        101,100
Wilson Greatbatch Technologies (a)                         8,600        310,460
York International Corp.                                   8,000        305,040
                                                                    -----------
                                                                      4,434,674
                                                                    -----------
Oil & Gas (1.1%)
Helmerich & Payne Inc.                                     6,600        220,308
Hydril Co. (a)                                             7,000        123,410
LogicVision Inc. (a)                                       3,000         38,250
Lyondell Chemical Co.                                      8,900        127,537
Pioneer Natural Resources (a)                              2,700         52,002
                                                                    -----------
                                                                        561,507
                                                                    -----------
Technology (12.3%)
Advanced Fibre Communications Inc. (a)                     5,300         93,651
Alliance Fiber Optic Products Inc. (a)                    23,500         33,370
Anadigics Inc. (a)                                        10,000        152,500
Anaren Microwave Inc. (a)                                  7,000        121,240
Arbitron Inc. (a)                                          8,000        273,200
ASM International NV (a)                                  18,200        355,082
Aspect Communications (a)                                 35,000        135,800
Avanex Corp. (a)                                          37,600        221,840
BE Semiconductor Industries NV (a)                         3,500         29,225
Click Commerce (a)                                        50,600        159,896
Click2Learn.Com Inc. (a)                                  23,300         69,900
CNET Networks Inc. (a)                                    19,300        173,121
Digex Inc. (a)                                            10,700         31,993
Earthlink Inc. (a)                                        15,000        182,550
Exar Corp. (a)                                            20,000        417,000
Forrester Research Inc. (a)                                7,000        140,980
Helix Technology Corp.                                    19,400        437,470
InforMax Inc. (a)                                         13,800         40,710
Intergraph Corp. (a)                                       3,700         50,838
Ixia (a)                                                   8,000        102,800

                 See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                               December 31, 2001
                                  (Audited)

                                                   Shares        Value
                                                   ------     -----------
Common Stocks (Cont.)
Technology (Cont.)
MatrixOne Inc. (a)                                 10,500     $   136,395
MicroStrategy Inc. (a)                             21,000          80,850
Microtune Inc. (a)                                  6,200         145,452
Monolithic System Technology (a)                    3,100          63,860
MRV Communications Inc. (a)                         6,278          26,619
National Information Consortium Inc. (a)           45,000         143,100
NetIQ Corp. (a)                                    14,000         493,640
Netscreen Technologies Inc. (a)                       500          11,065
Newport Corp.                                      11,500         221,720
Oni Systems Corp. (a)                               9,300          58,311
Optical Communication Products (a)                 22,600          89,044
Polycom Inc. (a)                                    7,000         240,800
Power Integrations Inc. (a)                         8,300         189,572
Power-One Inc. (a)                                 23,000         239,430
Quest Software Inc. (a)                             8,600         190,146
Riverdeep Group PLC ADR (a)                         7,000         117,670
Saba Software Inc. (a)                              8,300          43,326
Selectica Inc. (a)                                  9,900          59,895
TriQuint Semiconductor Inc. (a)                     9,564         117,254
Unova Inc. (a)                                     17,100          99,180
West Corportation (a)                               6,000         149,640
Witness Systems Inc. (a)                           12,400         165,168
                                                              -----------
                                                                6,305,303
                                                              -----------
Utilities & Energy (3.1%)
Energen Corp.                                      11,000         271,150
New Jersey Resources Corp.                          7,400         346,320
NOVA Chemicals Corp.                               18,800         362,276
Seacor Smit Inc. (a)                                4,000         185,600
Southwest Gas Corp.                                 7,000         156,450
WGL Holdings Inc.                                   9,400         273,258
                                                              -----------
                                                                1,595,054
                                                              -----------
Total Common Stocks
(cost $48,914,489)                                             47,899,441
                                                              -----------

                                                Shares or
                                                principal
                                                  amount         Value
                                                ---------     -----------

Short-term Investments (7.5%)
JP Morgan 100% US Treasury Securities
   Money Market Fund                            2,007,427     $ 2,007,427
JP Morgan Vista Treasury Plus Money
   Market Fund                                  1,853,659       1,853,659
                                                              -----------
Total Short-term Investments
(cost $3,861,086)                                               3,861,086
                                                              -----------
TOTAL INVESTMENTS (100.6%)
(cost $52,775,575)                                             51,760,527

LIABILITIES, NET OF OTHER ASSETS (-0.6%)                         (331,036)
                                                              -----------
NET ASSETS (100.0%)                                           $51,429,491
                                                              ===========

(a)  Non-income producing security.

At December 31, 2001, net unrealiz e d depreciatio n of $1,0 15,048 consisted of gross unrealized a p preciation of $7,104,643 and gross unre alized depreciation of $8,119,691 based on cost of $ 5 2,775,575 for federal inc ome tax purposes.


          See accompany ing notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2001
                                    (Audited)


                                                           Shares      Value
                                                          -------    ----------
Common Stocks (92.4%)

Australia (3.7%)
Australian & New Zealand Bank Group                        23,300    $  212,412
BHP Ltd.                                                  103,470       556,141
Fosters Brewing Group Ltd.                                 79,619       198,076
National Australia Bank Ltd.                                9,293       151,561
News Corp. Ltd.                                             1,900        60,439
News Corp. Ltd. ADR                                         7,400        59,177
Western Mining Corp. Holding Ltd.                          30,300       148,482
Woolworths Ltd.                                            17,900       102,991
                                                                     ----------
                                                                      1,489,279
                                                                     ----------
Canada (1.9%)
Alcan Aluminum Ltd.                                         2,000        71,981
Bombardier Inc. Class B                                    25,500       265,823
Magna International Inc. Class A                            4,300       273,961
Medical Labs & Testing Service                                200         2,381
Nortel Networks Corp. ADR                                  14,900       111,750
Suncor Energy Inc.                                          1,000        32,764
                                                                     ----------
                                                                        758,660
                                                                     ----------
Finland (4.0%)
Nokia Corp. ADR                                             1,300        31,889
Nokia OYJ                                                  53,500     1,379,551
UPM-Kymmene                                                 6,200       205,638
                                                                     ----------
                                                                      1,617,078
                                                                     ----------
France (7.4%)
Accor SA                                                    2,600        94,523
Air Liquide SA                                              1,200       168,179
Bouygues                                                   16,300       534,097
Carrefour Supermarche                                       1,500        77,999
Compagnie De Saint Goban                                      600        90,554
Groupe Danone                                               1,200       146,382
LMVH Co.                                                    1,900        77,313
Michelin Class B                                            7,600       250,719
PS Peugeot Citroen                                          2,400       102,040
Sanofi-Synthelabo                                          12,800       955,080
Schneider SA                                                2,800       134,628
Television Francaise                                        8,100       204,756
Vivendi Universal                                           3,100       169,755
                                                                     ----------
                                                                      3,006,025
                                                                     ----------
Germany (3.8%)
Bayerische Motoren Werke A                                  5,400       188,240
Daimler Chrysler AG                                        11,500       495,085
Deutsche Bank AG                                            1,400        98,977
Deutsche Telekom AG                                         4,500        77,331
Epcos AG                                                    4,500       222,377
Infineon Technologies AG                                    6,600       134,869
Metro AG                                                    9,000       319,343
Siemans                                                       250        16,550
                                                                     ----------
                                                                      1,552,772
                                                                     ----------
Greece (0.1%)
Hellenic Telecommunications                                 3,600        58,660
                                                                     ----------
Hong Kong (3.9%)
Cheung Kong                                                58,000       602,475
Hutchison Whampoa                                          40,000       386,004
Johnson Electric Holdings                                 158,000       166,153
Li & Fung Ltd.                                             94,000       105,477
Shangri-La Asia Ltd.                                      146,000       114,216
Swire Pacific Ltd.                                         39,500       215,283
                                                                     ----------
                                                                      1,589,608
                                                                     ----------
Ireland (2.2%)
Allied Irish Banks PLC                                     26,600       307,900
CRH PLC                                                    21,425       376,767
Elan Corp. PLC                                              2,100        94,626
Irish Permanent PLC                                        10,500       106,208
                                                                     ----------
                                                                        885,501
                                                                     ----------
Italy (1.7%)
Assicurazione Generali SpA                                 12,500       347,256
ENI SpA                                                    27,000       338,494
                                                                     ----------
                                                                        685,750
                                                                     ----------
Japan (20.1%)
ACOM Co. Ltd.                                                 900        65,581
ACOM Co. Ltd. PLC                                           2,500       182,169
Advantest Corp.                                             5,100       288,738
Aeon Co.                                                   15,000       338,776
Aiful Corp.                                                 3,500       226,461
Chubu Electric Power Co.                                    4,800        86,434
Chugai Pharm Co.                                            9,000       104,311
Daiwa Securities                                           20,000       105,142
Fuji Television Network Inc.                                   18        72,654
Furkukawa Electric                                         14,000        74,347
Honda Motor Co. Ltd.                                        2,000        79,811
Hoya Corp.                                                  3,000       179,231
Japan Airlines                                             48,000       114,998
Mitsubishi Estate Co. Ltd.                                 27,000       197,567
Mitsubishi Heavy                                           42,000       112,161
Mitsubishi Motor Corp.                                     40,000        67,756
Mitsui Fudosan                                             30,000       228,903
Mitsui Marine & Fire Insurance                             94,830       444,990
Murata Manufacturing Co. Ltd.                               4,000       239,890
NEC Corp.                                                  49,000       499,869
Nikko Securities Co.                                       27,000       120,517
Nintendo Corp. Ltd.                                         3,200       560,354
Nippon Telegraph and Telephone Corp.                           18        58,645
Nissan Motors                                              64,000       339,386
Nomura Holdings Securities Co. Ltd.                        14,000       179,460
NTT Docomo                                                     44       517,015
Orix Corp.                                                  1,100        98,535
Promise Co. Ltd.                                            2,600       140,653

                 See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 2001
                                    (Audited)


                                                   Shares           Value
                                                  --------        ----------
Common Stocks (Cont.)

Japan (Cont.)
Rohm Co.                                             2,800        $  363,406
Sekisui House Ltd.                                  22,000           159,469
Shin-Etsu Chemical Co.                               7,000           251,564
Shionogi & Co. Ltd.                                  7,000           119,640
Sony Corp.                                          11,700           534,740
Sony Corp. ADR                                         300            13,530
Sumitomo Bank                                       15,600            66,061
Suzuki Motor Corp.                                  17,000           186,007
TDK Corp.                                            2,000            94,308
Tokyo Electric Power Co. Inc.                        4,200            89,410
Tokyo Seimitsu Co. Ltd.                              4,900           166,374
Tokyu Corp.                                         48,000           144,667
Toray Industries                                    61,000           147,541
UFJ Holdings (a)                                        21            46,307
Yamanouchi Pharmaceutical                            3,000            79,200
                                                                  ----------
                                                                   8,186,578
                                                                  ----------
Netherlands (7.5%)
ABN Amro Holdings                                   12,480           201,019
Aegon NV                                            28,699           776,830
ASM Lithography Holding NV (a)                      16,500           286,780
Hagemeyer NV                                        12,500           233,730
Heineken NV                                         17,250           654,158
ING Group                                            5,900           150,457
Philips Electronics NV                              10,200           303,160
Royal Dutch Petroleum Co.                            5,200           263,452
Royal Dutch Petroleum Co. ADR                          300            14,706
VNU NV                                               5,600           172,075
                                                                  ----------
                                                                   3,056,367
                                                                  ----------
Norway (0.9%)
Norsk Hydro ASA                                      4,000           167,683
Statoil ASA                                         30,500           209,130
                                                                  ----------
                                                                     376,813
                                                                  ----------
Portugal (0.2%)
Portugal Telecom SA (a)                             11,730            91,388
                                                                  ----------
Singapore (3.1%)
DBS Group Holdings                                  52,000           388,731
Singapore Airlines                                  21,000           125,101
Singapore Telecom Ltd.                             544,200           518,732
United Overseas Bank                                30,000           206,337
                                                                  ----------
                                                                   1,238,901
                                                                  ----------
Spain (2.1%)
Banco Bilbao Vizcaya Argenta                        26,700           330,455
Inditex                                             14,500           276,421
Telefonica SA (a)                                   19,146           256,225
                                                                  ----------
                                                                     863,101
                                                                  ----------
Sweden (1.8%)
ASSA Abloy AB Class B                               12,600           181,378
Ericsson AB Class B                                 46,000           249,959
Forenings Sparbanken Class A                        16,100           199,529
Svenska Handelbanken                                 8,000           117,449
                                                                  ----------
                                                                     748,315
                                                                  ----------
Switzerland (8.6%)
CIE Fincanc Richemont Units                         15,543           288,812
Credit Suisse Group                                  8,545           364,395
HOLCIM Ltd.                                          2,133           459,939
Nestle SA                                            1,800           383,798
Novartis AG                                         12,907           466,447
Roche Holding AG                                     2,600           185,575
ST Microelectronics NV                               7,100           227,902
Swiss Reinsurance                                    6,354           639,132
Swisscom AG                                            905           250,745
UBS AG                                               4,500           227,134
                                                                  ----------
                                                                   3,493,879
                                                                  ----------
United Kingdom (18.6%)
ARM Holdings (a)                                    20,100           105,020
Astrazenca PLC                                      37,000         1,696,617
BAE Systems PLC                                     28,700           129,276
BG Group PLC                                        23,800            96,987
BOC Group PLC                                        1,500            23,141
Brambles Industries PLC                             24,000           118,759
Centrica PLC                                        28,400            91,760
Compass Group PLC                                   16,000           119,925
GKM PLC                                             24,000            92,563
GlaxoSmithKline PLC                                  4,500           112,844
Granada PLC                                         93,511           195,298
Hays PLC                                            21,100            63,875
HBOS PLC                                            12,100           140,177
Land Securities PLC                                  8,500            96,925
Lloyds TSB Group PLC                                31,200           338,745
Marks & Spencer PLC                                 26,000           136,604
National Grid Group PLC                             14,000            87,207
Pearson PLC                                         17,100           196,859
Prudential PLC                                      23,000           266,453
Reuters Group PLC                                   22,600           223,665
Royal Bank of Scotland Group PLC                    23,300           566,987
Shell Transport & Trading                           31,800           218,450
Shire Pharmaceuticals Group                          7,000            87,615
Smiths Group PLC                                    27,000           266,031
Unilever PLC                                        50,200           412,062
Vodafone Group PLC                                 649,300         1,698,634
                                                                  ----------
                                                                   7,582,479
                                                                  ----------

                 See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 2001
                                    (Audited)

                                                       Shares          Value
                                                     -----------    -----------
Common Stocks (Cont.)

United States (0.8%)
Thompson Corp.                                            10,300    $   310,693
                                                                    -----------
Total Common Stocks
(cost $47,240,355)                                                   37,591,847
                                                                    -----------
Preferred Stocks (0.3%)

Bermuda (0.3%)
Sanwa International Fin Berm                          30,000,000         87,555
UFJ International Fin Berm Trust                       9,000,000         32,962
                                                                    -----------

                                                                        120,517
                                                                    -----------
Total Preferred Stocks
(cost $354,149)                                                         120,517
                                                                    ------------

                                                      Principal
                                                        amount         Value
                                                     -----------    -----------
Foreign Corporate Bonds (0.1%)

Luxembourg (0.1%)
Hellenic Exchange Finance Reg
2.000%, 08/02/2005                                        37,000    $    35,397
                                                                    -----------
Total Foreign Corporate Bonds
(cost $36,054)                                                           35,397
                                                                    -----------

                                                      Principal
                                                        amount         Value
                                                     -----------    -----------
Repurchase Agreement (6.8%)
IBT Repurchase Agreement(b)
0.95% to be repurchased at
$2,776,774 on 01/02/2002                             $ 2,776,628    $ 2,776,628
                                                                    -----------
Total Repurchase Agreement
(cost $2,776,628)                                                     2,776,628
                                                                     -----------
TOTAL INVESTMENTS (99.6%)
(cost $50,407,186)                                                   40,524,389

CASH AND OTHER ASSETS,NET OF
  LIABILITIES (0.4%)                                                    164,749
                                                                    -----------
NET ASSETS (100.0%)                                                 $40,689,138
                                                                    ===========

(a) Non-income producing security.
(b) Repurchase agreement is fully collaterized by U.S. Treasury or Government Agency Securities.


INTERNATIONAL FUND INDUSTRY CLASSES

                   Industry                                    Value        %
                   --------                                 -----------   -----
Communications                                              $ 5,922,845    14.7
Consumer Goods & Services                                     5,130,456    12.6
Real Estate & Other Financial                                 4,580,526    11.3
Health Care                                                   4,251,590    10.5
Machinery, Manufacturing, & Construction                      4,043,827     9.9
Banks                                                         3,695,990     9.1
Transportation                                                2,849,091     7.0
Retail                                                        2,599,263     6.4
Agriculture, Foods, & Beverage                                2,067,086     5.1
Mining & Refining                                             1,778,200     4.4
Chemicals                                                       442,884     1.1
Utilities & Energy                                              263,051     0.6
                                                            -----------   -----
Total Stocks                                                 37,712,364    92.7
Foreign Corporate Bonds                                          35,397     0.1
Repurchase Agreement                                          2,776,628     6.8
                                                            -----------   -----
Total Investments                                           $40,524,389    99.6
Cash and Other Assets, net of Liabilities                       164,749     0.4
                                                            -----------   -----
Net Assets                                                  $40,689,138   100.0%
                                                            ===========   =====

At December 31, 2001, net unrealized depreciation of $10,058,453 consisted of gross unrealized appreciation of $1,256,780 and gross unrealized depreciation of $11,315,233 based on cost of $50,582,842 for federal income tax purposes.

Approximately 29.5% of the investment securities in the Fund are denominated in the Euro, followed by 20.5% in the Japanese Yen, 14.5% in the British Pounds, 9.4% in the United States Dollar, 8.0% in the Swiss Franc, 6.0% in the Swedish Krone, 3.9% in the Hong Kong Dollar and 3.5% in the Austrian Dollar. The remaining investment securities, representing 4.7% of total investments, are denominated in three currencies, each of which represents less than 2.1% of total investments.

                 See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2001
                                    (Audited)

                                                    Shares             Value
                                                   ---------        -----------
Common Stocks (99.9%)

Financial Services (99.9%)
State Farm Mutual Fund Trust Bond
  Fund Institutional Shares (40.1%)                2,139,305        $22,099,023
State Farm Mutual Fund Trust Equity
  Fund Institutional Shares (59.8%)                4,186,625         32,990,608
                                                                    -----------

                                                                     55,089,631
                                                                    -----------
Total Common Stocks
(cost $60,377,631)                                                   55,089,631
                                                                    -----------
                                                   Shares or
                                                   principal
                                                     amount            Value
                                                   ---------        -----------
Short-term Investments (0.1%)
JP Morgan Vista Treasury Plus Money
  Market Fund                                         35,854             35,854
                                                                    -----------
Total Short-term Investments
(cost $35,854)                                                           35,854
                                                                    -----------
TOTAL INVESTMENTS (100.0%)
(cost $60,413,485)                                                   55,125,485

OTHER ASSETS, NET OF LIABILITIES (0.0%)                                  24,691
                                                                    -----------
NET ASSETS (100.0%)                                                 $55,150,176
                                                                    ===========

At December 31, 2001, net unrealized depreciation of $5,288,000 consisted of gross unrealized appreciation of $565,782 and gross unrealized depreciation of $5,853,782 based on cost of $60,413,485 for federal income tax purposes.

           See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2001
                                    (Audited)

                                                         Principal
                                                           amount       Value
                                                         ---------   ----------
Corporate Bonds (37.4%)

Aerospace/Defense (0.9%)
Lockheed Martin Corp.
7.700%, 06/15/2008                                      $  500,000   $  549,295
                                                                     ----------
Agriculture, Foods, & Beverage (1.7%)
ConAgra Inc.
7.875%, 09/15/2010                                         500,000      546,840
Kellogg Co.
6.600%, 04/01/2011                                         500,000      513,875
                                                                     ----------
                                                                      1,060,715
                                                                     ----------
Automotive (2.3%)
Daimler Chrysler North America
6.400%, 05/15/2006                                         500,000      500,050
Goodyear Tire & Rubber Co.
7.857%, 08/15/2011                                         500,000      464,624
Ford Motor Co.
7.450%, 07/16/2031                                         500,000      458,094
                                                                     ----------
                                                                      1,422,768
                                                                     ----------
Banks (0.9%)
Wells Fargo & Co.
7.250%, 08/24/2005                                         500,000      540,238
                                                                     ----------
Building Materials & Construction (0.8%)
Masco Corp.
6.750%, 03/15/2006                                         500,000      514,513
                                                                     ----------
Chemicals (1.7%)
Rohm & Haas Co.
6.950%, 07/15/2004                                         500,000      529,452
PPG Industries Inc.
7.400%, 08/15/2019                                         500,000      511,230
                                                                     ----------
                                                                      1,040,682
                                                                     ----------
Computers (0.9%)
Hewlett-Packard Co.
7.150%, 06/15/2005                                         500,000      526,762
                                                                     ----------
Consumer & Marketing (1.6%)
Kimberly Clark Corp.
6.250%, 07/15/2018                                       1,000,000      973,765
                                                                     ----------
Electronic/Electrical Mfg. (0.8%)
Raytheon Co.
6.550%, 03/15/2010                                         500,000      500,083
                                                                     ----------
Financial Services (5.2%)
Household Finance Corp.
8.000%, 05/09/2005                                         500,000      536,175
Morgan Stanley Dean Witter & Co.
7.750%, 06/15/2005                                         500,000      546,088
General Electric Capital Corp.
6.800%, 11/01/2005                                         500,000      535,636

                                                         Principal
                                                           amount       Value
                                                         ---------   ----------
Corporate Bonds (Cont.)

Financial Services (Cont.)
Caterpillar Financial Services Corp.
5.950%, 05/01/2006                                      $  500,000   $  511,292
Citigroup Inc.
7.250%, 10/01/2010                                         500,000      535,841
General Motors Acceptance Corp.
6.875%, 09/15/2011                                         500,000      489,780
                                                                     ----------
                                                                      3,154,812
                                                                     ----------
Forest Products (2.4%)
Westvaco Corp.
6.850%, 11/15/2004                                         375,000      393,180
International Paper Co.
6.750%, 09/01/2011                                         500,000      505,595
Willamette Industries Inc.
9.000%, 10/01/2021                                         500,000      561,194
                                                                     ----------
                                                                      1,459,969
                                                                     ----------
Health Care (2.5%)
Pfizer Inc. (a)
3.625%, 11/01/2004                                         500,000      498,220
Merck & Co. Inc.
4.125%, 01/18/2005                                         500,000      498,486
Abbott Laboratories
6.400%, 12/01/2006                                         500,000      531,817
                                                                     ----------
                                                                      1,528,523
                                                                     ----------
Machinery & Manufacturing (0.9%)
Deere & Co.
7.850%, 05/15/2010                                         500,000      544,803
                                                                     ----------
Media & Broadcasting (1.0%)
Knight-Ridder Inc.
9.875%, 04/15/2009                                         500,000      597,618
                                                                     ----------
Oil & Gas (1.1%)
Enron Corp. (a)
6.400%, 07/15/2006                                         500,000       97,500
Phillips Petroleum Co.
8.750%, 05/25/2010                                         500,000      581,970
                                                                     ----------
                                                                        679,470
                                                                     ----------
Retailers (1.8%)
Target Corp.
7.500%, 02/15/2005                                         500,000      546,179
Albertsons Inc.
7.500%, 02/15/2011                                         500,000      535,970
                                                                     ----------
                                                                      1,082,149
                                                                     ----------
Telecom & Telecom Equipment (6.7%)
Sprint Capital Corp.
5.875%, 05/01/2004                                         500,000      511,874

                 See accompanying notes to financial statements.

                   STATE FARM MUTUAL FUND TRUST BOND FUND
                     PORTFOLIO OF INVESTMENTS (Continued)
                             December 31, 2001
                                (Audited)

                                                       Principal
                                                        amount         Value
                                                      ----------    -----------
Corporate Bonds (Cont.)

Telecom & Telecom Equipment (Cont.)
Motorola Inc.
6.750%, 02/01/2006                                    $  500,000    $   500,082
AT&T Corp. (b)
6.500%, 11/15/2006                                       500,000        508,303
Cingular Wireless (b)
5.625%, 12/15/2006                                       500,000        504,165
GTE North Inc.
5.650%, 11/15/2008                                       500,000        490,570
Vodafone Group PLC ADR
7.750%, 02/15/2010                                       500,000        549,148
Deutsche Telekom International Financial
8.000%, 06/15/2010                                       500,000        547,194
WorldCom Inc.
7.500%, 05/15/2011                                       500,000        514,337
                                                                    -----------
                                                                      4,125,673
                                                                    -----------
Utilities & Energy (4.2%)
Dominion Resources Inc.
7.625%, 07/15/2005                                       500,000        533,082
Duke Energy Field Services
7.500%, 08/16/2005                                       500,000        522,566
Progress Energy Inc.
6.750%, 03/01/2006                                       505,000        524,365
Puget Sound Energy Inc.
7.690%, 02/01/2011                                       500,000        508,447
Tampa Electric Co.
6.875%, 06/15/2012                                       500,000        502,275
                                                                    -----------
                                                                      2,590,735
                                                                    -----------
Total Corporate Bonds
(cost $22,516,147)                                                   22,892,573
                                                                    -----------
Foreign Government Bonds (1.6%)
Province of Ontario
5.500%, 10/01/2008                                       500,000        500,567
United Mexican States
8.300%, 08/15/2031                                       500,000        491,250
                                                                    -----------
Total Foreign Government Bonds
(cost $929,333)                                                         991,817
                                                                    -----------
Government Agency Securities (36.6%)

Federal Home Loan Mortgage Corp.
5.750%, 07/15/2003                                       750,000        782,778
3.250%, 11/15/2004                                       900,000        883,869
7.000%, 07/15/2005                                     1,000,000      1,086,704
6.625%, 09/15/2009                                     1,000,000      1,064,595
6.000%, 11/01/2028                                     1,277,526      1,259,519
6.500%, 06/01/2029                                     1,687,002      1,695,839
7.500%, 12/01/2030                                       288,658        297,944

                                                       Principal
                                                        amount         Value
                                                      ----------    ------------
Government Agency Securities (Cont.)

Federal National Mortgage Association
6.750%, 08/15/2002                                    $  750,000    $   771,251
5.500%, 02/15/2006                                       500,000        515,007
6.625%, 10/15/2007                                       500,000        538,848
6.000%, 09/01/2013                                     2,500,043      2,523,073
7.500%, 09/01/2029                                     1,471,403      1,522,633
7.125%, 01/15/2030                                       500,000        556,079
8.000%, 03/01/2030                                       588,350        616,569
6.500%, 05/01/2030                                     1,628,003      1,635,127
7.000%, 08/01/2030                                     1,498,312      1,528,548
6.500%, 08/01/2031                                       488,322        489,116
7.000%, 08/01/2031                                       939,633        958,426
6.000%, 11/01/2031                                       749,241        733,647

Government National Mortgage Association
6.500%, 03/15/2029                                     1,450,674      1,458,256
7.000%, 06/15/2029                                     1,429,769      1,462,769
                                                                    -----------
Total Government Agency Securities
(cost $21,606,208)                                                   22,380,597
                                                                    -----------
U.S. Treasury Obligations (17.9%)

U.S. Treasury Bonds
7.500%, 11/15/2016                                     1,000,000      1,182,539
8.125%, 08/15/2019                                       750,000        946,934
6.875%, 08/15/2025                                     1,000,000      1,140,938

U.S. Treasury Notes
7.250%, 05/15/2004                                     3,000,000      3,261,093
6.500%, 10/15/2006                                     3,000,000      3,267,306
6.000%, 08/15/2009                                     1,100,000      1,172,660
                                                                    -----------
Total U.S. Treasury Obligations
(cost $10,666,320)                                                   10,971,470
                                                                    -----------

             See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST BOND FUND
                   PORTFOLIO OF INVESTMENTS (Continued)
                          December 31, 2001
                             (Audited)

                                                 Shares or
                                                 principal
                                                  amount               Value
                                                 ---------          -----------
Short-term Investments (6.2%)
General Electric Capital Corp., 2.030%,
   January, 2002                                 1,000,000          $   999,947
JP Morgan Vista Treasury Plus Money
   Market Fund                                   2,801,286            2,801,286
                                                                    -----------
Total Short-term Investments
(cost $3,801,233)                                                     3,801,233
                                                                    -----------
TOTAL INVESTMENTS (99.7%)
(cost $59,519,241)                                                   61,037,690

OTHER ASSETS, NET OF LIABILITIES (0.3%)                                 144,302
                                                                    -----------
NET ASSETS (100.0%)
                                                                    $61,181,992
                                                                    ===========

(a) Enron Corp. filed for Chapter 11 bankruptcy protection on December 2, 2001, and is currently in default.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the value of these securities amounted to $1,012,468 or 1.7% of net assets.

At December 31, 2001, net unrealized appreciation of $1,518,449 consisted of gross unrealized appreciation of $1,968,395 and gross unrealized depreciation of $449,946 based on cost of $59,519,241 for federal income tax purposes.

                See accompanying notes to financial statements.

                  STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND
                                PORTFOLIO OF INVESTMENTS
                                   December 31, 2001
                                      (Audited)

                                                                                                   Rating
                                                                             Coupon   Maturity    (Moody's   Principal
                                                                              rate      date     or S&P)(a)    amount      Value
                                                                             ------  ----------  ----------  ----------  ----------
Long-term Municipal Bonds (97.9%)

California (2.8%)
Department of Water and Power of the City of Los Angeles, California,
  Power System Revenue Bonds, 2001 Series A, Subseries A-1                   5.250%  07/01/2015     Aa3      $1,500,000  $1,546,785
                                                                                                                         ----------

Colorado (0.8%)
  Adams County, School District, No. 12, Colorado, General Obligation
    Bonds, Series 2001A                                                      5.400%  12/15/2014     Aaa         440,000     455,404
                                                                                                                         ----------
Georgia (3.8%)
  Dekalb County, Georgia, Water & Sewerage Revenue Bonds, Series 2000        5.500%  10/01/2014     Aa2       2,000,000   2,114,840
                                                                                                                         ----------

Illinois (1.9%)
  State of Illinois, General Obligation Bonds, First Series of               5.750%  12/01/2017     Aaa       1,000,000   1,052,090
  December 2000                                                                                                          ----------

Kansas (8.3%)
  State of Kansas, Department of Transportation, Highway Revenue Bonds,
    Series 2000A                                                             5.750%  09/01/2013     Aa2       2,300,000   2,470,522
  Johnson County, Kansas, Unified School District # 229, Series A
    (Prerefunded to 10-01-2008 @ 100)                                        5.500%  10/01/2016     Aa1       2,000,000   2,162,120
                                                                                                                         ----------
                                                                                                                          4,632,642
                                                                                                                         ----------
Louisiana (4.4%)
  State of Louisiana, General Obligation Bonds, Series 2000-A                5.000%  11/15/2019     Aaa       2,500,000   2,450,400
                                                                                                                         ----------
Michigan (8.2%)
  Forest Hills Public Schools, County of Kent, State of  Michigan, 2000
    School Building and Site Bonds (General Obligation - Unlimited Tax)      5.250%   5/01/2019     Aa2       2,575,000   2,592,304
  State of Michigan, General Obligation Bonds, Environmental Protection
    Program Series 2000                                                      5.250%  11/01/2020     Aaa       1,985,000   2,007,550
                                                                                                                         ----------
                                                                                                                          4,599,854
                                                                                                                         ----------
Mississippi (4.5%)
  State of Mississippi, General Obligation Bonds, Capital Improvements
    Issue, Series 2000                                                       5.500%  11/01/2015     Aa3       2,400,000   2,505,984
                                                                                                                         ----------
Missouri (8.9%)
  State Environmental Improvement and Energy Resources Authority, (State of
    Missouri), Water Pollution Control and Drinking Water Revenue Bonds,
    (State Revolving Funds Programs-Master Trust), Series 2000B              5.625%  07/01/2016     Aaa       2,415,000   2,529,809
  Missouri Highways and Transportation Commission, State Road
    Bonds, Series A 2000
                                                                             5.000%  02/01/2017     Aa2       2,500,000   2,486,300
                                                                                                                         ----------
                                                                                                                          5,016,109
                                                                                                                         ----------
North Carolina (1.8%)
  City of Winston-Salem, North Carolina, Water and Sewer System Revenue and
    Revenue Refunding Bonds, Series 2001                                     5.000%  06/01/2018     Aa2       1,000,000     987,680
                                                                                                                         ----------
Ohio (10.9%)
  City of Columbus, Ohio,General Obligation Bonds, Various Purpose
    Unlimited Tax Bonds, Series 2000-1                                       5.500%  11/15/2014     Aaa       2,400,000   2,541,192
City of Cleveland, Ohio, Waterworks Refunding Revenue Bonds, Series J, 2001  5.375%  01/01/2016     Aaa       1,000,000   1,024,790


                See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 2001
                                    (Audited)

                                                                                                 Rating
                                                                          Coupon    Maturity     (Moody's    Principal
                                                                           rate       date      or S&P)(a)    amount       Value
                                                                          ------   ----------   ----------   ---------   -----------
Long-term Municipal Bonds (Cont.)
Ohio (Cont.)
  State of Ohio, Full Faith and Credit General Obligation Infrastructure
    Improvement Bonds, Series 2000                                        5.750%   02/01/2016      Aa16     $2,400,000   $ 2,539,800
                                                                                                                         -----------
                                                                                                                           6,105,782
                                                                                                                         -----------
Oregon (6.3%)
  Eagle Point School District No. 9, Jackson County, Oregon, General
    Obligation Bonds, Series 2000                                         5.625%   06/15/2017      Aa27      1,500,000     1,572,585
  Reynolds School District No. 7, Multnomah County, Oregon, General
    Obligation Bonds, Series 2000                                         5.000%   06/15/2018      Aa28      2,000,000     1,979,740
                                                                                                                         -----------
                                                                                                                           3,552,325
                                                                                                                         -----------
Tennessee (11.0%)
  Tennessee State School Bonds Authority, Higher Educational
    Facilities Second Program Bonds, Series A                             5.400%   05/01/2013      Aa33      2,440,000     2,549,922
  City of Memphis, Tennessee, General Improvement Refunding Bonds,
    Series 2001                                                           5.000%   11/01/2016      Aa26      1,100,000     1,101,958
  Williamson County, Tennessee, General Obligation Public Improvement
    Bonds, Series 2000 (ULT)                                              5.400%   03/01/2020      Aa10      2,500,000     2,539,550
                                                                                                                         -----------
                                                                                                                           6,191,430
                                                                                                                         -----------
Texas (18.0%)
  City of Dallas, Texas, (Dallas, Denton, Collin and Rockwall Counties),
    Waterworks and Sewer System Revenue Refunding Bonds, Series 2000      5.500%   10/01/2013      Aa23      2,400,000     2,520,864
  City of San Antonio, Texas, Electric and Gas Systems Revenue Bonds,
    New Series 2000A                                                      5.750%   02/01/2015      Aa15      2,400,000     2,528,328
  Plano Independent School District, (Collin County, Texas), School
    Building Unlimited Tax Bonds, Series 2000                             5.125%   02/15/2016      Aaa       2,500,000     2,495,475
  Fort Bend Independent School District, (Fort Bend County, Texas),
    Unlimited Tax School Building Bonds, Series 2000                      5.250%   08/15/2017      Aaa       2,550,000     2,557,191
                                                                                                                         -----------
                                                                                                                          10,101,858
                                                                                                                         -----------
Virginia (1.8%)
  City of Virginia Beach, Virginia, General Obligation Public
  Improvement Bonds, Series 2001                                          5.000%   06/01/2018      Aa18                      988,770
                                                                                                                         -----------
Wisconsin (4.5%)
  State of Wisconsin, General Obligation Bonds of  2000, Series D         5.300%   05/01/2018      Aa38      2,500,000     2,529,725
                                                                                                                         -----------
Total Long-term Municipal Bonds
  (cost $53,708,293)                                                                                                      54,831,678
                                                                                                                         -----------

                 See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                               December 31, 2001
                                   (Audited)

                                                                    Rating
                                              Coupon    Maturity    (Moody's   Principal
                                               rate       date      or S&P)      amount       Value
                                              ------   ----------   --------   ---------   -----------
Short-term Municipal Bonds (0.2%)
Hawaii (0.2%)
   City and County of Honolulu, Hawaii,
     General Obligation Bonds, Series 2000A   1.550%   01/01/2016     Aaa      $ 100,000   $   100,000
                                                                               ---------   -----------
Total Short-term Municipal Bonds
   (cost $100,000)                                                                             100,000
                                                                                           -----------
                                                                               Shares or
                                                                               principal
                                                                                 amount        Value
                                                                               ---------   -----------
Short-term Investments (0.9%)
   JP Morgan Vista Treasury Plus Money Market Fund                               474,938   $   474,938

Total Short-term Investments
   (cost $474,938)                                                                             474,938
                                                                                           -----------
TOTAL INVESTMENTS (99.0%)
   (cost $54,283,231)                                                                       55,406,616
OTHER ASSETS, NET OF LIABILITIES (1.0%)                                                        582,334
                                                                                           -----------
NET ASSETS (100.0%)                                                                        $55,988,950
                                                                                           ===========

(a)  Ratings are not audited.

At December 31, 2001, net unrealized appreciation of $1,123,385 consisted of gross unrealized appreciation of $1,224,058 and gross unrealized depreciation of $100,673 based on cost of $54,283,231 for federal income tax purposes.

                 See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2001
                                   (Audited)

                                                       Shares or
                                                       principal
                                                        amount          Value
                                                      -----------    -----------
Short-term Investments (99.1%)

Agriculture, Foods, & Beverage (4.6%)
Coca-Cola
2.040%, 01/18/2002                                    $   750,000    $   749,275
                                                                     -----------
Automotive (7.8%)
FCAR Owner Trust Series I
1.980%, 01/14/2002                                        765,000        764,452
New Center Asset Trust
1.730%, 03/12/2002                                        500,000        498,316
                                                                     -----------
                                                                       1,262,768
                                                                     -----------
Banks (4.9%)
Citicorp
1.870%, 01/09/2002                                        790,000        789,671
                                                                     -----------
Computers (4.7%)
International Business Machines Corp.
1.760%, 01/11/2002                                        760,000        759,628
                                                                     -----------
Financial Services (13.8%)
Household Finance Corp.
1.900%, 01/16/2002                                        750,000        749,405
General Electric Capital Corp.
2.030%, 01/24/2002                                        750,000        749,024
Caterpillar Financial Services Corp.
1.820%, 04/15/2002                                        750,000        746,056
                                                                     -----------
                                                                       2,244,485
                                                                     -----------
Health Care (11.7%)
Abbott Laboratories (a)
1.750%, 01/08/2002                                        750,000        749,745
Pfizer Inc. (a)
2.000%, 01/25/2002                                        755,000        753,990
Merck & Co. Inc.
1.770%, 03/28/2002                                        400,000        398,308
                                                                     -----------
                                                                       1,902,043
                                                                     -----------
Machinery & Manufacturing (4.9%)
John Deere Capital Corp.
1.730%, 01/23/2002                                        790,000        789,164
                                                                     -----------
Oil & Gas (4.8%)
ChevronTexaco Corp.
1.810%, 02/20/2002                                        790,000        788,013
                                                                     -----------
Regulated Investment Companies (1.8%)
JP Morgan Vista Treasury Plus Money
   Market Fund                                            290,281        290,281
                                                                     -----------
U.S. Government (40.1%)
Federal Home Loan Mortgage Corp.
1.880%, 01/03/2002                                      1,000,000        999,895
1.930%, 02/07/2002                                        700,000        698,608
1.950%, 02/14/2002                                        500,000        498,805
1.960%, 02/21/2002                                      1,500,000      1,495,826
1.780%, 04/19/2002                                        265,000        263,585
Federal National Mortgage Association
2.030%, 01/03/2002                                        800,000        799,909
1.900%, 01/10/2002                                        500,000        499,762
1.740%, 02/21/2002                                        750,000        748,150
1.740%, 03/21/2002                                        500,000        498,090
                                                                     -----------
                                                                       6,502,630
                                                                     -----------
Total Short-term Investments
(cost $16,077,958)                                                    16,077,958
                                                                     -----------
TOTAL INVESTMENTS (99.1%)
(cost $16,077,958)                                                    16,077,958

OTHER ASSETS, NET OF LIABILITIES (0.9%)                                  141,757
                                                                     -----------
NET ASSETS (100.0%)                                                  $16,219,715
                                                                     ===========

(a) Securities exempt from registration under Section4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the value of these secuties amounted to $1,503,735 or 9.3% of net assets.

At December 31, 2001, the aggregate cost for federal income tax purposes was $16,077,958.


                 See accompanying notes to financial statements.

                      (This page intentionally left blank.)

                          STATE FARM MUTUAL FUND TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 2001
                                   (Audited)

                                                            Equity      Small Cap     International
                                                             Fund      Equity Fund     Equity Fund
                                                         -----------   -----------    -------------
 Assets
   Investments in securities
     At identified cost                                  $67,062,991    52,775,575       50,407,186
                                                         ===========    ==========       ==========
     At value                                            $57,660,951    51,760,527       40,524,389
     In Master Index Portfolios                                   --            --               --
   Foreign currencies at value (cost $67,068)                     --            --           65,296
   Receivable for:
     Dividends and interest                                   45,001        49,682           27,914
     Shares of the Fund sold                                  76,185        19,258           14,351
     Securities sold                                              --        35,439            4,706
     Expense cap reimbursement                                    --            --           10,873
     Variation margin                                             --            --          281,400
   Prepaid expenses                                            3,116         2,840            2,976
                                                         -----------    ----------       ----------
     Total assets                                         57,785,253    51,867,746       40,931,905
                                                         -----------    ----------       ----------
 Liabilities and Net Assets
   Payable for:
     Shares of the Fund redeemed                               2,975            62               --
     Securities purchased                                         --       204,013               --
     Distribution fees                                        39,490        52,704           44,955
     Manager                                                 122,080       137,426          141,778
   Accrued liabilities                                        41,306        44,050           56,034
                                                         -----------    ----------       ----------
     Total Liabilities                                       205,851       438,255          242,767
                                                         -----------    ----------       ----------
   Net assets applicable to shares outstanding of        $57,579,402    51,429,491       40,689,138
   common stock                                          ===========    ==========       ==========

 Class A Shares:
   Fund shares outstanding                                 1,680,210     2,782,111        2,683,622
   Net assets applicable to shares outstanding           $13,609,457    26,601,865       20,845,517
                                                         ===========    ==========       ==========
   Net asset value                                       $      8.10          9.56             7.77
                                                         ===========    ==========       ==========
   Maximum offering price (100/97 of net asset value)    $      8.35          9.86             8.01
                                                         ===========    ==========       ==========
 Class B Shares:
   Fund shares outstanding                                 1,355,080     2,606,341        2,564,801
   Net assets applicable to shares outstanding           $10,921,320    24,827,626       19,843,621
                                                         ===========    ==========       ==========
   Net asset value                                       $      8.06          9.53             7.74
                                                         ===========    ==========       ==========
 Institutional Shares:
   Fund shares outstanding                                 4,193,276            --               --
   Net assets applicable to shares outstanding           $33,048,625            --               --
                                                         ===========    ==========       ==========
   Net asset value                                       $      7.88            --               --
                                                         ===========    ==========       ==========
 Analysis of Net Assets
   Paid-in-capital                                       $67,242,863    53,202,245       52,011,505
   Accumulated net realized gain (loss)                     (263,299)     (757,706)      (1,611,153)
   Net unrealized appreciation (depreciation)             (9,402,040)   (1,015,048)      (9,602,436)
   Undistributed (distributions in excess of) net
     investment income                                         1,878            --         (108,778)
                                                         -----------    ----------       ----------

   Net assets applicable to shares outstanding           $57,579,402    51,429,491       40,689,138
                                                         ===========    ==========       ==========

                 See accompanying notes to financial statements.

  S&P 500      Small Cap    International     Equity and       Bond        Tax Advantaged    Money Market
Index Fund    Index Fund      Index Fund       Bond Fund       Fund          Bond Fund          Fund
----------    ----------    -------------     ----------    ----------     --------------    ------------

        --            --               --     60,413,485    59,519,241         54,283,231      16,077,958
==========    ==========       ==========     ==========    ==========         ==========      ==========
        --            --               --     55,125,485    61,037,690         55,406,616      16,077,958
58,732,163    57,164,408       41,420,389             --            --                 --              --
        --            --               --             --            --                 --              --
        --            --               --             --       779,450            735,249             627
   175,374            --            5,055         84,740        38,707              2,236         198,878
        --        43,475               --             --            --                 --              --
        --            --               --         28,447            --                 --              --
        --            --               --             --            --                 --              --
     3,172         3,302            3,000            504         3,446              3,464             868
----------    ----------       ----------     ----------    ----------         ----------      ----------
58,910,709    57,211,185       41,428,444     55,239,176    61,859,293         56,147,565      16,278,331
----------    ----------       ----------     ----------    ----------         ----------      ----------


   136,785       105,688               51          2,689         2,559                188           3,093
        --            --               --             --       530,471                 --              --
    60,470        58,950           46,070         36,505        52,470             64,578          11,240
    99,594       110,765           77,262         20,856        59,258             63,911          20,658
    54,984        60,457           85,454         28,950        32,543             29,938          23,625
----------    ----------       ----------     ----------    ----------         ----------      ----------
   351,833       335,860          208,837         89,000       677,301            158,615          58,616
----------    ----------       ----------     ----------    ----------         ----------      ----------
58,558,876    56,875,325       41,219,607     55,150,176    61,181,992         55,988,950      16,219,715
==========    ==========       ==========     ==========    ==========         ==========      ==========

 3,745,274     2,833,021        2,673,677      3,258,938     2,029,581          2,831,515      11,038,176
32,447,705    29,377,769       21,047,023     29,251,116    20,998,174         28,978,719      11,038,176
==========    ==========       ==========     ==========    ==========         ==========      ==========
      8.66         10.37             7.87           8.98         10.35              10.23            1.00
==========    ==========       ==========     ==========    ==========         ==========      ==========
      8.93         10.69             8.11           9.26         10.67              10.55              --
==========    ==========       ==========     ==========    ==========         ==========      ==========

 3,015,564     2,654,596        2,564,680      2,886,054     1,743,130          2,639,140       5,181,539
26,111,171    27,497,556       20,172,584     25,899,060    18,034,207         27,010,231       5,181,539
==========    ==========       ==========     ==========    ==========         ==========      ==========
      8.66         10.36             7.87           8.97         10.35              10.23            1.00
==========    ==========       ==========     ==========    ==========         ==========      ==========

        --            --               --             --     2,144,032                 --              --
        --            --               --             --    22,149,611                 --              --
==========    ==========       ==========     ==========    ==========         ==========      ==========
        --            --               --             --         10.33                 --              --
==========    ==========       ==========     ==========    ==========         ==========      ==========

65,516,112    54,870,977       51,896,034     60,425,250    59,514,124         54,865,893      16,219,715
(1,152,228)      171,451       (1,652,830)            --       149,419               (328)             --
(5,835,065)    1,830,532       (9,050,747)    (5,288,000)    1,518,449          1,123,385              --
    30,057         2,365           27,150         12,926            --                 --              --
    ------         -----           ------         ------            --                 --              --
58,558,876    56,875,325       41,219,607     55,150,176    61,181,992         55,988,950      16,219,715
==========    ==========       ==========     ==========    ==========         ==========      ==========

                 See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                            STATEMENTS OF OPERATIONS

                                                                                            Equity
                                                                                             Fund
                                                                                -----------------------------
Year ended December 31, 2001 and the Period ended December 31, 2000                 2001              2000
-------------------------------------------------------------------             -----------        ----------

Investment Income:
   Dividends (a)                                                                  $ 667,465           105,504
   Interest                                                                          57,337            27,770
   Tax-exempt interest                                                                   --                --
                                                                                -----------        ----------
                                                                                    724,802           133,274
   Less: foreign withholding taxes                                                   11,791             1,016
     Portfolio expenses of Master Index Portfolios                                       --                --
                                                                                -----------        ----------
     Total investment income                                                        713,011           132,258

Expenses:
   Investment advisory and management fees                                          300,149            47,610
   Administration fees                                                                   --                --
   Professional fees                                                                 29,641             9,200
   Distribution fees                                                                197,747                --
   Transfer agent fees                                                              111,998                --
   ICI dues                                                                             169                --
   Registration fees                                                                 17,217             5,000
   Fidelity bond expense                                                          1,859 270
   Trustees' fees                                                                     1,066                --
   Reports to shareowners                                                            11,573                --
   Security valuation fees                                                            2,661               388
   Blue sky registration fees                                                         8,797                --
   Errors & omissions insurance                                                       5,756                --
   Custodian fees                                                                     3,440             1,723
   License index fees                                                                    --                --
   Fund accounting expense                                                               --                --
                                                                                -----------        ----------
     Total expenses                                                                 692,073            64,191
     Less: expense reimbursement from Manager                                        33,719                --
                                                                                -----------        ----------
     Net expenses                                                                   658,354            64,191
                                                                                -----------        ----------
Net investment income                                                                54,657            68,067

Realized and unrealized gain (loss):
   Net realized gain (loss) on sales of investments                                (259,402)           (3,897)
   Net realized gain (loss) on forward foreign currency contracts                        --                --
   Net realized gain (loss) on foreign currency transactions                             --                --
   Net realized gain (loss) on futures contracts                                         --                --
   Net unrealized gain (loss) on open futures contracts                                  --                --
   Change in net unrealized appreciation
     or depreciation on investments and foreign currency transactions            (6,741,916)       (2,660,124)
                                                                                -----------        ----------
Net realized and unrealized gain (loss) on investments                           (7,001,318)       (2,664,021)
                                                                                -----------        ----------
Net change in net assets resulting from operations                              $(6,946,661)       (2,595,954)
                                                                                ===========        ==========

(a) Components of investment income for the S&P 500 Index, Small Cap Index, and International Index Funds reflect each Fund's proportionate interest from its Master Index Portfolio.


                See accompanying notes to financial statements.

        Small Cap                 International                    S&P 500                  Small Cap
       Equity Fund                 Equity Fund                   Index Fund                Index Fund
------------------------    -------------------------     -----------------------     ---------------------
   2001        2000             2001          2000           2001          2000         2001        2000
---------    -----------    -----------    ----------     ----------     --------     --------    ---------
  362,979         44,784        636,641           608        674,485       15,006      741,826       37,750
  103,771         35,606         82,934        69,475        105,378        2,954      141,318       18,180
       --             --             --            --             --          --            --           --
---------    ----------     -----------    ----------     ----------     --------     --------    ---------
  466,750         80,390        719,575        70,083        779,863       17,960      883,144       55,930
      583             --         61,471            --          2,957           --           --           --
       --             --             --            --        101,595          741      124,808        1,504
---------    ----------     -----------    ----------     ----------     --------     --------    ---------
  466,167         80,390        658,104        70,083        675,311       17,219      758,336       54,426
  383,653         26,589        340,576        25,326         77,428        2,224      131,008        3,758
       --             --             --            --          2,410       14,500        2,410       14,500
   38,005         10,000         34,538        14,000         35,961       13,000       40,695       15,000
  213,142             --        189,353            --        225,053           --      232,951           --
  119,221             --        105,770            --        128,363           --      130,293           --
      136             --             51            --            166           --          156           --
    4,177         12,500            473        12,500          3,643       12,500          886       12,500
    1,832            270          1,850           270          1,850          270        1,850          270
    1,051             --            956            --          1,110           --        1,126           --
    9,552             --          8,605            --         17,963           --       14,233           --
    4,050            370          6,322         1,275             --           --           --           --
    8,797             --          9,197            --          8,796           --        8,797           --
    5,777             --          5,503            --          5,921           --        6,375           --
   13,638          1,800         69,124         7,700             --           --           --           --
       --             --             --            --          3,343           --       20,001           --
       --             --         54,335         3,836         24,602          724       24,400          724
---------    ----------     -----------    ----------     ----------     --------     --------    ---------
  803,031         51,529        826,653        64,907        536,609       43,218      615,181       46,752
   41,355          2,499        107,895        11,090         55,024       29,118       69,752       30,949
---------    ----------     -----------    ----------     ----------     --------     --------    ---------
  761,676         49,030        718,758        53,817        481,585       14,100      545,429       15,803
---------    ----------     -----------    ----------     ----------     --------     --------    ---------
(295,509)         31,360       (60,654)        16,266        193,726        3,119      212,907       38,623
(757,706)         55,223     (1,611,153)        1,299     (1,141,658)      11,916      967,119      (13,757)
       --             --        108,243     (181,034)             --           --           --           --
       --             --       (34,347)        80,068             --           --           --           --
       --             --             --            --             --           --           --           --
       --             --             --            --             --           --           --           --
  134,806    (1,149,854)    (7,884,158)    (1,718,278)    (5,718,865)    (116,200)    (348,256)   2,178,788
---------    ----------     -----------    ----------     ----------     --------     --------    ---------
(622,900)    (1,094,631)    (9,421,415)    (1,817,945)    (6,860,523)    (104,284)     618,863    2,165,031
---------    ----------     -----------    ----------     ----------     --------     --------    ---------
(918,409)    (1,063,271)    (9,482,069)    (1,801,679)    (6,666,797)    (101,165)     831,770    2,203,654
=========    ==========     ===========    ==========     ==========     ========     ========    =========

                See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                            STATEMENTS OF OPERATIONS

                                                                                         International
                                                                                           Index Fund
                                                                                     ---------------------
Year ended December 31, 2001 and the Period ended December 31, 2000                      2001       2000
-------------------------------------------------------------------                  -----------  --------
Investment Income:
   Dividends (a)                                                                     $   806,832    14,428
   Interest                                                                              143,222    13,976
   Tax-exempt interest                                                                        --        --
                                                                                     -----------  --------
                                                                                         950,054    28,404
   Less: foreign withholding taxes                                                        97,451     1,222
     Portfolio expenses of Master Index Portfolios                                       199,216     3,562
                                                                                     -----------  --------
     Total investment income                                                             653,387    23,620

Expenses:
   Investment advisory and management fees                                               110,051     3,562
   Administration fees                                                                     2,410    14,500
   Professional fees                                                                      40,261    15,000
   Distribution fees                                                                     196,101        --
   Transfer agent fees                                                                   109,356        --
   ICI dues                                                                                  130        --
   Registration fees                                                                         435    12,500
   Fidelity bond expense                                                                   1,849       270
   Trustees' fees                                                                          1,057        --
   Reports to shareowners                                                                 13,699        --
   Security valuation fees                                                                    --        --
   Blue sky registration fees                                                              8,797        --
   Errors & omissions insurance                                                            5,735        --
   Custodian fees                                                                             --        --
   License index fees                                                                     27,814        --
   Fund accounting expense                                                                27,081       724
                                                                                     -----------  --------
     Total expenses                                                                      544,776    46,556
     Less: expense reimbursement from Manager                                             64,814    29,971
                                                                                     -----------  --------
     Net expenses                                                                        479,962    16,585
                                                                                     -----------  --------

Net investment income                                                                    173,425     7,035

Realized and unrealized gain (loss):
   Net realized gain (loss) on sales of investments                                   (1,484,980)   99,898
   Net realized gain (loss) on forward foreign currency contracts                             --        --
   Net realized gain (loss) on foreign currency transactions                             (30,169) (176,957)
   Net realized gain (loss) on futures contracts                                        (191,413)   (4,867)
   Net unrealized gain (loss on open futures contracts                                    10,679    (1,144)
   Change in net unrealized appreciation or depreciation on investments and foreign
     currency transactions                                                            (9,889,285)  829,003
                                                                                     -----------  --------
Net realized and unrealized gain (loss) on investments                               (11,585,168)  745,933
                                                                                     -----------  --------
Net change in net assets resulting from operations                                   (11,411,743)  752,968
                                                                                     ===========  ========

(a) Components of investment income for the S&P 500 Index, Small Cap Index, and International Index Funds reflect each Fund's proportionate interest from its Master Index Portfolio.


                 See accompanying notes to financial statements.


     Equity and                      Bond                 Tax Advantaged          Money Market
      Bond Fund                      Fund                    Bond Fund               Fund
-----------------------    ----------------------    ----------------------    ----------------
    2001         2000         2001         2000        2001         2000         2001     2000
----------   ----------    ---------    ---------    ---------    ---------    -------   ------
 1,335,289      245,609           --           --           --           --         --       --
     1,536           --    3,537,221      545,117       16,254      267,064    496,598   32,184
        --           --           --           --    2,685,333      209,910         --       --
----------   ----------    ---------    ---------    ---------    ---------    -------   ------
 1,336,825      245,609    3,537,221      545,117    2,701,587      476,974    496,598   32,184
        --           --           --           --           --           --         --       --
        --           --           --           --           --           --         --       --
----------   ----------    ---------    ---------    ---------    ---------    -------   ------
 1,336,825      245,609    3,537,221      545,117    2,701,587      476,974    496,598   32,184


        --           --       54,952        8,306       54,541        8,294     12,615      492
        --           --           --           --           --           --         --       --
    28,334        4,000       31,364        6,800       27,805        8,400     20,789    6,000
    36,505           --      228,246           --      242,498           --     39,283       --
    20,856           --      128,594           --      135,642           --     31,399       --
       170           --          195           --          191           --         49       --
     5,048       12,500        6,932        7,500        1,885       12,500      2,833    2,500
     2,464          270        1,840          270        1,847          270        824      270
     1,083           --        1,220           --        1,221           --        263       --
     7,561           --        7,589           --        5,925           --      6,504       --
        --           --        4,287          227        6,333          220         97       15
     8,798           --        7,986           --        8,797           --      8,930       --
     8,078           --        6,859           --        6,958           --      1,342       --
       602           --        1,174        1,011          598          262      2,148       --
        --           --           --           --           --           --         --       --
        --           --           --           --           --           --         --      200
----------   ----------    ---------    ---------    ---------    ---------    -------   ------
   119,499       16,770      481,238       24,114      494,241       29,946    127,076    9,477
    62,138       16,770       15,058           --        7,694           --     31,360    5,542
----------   ----------    ---------    ---------    ---------    ---------    -------   ------
    57,361           --      466,180       24,114      486,547       29,946     95,716    3,935
----------   ----------    ---------    ---------    ---------    ---------    -------   ------

 1,279,464      245,609    3,071,041      521,003    2,215,040      447,028    400,882   28,249


    83,660       24,307      287,597      121,617           --         (328)        --       --
        --           --           --           --           --           --         --       --
        --           --           --           --           --           --         --       --
        --           --           --           --           --           --         --       --
        --           --           --           --           --           --         --       --
(4,185,220)  (1,102,780)     383,756    1,134,693     (344,867)   1,468,252         --       --
----------   ----------    ---------    ---------    ---------    ---------    -------   ------
(4,101,560)  (1,078,473)     671,353    1,256,310     (344,867)   1,467,924         --       --
----------   ----------    ---------    ---------    ---------    ---------    -------   ------
(2,822,096)    (832,864)   3,742,394    1,777,313    1,870,173    1,914,952    400,882   28,249
==========   ==========    =========    =========    =========    =========    =======   ======

                 See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                 Equity
                                                                                                                  Fund
                                                                                                      ----------------------------
Year ended December 31, 2001 and for the period from date of inception to December 31, 2000               2001            2000
-------------------------------------------------------------------------------------------           ------------    ------------
From operations:
  Net investment income                                                                               $     54,657          68,067
  Net realized gain (loss)                                                                                (259,402)         (3,897)
  Change in net unrealized appreciation or depreciation                                                 (6,741,916)     (2,660,124)
                                                                                                      ------------    ------------
Net change in net assets resulting from operations                                                      (6,946,661)     (2,595,954)

Distributions to shareowners from and in excess of:

  Net investment income:
    Class A Shares                                                                                              --         (33,887)
    Class B Shares                                                                                              --         (33,887)
    Institutional Shares                                                                                   (97,376)             --
                                                                                                      ------------    ------------
  Net realized gain:
    Class A Shares                                                                                              --              --
    Class B Shares                                                                                              --              --
    Institutional Shares                                                                                        --              --
                                                                                                      ------------    ------------
Total distributions to shareowners                                                                         (97,376)        (67,774)

From Fund share transactions:
  Proceeds from shares sold                                                                             48,353,192      50,900,000
  Reinvestment of distributions                                                                             97,376          67,774
                                                                                                      ------------    ------------
                                                                                                        48,450,568      50,967,774
  Less payments for shares redeemed                                                                     32,131,175              --
                                                                                                      ------------    ------------
Net increase in net assets from Fund share transactions                                                 16,319,393      50,967,774
                                                                                                      ------------    ------------
Total increase (decrease) in net assets                                                                  9,275,356      48,304,046
                                                                                                      ------------    ------------
Net assets:
  Beginning of period                                                                                   48,304,046              --
                                                                                                      ------------    ------------
  End of period                                                                                       $ 57,579,402      48,304,046
                                                                                                      ============    ============
Including undistributed (distributions in excess of) net investment income                            $      1,878             293
                                                                                                      ============    ============

                 See accompanying notes to financial statements.

                        STATE FARM MUTUAL FUND TRUST FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

       Small Cap                International                  S&P 500                     Small Cap
      Equity Fund                Equity Fund                 Index Fund                   Index Fund
----------------------     -----------------------     -----------------------      -----------------------
   2001        2000           2001         2000           2001         2000            2001         2000
----------  ----------     ----------   ----------     ----------   ----------      ----------   ----------
  (295,509)     31,360        (60,654)      16,266        193,726        3,119         212,907       38,623
  (757,706)     55,223     (1,537,257)     (99,667)    (1,141,658)      11,916         967,119      (13,757)
   134,806  (1,149,854)    (7,884,158)  (1,718,278)    (5,718,865)    (116,200)       (348,256)   2,178,788
----------  ----------     ----------   ----------     ----------   ----------      ----------   ----------
  (918,409) (1,063,271)    (9,482,069)  (1,801,679)    (6,666,797)    (101,165)        831,770    2,203,654



      (188)    (16,750)       (11,169)     (10,875)      (164,505)      (3,000)       (181,532)     (16,250)
      (176)    (14,250)       (10,676)      (4,600)       (48,304)         (75)        (87,764)     (13,250)
        --          --             --           --             --           --              --           --
----------  ----------     ----------   ----------     ----------   ----------      ----------   ----------

   (28,507)         --           (665)          --        (12,830)          --        (403,723)          --
   (26,716)         --           (634)          --        (10,328)          --        (378,188)          --
        --          --             --           --             --           --              --           --
----------  ----------     ----------   ----------     ----------   ----------      ----------   ----------
   (55,587)    (31,000)       (23,144)     (15,475)      (235,967)      (3,075)     (1,051,207)     (29,500)


 3,625,220  50,000,000      2,129,206   50,000,000     15,641,881   50,000,000       4,048,317   50,000,000
    55,549      31,000         23,144       15,475        235,968        3,075       1,051,207       29,500
----------  ----------     ----------   ----------     ----------   ----------      ----------   ----------
 3,680,769  50,031,000      2,152,350   50,015,475     15,877,849   50,003,075       5,099,524   50,029,500
   214,011          --        156,320           --        315,044           --         208,416           --
----------  ----------     ----------   ----------     ----------   ----------      ----------   ----------
 3,466,758  50,031,000      1,996,030   50,015,475     15,562,805   50,003,075       4,891,108   50,029,500
----------  ----------     ----------   ----------     ----------   ----------      ----------   ----------
 2,492,762  48,936,729     (7,509,183)  48,198,321      8,660,041   49,898,835       4,671,671   52,203,654
----------  ----------     ----------   ----------     ----------   ----------      ----------   ----------

48,936,729          --     48,198,321           --     49,898,835           --      52,203,654           --
----------  ----------     ----------   ----------     ----------   ----------      ----------   ----------
51,429,491  48,936,729     40,689,138   48,198,321     58,558,876   49,898,835      56,875,325   52,203,654
==========  ==========     ==========   ==========     ==========   ==========      ==========   ==========
        --         360       (108,778)         791         30,057           44           2,365        9,123
==========  ==========     ==========   ==========     ==========   ==========      ==========   ==========

                 See accompanying notes to financial statements.

                        STATE FARM MUTUAL FUND TRUST FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              International
                                                                                                               Index Fund
                                                                                                       ---------------------------
Year ended December 31, 2001 and for the period from date of inception to December 31, 2000                2001            2000
-------------------------------------------------------------------------------------------            ------------     ----------
From operations:
  Net investment income                                                                                $    173,425          7,035
  Net realized gain (loss)                                                                               (1,706,562)       (81,926)
  Change in net unrealized appreciation or depreciation                                                  (9,878,606)       827,859
                                                                                                       ------------     ----------
Net change in net assets resulting from operations                                                      (11,411,743)       752,968

Distributions to shareowners from and in excess of:

  Net investment income:
    Class A Shares                                                                                          (63,818)        (3,650)
    Class B Shares                                                                                               --           (675)
    Institutional Shares                                                                                         --             --
                                                                                                       ------------     ----------
  Net realized gain:
    Class A Shares                                                                                           (8,837)            --
    Class B Shares                                                                                           (8,504)            --
    Institutional Shares                                                                                         --             --
                                                                                                       ------------     ----------
Total distributions to shareowners                                                                          (81,159)        (4,325)

From Fund share transactions:
   Proceeds from shares sold                                                                              2,009,146     50,000,000
   Reinvestment of distributions                                                                             81,159          4,325
                                                                                                       ------------     ----------
                                                                                                          2,090,305     50,004,325
   Less payments for shares redeemed                                                                        130,764             --
                                                                                                       ------------     ----------
Net increase in net assets from Fund share transactions                                                   1,959,541     50,004,325
                                                                                                       ------------     ----------
Total increase (decrease) in net assets                                                                  (9,533,361)    50,752,968
                                                                                                       ------------     ----------
Net assets:
  Beginning of period                                                                                    50,752,968             --
                                                                                                       ------------     ----------
  End of period                                                                                        $ 41,219,607     50,752,968
                                                                                                       ============     ==========
Including undistributed (distributions in excess of) net investment income                             $     27,150          2,710
                                                                                                       ============     ==========

                 See accompanying notes to financial statements.

                        STATE FARM MUTUAL FUND TRUST FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

      Equity and                     Bond                   Tax Advantaged               Money Market
       Bond Fund                     Fund                      Bond Fund                     Fund
-----------------------     -----------------------     -----------------------     -----------------------
   2001         2000          2001          2000           2001         2000           2001         2000
----------   ----------     ----------   ----------     ----------   ----------     ----------   ----------

 1,279,464      245,609      3,071,041      521,003      2,215,040      447,028        400,882       28,249
    83,660       24,307        287,597      121,617             --         (328)            --           --
(4,185,220)  (1,102,780)       383,756    1,134,693       (344,867)   1,468,252             --           --
-----------  ----------     ----------   ----------     ----------   ----------     ----------   ----------
(2,822,096)    (832,864)     3,742,394    1,777,313      1,870,173    1,914,952        400,882       28,249



  (680,177)    (122,500)    (1,531,415)    (261,022)    (1,178,414)    (223,514)      (239,792)     (14,616)
  (586,970)    (122,500)    (1,340,470)    (259,981)    (1,036,626)    (223,514)      (161,090)     (13,633)
        --           --       (199,156)          --             --           --             --           --
----------   ----------     ----------   ----------     ----------   ----------     ----------   ----------


   (57,257)          --        (89,245)          --             --           --             --           --
   (50,710)          --        (77,244)          --             --           --             --           --
        --           --        (93,306)          --             --           --             --           --
----------   ----------     ----------   ----------     ----------   ----------     ----------   ----------
(1,375,114)    (245,000)    (3,330,836)    (521,003)    (2,215,040)    (447,028)      (400,882)     (28,249)


 9,335,275   50,000,000     31,271,208   50,006,539      2,267,458   50,006,408      8,198,486   10,000,000
 1,373,978      245,000      3,039,099      521,003      2,213,307      447,028        399,208       28,249
----------   ----------     ----------   ----------     ----------   ----------     ----------   ----------
10,709,253   50,245,000     34,310,307   50,527,542      4,480,765   50,453,436      8,597,694   10,028,249
   529,003           --     24,523,725      900,000         68,308           --      2,406,228           --
----------   ----------     ----------   ----------     ----------   ----------     ----------   ----------
10,180,250   50,245,000      9,786,582   49,627,542      4,412,457   50,453,436      6,191,466   10,028,249
----------   ----------     ----------   ----------     ----------   ----------     ----------   ----------
 5,983,040   49,167,136     10,198,140   50,883,852      4,067,590   51,921,360      6,191,466   10,028,249
----------   ----------     ----------   ----------     ----------   ----------     ----------   ----------

49,167,136           --     50,983,852           --     51,921,360           --     10,028,249           --
----------   ----------     ----------   ----------     ----------   ----------     ----------  -----------
55,150,176   49,167,136     61,181,992   50,983,852     55,988,950   51,921,360     16,219,715   10,028,249
==========   ----------     ----------   ----------     ----------   ----------     ----------   ----------
    12,926          609             --           --             --           --             --           --
==========   ==========     ==========   ==========     ==========   ==========     ==========   ==========

                 See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST

                         NOTES TO FINANCIAL STATEMENTS

1. Objective

State Farm Mutual Fund Trust (the "Trust") has 10 separate investment portfolios (the "Funds"). Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks.

The State Farm Equity Fund (the "Equity Fund") seeks long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its assets in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion.

The State Farm Small Cap Equity Fund (the "Small Cap Equity Fund") seeks long-term growth of capital. The Fund invests most of its assets in equity securities of companies with relatively small market capitalizations located in the U.S. The companies in which the Fund invests typically have market capitalizations of $50 million to $1.5 billion at the time the Fund purchases the securities.

The State Farm International Equity Fund (the "International Equity Fund") seeks long-term growth of capital. The Fund invests its assets primarily in common stocks of companies located in 15 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets.

The State Farm S&P 500 Index Fund (the "S&P 500 Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of the Standard & Poor's 500 Stock Index (the "S&P 500(R) Index"). The Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio (the "Master Index Portfolio"). That series, called the S&P 500 Index Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Index Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives.

The State Farm Small Cap Index Fund (the "Small Cap Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Small Stock Index(R) (the "Russell 2000 Index"). The Fund invests all of its assets in a separate series of the Master Index Portfolio, called the Russell 2000 Index Master Portfolio. The Russell 2000 Index Master Portfolio and the Small Cap Index Fund have substantially similar investment objectives.

The State Farm International Index Fund (the "International Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, and Far East Free Index ("EAFE(R) Free Index"). The Fund invests all of its assets in a separate series of the Master Index Portfolio, called the International Index Master Portfolio. The International Index Master Portfolio and the International Index Fund have substantially similar investment objectives.

The State Farm Equity and Bond Fund (the "Equity and Bond Fund") seeks long-term growth of principal while providing some current income. The Fund invests substantially all of its assets in shares of the Equity Fund and Bond Fund.

The State Farm Bond Fund (the "Bond Fund") seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securitites.

The State Farm Tax Advantaged Bond Fund (the "Tax Advantaged Bond Fund") seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund normally invests so that either (1) 80% or more of the Fund's net investment income is exempt from regular federal income tax or (2) 80% or more of the Fund's net assets is invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the "Money Market Fund") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

                          STATE FARM MUTUAL FUND TRUST

2. Significant accounting policies

Security valuation

Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on their respective exchanges where primarily traded. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. The securities of the Money Market Fund and short-term securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are valued on an amortized cost basis which approximates fair value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective Fund. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Any securities not valued as described above are valued at a fair value as determined in good faith by the Board of Trustees or its delegate.

Securities transactions and investment income

Security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Multi-class fund structure

The Funds offer multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares eight years after issuance. Institutional shares are offered to institutional investors including certain insurance companies, defined contribution plans, defined benefit plans, and may be used as a funding vehicle for certain IRAs. Institutional shares are not subject to an initial sales charge or a contingent deferred sales charge and have lower ongoing expenses than the other classes.

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of settled shares outstanding for the Fixed Income Funds and relative net assets for all other Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

 Fund share valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its Net Asset Value ("NAV"), plus an initial sales charge on the Class A shares. The offering price of the Money Market Fund and all Funds' Class B shares are their NAV. A separate NAV is calculated for each class of each Fund.

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

                          STATE FARM MUTUAL FUND TRUST

 Investments in Master Index Portfolios

The S&P 500 Index, Small Cap Index, and International Index Funds ("Equity Index Funds") are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The Equity Index Funds invest substantially all of their assets in the Master Index Portfolios as detailed below:

                                                                    % ownership interest
                                                                     held by the Equity
Equity Index Fund          Invests in Master Index Portfolio      Index Funds at 12/31/2001
-----------------         -----------------------------------     -------------------------
S&P 500 Index Fund          S&P 500 Index Master Portfolio                  2.1%

Small Cap Index Fund      Russell 2000 Index Master Portfolio              87.3%

International Index Fund    EAFE FreeIndex Master Portfolio                44.8%

The Master Index Portfolios are diversified, open-end management investment companies, which have similar investment objectives as the respective Equity Index Funds. The Master Index Portfolios operate as partnerships for federal income tax purposes.

The financial statements of each Master Index Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with each Equity Index Funds' financial statements.

Each Equity Index Fund records its investment in their Master Index Portfolio at fair value which represents each Equity Index Fund's proportionate interest in the net assets of the respective Master Index Portfolio. Valuation of securities held by each Master Index Portfolio is disclosed in the notes of the respective Master Index Portfolio financial statements included elsewhere in this report.

Each Equity Index Fund records daily its proportionate share of the Master Index Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Equity Index Funds accrue their own expenses.

At December 31, 2001, the S&P 500 Index, Small Cap Index, and International Index Funds had unrealized appreciation (depreciation) of $423,424, $1,751,931, and ($10,303,496), respectively, and cost of $62,038,038, $60,718,443, and
$53,505,857, respectively, for federal income tax purposes.

 Federal income taxes, dividends and distributions to shareowners

It is the Funds' policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of their taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made. The Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, and Equity and Bond Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund, and Money Market Fund declare dividends daily and pay dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are generally paid annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for futures contracts (Equity Index Funds), the recognition of net realized losses (Equity, International Equity, S&P 500 Index, and International Index Funds), and foreign currency transactions (International Equity and International Index Funds). As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period.

The International Equity Fund has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation (depreciation) relating to PFIC transactions of ($21,053) and $21,053 during 2001 and 2000, respectively, which is treated as ordinary income (loss) for federal income taxes. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2001, was $0.

The International Equity Fund distributions from net investment income includes $21,053 for 2001. There were no distributions from net investment income relating to PFICs and foreign currency gains in 2000.

                          STATE FARM MUTUAL FUND TRUST

The tax character of distributions were as follows for the year ended December 31, 2001:

                         Small Cap Equity  International Equity  Small Cap Index  Equity & Bond    Bond
                               Fund                Fund               Fund             Fund        Fund
                         ----------------  --------------------  ---------------  -------------  ---------
Ordinary Income

  Class A Shares              28,695              11,834              584,690         737,434    1,620,660

  Class B Shares              26,892              11,310              465,438         637,680    1,417,714

  Institutional Shares            --                  --                   --              --      292,462

Long-term Capital Gain

  Class A Shares                  --                  --                  557              --           --

  Class B Shares                  --                  --                  522              --           --

  Institutional Shares            --                  --                   --              --           --
                              ------              ------            ---------       ---------    ---------
Total                         55,587              23,144            1,051,207       1,375,114    3,330,836

The tax character of distributions for Equity, S&P 500 Index, International Index, Tax Advantaged Bond, and Money Market Funds were the same as the distributions reflected in the Statement of Changes in Net Assets. Distributions from net investment income in 2000 were all classified as ordinary income.

From November 1, 2001 through December 31, 2001, the Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P Index Fund and the International Index Fund incurred approximately $248,122, $187,990, $787,054, $113,273 and
$1,192,991 of net realized losses, respectively. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2002. At December 31, 2001, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                     Small Cap      International      S&P 500        Small Cap
Expiration Year     Equity Fund     Equity Fund      Equity Fund      Index Fund      Index Fund
---------------    -------------    -----------     -------------   --------------   ------------
     2009             $15,177         569,716          648,443          621,451              --
     -----            -------         -------          -------          -------        --------
     Total            $15,177         569,716          648,443          621,451              --

                   International    Equity and          Bond        Tax Advantaged   Money Market
Expiration Year     Index Fund       Bond Fund          Fund          Bond Fund          Fund
---------------    -------------    -----------     -------------   --------------   ------------
     2009            $126,308              --               --              328              --
     -----           --------         -------          -------          -------        --------
     Total           $126,308              --               --              328              --

 Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of transactions. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

 Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are allocated between the Funds in proportion to their relative net assets.

                          STATE FARM MUTUAL FUND TRUST

 Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

 Financial instruments

The Equity Index Funds may enter into stock index futures contracts to hedge a portion of their portfolios. These contracts obligate a Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Gains and losses are reflected as net realized gain (loss) on futures contracts in the statements of operations. Additionally, the International Equity and International Index Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

3. Transactions with affiliates

 Investment Advisory and Management Services Agreement

The Trust has an investment advisory and management services agreement with State Farm Investment Management Corp. ("Manager") who serves as the Trust's investment adviser and conducts the business and affairs of the Trust. Each Fund pays the Manager an investment advisory fee (computed on a daily basis and paid quarterly) at the following annual rates as a specified percentage of average daily net assets:

Equity Fund                  0.60%          International Index Fund      0.25%

Small Cap Equity Fund        0.80%          Equity and Bond Fund          None

International Equity Fund    0.80%          Bond Fund                     0.10%

S&P 500 Index Fund           0.15%          Tax Advantaged Bond Fund      0.10%

Small Cap Index Fund         0.25%          Money Market Fund             0.10%

The Manager does not receive an investment advisory fee for performing its services for the Equity and Bond Fund. However, the Manager receives investment advisory fees from managing the underlying Funds in which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to the Manager to acquire shares of each Fund in which it invests. Because the underlying Funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

The Manager has engaged Capital Guardian as the investment sub-advisor to provide day-to-day portfolio management for the Small Cap Equity Fund and International Equity Fund. In accordance with the overall investment objectives of each respective Fund, Capital Guardian determines which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions. Capital Guardian's sub advisory fees for managing the respective portfolios are paid by the Manager. No additional advisory fees are charged to the Funds.

 Distribution and Shareholder Services Agreements

The Trust has entered into distribution plan agreements pursuant to Rule 12b-1 of the Investment Company Act of 1940 with State Farm VP Management Corp. ("VP Management Corp.") Under terms of these agreements, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts:

                                     Class A    Class B    Institutional Shares
                                     -------    -------    --------------------
All Funds other than Money Market     0.25%      0.65%              --
Money Market Fund                     0.15%      0.55%              --

                          STATE FARM MUTUAL FUND TRUST

Pursuant to the distribution plan agreements the following fees were accrued:

                                           Year ended          Period ended
                                        December 31, 2001    December 31, 2000
                                        ------------------   -----------------
Fund                                    Class A    Class B   Class A   Class B
----                                    -------    -------   -------   -------
Equity Fund                             $58,406    139,341       --        --

Small Cap Equity Fund                    60,521    152,621       --        --

International Equity Fund                53,531    135,822       --        --

S&P 500 Index Fund                       67,932    157,121       --        --

Small Cap Index Fund                     66,194    166,757       --        --

International Index Fund                 55,140    140,961       --        --

Equity and Bond Fund                     11,074     25,431       --        --

Bond Fund                                66,312    161,934       --        --

Tax Advantaged Bond Fund                 68,857    173,641       --        --

Money Market Fund                        11,174     28,109       --        --


The Trust has a separate shareholder services agreement with the Manager. Under terms of the shareholder services agreement, each Fund pays the Manager a fee of 0.25% of average daily nets assets of Class A and Class B. Pursuant to the shareholder services agreement the following fees were accrued:

                                           Year ended          Period ended
                                        December 31, 2001    December 31, 2000
                                        ------------------   -----------------
Fund                                    Class A    Class B   Class A   Class B
----                                    -------    -------   -------   -------
Equity Fund                             $58,405     53,593       --        --

Small Cap Equity Fund                    60,520     58,701       --        --

International Equity Fund                53,531     52,239       --        --

S&P 500 Index Fund                       67,932     60,431       --        --

Small Cap Index Fund                     66,155     64,138       --        --

International Index Fund                 55,140     54,216       --        --

Equity and Bond Fund                     11,074      9,782       --        --

Bond Fund                                66,312     62,282       --        --

Tax Advantaged Bond Fund                 68,857     66,785       --        --

Money Market Fund                        18,622     12,777       --        --

The distribution plan agreements and the shareholder services agreement became effective when Fund shares were first offered for sale to the public. No Fund shares were offered for sale to the public during the period from the commencement of investment operations to December 31, 2000, and therefore no fees under the distribution plan agreements or the shareholder services agreement were incurred by the Funds.

                          STATE FARM MUTUAL FUND TRUST

 Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of the Manager. The Funds made no payments to any officers during the periods ended December 31, 2001 and 2000. The Funds were not charged any trustee expense until the Fund shares were offered to sale to the public on January 2, 2001. The following trustees' fees were paid to or accrued for the Trust's independent trustees:

                                         Year ended              Period ended
Fund                                 December 31, 2001        December 31, 2000
----                                 -----------------        -----------------
Equity Fund                                $1,066                     --

Small Cap Equity Fund                       1,051                     --

International Equity Fund                     956                     --

S&P 500 Index Fund                          1,110                     --

Small Cap Index Fund                        1,126                     --

International Index Fund                    1,057                     --

Equity and Bond Fund                        1,083                     --

Bond Fund                                   1,220                     --

Tax Advantaged Bond Fund                    1,221                     --

Money Market Fund                             263                     --


 Expense Limitation Agreements

The Manager has agreed to reimburse the expenses incurred by the Funds that exceed the following annual percentages of such Fund's average daily net assets:

                                            Small Cap    International      S&P 500        Small Cap
                            Equity Fund    Equity Fund    Equity Fund      Index Fund      Index Fund
                           -------------   -----------   -------------   --------------   ------------
Class A                        1.20%          1.40%          1.50%            0.80%          0.95%

Class B                        1.60%          1.80%          1.90%            1.20%          1.35%

Institutional Shares           0.70%           --             --               --             --

                           International   Equity and        Bond        Tax Advantaged   Money Market
                             Index Fund     Bond Fund        Fund          Bond Fund          Fund
                           -------------   -----------   -------------   --------------   ------------
Class A                        1.15%           --            0.70%            0.70%          0.60%

Class B                        1.55%           --            1.10%            1.10%          1.00%

Institutional Shares            --             --            0.20%             --             --

The Manager has agreed to reimburse all expenses incurred by the Equity and Bond Fund excluding distribution and transfer agent fees. These arrangements are voluntary and may be eliminated by the Manager at any time.

                          STATE FARM MUTUAL FUND TRUST

Investment advisory and management fees and expenses reimbursed were as follows:

                                                Year ended                        Period ended
                                             December 31, 2001                  December 31, 2000
                                       -----------------------------      -----------------------------
                                         Investment                         Investment
                                        Advisory and       Expenses        Advisory and       Expenses
Fund                                   Management Fee     Reimbursed      Management Fee     Reimbursed
----                                   --------------     ----------      --------------     ----------

Equity Fund                               $300,149           33,719           47,610               --

Small Cap Equity Fund                      383,653           41,355           26,589            2,499

International Equity Fund                  340,576          107,895           25,326           11,090

S&P 500 Index Fund                          77,428           55,024            2,224           29,118

Small Cap Index Fund                       131,008           69,752            3,758           30,949

International Index Fund                   110,051           64,814            3,562           29,971

Equity and Bond Fund                            --           62,138               --           16,770

Bond Fund                                   54,952           15,058            8,306               --

Tax Advantaged Bond Fund                    54,541            7,694            8,294               --

Money Market Fund                           12,615           31,360              492            5,542

                          STATE FARM MUTUAL FUND TRUST

4. Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

--------------------------------------------------------------------------------

                                            Year ended          Period ended
                                         December 31, 2001    December 31, 2000
                                         -----------------    -----------------
Equity Fund
    Purchases                               $15,037,725          50,429,068
    Proceeds from sales                         314,065                  --

Small Cap Equity Fund
    Purchases                                20,493,054          49,821,035
    Proceeds from sales                      19,820,289             410,847

International Equity Fund
    Purchases                                12,406,533          47,229,050
    Proceeds from sales                      10,358,728              18,486

Equity and Bond Fund
    Equity Fund
        Purchases                             7,903,215          30,941,174
        Proceeds from sales                          --                  --
    Bond Fund
        Purchases                             5,017,661          20,207,714
        Proceeds from sales                   2,900,100             900,000

Bond Fund
    Purchases                                20,211,493          63,773,257
    Proceeds from sales                      13,971,966          14,725,604

Tax Advantaged Bond Fund
    Purchases                                 6,199,069          47,561,262
    Proceeds from sales                              --                  --

--------------------------------------------------------------------------------

5. Foreign currency contracts

International Equity Fund had the following open forward foreign currency contracts at December 31, 2001:

--------------------------------------------------------------------------------

Foreign amount          Currency          Contracts       Settlement date       U.S. Dollar   Unrealized gain (loss)
--------------   ----------------------   ---------   -----------------------   -----------   ----------------------
     591,279     Canadian Dollar              4       01/02/2002 - 03/07/2002    $  370,304          $  5,479
     891,150     Swiss Franc                  4       02/28/2002 - 06/20/2002       536,813           (10,442)
   4,982,685     Euro                        20       01/15/2002 - 05/28/2002     4,425,674            31,116
     390,063     British Pound Sterling       2       03/26/2002 - 04/26/2002       564,022           (18,526)
     647,583     Hong Kong Dollar             1                    06/20/2002        82,990               (74)
 464,492,775     Japanese Yen                17       01/15/2002 - 05/28/2002     3,555,667           275,095
   1,608,271     Swedish Krona                1                    03/25/2002       152,629            (1,248)
                                                                                                     --------
                                                                                      Total          $281,400
                                                                                                     ========

--------------------------------------------------------------------------------

                          STATE FARM MUTUAL FUND TRUST

6. Fund share transactions

Proceeds and payments on Fund shares as shown in the statements of changes in net assets are in respect of the following number of shares and dollars by class:

Equity Fund

------------------------------------------------------------------------------------------------------------------------------------
                                      Year ended             Period ended             Year ended             Period ended
                                   December 31, 2001       December 31, 2000       December 31, 2001       December 31, 2000
                                   -----------------       -----------------       -----------------       -----------------

                                                    Class A                                         Class B

                                  Shares      Dollars      Shares       Dollars    Shares     Dollars   Shares       Dollars
                                 --------     -------      ------       -------   -------     -------   ------       -------
Shares sold                      1,317,356  $10,637,924  2,547,872  $25,450,000    728,558  $5,814,508 2,547,872   $25,450,000
Reinvested dividends and
  distributions                         --           --      3,556       33,887         --          --     3,556        33,887
                                 ---------  -----------  ---------  ----------- ----------  ---------- ---------   -----------
                                 1,317,356   10,637,924  2,551,428   25,483,887    728,558   5,814,508 2,551,428    25,483,887
Less shares redeemed (a)         2,188,574   17,117,612         --           --  1,924,906  15,013,563        --            --
                                 ---------  -----------  ---------  ----------- ----------  ---------- ---------   -----------
Net increase/decrease in shares
  outstanding                     (871,218) $(6,479,688) 2,551,428  $25,483,887 (1,196,348)$(9,199,055) 2,551,428  $25,483,887
                                 =========   ==========  =========  =========== ==========  ==========  =========  ===========

(a) On November 4, 2001, the Equity and Bond Fund exchanged 2,163,833 Class A shares worth $16,921,175 and 1,914,049 Class B shares worth $14,929,585 for 4,174,412 Institutional shares worth $31,850,760.
--------------------------------------------------------------------------------
Small Cap Equity Fund

------------------------------------------------------------------------------------------------------------------------------------
                                     Year ended             Period ended             Year ended              Period ended
                                  December 31, 2001       December 31, 2000       December 31, 2001       December 31, 2000
                                  -----------------       -----------------       -----------------       -----------------

                                                    Class A                                         Class B

                                  Shares     Dollars      Shares       Dollars     Shares    Dollars      Shares      Dollars
                                 --------    -------      ------       -------     -------   -------      ------      -------
Shares sold                       294,923   $2,644,718   2,500,000   $25,000,000   109,284  $ 980,502    2,500,000  $25,000,000
Reinvested dividends and
  distributions                     2,982       28,658       1,683        16,750     2,810     26,891        1,432       14,250
                                  -------   ----------   ---------   -----------   -------  ---------    ---------  -----------
                                  297,905    2,673,376   2,501,683    25,016,750   112,094  1,007,393    2,501,432   25,014,250
Less shares redeemed               17,477      152,343          --            --     7,185     61,668           --           --
                                  -------   ----------   ---------   -----------   -------  ---------    ---------  -----------
Net increase/decrease in shares
  outstanding                     280,428   $2,521,033   2,501,683   $25,016,750   104,909   $945,725    2,501,432  $25,014,250
                                  =======   ==========   =========   ===========   =======  =========    =========  ===========
------------------------------------------------------------------------------------------------------------------------------------

                          STATE FARM MUTUAL FUND TRUST

International Equity Fund

                                                  Year ended         Period ended          Year ended         Period ended
                                              December 31, 2001    December 31, 2000    December 31, 2001   December 31, 2000
                                              -----------------  --------------------- ------------------ ---------------------
                                                              Class A                                  Class B

                                              Shares   Dollars    Shares     Dollars    Shares  Dollars    Shares     Dollars
                                              ------- ---------- --------- -----------  ------- -------- ---------- -----------
Shares sold                                   196,715 $1,608,508 2,500,000 $25,000,000   65,571 $520,698  2,500,000 $25,000,000
Reinvested dividends and distributions          1,541     11,834     1,138      10,875    1,478   11,310        481       4,600
                                              ------- ---------- --------- -----------  ------- -------- ---------- -----------
                                              198,256  1,620,342 2,501,132  25,010,875   67,049  532,008  2,500,481  25,004,600
Less shares redeemed                           15,772    133,992        --          --    2,729   22,328         --          --
                                              ------- ---------- --------- -----------  ------- -------- ---------- -----------
Net increase/decrease in shares outstanding   182,484 $1,486,350 2,501,138 $25,010,875   64,320 $509,680  2,500,481 $25,004,600
                                              ======= ========== ========= ===========  ======= ======== ========== ===========

S&P 500 Index Fund

                                                  Year ended            Period ended          Year ended           Period ended
                                               December 31, 2001      December 31, 2000    December 31, 2001     December 31, 2000
                                              --------------------- ---------------------  ------------------ ---------------------
                                                                Class A                                    Class B

                                               Shares     Dollars    Shares     Dollars    Shares   Dollars    Shares     Dollars
                                              --------- ----------- --------- -----------  ------- ---------- --------- -----------
Shares sold                                   1,255,435 $11,114,623 2,500,000 $25,000,000  515,937 $4,527,258 2,500,000 $25,000,000
Reinvested dividends and distributions           20,289     177,331       297       3,000    6,704     58,637         7          75
                                              --------- ----------- --------- -----------  ------- ---------- --------- -----------
                                              1,275,724  11,291,954 2,500,297  25,003,000  522,641  4,585,895 2,500,007  25,000,075
Less shares redeemed                             30,747     257,058        --          --    7,084     57,986        --          --
                                              --------- ----------- --------- -----------  ------- ---------- --------- -----------
Net increase/decrease in shares outstanding   1,244,977 $11,034,896 2,500,297 $25,003,000  515,557 $4,527,909 2,500,007 $25,000,075
                                              ========= =========== ========= ===========  ======= ========== ========= ===========

Small Cap Index Fund

                                                  Year ended         Period ended           Year ended         Period ended
                                               December 31, 2001    December 31, 2000    December 31, 2001   December 31, 2000
                                              ------------------ ---------------------  ------------------ ---------------------
                                                              Class A                                   Class B

                                              Shares   Dollars    Shares    Dollars     Shares   Dollars    Shares     Dollars
                                              ------- ---------- --------- -----------  ------- ---------- --------- -----------
Shares sold                                   288,568 $2,902,156 2,500,000 $25,000,000  116,074 $1,146,161 2,500,000 $25,000,000
Reinvested dividends and distributions         55,944    585,247     1,524      16,250   44,495    465,960     1,243      13,250
                                              ------- ---------- --------- -----------  ------- ---------- --------- -----------
                                              344,512  3,487,403 2,501,524  25,016,250  160,569  1,612,121 2,501,243  25,013,250
Less shares redeemed                           13,015    135,372        --          --    7,216     73,044        --          --
                                              ------- ---------- --------- -----------  ------- ---------- --------- -----------
Net increase/decrease in shares outstanding   331,497 $3,352,031 2,501,524 $25,016,250  153,353 $1,539,077 2,501,243 $25,013,250
                                              ======= ========== ========= ===========  ======= ========== ========= ===========

                          STATE FARM MUTUAL FUND TRUST

International Index Fund

                                        Year ended          Period ended           Year ended            Period ended
                                     December 31, 2001     December 31, 2000     December 31, 2001     December 31, 2000
                                    -------------------  ---------------------  ------------------  -----------------------

                                                   Class A                                      Class B

                                     Shares   Dollars      Shares    Dollars     Shares    Dollars    Shares      Dollars
                                    -------  ----------  --------- -----------  -------   --------  ---------   -----------
Shares sold                         172,526  $1,427,826  2,500,000 $25,000,000   70,924   $581,320  2,500,000   $25,000,000

Reinvested dividends and
 distributions                        9,326      72,655        362       3,650    1,094      8,504         67           675
                                    -------  ----------  --------- -----------  -------   --------  ---------   -----------
                                    181,852   1,500,481  2,500,362  25,003,650   72,018    589,824  2,500,067    25,000,675

Less shares redeemed                  8,537      72,715         --          --    7,405     58,049         --            --
                                    -------  ----------  --------- -----------  -------   --------  ---------   -----------
Net increase/decrease in shares
 outstanding                        173,315  $1,427,766  2,500,362 $25,003,650   64,613   $531,775  2,500,067   $25,000,675
                                    =======  ==========  ========= ===========  =======   ========  =========   ===========

Equity and Bond Fund

                                         Year Ended          Period ended           Year ended          Period ended
                                     December 31, 2001    December 31, 2000      December 31, 2001    December 31, 2000
                                    -------------------  ---------------------  ------------------  -----------------------

                                                   Class A                                    Class B

                                     Shares    Dollars     Shares    Dollars     Shares    Dollars     Shares      Dollars
                                    -------  ----------  --------- -----------  -------  ----------  ---------- -----------
Shares sold                         714,385  $6,494,389  2,500,000 $25,000,000  313,485  $2,840,886  2,500,000  $25,000,000

Reinvested dividends and
 distributions                       81,246     736,592     12,475     122,500   70,291     637,386     12,475      122,500
                                    -------  ----------  --------- -----------  -------  ----------  ---------- -----------
                                    795,631   7,230,981  2,512,475  25,122,500  383,776   3,478,272   2,512,475  25,122,500

Less shares redeemed                 49,168     437,955         --          --   10,197      91,048          --          --
                                    -------  ----------  --------- -----------  -------  ----------  ---------- -----------
Net increase/decrease in shares
 outstanding                        746,463  $6,793,026  2,512,475 $25,122,500  373,579  $3,387,224   2,512,475 $25,122,500
                                    =======  ==========  ========= ===========  =======  ==========  ========== ===========

Bond Fund

                                        Year ended            Period ended           Year ended              Period ended
                                    December 31, 2001       December 31, 2000       December 31, 2001       December 31, 2000
                                  ---------------------- -----------------------  ----------------------  ----------------------

                                                     Class A                                        Class B

                                    Shares     Dollars     Shares      Dollars      Shares     Dollars      Shares     Dollars
                                  ---------  ----------- ---------- ------------  ---------  -----------  ---------  -----------
Shares sold                         613,309  $ 6,381,822  2,500,000  $25,003,270    210,217  $ 2,187,938  2,500,000  $25,003,269

Reinvested dividends and
 distributions                      144,473    1,506,603     25,660      261,022    127,902    1,333,347     25,558      259,981
                                  ---------  -----------  ---------  -----------  ---------  -----------  ---------  -----------
                                    757,782    7,888,425  2,525,660   25,264,292    338,119    3,521,285  2,525,558   25,263,250

Less shares redeemed (a)          1,220,129   13,027,418     33,732      450,000  1,076,815   11,496,307     43,732      450,000
                                  ---------  -----------  ---------  -----------  ---------  -----------  ---------  -----------
Net increase/decrease in shares
 outstanding                       (462,347) $(5,138,993) 2,491,928  $24,814,292   (738,696) $(7,975,022) 2,481,826  $24,813,250
                                  =========  ===========  =========  ===========  =========  ===========  =========  ===========

(a) On November 4, 2001, the Equity and Bond Fund exchanged 1,051,317 Class A shares worth $11,259,604 and 923,146 Class B shares worth $9,886,889 for 1,976,308 Institutional shares worth $21,146,493.

                          STATE FARM MUTUAL FUND TRUST

Tax Advantaged Bond Fund

                                      Year ended             Period ended             Year ended              Period ended
                                   December 31, 2001       December 31, 2000        December 31, 2001       December 31, 2001
                                 --------------------   -----------------------   --------------------   -----------------------

                                                   Class A                                       Class B

                                 Shares      Dollars      Shares      Dollars     Shares    Dollars       Shares       Dollars
                                 -------   ----------   ---------   -----------   -------   ----------   ---------   -----------
Shares sold                      202,286   $2,090,996   2,500,000   $25,003,204    17,020   $  176,462   2,500,000   $25,003,204
Reinvested dividends and
  distributions                  113,728    1,176,834      22,010       223,514   100,187    1,036,473      22,010       223,514
                                 -------   ----------   ---------   -----------   -------   ----------   ---------   -----------
                                 316,014    3,267,830   2,522,010     5,226,718   117,207    1,212,935   2,522,010     5,226,718
Less shares redeemed               6,509       67,510          --            --        77          798          --            --
                                 -------   ----------   ---------   -----------   -------   ----------   ---------   -----------
Net increase/decrease in shares
  outstanding                    309,505   $3,200,320   2,522,010   $25,226,718   117,130   $1,212,137   2,522,010   $25,226,718
                                 =======   ==========   =========   ===========   =======   ==========   =========   ===========

Money Market Fund

                                       Year ended              Period ended            Year ended            Period ended
                                    December 31, 2001        December 31, 2000      December 31, 2001      December 31, 2000
                                 ----------------------   ----------------------   ------------------   ----------------------
                                                    Class A                                        Class B

                                  Shares       Dollars     Shares       Dollars     Shares    Dollars    Shares       Dollars
                                 ---------   ----------   ---------   ----------   -------   --------   ---------   ----------
Shares sold                      8,167,047   $8,167,047   5,000,000   $5,000,000    31,439   $ 31,439   5,000,000   $5,000,000
Reinvested dividends and
  distributions                    238,143      238,143      14,616       14,616   161,065    161,065      13,633       13,633
                                 ---------   ----------   ---------   ----------   -------   --------   ---------   ----------
                                 8,405,190    8,405,190   5,014,616    5,014,616   192,504    192,504   5,013,633    5,013,633
Less shares redeemed             2,381,630    2,381,630          --           --    24,598     24,598          --           --
                                 ---------   ----------   ---------   ----------   -------   --------   ---------   ----------
Net increase/decrease in shares
  outstanding                    6,023,560   $6,023,560   5,014,616   $5,014,616   167,906   $167,906   5,013,633   $5,013,633
                                 =========   ==========   =========   ==========   =======   ========   =========   ==========

Institutional Shares

                                                    Period ended                Period ended
                                                  December 31, 2000           December 31, 2001
                                             -------------------------    -----------------------

                                             Equity Fund Institutional    Bond Fund Institutional
                                                     Shares                       Shares

                                               Shares        Dollars        Shares      Dollars
                                             ---------     -----------    ---------   -----------

Shares sold (a)                              4,181,043     $31,900,760    2,124,887   $22,701,448
Reinvested dividends and distributions          12,233          97,376       19,145       199,149
                                             --------       ----------    ---------    -----------
                                             4,193,276      31,998,136    2,144,032    22,900,597
Less shares redeemed                                --              --           --            --
                                             ---------     -----------    ---------   -----------
Net increase/decrease in shares outstanding  4,193,276     $31,998,136    2,144,032   $22,900,597
                                             =========     ===========    =========   ===========

(a) On November 4, 2001, the Equity and Bond Fund exchanged 2,163,833 Class A shares and 1,914,049 Class B shares of the Equity Fund for 4,174,412 Equity Fund Institutional shares worth $31,850,760. The Equity and Bond Fund also exchanged 1,051,317 Class A shares and 923,146 Class B shares of the Bond Fund for 1,976,308 Bond Fund Institutional shares worth $21,146,493.

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(For a share outstanding throughout each period)

                                                                                     From commencement
                                                                                 of investment operations
                                                                   Year ended       October 31, 2000 to
                                                               December 31, 2001     December 31, 2000
                                                               ----------------- ------------------------
Class A Shares
Net asset value, beginning of period                               $  9.47                 10.00

Income from Investment Operations
   Net investment income (a)                                          0.02                  0.01
   Net gain (loss) on investments (both realized and unrealized)     (1.39)                (0.53)
                                                                   -------                 -----
   Total from investment operations                                  (1.37)                (0.52)
                                                                   -------                 -----
Less Distributions
   Net investment income                                                --                 (0.01)
                                                                   -------                 -----
   Total distributions                                                  --                 (0.01)
                                                                   -------                 -----
Net asset value, end of period                                     $  8.10                  9.47
                                                                   =======                 =====
Total Return (b)                                                    (14.47)%               (5.17)%

Ratios/Supplemental Data
Net assets, end of period (millions)                               $  13.6                  24.2

Average net asset ratios assuming expense limitations
   Expenses                                                           1.20%                 0.81%(c)
   Net investment income                                              0.22%                 0.86%(c)

Average net asset ratios absent expense limitations
   Expenses                                                           1.27%                 0.81%(c)
   Net investment income                                              0.15%                 0.86%(c)

Portfolio turnover rate                                                  1%                    0%(c)

(a) For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.

(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.

(c) Determined on an annualized basis.


                 See accompanying notes to financial statements.

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                           From commencement
                                                                                                        of investment operations
                                                                                      Year ended           October 31, 2000 to
                                                                                   December 31, 2001        December 31, 2000
                                                                                   -----------------    ------------------------
Class B Shares
Net asset value, beginning of period                                                    $ 9.47                    10.00

Income from Investment Operations
  Net investment income (a)                                                              (0.02)                    0.01
  Net gain (loss) on investments (both realized and unrealized)                          (1.39)                   (0.53)
                                                                                        ------                    -----
  Total from investment operations                                                       (1.41)                   (0.52)
                                                                                        ------                    -----

Less Distributions
  Net investment income                                                                     --                    (0.01)
                                                                                        ------                    -----
  Total distributions                                                                       --                    (0.01)
                                                                                        ------                    -----
Net asset value, end of period                                                          $ 8.06                     9.47
                                                                                        ======                    =====
Total Return (b)                                                                        (14.89)%                  (5.17)%

Ratios/Supplemental Data
Net assets, end of period (millions)                                                    $ 10.9                     24.2

Average net asset ratios assuming expense limitations
  Expenses                                                                                1.60%                    0.81%(c)
  Net investment income                                                                  (0.18)%                   0.86%(c)

Average net asset ratios absent expense limitations
  Expenses                                                                                1.67%                    0.81%(c)
  Net investment income                                                                  (0.25)%                   0.86%(c)

Portfolio turnover rate                                                                      1%                       0%(c)

(a) For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)  Determined on an annualized basis.


                 See accompanying notes to financial statements.

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                   From commencement of
                                                                   investment operations
                                                                    November 1, 2001 to
Institutional Shares                                                 December 31, 2001
                                                                   ---------------------
Net asset value, beginning of period                                      $ 7.54

Income from Investment Operations
    Net investment income (a)                                               0.02
    Net gain (loss) on investments (both realized and unrealized)           0.34
                                                                          ------
    Total from investment operations                                        0.36
                                                                          ------
Less Distributions
    Net investment income                                                  (0.02)
                                                                          ------
    Total distributions                                                    (0.02)
                                                                          ------
Net asset value, end of period                                            $ 7.88
                                                                          ======
Total Return (b)                                                            4.82%

Ratios/Supplemental Data
Net assets, end of period (millions)                                      $ 33.0

Average net asset ratios assuming expense limitations
    Expenses                                                                0.70%(c)
    Net investment income                                                   0.85%(c)

Average net asset ratios absent expense limitations
    Expenses                                                                0.70%(c)
    Net investment income                                                   0.85%(c)

Portfolio turnover rate                                                        1%

(a) For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.

(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.

(c)  Determined on an annualized basis.

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                            From commencement of
                                                                            investment operations
                                                            Year ended       December 5, 2000 to
Class A Shares                                          December 31, 2001     December 31, 2000
                                                        -----------------   ---------------------
Net asset value, beginning of period                         $ 9.78                 10.00

Income from Investment Operations
    Net investment income (a)                                 (0.04)                 0.01
    Net gain (loss) on investments (both realized and
      unrealized)                                             (0.17)                (0.22)
                                                             ------                 -----
    Total from investment operations                          (0.21)                (0.21)
                                                             ------                 -----
Less Distributions
     Net investment income (b)                                   --                 (0.01)
     Net realized gain                                        (0.01)                   --
                                                             ------                 -----
     Total distributions                                      (0.01)                (0.01)
                                                             ------                 -----
Net asset value, end of period                               $ 9.56                  9.78
                                                             ======                 =====
Total Return (c)                                              (2.14)%               (2.13)%

Ratios/Supplemental Data
Net assets, end of period (millions)                         $ 26.6                  24.5

Average net asset ratios assuming expense limitations
    Expenses                                                   1.40%                 1.40%(d)
    Net investment income                                     (0.42)%                1.02%(d)

Average net asset ratios absent expense limitations
    Expenses                                                   1.48%                 1.55%(d)
    Net investment income                                     (0.50)%                0.87%(d)

Portfolio turnover rate                                          44%                   15%(d)

(a) For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.

(b)  Distributions represent less than $0.01 per share in 2001.

(c) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.

(d)  Determined on an annualized basis.

                See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                            From commencement of
                                                                            Investment operations
                                                           Year ended        December 5, 2000 to
Class B Shares                                          December 31, 2001     December 31, 2000
                                                        -----------------   ---------------------
Net asset value, beginning of period                         $ 9.78                 10.00

Income from Investment Operations
    Net investment income (a)                                 (0.08)                 0.01
    Net gain (loss) on investments (both realized and
      unrealized)                                             (0.16)                (0.22)
                                                             ------                 -----
    Total from investment operations                          (0.24)                (0.21)
                                                             ------                 -----
Less Distributions
    Net investment income (b)                                    --                 (0.01)
    Net realized gain                                         (0.01)                   --
                                                             ------                 -----
    Total distributions                                       (0.01)                (0.01)
                                                             ------                 -----
Net asset value, end of period                               $ 9.53                  9.78
                                                             ======                 =====
Total Return (c)                                              (2.45)%               (2.14)%

Ratios/Supplemental Data
Net assets, end of period (millions)                         $ 24.8                  24.5

Average net asset ratios assuming expense limitations
    Expenses                                                   1.80%                 1.55%(d)
    Net investment income                                     (0.82)%                0.87%(d)

Average net asset ratios absent expense limitations
    Expenses                                                   1.88%                 1.55%(d)
    Net investment income                                     (0.90)%                0.87%(d)

Portfolio turnover rate                                          44%                   15%(d)

(a) For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.

(b)  Distributions represent less than $0.01 per share in 2001.

(c) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.

(d)  Determined on an annualized basis.

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                            From commencement of
                                                                            investment operations
                                                           Year ended        December 5, 2000 to
Class A Shares                                          December 31, 2001     December 31, 2000
                                                        -----------------   ---------------------
Net asset value, beginning of period                         $  9.64                10.00

Income from Investment Operations
    Net investment income (a)                                     --                   --
    Net gain (loss) on investments (both realized and
      unrealized)                                              (1.87)               (0.36)
                                                             -------                -----
    Total from investment operations                           (1.87)               (0.36)
                                                             -------                -----
Less Distributions
    Net investment income (b)                                     --                   --
    Net realized gain (c)                                         --                   --
                                                             -------                -----
    Total distributions                                           --                   --
                                                             -------                -----
Net asset value, end of period                               $  7.77                 9.64
                                                             =======                =====
Total Return (d)                                              (19.35)%              (3.56)%

Ratios/Supplemental Data
Net assets, end of period (millions)                         $ 20.82                  4.1

Average net asset ratios assuming expense limitations
    Expenses                                                    1.50%                1.50%(e)
    Net investment income                                       0.05%                0.71%(e)

Average net asset ratios absent expense limitations
    Expenses                                                    1.75%                2.05%(e)
    Net investment income                                      (0.20)%               0.16%(e)

Portfolio turnover rate                                           26%                   6%(e)

(a) For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.

(b)  Distributions represent less than $0.01 per share in 2001 and 2000.

(c)  Distributions represent less than $0.01 per share in 2001.

(d) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.

(e)  Determined on an annualized basis.

                See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                            From commencement of
                                                                            investment operations
                                                           Year ended        December 5, 2000 to
Class B Shares                                          December 31, 2001     December 31, 2000
                                                        -----------------   ---------------------
Net asset value, beginning of period                        $  9.64                 10.00

Income from Investment Operations
    Net investment income (a)                                 (0.03)                   --
    Net gain (loss) on investments (both realized and
      unrealized)                                             (1.87)                (0.36)
                                                            -------                 -----
    Total from investment operations                          (1.90)                (0.36)
                                                            -------                 -----
Less Distributions
    Net investment income (b)                                    --                    --
    Net realized gain (c)                                        --                    --
                                                            -------                    --
    Total distributions                                          --                    --
                                                            -------                    --
Net asset value, end of period                              $  7.74                  9.64
                                                            =======                 =====
Total Return (d)                                             (19.66)%               (3.58)%

Ratios/Supplemental Data
Net assets, end of period (millions)                        $  19.8                  24.1

Average net asset ratios assuming expense limitations
    Expenses                                                   1.90%                 1.90%(e)
    Net investment income                                     (0.35)%                0.31%(e)

Average net asset ratios absent expense limitations
    Expenses                                                   2.15%                 2.05%(e)
    Net investment income                                     (0.60)%                0.16%(e)

Portfolio turnover rate                                          26%                    6%(e)

(a) For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.

(b)  Distributions represent less than $0.01 per share in 2001 and 2000.

(c)  Distributions represent less than $0.01 per share in 2001.

(d) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.

(e)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                            From commencement of
                                                                            investment operations
                                                           Year ended        December 18, 2000 to
Class A Shares                                          December 31, 2001     December 31, 2000
                                                        -----------------   ---------------------
Net asset value, beginning of period                         $  9.98                10.00

Income from Investment Operations
    Net investment income (a) (b)                               0.05                   --
    Net gain (loss) on investments (both realized and
      unrealized) (a)                                          (1.33)               (0.02)
                                                             -------                -----
    Total from investment operations                           (1.28)               (0.02)
                                                             -------                -----
Less Distributions
    Net investment income (c)                                  (0.04)                  --
    Net realized gain (d)                                         --                   --
                                                             -------                -----
    Total distributions                                        (0.04)                  --
                                                             -------                -----
Net asset value, end of period                               $  8.66                 9.98
                                                             =======                =====
Total Return (f)                                              (12.75)%              (0.19)%

Ratios/Supplemental Data
Net assets, end of period (millions)                         $  32.4                 25.0

Average net asset ratios assuming expense limitations
    Expenses (a)                                                0.80%                0.80%(g)
    Net investment income (a)                                   0.57%                0.41%(g)

Average net asset ratios absent expense limitations
    Expenses (a)                                                0.90%                2.96%(g)
    Net investment income (a)                                   0.47%               (1.75)%(g)

Portfolio turnover rate                                            9%(e)               10%(e)

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.05% and 1.31%, respectively, relating to the Master Index Portfolio.

(b) For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.

(c)  Distributions represent less than $0.01 per share in 2000.

(d)  Distributions represent less than $0.01 per share in 2001.

(e)  Amount represents the portfolio turnover rate of the Master Index
     Portfolio.

(f) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.

(g)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                              From commencement
                                                                                                           of investment operations
                                                                                         Year ended          December 18, 2000 to
                                                                                      December 31, 2001       December 31, 2000
                                                                                      -----------------    ------------------------
Class B Shares
Net asset value, beginning of period                                                       $ 9.98                  10.00

Income from Investment Operations
  Net investment income (a) (b)                                                              0.01                     --
  Net gain (loss) on investments (both realized and unrealized) (a)                         (1.31)                 (0.02)
                                                                                           ------                  -----
  Total from investment operations                                                          (1.30)                 (0.02)
                                                                                           ------                  -----
Less Distributions
  Net investment income (c)                                                                 (0.02)                    --
  Net realized gain (d)                                                                        --                     --
                                                                                           ------                  -----
  Total distributions                                                                       (0.02)                    --
                                                                                           ------                  -----
Net asset value, end of period                                                             $ 8.66                   9.98
                                                                                           ======                  =====
Total Return (f)                                                                           (13.03)%                (0.20)%

Ratios/Supplemental Data
  Net assets, end of period (millions)                                                     $ 26.1                   24.9

Average net asset ratios assuming expense limitations
  Expenses (a)                                                                               1.20%                  1.20%(g)
  Net investment income (a)                                                                  0.17%                  0.01%(g)

Average net asset ratios absent expense limitations
  Expenses (a)                                                                               1.30%                  2.95%(g)
  Net investment income (a)                                                                  0.07%                 (1.75)%(g)

Portfolio turnover rate                                                                         9%(e)                 10%(e)

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.05% and 1.31%, respectively, relating to the Master Index Portfolio.
(b) For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)  Distributions represent less than $0.01 per share in 2000.
(d)  Distributions represent less than $0.01 per share in 2001.
(e)  Amount represents the portfolio turnover rate of the Master Index
     Portfolio.
(f) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(g)  Determined on an annualized basis.


                 See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                  From commencement
                                                                                    of investment
                                                                                     operations
                                                                 Year ended      December 18, 2000 to
   Class A Shares                                             December 31, 2001   December 31, 2000
                                                              -----------------  --------------------
Net asset value, beginning of period                                $ 10.43             10.00

Income from Investment Operations
  Net investment income (a) (b)                                        0.06              0.01
  Net gain (loss) on investments (both realized and
  unrealized) (a)                                                      0.10              0.43
                                                                      -----             -----
  Total from investment operations                                     0.16              0.44
                                                                      -----             -----
Less Distributions
  Net investment income                                               (0.07)            (0.01)
  Net realized gain                                                   (0.15)              --
                                                                      -----             -----
  Total distributions                                                 (0.22)            (0.01)
                                                                      -----             -----
Net asset value, end of period                                      $ 10.37             10.43
                                                                      =====             =====
Total Return (d)                                                       1.42%             4.36%

Ratios/Supplemental Data
Net assets, end of period (millions)                                 $ 29.4              26.1

Average net asset ratios assuming expense limitations
  Expenses (a)                                                         0.95%             0.95%(e)
  Net investment income (a)                                            0.61%             2.75%(e)

Average net asset ratios absent expense limitations
  Expenses (a)                                                         1.08%             3.21%(e)
  Net investment income (a)                                            0.48%             0.51%(e)

Portfolio turnover rate                                                  46%(c)             0%(f)

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.10% and 1.45%, respectively, relating to the Master Index Portfolio.

(b) For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.

(c)  Amount represents the portfolio turnover rate of the Master Index
     Portfolio.

(d) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.

(e)  Determined on an annualized basis.

(f) Amount represents the portfolio turnover rate of the Master Index Portfolio. For the period ended December 31, 2000, the amount rounds to less than 1%.

                 See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                  From commencement
                                                                                    of investment
                                                                                     operations
                                                                 Year ended      December 18, 2000 to
Class B Shares                                                December 31, 2001   December 31, 2000
                                                              -----------------   -----------------

Net asset value, beginning of period                               $10.43               10.00

Income from Investment Operations
  Net investment income (a) (b)                                      0.02                0.01
  Net gain (loss) on investments (both realized
  and unrealized)(a)                                                 0.09                0.43
                                                                   ------               -----
  Total from investment operations                                   0.11                0.44
                                                                   ------               -----
Less Distributions

  Net investment income                                             (0.03)              (0.01)
  Net realized gain                                                 (0.15)                 --
                                                                   ------               -----
  Total distributions                                               (0.18)              (0.01)
                                                                   ------               -----
Net asset value, end of period                                     $10.36               10.43
                                                                   ======               =====
Total Return (d)                                                     1.03%               4.35%

Ratios/Supplemental Data
Net assets, end of period (millions)                                $27.5                26.1

Average net asset ratios assuming expense limitations
  Expenses (a)                                                       1.35%               1.35%(e)
  Net investment income (a)                                          0.21%               2.37%(e)

Average net asset ratios absent expense limitations
  Expenses (a)                                                       1.48%               3.21%(e)
  Net investment income (a)                                          0.08%               0.51%(e)

Portfolio turnover rate                                                46%(c)               0%(f)

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.10% and 1.45%, respectively, relating to the Master Index Portfolio.
(b) For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)  Amount represents the portfolio turnover rate of the Master Index
     Portfolio.
(d) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(e)  Determined on an annualized basis.
(f) Amount represents the portfolio turnover rate of the Master Index Portfolio. For the period ended December 31, 2000, the amount rounds to less than 1%.

                See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                     From commencement
                                                                                 of investment operations
                                                                Year ended         December 18, 2000 to
   Class A Shares                                             December 31, 2001     December 31, 2000
                                                              -----------------  ------------------------
   Net asset value, beginning of period                           $ 10.15                    10.00

   Income from Investment Operations
     Net investment income (a) (b)                                   0.05                       --
     Net gain (loss) on investments (both realized and              (2.31)                    0.15
       unrealized) (a)                                            -------                    -----
   Total from investment operations                                 (2.26)                    0.15
                                                                  -------                    -----
   Less Distributions
     Net investment income (c)                                      (0.02)                      --
     Net realized gain (d)                                             --                       --
                                                                  -------                    -----
     Total distributions                                            (0.02)                      --
                                                                  -------                       --
   Net asset value, end of period                                 $  7.87                    10.15
                                                                  =======                    =====
   Total Return (f)                                                (22.19)%                   1.50%

   Ratios/Supplemental Data
   Net assets, end of period (millions)                           $  21.0                     25.4

   Average net asset ratios assuming expense limitations
     Expenses (a)                                                    1.15%                    1.15%(g)
     Net investment income (a)                                       0.59%                    0.67%(g)

   Average net asset ratios absent expense limitations
     Expenses (a)                                                    1.29%                    3.36%(g)
     Net investment income (a)                                       0.45%                   (1.54)%(g)
   Portfolio turnover rate                                              7%(e)                   45%(e)

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.25% and 1.50%, respectively, relating to the Master Index Portfolio.
(b) For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)  Distributions represent less than $0.01 per share in 2000.
(d)  Distributions represent less than $0.01 per share in 2001.
(e)  Amount represents the portfolio turnover rate of the Master Index
     Portfolio.
(f) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(g)  Determined on an annualized basis.


                 See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                    From commencement
                                                                                      of investment
                                                                                       operations
                                                               Year ended         December 18, 2000 to
Class B Shares                                             December 31, 2001       December 31, 2000
                                                           -----------------      -------------------
Net asset value, beginning of period                             $10.15                   10.00
Income from Investment Operations
  Net investment income (a) (b)                                    0.02                      --
  Net gain (loss) on investments (both realized and
    unrealized) (a)                                               (2.30)                   0.15
                                                                 ------                   -----
  Total from investment operations                                (2.28)                   0.15
                                                                 ------                   -----
Less Distributions
  Net investment income (c)                                          --                      --
  Net realized gain (d)                                              --                      --
                                                                 ------                   -----
  Total distributions                                                --                      --
                                                                 ------                   -----
Net asset value, end of period                                   $ 7.87                   10.15
                                                                 ======                   =====
Total Return (f)                                                 (22.43)%                  1.51%

Ratios/Supplemental Data
Net assets, end of period (millions)                              $20.2                    25.4

Average net asset ratios assuming expense limitations
  Expenses (a)                                                     1.55%                   1.55%(g)
  Net investment income (a)                                        0.19%                   0.27%(g)

Average net asset ratios absent expense limitations
  Expenses (a)                                                     1.69%                   3.36%(g)
  Net investment income (a)                                        0.05%                   0.00%(g)

Portfolio turnover rate                                               7%(e)                  45%(e)

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.25% and 1.50%, respectively, relating to the Master Index Portfolio.

(b) For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.

(c)  Distributions represent less than $0.01 per share in 2000.

(d)  Distributions represent less than $0.01 per share in 2001.

(e)  Amount represents the portfolio turnover rate of the Master Index
     Portfolio.

(f) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.

(g)  Determined on an annualized basis.


                 See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                     From commencement
                                                                                  of investment operations
                                                                   Year ended       October 31, 2000 to
   Class A Shares                                              December 31, 2001     December 31, 2000
                                                               -----------------  -------------------------
   Net asset value, beginning of period                               $ 9.78               10.00

   Income from Investment Operations
     Net investment income (a)                                          0.24                0.05
     Net gain (loss) on investments (both realized and
       unrealized)                                                     (0.79)              (0.22)
                                                                      ------               -----
     Total from investment operations                                  (0.55               (0.17)
                                                                      ------               -----
   Less Distributions
     Net investment income                                             (0.23)              (0.05)
     Net realized gain                                                 (0.02)                 --
                                                                      ------               -----
     Total distributions                                               (0.25               (0.05)
                                                                      ------               -----
   Net asset value, end of period                                     $ 8.98                9.78
                                                                      ======               =====
   Total Return (b)                                                    (5.67)%             (1.71)%

   Ratios/Supplemental Data
   Net assets, end of period (millions)                               $ 29.3                24.6

   Average net asset ratios assuming expense limitations
     Expenses                                                           0.09%               0.00%(c)
     Net investment income                                              2.62%               3.04%(c)

   Average net asset ratios absent expense limitations
     Expenses                                                           0.21%               0.21%(c)
     Net investment income                                              2.50%               2.83%(c)

   Portfolio turnover rate                                                 6%                 11%(c)

(a) For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)  Determined on an annualized basis.


                 See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                     From commencement
                                                                                  of investment operations
                                                                   Year ended        October 31, 2000 to
   Class B Shares                                              December 31, 2001      December 31, 2000
                                                               -----------------  ------------------------
   Net asset value, beginning of period                            $ 9.78                   10.00

   Income from Investment Operations
     Net investment income (a)                                       0.23                    0.05
     Net gain (loss) on investments (both realized and
     unrealized)                                                    (0.79)                  (0.22)
                                                                   ------                   -----
     Total from investment operations                               (0.57)                  (0.17)
                                                                   ------                   -----
   Less Distributions

     Net investment income                                          (0.22)                  (0.05)
     Net realized gain                                              (0.02)                     --
                                                                   ------                  ------
     Total distributions                                            (0.24)                  (0.05)
                                                                   ------                  ------
   Net asset value, end of period                                  $ 8.97                    9.78
                                                                   ======                  ======
   Total Return (b)                                                 (5.90)%                 (1.71)%

   Ratios/Supplemental Data
   Net assets, end of period (millions)                            $ 25.9                    24.6

   Average net asset ratios assuming expense limitations
     Expenses                                                        0.15%                   0.00%(c)
     Net investment income                                           2.46%                   3.04%(c)

   Average net asset ratios absent expense limitations
     Expenses                                                        0.27%                   0.21%(c)
     Net investment income                                           2.34%                   2.83%(c)

   Portfolio turnover rate                                              6%                     11%(c)

(a) For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)  Determined on an annualized basis.


                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                     From commencement
                                                                                 of investment operations
                                                                   Year ended       October 31, 2000 to
   Class A Shares                                              December 31, 2001     December 31, 2000
                                                               ----------------- ------------------------
   Net asset value, beginning of period                             $10.25                10.00

   Income from Investment Operations
     Net investment income                                            0.60                 0.10
     Net gain (loss) on investments (both realized and
     unrealized)                                                      0.14                 0.25
                                                                    ------                -----
     Total from investment operations                                 0.74                 0.35
                                                                    ------                -----
   Less Distributions
     Net investment income                                           (0.60)               (0.10)
     Net realized gain                                               (0.04)                  --
                                                                    ------                   --
     Total distributions                                             (0.64)               (0.10)
                                                                    ------                -----
   Net asset value, end of period                                   $10.35                10.25
                                                                    ======                =====
   Total Return (a)                                                   7.42%                3.54%

   Ratios/Supplemental Data
   Net assets, end of period (millions)                              $21.0                 25.5

   Average net asset ratios assuming expense limitations
     Expenses                                                         0.70%                0.29%(b)
     Net investment income                                            5.74%                6.35%(b)

   Average net asset ratios absent expense limitations
     Expenses                                                         0.73%                0.29%(b)
     Net investment income                                            5.71%                6.35%(b)

   Portfolio turnover rate                                              26%                 190%(b)

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                      From commencement
                                                                                   of investment operations
                                                                   Year ended         October 31, 2000 to
                                                                December 31, 2001      December 31, 2000
Class B Shares                                                  -----------------  ------------------------
Net asset value, beginning of period                                 $10.25                 10.00

Income from Investment Operations
  Net investment income                                                0.56                  0.10
  Net gain (loss) on investments (both realized and unrealized)        0.14                  0.25
                                                                     ------                 -----
  Total from investment operations                                     0.70                  0.35
                                                                     ------                 -----
Less Distributions
  Net investment income                                               (0.56)                (0.10)
  Net realized gain                                                   (0.04)                   --
                                                                     ------                    --
  Total distributions                                                 (0.60)                (0.10)
                                                                     ------                 -----
Net asset value, end of period                                       $10.35                 10.25
                                                                     ======                 =====
Total Return (a)                                                       7.00%                 3.54%

Ratios/Supplemental Data
Net assets, end of period (millions)                                 $ 18.0                  25.4

Average net asset ratios assuming expense limitations
  Expenses                                                             1.10%                 0.29%(b)
  Net investment income                                                5.34%                 6.35%(b)

Average net asset ratios absent expense limitations
  Expenses                                                             1.13%                 0.29%(b)
  Net investment income                                                5.31%                 6.35%(b)

Portfolio turnover rate                                                  26%                  190%(b)

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                      From commencement
                                                                   of investment operations
                                                                     November 1, 2001 to
                                                                      December 31, 2001
Institutional Shares                                               ------------------------
Net asset value, beginning of period                                       $10.73

Income from Investment Operations
  Net investment income                                                      0.10
  Net gain (loss) on investments (both realized and unrealized)             (0.36)
                                                                           ------
  Total from investment operations                                          (0.26)
                                                                           ------
Less Distributions
  Net investment income                                                     (0.10)
  Net realized gain                                                         (0.04)
                                                                           ------
  Total distributions                                                       (0.14)
                                                                           ------
Net asset value, end of period                                             $10.33
                                                                           ======
Total Return (a)                                                            (2.33)%

Ratios/Supplemental Data
Net assets, end of period (millions)                                       $ 22.2

Average net asset ratios assuming expense limitations
  Expenses                                                                   0.20%(b)
  Net investment income                                                      6.16%(b)

Average net asset ratios absent expense limitations
  Expenses                                                                   0.22%(b)
  Net investment income                                                      6.14%(b)

Portfolio turnover rate                                                        26%

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                      From commencement
                                                                                   of investment operations
                                                                    Year ended        October 31, 2000 to
                                                                December 31, 2001      December 31, 2000
Class A Shares                                                  -----------------  ------------------------
Net asset value, beginning of period                                 $10.29                 10.00

Income from Investment Operations
  Net investment income                                                0.44                  0.09
  Net gain (loss) on investments (both realized and unrealized)       (0.06)                 0.29
                                                                     ------                 -----
  Total from investment operations                                     0.38                  0.38
                                                                     ------                 -----
Less Distributions
  Net investment income                                               (0.44)                (0.09)
                                                                     ------
  Total distributions                                                 (0.44)                (0.09)
                                                                     ------                 -----
Net asset value, end of period                                       $10.23                 10.29
                                                                     ======                 =====
Total Return (a)                                                       3.77%                 3.79%

Ratios/Supplemental Data
Net assets, end of period (millions)                                 $ 29.0                  26.0

Average net asset ratios assuming expense limitations
  Expenses                                                             0.70%                 0.36%(b)
  Net investment income                                                4.26%                 5.47%(b)

Average net asset ratios absent expense limitations
  Expenses                                                             0.71%                 0.36%(b)
  Net investment income                                                4.25%                 5.47%(b)

Portfolio turnover rate                                                   0%                    0%(b)

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                      From commencement
                                                                                   of investment operations
                                                                    Year ended        October 31, 2000 to
                                                                December 31, 2001      December 31, 2000
Class B Shares                                                  -----------------  ------------------------
Net asset value, beginning of period                                 $10.29                 10.00

Income from Investment Operations
  Net investment income                                                0.40                  0.09
  Net gain (loss) on investments (both realized and unrealized)       (0.06)                 0.29
                                                                     ------                 -----
  Total from investment operations                                     0.34                  0.38
                                                                     ------                 -----
Less Distributions

  Net investment income                                               (0.40)                (0.09)
                                                                     ------                 -----
  Total distributions                                                 (0.40)                (0.09)
                                                                     ------                 -----
Net asset value, end of period                                       $10.23                 10.29
                                                                     ======                 =====
Total Return (a)                                                       3.35%                 3.79%

Ratios/Supplemental Data
Net assets, end of period (millions)                                 $ 27.0                  26.0

Average net asset ratios assuming expense limitations
  Expenses                                                             1.10%                 0.36%(b)
  Net investment income                                                3.86%                 5.47%(b)

Average net asset ratios absent expense limitations
  Expenses                                                             1.11%                 0.36%(b)
  Net investment income                                                3.85%                 5.47%(b)

Portfolio turnover rate                                                   0%                    0%(b)

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                  From commencement
                                                                               of investment operations
                                                             Year ended          December 12, 2000 to
                                                          December 31, 2001        December 31, 2000
Class A Shares                                            -----------------    ------------------------
Net asset value, beginning of period                            $1.00                   1.00

Income from Investment Operations
  Net investment income (a)                                      0.04                     --
                                                                -----                   ----
  Total from investment operations                               0.04                     --
                                                                -----                   ----
Less Distributions
  Net investment income (a)                                     (0.04)                    --
                                                                -----                   ----
  Total distributions                                           (0.04)                    --
                                                                -----                   ----
Net asset value, end of period                                  $1.00                   1.00
                                                                -----                   ----
Total Return (b)                                                 3.62%                  0.29%

Ratios/Supplemental Data
Net assets, end of period (millions)                            $11.0                    5.0

Average net asset ratios assuming expense limitations
  Expenses                                                       0.60%                  0.60%(c)
  Net investment income                                          3.22%                  5.94%(c)

Average net asset ratios absent expense limitations
  Expenses                                                       0.84%                  1.93%(c)
  Net investment income                                          2.98%                  4.61%(c)

(a) Net investment income and distributions represent less than $0.01 per share for 2000.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                                        From commencement
                                                                                                     of investment operations
                                                                                    Year ended         December 12, 2000 to
                                                                                December 31, 2001       December 31, 2000
                                                                                -----------------    ------------------------
Class B Shares
Net asset value, beginning of period                                                 $ 1.00                    1.00

Income from Investment Operations
  Net investment income (a)                                                            0.03                      --
                                                                                     ------                    ----
  Total from investment operations                                                     0.03                      --
                                                                                     ------                    ----
Less Distributions
  Net investment income (a)                                                           (0.03)                     --
                                                                                     ------                    ----
  Total distributions                                                                 (0.03)                     --
                                                                                     ------                    ----
Net asset value, end of period                                                       $ 1.00                    1.00
                                                                                     ======                    ====
Total Return (b)                                                                       3.21%                   0.27%

Ratios/Supplemental Data
Net assets, end of period (millions)                                                 $  5.2                     5.0

Average net asset ratios assuming expense limitations
  Expenses                                                                             1.00%                   1.00%(c)
  Net investment income                                                                3.15%                   5.54%(c)

Average net asset ratios absent expense limitations
  Expenses                                                                             1.26%                   1.93%(c)
  Net investment income                                                                2.89%                   4.61%(c)

(a) Net investment income and distributions represent less than $0.01 per share for 2000.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)  Determined on an annualized basis.

                See accompanying notes to financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

Security                                                Shares         Value
--------                                                -------    -------------
COMMON STOCKS--98.33%
ADVERTISING--0.31%
    Interpublic Group of Companies Inc.                  99,048    $  2,925,875
    Omnicom Group Inc.                                   48,745       4,355,366
    TMP Worldwide Inc.                       1           28,996       1,243,928
                                                                   ------------
                                                                      8,525,169
                                                                   ------------
AEROSPACE / DEFENSE--1.22%
    Boeing Co.                                          219,658       8,518,337
    General Dynamics Corp.                               52,925       4,214,947
    Goodrich (B.F.) Co.                                  26,737         711,739
    Lockheed Martin Corp.                               115,541       5,392,298
    Northrop Grumman Corp.                               28,964       2,919,861
    Raytheon Co.                                        102,532       3,329,214
    Rockwell Collins                                     48,164         939,198
    United Technologies Corp.                           122,890       7,942,381
                                                                   ------------
                                                                     33,967,975
                                                                   ------------
AIRLINES--0.20%
    AMR Corp.                                1           40,518         898,284
    Delta Air Lines Inc.                                 32,325         945,829
    Southwest Airlines Co.                              200,737       3,709,620
    U.S. Airways Group Inc.                  1           17,868         113,283
                                                                   ------------
                                                                      5,667,016
                                                                   ------------
APPAREL--0.26%
    Jones Apparel Group Inc.                 1           32,906       1,091,492
    Liz Claiborne Inc.                                   13,798         686,450
    Nike Inc. "B"                                        70,456       3,962,445
    Reebok International Ltd.                1           15,449         409,398
    VF Corp.                                             29,106       1,135,425
                                                                   ------------
                                                                      7,285,210
                                                                   ------------
AUTO MANUFACTURERS--0.59%
    Ford Motor Company                                  474,963       7,466,418
    General Motors Corp. "A"                            145,700       7,081,020
    Navistar International Corp.                         15,577         615,291
    PACCAR Inc.                                          20,128       1,320,799
                                                                   ------------
                                                                     16,483,528
                                                                   ------------
AUTO PARTS & EQUIPMENT--0.20%
    Cooper Tire & Rubber Co.                             19,035         303,799
    Dana Corp.                                           38,956         540,709
    Delphi Automotive Systems Corp.                     146,940       2,007,200
    Goodyear Tire & Rubber Co.                           42,788       1,018,782
    TRW Inc.                                             33,123       1,226,876
    Visteon Corp.                                        34,193         514,263
                                                                   ------------
                                                                      5,611,629
                                                                   ------------
BANKS--6.60%
    AmSouth Bancorp                                      95,582       1,806,500
    Bank of America Corp.                               412,656      25,976,695
    Bank of New York Co. Inc.                           193,162       7,881,010
    Bank One Corp.                                      305,834      11,942,818
    BB&T Corp.                                          118,830       4,290,951
    Charter One Financial Inc.                           58,951       1,600,520
    Comerica Inc.                                        46,708       2,676,368
    Fifth Third Bancorp                                 151,550       9,294,562
    FleetBoston Financial Corp.                         274,092      10,004,358
    Golden West Financial Corp.                          41,341       2,432,918
    Huntington Bancshares Inc.                           65,884       1,132,546
    JP Morgan Chase & Co.                               517,484      18,810,543
    KeyCorp                                             111,069       2,703,419
    Mellon Financial Corp.                              122,705       4,616,162
    National City Corp.                                 158,945       4,647,552
    Northern Trust Corp.                                 58,257       3,508,237
    PNC Financial Services Group                         74,506       4,187,237
    Regions Financial Corp.                              59,650       1,791,886
    SouthTrust Corp.                                     89,881       2,217,364
    State Street Corp.                                   85,338       4,458,910
    SunTrust Banks Inc.                                  75,751       4,749,588
    Synovus Financial Corp.                              76,402       1,913,870
    U.S. Bancorp                                        511,686      10,709,588
    Union Planters Corp.                                 36,031       1,626,079
    Wachovia Corp.                                      356,936      11,193,513
    Washington Mutual Inc.                              229,733       7,512,269
    Wells Fargo & Company                               444,625      19,318,956
    Zions Bancorp                                        24,063       1,265,233
                                                                   ------------
                                                                    184,269,652
                                                                   ------------
BEVERAGES--2.48%
    Anheuser-Busch Companies Inc.                       231,928      10,485,465
    Brown-Forman Corp. "B"                               17,908       1,121,041
    Coca-Cola Co.                                       652,240      30,753,116
    Coca-Cola Enterprises Inc.                          116,648       2,209,313
    Coors (Adolf) Company "B"                             9,474         505,912
    Pepsi Bottling Group Inc.                            74,458       1,749,763
    PepsiCo Inc.                                        458,890      22,343,354
                                                                   ------------
                                                                     69,167,964
                                                                   ------------
BIOTECHNOLOGY--0.97%
    Amgen Inc.                               1          274,220      15,476,977
    Biogen Inc.                              1           38,792       2,224,721
    Chiron Corp.                             1           49,611       2,174,946
    Genzyme Corp. - General Division         1           55,654       3,331,448
    Immunex Corp.                            1          142,847       3,958,290
                                                                   ------------
                                                                     27,166,382
                                                                   ------------
BUILDING MATERIALS--0.15%
    Masco Corp.                                         120,367       2,948,991
    Vulcan Materials Co.                                 26,568       1,273,670
                                                                   ------------
                                                                      4,222,661
                                                                   ------------
CHEMICALS--1.21%
    Air Products & Chemicals Inc.                        59,624       2,796,962
    Ashland Inc.                                         18,108         834,417
    Dow Chemical Co.                                    236,550       7,990,659


                         S&P 500 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001


   Security                                           Shares         Value
   --------                                          ---------    ------------
   Du Pont (E.I.) de Nemours                           268,883    $ 11,430,216
   Eastman Chemical Co.                                 20,224         789,140
   Engelhard Corp.                                      34,043         942,310
   Great Lakes Chemical Corp.                           13,163         319,598
   Hercules Inc.                                1       28,458         284,580
   PPG Industries Inc.                                  44,162       2,284,059
   Praxair Inc.                                         42,188       2,330,887
   Rohm & Haas Co. "A"                                  57,803       2,001,718
   Sherwin-Williams Co.                                 40,508       1,113,970
   Sigma-Aldrich Corp.                                  19,241         758,288
                                                                  ------------
                                                                    33,876,804
                                                                  ------------
COMMERCIAL SERVICES--0.96%
   Block (H & R) Inc.                                   48,121       2,151,009
   Cendant Corp.                                1      257,429       5,048,183
   Concord EFS Inc.                             1      132,124       4,331,025
   Convergys Corp.                              1       45,132       1,691,999
   Deluxe Corp.                                         17,404         723,658
   Donnelley (R.R.) & Sons Co.                          30,033         891,680
   Ecolab Inc.                                          33,531       1,349,623
   Equifax Inc.                                         37,999         917,676
   McKesson HBOC Inc.                                   75,007       2,805,262
   Moody's Corp.                                        40,916       1,630,912
   Paychex Inc.                                         98,173       3,421,329
   Quintiles Transnational Corp.                1       31,372         504,462
   Robert Half International Inc.               1       46,000       1,228,200
                                                                  ------------
                                                                    26,695,018
                                                                  ------------
COMPUTERS--5.95%
   Apple Computer Inc.                          1       92,012       2,015,063
   Cisco Systems Inc.                           1    1,923,827      34,840,507
   Compaq Computer Corp.                               444,308       4,336,446
   Computer Sciences Corp.                      1       44,674       2,188,133
   Dell Computer Corp.                          1      684,560      18,606,341
   Electronic Data Systems Corp.                       124,337       8,523,301
   EMC Corp.                                    1      581,106       7,810,065
   Gateway Inc.                                 1       84,970         683,159
   Hewlett-Packard Co.                                 508,837      10,451,512
   International Business Machines Corp.               451,821      54,652,268
   Lexmark International Group Inc. "A"         1       34,095       2,011,605
   NCR Corp.                                    1       25,479         939,156
   Network Appliance Inc.                       1       86,850       1,899,409
   Palm Inc.                                    1      148,978         578,035
   Sapient Corp.                                1       33,137         255,818
   Sun Microsystems Inc.                        1      850,218      10,457,681
   Unisys Corp.                                 1       83,696       1,049,548
   Veritas Software Corp.                       1      105,143       4,713,561
                                                                  ------------
                                                                   166,011,608
                                                                  ------------
COSMETICS / PERSONAL CARE--2.04%
   Alberto-Culver Co. "B"                               14,876         665,552
   Avon Products Inc.                                   61,961       2,881,187
   Colgate-Palmolive Co.                               144,706       8,356,772
   Gillette Co.                                        276,796       9,244,986


   Security                                          Shares          Value
   --------                                         ---------     ------------
   International Flavors & Fragrances Inc.              24,871    $   738,917
   Kimberly-Clark Corp.                                137,739       8,236,792
   Procter & Gamble Co.                                339,820      26,889,957
                                                                   -----------
                                                                    57,014,163
                                                                   -----------
DISTRIBUTION / WHOLESALE--0.29%
   Costco Wholesale Corp.                       1      118,610       5,263,912
   Genuine Parts Co.                                    45,431       1,667,318
   Grainger (W.W.) Inc.                                 24,536       1,177,728
                                                                   -----------
                                                                     8,108,958
                                                                   -----------
DIVERSIFIED FINANCIAL SERVICES--6.45%
   American Express Co.                                349,944      12,489,501
   Bear Stearns Companies Inc.                          24,689       1,447,763
   Capital One Financial Corp.                          56,357       3,040,460
   Citigroup Inc.                                    1,349,400      68,117,712
   Countrywide Credit Industries Inc.                   32,058       1,313,416
   Fannie Mae                                          262,021      20,830,670
   Franklin Resources Inc.                              68,403       2,412,574
   Freddie Mac                                         182,303      11,922,616
   Household International Inc.                        120,051       6,955,755
   Lehman Brothers Holdings Inc.                        62,504       4,175,267
   MBNA Corp.                                          223,408       7,863,962
   Merrill Lynch & Co. Inc.                            221,976      11,569,389
   Morgan Stanley Dean Witter & Co.                    287,652      16,091,253
   Providian Financial Corp.                            74,545         264,635
   Schwab (Charles) Corp.                              358,451       5,545,237
   Stilwell Financial Inc.                              58,053       1,580,203
   T Rowe Price Group Inc.                              32,381       1,124,592
   USA Education Inc.                                   41,118       3,454,734
                                                                   -----------
                                                                   180,199,739
                                                                   -----------
ELECTRIC--2.46%
   AES Corp.                                    1      139,811       2,285,910
   Allegheny Energy Inc.                                32,798       1,187,944
   Ameren Corp.                                         36,096       1,526,861
   American Electric Power Inc.                         84,517       3,679,025
   Calpine Corp.                                1       80,080       1,344,543
   Cinergy Corp.                                        41,732       1,395,101
   CMS Energy Corp.                                     34,878         838,118
   Consolidated Edison Inc.                             55,666       2,246,680
   Constellation Energy Group Inc.                      42,938       1,140,004
   Dominion Resources Inc.                              68,988       4,146,179
   DTE Energy Co.                                       42,661       1,789,202
   Duke Energy Corp.                                   203,570       7,992,158
   Edison International                         1       85,455       1,290,371
   Entergy Corp.                                        57,975       2,267,402
   Exelon Corp.                                         84,163       4,029,724
   FirstEnergy Corp.                                    78,057       2,730,434
   FPL Group Inc.                                       46,128       2,601,619
   Mirant Corp.                                 1      105,075       1,683,301
   Niagara Mohawk Holdings Inc.                 1       42,028         745,156
   NiSource Inc.                                        54,239       1,250,751
   PG&E Corp.                                   1      101,571       1,954,226

                                       78


                         S&P 500 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001


   Security                                           Shares          Value
   --------                                           -------      -----------
   Pinnacle West Capital Corp.                         22,200      $   929,070
   PPL Corp.                                           38,411        1,338,623
   Progress Energy Inc.                                57,372        2,583,461
   Public Service Enterprise Group Inc.                54,416        2,295,811
   Reliant Energy Inc.                                 78,200        2,073,864
   Southern Co.                                       182,321        4,621,837
   TECO Energy Inc.                                    36,601          960,410
   TXU Corporation                                     69,532        3,278,434
   Xcel Energy Inc.                                    90,627        2,513,993
                                                                   -----------
                                                                    68,720,212
                                                                   -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.32%
   American Power Conversion Corp.               1     51,285          741,581
   Emerson Electric Co.                               112,246        6,409,247
   Molex Inc.                                          51,328        1,588,602
   Power-One Inc.                                1     20,681          215,289
                                                                   -----------
                                                                     8,954,719
                                                                   -----------
ELECTRONICS--0.77%
   Agilent Technologies Inc.                     1    120,818        3,444,521
   Applera Corp. - Applied Biosystems Group            55,586        2,182,862
   Jabil Circuit Inc.                            1     51,708        1,174,806
   Johnson Controls Inc.                               22,892        1,848,529
   Millipore Corp.                                     12,523          760,146
   Parker Hannifin Corp.                               30,759        1,412,146
   PerkinElmer Inc.                                    32,310        1,131,496
   Sanmina Corp.                                 1    136,624        2,718,818
   Solectron Corp.                               1    215,231        2,427,806
   Symbol Technologies Inc.                            59,902          951,244
   Tektronix Inc.                                1     24,130          622,071
   Thermo Electron Corp.                         1     46,632        1,112,640
   Thomas & Betts Corp.                                15,251          322,559
   Waters Corp.                                  1     34,293        1,328,854
                                                                   -----------
                                                                    21,438,498
                                                                   -----------
ENGINEERING & CONSTRUCTION--0.03%
   Fluor Corp.                                         21,011          785,811
                                                                   -----------
                                                                       785,811
                                                                   -----------
ENTERTAINMENT--0.06%
   International Game Technology Inc.            1     23,004        1,571,173
                                                                   -----------
                                                                     1,571,173
                                                                   -----------
ENVIRONMENTAL CONTROL--0.21%
   Allied Waste Industries Inc.                  1     51,661          726,354
   Waste Management Inc.                              164,662        5,254,364
                                                                   -----------
                                                                     5,980,718
                                                                   -----------
FOOD--2.11%
   Albertson's Inc.                                   106,507        3,353,905
   Archer-Daniels-Midland Co.                         173,449        2,488,993
   Campbell Soup Co.                                  107,448        3,209,472
   ConAgra Foods Inc.                                 140,917        3,349,597


   Security                                           Shares         Value
   --------                                          --------     ------------
   General Mills Inc.                                  95,549     $  4,969,503
   Heinz (H.J.) Co.                                    91,837        3,776,337
   Hershey Foods Corp.                                 35,570        2,408,089
   Kellogg Co.                                        106,612        3,209,021
   Kroger Co.                                    1    210,691        4,397,121
   Safeway Inc.                                  1    131,640        5,495,970
   Sara Lee Corp.                                     205,453        4,567,220
   SUPERVALU Inc.                                      34,962          773,359
   Sysco Corp.                                        174,818        4,583,728
   Unilever NV - NY Shares                            149,915        8,636,603
   Winn-Dixie Stores Inc.                              36,866          525,341
   Wrigley (William Jr.) Co.                           59,070        3,034,426
                                                                  ------------
                                                                    58,778,685
                                                                  ------------
FOREST PRODUCTS & PAPER--0.51%
   Boise Cascade Corp.                                 15,221          517,666
   Georgia-Pacific Corp.                               60,265        1,663,917
   International Paper Co.                            126,410        5,100,644
   Louisiana-Pacific Corp.                             27,397          231,231
   Mead Corp.                                          26,040          804,376
   Temple-Inland Inc.                                  12,943          734,256
   Westvaco Corp.                                      26,831          763,342
   Weyerhaeuser Co.                                    56,719        3,067,364
   Willamette Industries Inc.                          28,820        1,502,098
                                                                  ------------
                                                                    14,384,894
                                                                  ------------
GAS--0.12%
   KeySpan Corp.                                       36,480        1,264,032
   NICOR Inc.                                          11,746          489,103
   Peoples Energy Corp.                                 9,285          352,180
   Sempra Energy                                       54,344        1,334,145
                                                                  ------------
                                                                     3,439,460
                                                                  ------------
HAND / MACHINE TOOLS--0.08%
   Black & Decker Corp.                                20,927          789,576
   Snap-On Inc.                                        15,186          511,161
   Stanley Works (The)                                 22,387        1,042,563
                                                                  ------------
                                                                     2,343,300
                                                                  ------------
HEALTH CARE--4.08%
   Aetna Inc.                                          37,593        1,240,193
   Bard (C.R.) Inc.                                    13,404          864,558
   Bausch & Lomb Inc.                                  14,063          529,613
   Baxter International Inc.                          154,839        8,304,016
   Becton Dickinson & Co.                              67,812        2,247,968
   Biomet Inc.                                         70,717        2,185,155
   Boston Scientific Corp.                       1    105,790        2,551,655
   Guidant Corp.                                 1     79,925        3,980,265
   HCA - The Healthcare Company                       135,082        5,206,060
   Health Management Associates Inc. "A"         1     64,307        1,183,249
   Healthsouth Corp.                             1    102,894        1,524,889
   Humana Inc.                                   1     44,246          521,660
   Johnson & Johnson                                  804,539       47,548,255
   Manor Care Inc.                               1     26,850          636,614

                         S&P 500 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                         Shares            Value
   --------                                        ---------       ------------
   Medtronic Inc.                                    317,528       $ 16,260,609
   St. Jude Medical Inc.                   1          22,833          1,772,982
   Stryker Corp.                                      51,568          3,010,024
   Tenet Healthcare Corp.                  1          85,368          5,012,809
   UnitedHealth Group Inc.                            81,775          5,787,217
   Wellpoint Health Networks Inc.          1          16,725          1,954,316
   Zimmer Holdings Inc.                    1          50,833          1,552,440
                                                                   ------------
                                                                    113,874,547
                                                                   ------------

HOME BUILDERS--0.08%
   Centex Corp.                                       15,937            909,843
   KB HOME                                            13,198            529,240
   Pulte Corp.                                        15,455            690,375
                                                                   ------------
                                                                      2,129,458
                                                                   ------------

HOME FURNISHINGS--0.11%
   Leggett & Platt Inc.                               51,535          1,185,305
   Maytag Corp.                                       20,133            624,727
   Whirlpool Corp.                                    17,552          1,287,088
                                                                   ------------
                                                                      3,097,120
                                                                   ------------

HOUSEHOLD PRODUCTS / WARES--0.29%
   American Greetings Corp. "A"                       16,656            229,520
   Avery Dennison Corp.                               28,823          1,629,364
   Clorox Co.                                         61,001          2,412,590
   Fortune Brands Inc.                                38,972          1,542,901
   Newell Rubbermaid Inc.                             69,943          1,928,329
   Tupperware Corp.                                   15,244            293,447
                                                                   ------------
                                                                      8,036,151
                                                                   ------------

INSURANCE--4.34%
   AFLAC Inc.                                        136,957          3,363,664
   Allstate Corp.                                    187,015          6,302,406
   Ambac Financial Group Inc.                         27,680          1,601,565
   American International Group Inc.                 685,210         54,405,674
   AON Corp.                                          70,611          2,508,103
   Chubb Corp.                                        44,533          3,072,777
   CIGNA Corp.                                        37,933          3,514,492
   Cincinnati Financial Corp.                         42,366          1,616,263
   Conseco Inc.                            1          90,418            403,264
   Hancock (John) Financial Services Inc.             78,337          3,235,318
   Hartford Financial Services Group Inc.             64,305          4,040,283
   Jefferson-Pilot Corp.                              39,461          1,825,860
   Lincoln National Corp.                             49,690          2,413,443
   Loews Corp.                                        50,225          2,781,461
   Marsh & McLennan Companies Inc.                    72,035          7,740,161
   MBIA Inc.                                          38,926          2,087,601
   MetLife Inc.                                      190,096          6,022,241
   MGIC Investment Corp.                              28,113          1,735,134
   Progressive Corporation                            19,227          2,870,591
   SAFECO Corp.                                       33,512          1,043,899
   St. Paul Companies Inc.                            54,399          2,391,924
   Torchmark Corp.                                    32,569          1,280,939
   UnumProvident Corp.                                63,487          1,683,040


  Security                                          Shares            Value
  --------                                         ---------       ------------

  XL Capital Ltd. "A"                                 34,796       $  3,178,963
                                                                   ------------
                                                                    121,119,066
                                                                   ------------

IRON / STEEL--0.07%
  Allegheny Technologies Inc.                         21,051            352,604
  Nucor Corp.                                         20,402          1,080,490
  USX-U.S. Steel Group Inc.                           23,395            423,683
                                                                   ------------
                                                                      1,856,777
                                                                   ------------

LEISURE TIME--0.38%
  Brunswick Corp.                                     23,011            500,719
  Carnival Corp. "A"                                 153,741          4,317,047
  Harley-Davidson Inc.                                79,402          4,312,323
  Sabre Holdings Corp.                     1          35,010          1,482,674
                                                                   ------------
                                                                     10,612,763
                                                                   ------------

LODGING--0.22%
  Harrah's Entertainment Inc.              1          29,432          1,089,278
  Hilton Hotels Corp.                                 96,861          1,057,722
  Marriott International Inc. "A"                     63,205          2,569,283
  Starwood Hotels & Resorts Worldwide Inc.            51,866          1,548,200
                                                                   ------------
                                                                      6,264,483
                                                                   ------------

MACHINERY--0.45%
  Caterpillar Inc.                                    90,031          4,704,120
  Cummins Engine Company Inc.                         10,832            417,465
  Deere & Co.                                         61,588          2,688,932
  Dover Corp.                                         53,091          1,968,083
  Ingersoll-Rand Co.                                  44,061          1,842,190
  McDermott International Inc.             1          16,178            198,504
  Rockwell International Corp.                        48,206            860,959
                                                                   ------------
                                                                     12,680,253
                                                                   ------------

MANUFACTURERS--6.11%
  Cooper Industries Inc.                              24,568            857,915
  Crane Co.                                           15,650            401,266
  Danaher Corp.                                       37,486          2,260,781
  Eastman Kodak Co.                                   76,306          2,245,686
  Eaton Corp.                                         18,176          1,352,476
  General Electric Co.                             2,603,789        104,359,863
  Honeywell International Inc.                       213,286          7,213,333
  Illinois Tool Works Inc.                            79,912          5,411,641
  ITT Industries Inc.                                 23,185          1,170,843
  Minnesota Mining & Manufacturing Co.               102,837         12,156,362
  Pall Corp.                                          32,036            770,786
  Textron Inc.                                        37,048          1,536,010
  Tyco International Ltd.                            523,283         30,821,369
                                                                   ------------
                                                                    170,558,331
                                                                   ------------

MEDIA--3.71%
  AOL Time Warner Inc.                     1       1,161,034         37,269,191
  Clear Channel Communications Inc.        1         156,751          7,980,193
  Comcast Corp. "A"                        1         247,839          8,922,204

                         S&P 500 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                         Shares           Value
   --------                                        ---------      ------------
   Dow Jones & Co. Inc.                               22,275      $  1,219,111
   Gannett Co. Inc.                                   69,466         4,670,199
   Knight Ridder Inc.                                 22,055         1,432,031
   McGraw-Hill Companies Inc.                         50,699         3,091,625
   Meredith Corp.                                     12,935           461,133
   New York Times Co. "A"                             39,761         1,719,663
   Tribune Co.                                        78,133         2,924,518
   Univision Communications Inc.           1          55,102         2,229,427
   Viacom Inc. "B"                         1         465,118        20,534,960
   Walt Disney Co. (The)                             534,695        11,078,880
                                                                  ------------
                                                                   103,533,135
                                                                  ------------

METAL FABRICATE / HARDWARE--0.01%
   Worthington Industries Inc.                        22,397           318,037
                                                                  ------------
                                                                       318,037
                                                                  ------------
MINING--0.61%
   Alcan Aluminum Ltd.                                84,161         3,023,905
   Alcoa Inc.                                        222,758         7,919,047
   Barrick Gold Corp.                                140,585         2,242,331
   Freeport-McMoRan Copper & Gold Inc.     1          37,762           505,633
   Inco Ltd.                               1          47,702           808,072
   Newmont Mining Corp.                               51,417           982,579
   Phelps Dodge Corp.                                 20,642           668,801
   Placer Dome Inc.                                   86,120           939,569
                                                                  ------------
                                                                    17,089,937
                                                                  ------------

OFFICE / BUSINESS EQUIPMENT--0.16%
   Pitney Bowes Inc.                                  63,958         2,405,460
   Xerox Corp.                                       188,841         1,967,723
                                                                  ------------
                                                                     4,373,183
                                                                  ------------

OIL & GAS PRODUCERS--5.80%
   Amerada Hess Corp.                                 23,263         1,453,938
   Anadarko Petroleum Corp.                           65,245         3,709,178
   Apache Corp.                                       35,957         1,793,525
   Burlington Resources Inc.                          52,658         1,976,781
   ChevronTexaco Corp.                               279,803        25,073,147
   Conoco Inc.                                       164,053         4,642,700
   Devon Energy Corp.                                 33,051         1,277,421
   EOG Resources Inc.                                 30,289         1,184,603
   Exxon Mobil Corp.                               1,794,159        70,510,449
   Kerr-McGee Corp.                                   26,277         1,439,980
   Kinder Morgan Inc.                                 29,278         1,630,492
   Nabors Industries Inc.                  1          36,948         1,268,425
   Noble Drilling Corp.                    1          34,687         1,180,745
   Occidental Petroleum Corp.                         97,987         2,599,595
   Phillips Petroleum Co.                            100,003         6,026,181
   Rowan Companies Inc.                    1          24,586           476,231
   Royal Dutch Petroleum Co. - NY Shares             557,089        27,308,503
   Sunoco Inc.                                        20,615           769,764
   Transocean Sedco Forex Inc.                        83,609         2,827,656
   Unocal Corp.                                       63,995         2,308,300

   Security                                         Shares           Value
   --------                                        ---------       -----------

   USX-Marathon Group Inc.                            81,149      $  2,434,470
                                                                  ------------
                                                                   161,892,084
                                                                  ------------

OIL & GAS SERVICES--0.46%

   Baker Hughes Inc.                                  88,095         3,212,825
   Halliburton Co.                                   112,614         1,475,243
   Schlumberger Ltd.                                 151,002         8,297,560
                                                                  ------------
                                                                    12,985,628
                                                                  ------------
PACKAGING & CONTAINERS--0.10%

   Ball Corp.                                          7,187           508,121
   Bemis Co.                                          13,848           681,045
   Pactiv Corp.                            1          41,783           741,648
   Sealed Air Corp.                        1          21,960           896,407
                                                                  ------------
                                                                     2,827,221
                                                                  ------------

PHARMACEUTICALS--8.74%

   Abbott Laboratories                               407,189        22,700,787
   Allergan Inc.                                      34,407         2,582,245
   American Home Products Corp.                      346,014        21,231,419
   AmerisourceBergen Corp.                            26,985         1,714,897
   Bristol-Myers Squibb Co.                          507,481        25,881,531
   Cardinal Health Inc.                              118,261         7,646,756
   Forest Laboratories Inc. "A"            1          46,676         3,825,098
   King Pharmaceuticals Inc.               1          64,425         2,714,225
   Lilly (Eli) and Company                           294,861        23,158,383
   MedImmune Inc.                          1          56,140         2,602,089
   Merck & Co. Inc.                                  596,619        35,081,197
   Pfizer Inc.                                     1,648,904        65,708,824
   Pharmacia Corporation                             338,192        14,423,889
   Schering-Plough Corp.                             384,006        13,751,255
   Watson Pharmaceuticals Inc.             1          27,925           876,566
                                                                  ------------
                                                                   243,899,161
                                                                  ------------
PIPELINES--0.42%

   Dynegy Inc. "A"                                    92,043         2,347,097
   El Paso Corp.                                     133,847         5,970,915
   Williams Companies Inc.                           135,171         3,449,564
                                                                  ------------
                                                                    11,767,576
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS--0.19%

   Equity Office Properties Trust                    108,673         3,268,884
   Equity Residential Properties Trust                71,026         2,039,156
                                                                  ------------
                                                                     5,308,040
                                                                  ------------
RETAIL--6.86%

   AutoZone Inc.                           1          28,277         2,030,260
   Bed Bath & Beyond Inc.                  1          76,072         2,578,841
   Best Buy Co. Inc.                       1          55,305         4,119,116
   Big Lots Inc.                                      29,856           310,502
   Circuit City Stores Inc.                           54,638         1,417,856
   CVS Corp.                                         102,496         3,033,882
   Darden Restaurants Inc.                            30,569         1,082,143

                         S&P 500 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                           Shares          Value
   --------                                          ---------     ------------
   Dillards Inc. "A"                                    21,955     $    351,280
   Dollar General Corp.                                 86,713        1,292,024
   Family Dollar Stores Inc.                            45,215        1,355,546
   Federated Department Stores Inc.            1        50,536        2,066,922
   Gap Inc. (The)                                      226,203        3,153,270
   Home Depot Inc.                                     614,619       31,351,715
   Kmart Corp.                                 1       130,727          713,769
   Kohls Corp.                                 1        87,853        6,188,365
   Limited Inc.                                        112,414        1,654,734
   Lowe's Companies Inc.                               203,091        9,425,453
   May Department Stores Co.                            78,476        2,902,042
   McDonald's Corp.                                    337,150        8,924,361
   Nordstrom Inc.                                       35,253          713,168
   Office Depot Inc.                           1        80,515        1,492,748
   Penney (J.C.) Company Inc.                           69,194        1,861,319
   RadioShack Corp.                                     47,012        1,415,061
   Sears, Roebuck and Co.                               84,612        4,030,916
   Staples Inc.                                1       121,074        2,264,084
   Starbucks Corp.                             1       100,003        1,905,057
   Target Corp.                                        236,787        9,720,106
   Tiffany & Co.                                        38,313        1,205,710
   TJX Companies Inc.                                   71,535        2,851,385
   Toys R Us Inc.                              1        52,070        1,079,932
   Tricon Global Restaurants Inc.              1        38,254        1,882,097
   Walgreen Co.                                        267,550        9,005,733
   Wal-Mart Stores Inc.                              1,169,021       67,277,159
   Wendy's International Inc.                           27,428          800,075
                                                                   ------------
                                                                    191,456,631
                                                                   ------------
SEMICONDUCTORS--4.24%
   Advanced Micro Devices Inc.                 1        89,131        1,413,618
   Altera Corp.                                1       101,026        2,143,772
   Analog Devices Inc.                         1        94,886        4,211,990
   Applied Materials Inc.                      1       214,094        8,585,169
   Applied Micro Circuits Corp.                1        78,247          885,756
   Broadcom Corp. "A"                          1        68,802        2,811,938
   Conexant Systems Inc.                       1        66,834          959,736
   Intel Corp.                                       1,760,448       55,366,090
   KLA-Tencor Corp.                            1        48,606        2,408,913
   Linear Technology Corp.                              83,032        3,241,569
   LSI Logic Corp.                             1        96,221        1,518,367
   Maxim Integrated Products Inc.              1        84,706        4,447,912
   Micron Technology Inc.                      1       157,181        4,872,611
   National Semiconductor Corp.                1        46,139        1,420,620
   Novellus Systems Inc.                       1        37,589        1,482,886
   NVIDIA Corp.                                1        37,919        2,536,781
   PMC - Sierra Inc.                           1        43,298          920,515
   QLogic Corp.                                1        24,302        1,081,682
   Teradyne Inc.                               1        47,433        1,429,631
   Texas Instruments Inc.                              454,327       12,721,156
   Vitesse Semiconductor Corp.                 1        49,965          621,065
   Xilinx Inc.                                 1        87,610        3,421,171
                                                                   ------------
                                                                    118,502,948
                                                                   ------------

   Security                                           Shares          Value
   --------                                          ---------     ------------
SOFTWARE--5.70%
   Adobe Systems Inc.                                   62,212     $  1,931,683
   Autodesk Inc.                                        14,373          535,682
   Automatic Data Processing Inc.                      161,724        9,525,544
   BMC Software Inc.                           1        64,055        1,048,580
   Citrix Systems Inc.                         1        49,235        1,115,665
   Computer Associates International Inc.              151,072        5,210,473
   Compuware Corp.                             1        97,535        1,149,938
   First Data Corp.                                    100,062        7,849,864
   Fiserv Inc.                                 1        49,089        2,077,446
   IMS Health Inc.                                      77,509        1,512,201
   Intuit Inc.                                 1        55,621        2,378,354
   Mercury Interactive Corp.                   1        21,696          737,230
   Microsoft Corp.                             1     1,412,595       93,584,419
   Novell Inc.                                 1        94,994          436,022
   Oracle Corp.                                1     1,458,735       20,145,130
   Parametric Technology Corp.                 1        68,861          537,804
   PeopleSoft Inc.                             1        79,439        3,193,448
   Siebel Systems Inc.                         1       121,270        3,393,135
   Yahoo! Inc.                                 1       149,400        2,650,356
                                                                   ------------
                                                                    159,012,974
                                                                   ------------
TELECOMMUNICATION EQUIPMENT--1.47%
   ADC Telecommunications Inc.                 1       207,070          952,522
   Andrew Corp.                                1        21,349          467,330
   Avaya Inc.                                  1        75,246          914,239
   Ciena Corp.                                 1        85,815        1,228,013
   Comverse Technology Inc.                    1        48,651        1,088,323
   JDS Uniphase Corp.                          1       348,233        3,040,074
   Lucent Technologies Inc.                            895,480        5,632,569
   Motorola Inc.                                       583,774        8,768,285
   Nortel Networks Corp.                               839,516        6,296,370
   QUALCOMM Inc.                               1       200,495       10,124,998
   Scientific-Atlanta Inc.                              40,988          981,253
   Tellabs Inc.                                1       107,532        1,608,679
                                                                   ------------
                                                                     41,102,655
                                                                   ------------
TELECOMMUNICATIONS--2.19%
   AT&T Wireless Services Inc.                 1       663,672        9,536,967
   Citizen Communications Co.                  1        73,459          783,073
   Corning Inc.                                        248,056        2,212,660
   Nextel Communications Inc. "A"              1       209,383        2,294,838
   Qwest Communications International Inc.             436,688        6,170,401
   Sprint Corp. (PCS Group)                    1       258,531        6,310,742
   Verizon Communications Inc.                         711,957       33,789,479
                                                                   ------------
                                                                     61,098,160
                                                                   ------------
TELEPHONE--3.29%
   Alltel Corp.                                         81,416        5,025,810
   AT&T Corp.                                          927,968       16,833,339
   BellSouth Corp.                                     492,298       18,781,169
   CenturyTel Inc.                                      37,009        1,213,895
   SBC Communications Inc.                             881,682       34,535,484
   Sprint Corp. (FON Group)                            232,672        4,672,054


                         S&P 500 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001


   Security                                        Shares           Value
   --------                                        -------      --------------
   WorldCom Inc.                        1          773,580      $   10,892,006
                                                   -------      --------------
                                                                    91,953,757
                                                                --------------
TEXTILES--0.08%
   Cintas Corp.                                     44,513           2,136,624
                                                                --------------
                                                                     2,136,624
                                                                --------------
TOBACCO--0.99%
   Philip Morris Companies Inc.                    568,288          26,056,005
   UST Inc.                                         43,385           1,518,475
                                                                --------------
                                                                    27,574,480
                                                                --------------
TOYS / GAMES / HOBBIES--0.10%
   Hasbro Inc.                                      45,310             735,381
   Mattel Inc.                                     113,209           1,947,195
                                                                --------------
                                                                     2,682,576
                                                                --------------
TRANSPORTATION--0.52%
   Burlington Northern Santa Fe Corp.              101,419           2,893,484
   CSX Corp.                                        55,909           1,959,610
   FedEx Corp.                          1           78,193           4,056,653
   Norfolk Southern Corp.                          101,118           1,853,493
   Union Pacific Corp.                              65,153           3,713,721
                                                                --------------
                                                                    14,476,961
                                                                --------------
TRUCKING & LEASING--0.01%
   Ryder System Inc.                                15,912             352,451
                                                                --------------
                                                                       352,451
                                                                --------------
TOTAL COMMON STOCKS
   (Cost: $2,693,024,742)                                        2,745,244,114
                                                                --------------


   Security                                   Face Amount             Value
   --------                                  -------------        ------------
SHORT TERM INSTRUMENTS--8.20%
   Barclays Global Investors Funds
     Institutional Money Market Fund,
     Institutional Shares                     $119,556,590        $119,556,590
   Dreyfus Money Market Fund                    37,525,410          37,525,410
   General Electric Commercial Paper
   1.92%, 01/07/02                               9,500,000           9,500,000
   Goldman Sachs Financial Square Prime
     Obligation Fund                            17,724,695          17,724,695
   Providian Temp Cash Money Market Fund        36,786,836          36,786,836
   U.S. Treasury Bill
     1.69%, (2) 03/28/02                3        8,050,000           8,017,687
                                                                 -------------
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $229,111,412)                                            229,111,218
                                                                 -------------



   Security                                        Shares          Value
   --------                                        ------      ---------------
TOTAL INVESTMENTS IN SECURITIES -- 106.53%
   (Cost $2,922,136,154)                                        $2,974,355,332
Other Assets, Less Liabilities -- (6.53%)                         (182,441,382)
                                                                --------------
NET ASSETS -- 100.00%                                           $2,791,913,950
                                                                --------------

1 Non-income earning securities
2 Yield to Maturity.
3 This U.S. Treasury Bill
  is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

The accompanying notes are an integral part of these financial statements.

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                                Shares      Value
   --------                                                ------   -----------
COMMON STOCKS--95.66%
ADVERTISING--0.54%
   Ackerly Group Inc. (The)                       1         1,120   $     19,600
   ADVO Inc.                                      1         1,530        65,790
   APAC Customer Services Inc.                    1         2,000         5,200
   Donnelley (R.H.) Corp.                         1         2,420        70,301
   Getty Images Inc.                              1         2,790        64,114
   Grey Global Group Inc.                                     100        66,675
   Key3Media Group Inc.                           1         2,300        12,259
   Penton Media Inc.                                        1,740        10,892
   Valuevision International Inc. "A"             1         1,700        33,303
   Ventiv Health Inc.                             1         1,300         4,758
                                                                    -----------
                                                                        352,892
                                                                    -----------
AEROSPACE / DEFENSE--0.74%
   AAR Corp.                                                1,800        16,218
   Alliant Techsystems Inc.                       1         1,630       125,836
   Armor Holdings Inc.                            1         1,400        37,786
   BE Aerospace Inc.                              1         2,620        24,025
   Curtiss Wright Corp.                                       640        30,560
   Fairchild Corp. (The) "A"                      1         1,000         2,900
   GenCorp. Inc.                                            2,320        32,735
   HEICO Corp.                                              1,070        16,125
   Innovative Solutions and Support Inc.          1           600         4,662
   Orbital Sciences Corp.                         1         2,800        11,564
   Sequa Corp. "A"                                1           300        14,256
   Teledyne Technologies Inc.                     1         2,600        42,354
   Titan Corp. (The)                              1         4,410       110,029
   United Industial Corp.                                     900        15,075
                                                                    -----------
                                                                        484,125
                                                                    -----------
AGRICULTURE--0.14%
   Alico Inc.                                                 200         6,270
   Delta & Pine Land Co.                                    2,700        61,101
   Dimon Inc.                                               3,100        22,320
   Maui Land & Pineapple Co.                      1           100         2,401
                                                                    -----------
                                                                         92,092
                                                                    -----------
AIRLINES--0.37%
   Airtran Holdings Inc.                          1         4,470        29,502
   Alaska Air Group Inc.                          1         2,120        61,692
   American West Holdings Corp. "B"               1         2,600         9,100
   Amtran Inc.                                    1           200         2,990
   Atlantic Coast Airlines Holdings Inc.          1         3,080        71,733
   Frontier Airlines Inc.                         1         2,150        36,550
   Mesa Air Group Inc.                            1         2,100        15,792
   Mesaba Holdings Inc.                           1           700         4,984
   Midwest Express Holdings Inc.                  1           900        13,140
                                                                    -----------
                                                                        245,483
                                                                    -----------
APPAREL--0.32%
   Garan Inc.                                                 300        12,750
   Gymboree Co.                                   1         2,200        26,246

   Security                                                Shares      Value
   --------                                                ------   -----------
   Oshkosh B'gosh Inc. "A"                                    700   $    29,358
   Oxford Industries Inc.                                     600        14,160
   Phillips-Van Heusen Corporation                          2,200        23,980
   Russell Corp.                                            2,100        31,521
   Skechers U.S.A. Inc. "A"                       1         1,200        17,544
   Stride Rite Corp.                                        3,100        20,305
   Tropical Sportswear International Corp.        1           300         5,625
   Unifi Inc.                                     1         3,700        26,825
                                                                    -----------
                                                                        208,314
                                                                    -----------
AUTO MANUFACTURERS--0.49%
   American Axle & Manufacturing
     Holdings Inc.                                1           800        17,104
   AO Smith Corp. "B"                                         700        13,650
   BorgWarner Inc.                                          2,030       106,067
   CLARCOR Inc.                                             1,800        48,870
   Dura Automotive Systems Inc.                   1         1,000        11,000
   Exide Corp.                                              2,200         2,706
   Group 1 Automotive Inc.                        1         1,200        34,212
   IMPCO Technologies Inc.                        1           630         7,995
   Oshkosh Truck Corp.                                      1,320        64,350
   Wabash National Corp.                                    1,800        14,040
                                                                    -----------
                                                                        319,994
                                                                    -----------
AUTO PARTS & EQUIPMENT--0.64%
   ArvinMeritor Inc.                                        5,220       102,521
   Bandag Inc.                                              1,000        34,760
   Collins & Aikman Corp.                         1         6,920        53,284
   Cooper Tire & Rubber Co.                                 5,070        80,917
   Federal-Mogul Corp.                            1         1,210           956
   Modine Manufacturing Co.                                 2,220        51,793
   Standard Motor Products Inc.                               600         8,340
   Superior Industries International Inc.                   1,520        61,180
   Tower Automotive Inc.                          1         2,800        25,284
                                                                    -----------
                                                                        419,035
                                                                    -----------
BANKS--8.54%
   Alabama National Bancorp                                   720        24,271
   AMCORE Financial Inc.                                    2,140        47,829
   American Financial Holdings Inc.                         2,200        55,902
   Anchor BanCorp Wisconsin Inc.                            1,420        25,191
   Area Bancshares Corp.                                    1,100        21,417
   Arrow Financial Corp.                                      472        13,778
   BancFirst Corp.                                            300        10,410
   BancFirst Ohio Corp.                                       600        14,490
   Bancorp South Inc.                                       6,500       107,900
   Bank Mutual Corp.                                          790        12,071
   Bank of Granite Corp.                                      800        15,816
   BankAtlantic Bancorp Inc. "A"                            1,800        16,524
   BankUnited Financial Corp. "A"                 1         1,420        21,087
   Banner Corporation                                         800        13,528
   Bay View Capital Corp.                         1         5,500        40,315
   BOK Financial Corp.                            1           851        26,815
   Boston Private Financial Holdings Inc.                   1,110        24,498

                       RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                                Shares       Value
   --------                                                ------    -----------
   Brookline Bancorp Inc.                                     900      $ 14,796
   BSB Bancorp Inc.                                           700        16,597
   Capital City Bank Group Inc.                               420        10,177
   Cathay Bancorp Inc.                                        600        38,430
   CCBT Financial Companies Inc.                              780        18,408
   Centennial Bancorp                                       1,627        12,007
   Central Coast Bancorp                               1      400         8,800
   CFS Bancorp Inc.                                         1,240        17,794
   Chemical Financial Corp.                                 1,711        51,604
   Chittenden Corp.                                         2,462        67,951
   Citizens Banking Corp.                                   3,600       118,368
   City Bank                                                  700        16,772
   City Holding Co.                                    1    1,400        16,856
   Coastal Bancorp Inc.                                       500        14,450
   CoBiz Inc.                                                 450         6,075
   Colonial BancGroup Inc.                                  8,780       123,710
   Columbia Banking System Inc.                        1      990        12,919
   Commercial Federal Corp.                                 3,940        92,590
   Commonwealth Bancorp Inc.                                  880        19,492
   Community Bank System Inc.                                 870        22,794
   Community Banks Inc.                                       550        14,850
   Community First Bankshares Inc.                          2,900        74,501
   Community Trust Bancorp Inc.                               770        18,287
   Connecticut Bankshares Inc.                                880        22,748
   CORUS Bankshares Inc.                                      700        31,780
   CPB Inc.                                                   600        17,646
   CVB Financial Corp.                                      1,730        40,482
   Dime Community Bancshares                                1,200        33,672
   Downey Financial Corp.                                   1,620        66,825
   East West Bancorp Inc.                                   1,920        49,440
   F&M Bancorp                                                800        20,360
   F.N.B. Corp.                                             1,975        52,041
   Farmers Capital Bank Corp.                                 500        18,335
   Fidelity Bankshares Inc.                                 1,200        19,164
   Financial Institutions Inc.                                570        13,338
   First Bancorp North Carolina                               450        10,147
   First BanCorp.                                           1,700        48,450
   First Busey Corp. "A"                                      700        15,036
   First Charter Corp.                                      2,420        43,100
   First Citizens Bancshares Inc. "A"                         500        48,875
   First Commonwealth Financial Corp.                       4,400        50,688
   First Community Bancshares Inc.                            560        16,503
   First Essex Bancorp Inc.                                   470        13,245
   First Federal Capital Corp.                              1,200        18,840
   First Financial Bancorp                                  2,790        49,243
   First Financial Bankshares Inc.                            775        23,327
   First Financial Corp.                                      500        21,925
   First Financial Holdings Inc.                            1,000        24,170
   First Indiana Corp.                                        700        15,337
   First Merchants Corp.                                      840        20,177
   First Midwest Bancorp Inc.                               3,925       114,571
   First Niagara Financial Group Inc.                         800        13,464
   First Place Financial Corp.                              1,130        17,797
   First Republic Bank                                 1      770        18,595
   First Sentinel Bancorp Inc.                              2,000        25,040

   Security                                                Shares      Value
   --------                                                ------   -----------
   1st Source Corp.                                         1,050      $ 21,735
   FirstFed Financial Corp.                            1    1,300        33,319
   Flagstar Bancorp Inc.                                      540        10,870
   Flushing Financial Corp.                                   735        13,083
   Frontier Financial Corp.                                 1,330        34,793
   GBC Bancorp                                                600        17,700
   German American Bancorp                                    735        11,907
   Glacier Bancorp Inc.                                     1,020        21,236
   Gold Bancorp Inc.                                        2,350        16,708
   Great Southern Bancorp Inc.                                400        12,200
   Greater Bay Bancorp                                      3,964       113,291
   Hancock Holding Co.                                        600        25,824
   Harbor Florida Bancshares Inc.                           1,700        28,900
   Harleysville National Corp.                              1,400        32,970
   Hudson River Bancorp Inc.                                1,110        24,309
   Hudson United Bancorp                                    3,600       103,320
   IBERIABANK Corp.                                           350         9,702
   Independence Community Bank Corp.                        4,700       106,972
   Independent Bank Corp.(MA)                                 930        19,986
   Independent Bank Corp.(MI)                                 934        25,965
   IndyMac Bancorp Inc.                                1    4,670       109,185
   Integra Bank Corp.                                       1,300        27,222
   International Bancshares Corp.                           1,275        53,741
   Irwin Financial Corp.                                      760        12,920
   Lakeland Bancorp Inc.                                      945        15,403
   Local Financial Corporation                         1    1,360        19,026
   MAF Bancorp Inc.                                         1,400        41,300
   Main Street Banks Inc.                                     700        11,480
   MB Financial Inc.                                   1      400        10,876
   Medallion Financial Corp.                                  830         6,557
   Medford Bancorp Inc.                                       600        12,696
   MidAmerica Bancorp                                         620        20,522
   Mid-State Bancshares                                     1,600        26,048
   Midwest Banc Holdings Inc.                                 400         8,500
   Mississippi Valley Bancshares Inc.                         400        15,680
   National Penn Bancshares Inc.                            1,359        29,898
   NBC Capital Corporation                                    400        12,284
   NBT Bancorp Inc.                                         1,800        26,082
   Net.B@nk Inc.                                       1    1,900        19,912
   New York Community Bancorp                               6,409       146,574
   Northwest Bancorp Inc.                                   1,000        11,440
   OceanFirst Financial Corp.                                 600        14,496
   Ocwen Financial Corp.                                    2,900        24,592
   Old Second Bancorp Inc.                                    400        15,768
   Omega Financial Corp.                                      700        22,505
   Oriental Financial Group Inc.                              800        14,880
   Pacific Capital Bancorp                                  2,000        55,580
   Pacific Northwest Bancorp                                1,000        20,460
   Park National Corp.                                        900        83,475
   Pennfed Financial Services Inc.                            400         9,928
   Peoples Holding Co.                                        400        14,800
   PFF Bancorp Inc.                                           900        24,840
   Port Financial Corp.                                       500        13,035
   Promistar Financial Corp.                                1,400        34,230
   Prosperity Bancshares Inc.                                 550        14,844

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                                Shares      Value
   --------                                                ------   -----------
   Provident Bancorp Inc.                                     200   $     5,840
   Provident Bankshares Corp.                               2,095        50,908
   Quaker City Bancorp Inc.                         1         400        11,940
   R&G Financial Corp. "B"                                    800        13,712
   Republic Bancorp Inc.                                    3,740        51,799
   Republic Bancorp Inc. "A"                                  500         6,745
   Republic Bancshares Inc.                         1         400         5,200
   Riggs National Corp.                                     1,000        13,970
   Royal Bancshares of Pennsylvania "A"                       300         6,045
   S&T Bancorp Inc.                                         1,800        43,704
   Sandy Spring Bancorp Inc.                                1,200        38,232
   Santander Bancorp                                          520        10,093
   Seacoast Banking Corp. of Florida                          300        13,920
   Second Bancorp Inc.                                        400         8,644
   Silicon Valley Bancshares                        1       3,460        92,486
   Simmons First National Corp. "A"                           550        17,682
   South Financial Group Inc. (The)                         3,500        62,125
   Southwest Bancorp of Texas Inc.                  1       2,100        63,567
   St Francis Capital Corp.                                   560        12,953
   Staten Island Bancorp Inc.                               4,400        71,764
   Sterling Bancorp                                           858        25,054
   Sterling Bancshares Inc.                                 2,550        31,926
   Sterling Financial Corp.(WA)                               890        21,680
   Suffolk Bancorp                                            500        27,280
   Susquehanna Bancshares Inc.                              2,920        60,882
   SY Bancorp Inc.                                            450        14,985
   Texas Regional Bancshares "A"                            1,090        41,256
   Tompkins County Trustco Inc.                               640        25,760
   Troy Financial Corp.                                       280         6,944
   Trust Company of New Jersey (The)                        1,400        35,280
   TrustCo Bank Corp.                                       5,324        66,923
   UCBH Holdings Inc.                                       1,420        40,385
   UMB Financial Corp.                                      1,365        54,600
   Umpqua Holdings Corp.                                    1,110        14,985
   United Bancshares Inc.                                   3,250        93,795
   United Community Financial Corp.                         2,540        18,288
   United National Bancorp                                  1,100        26,411
   USB Holding Co. Inc.                                       820        13,817
   W Holding Co. Inc.                                       2,000        32,400
   Washington Trust Bancorp Inc.                              890        16,910
   Waypoint Financial Corp.                                 2,700        40,716
   WesBanco Inc.                                            1,720        36,344
   West Coast Bancorp                                       1,230        17,122
   Westamerica Bancorp                                      2,630       104,069
   WestCorp Inc.                                            1,120        20,910
   Whitney Holding Corp.                                    2,120        92,962
   Wintrust Financial Corp.                                   670        20,482
   WSFS Financial Corp.                                       600        10,410
                                                                    -----------
                                                                      5,593,905
                                                                    -----------
BEVERAGES--0.11%
   Boston Beer Co Inc. "A"                          1         600        10,290
   Cadiz Inc.                                       1       2,600        20,852
   Coca-Cola Bottling Co.                                     100         3,786
   Robert Mondavi Corp. (The) "A"                   1         720        27,360


   Security                                                Shares      Value
   --------                                                ------   -----------
   Standard Commercial Corp.                                  770   $    12,705
                                                                    -----------
                                                                         74,993
                                                                    -----------
BIOTECHNOLOGY--2.00%
   ACLARA BioSciences Inc.                          1       2,750        13,942
   Alexion Pharmaceuticals Inc.                     1       1,420        34,705
   Applied Molecular Evolution                      1       1,200        14,772
   Arena Pharmaceuticals Inc.                       1       1,710        20,571
   Ariad Pharmaceuticals Inc.                       1       2,000        10,660
   Avant Immunotherapeutics Inc.                    1       4,500        18,045
   Bio-Technology General Corp.                     1       4,300        35,389
   Cambrex Corp.                                            1,800        78,480
   Charles River Laboratories
     International Inc.                             1       3,290       110,149
   Ciphergen Biosystems Inc.                        1       1,400        11,200
   Cryolife Inc.                                    1       1,200        36,000
   Curis Inc.                                       1       2,490        13,969
   Cytogen Corp.                                    1       6,060        18,241
   deCODE GENETICS Inc.                             1       2,360        23,128
   Deltagen Inc.                                    1         900         8,280
   Diversa Corp.                                    1       1,880        26,602
   Eden Bioscience Corp.                            1       1,510         7,656
   EntreMed Inc.                                    1       1,200        10,140
   Exact Sciences Corp.                             1         300         3,078
   Exelixis Inc.                                    1       2,900        48,198
   Genaissance Pharmaceuticals Inc.                 1       1,490         6,928
   Gene Logic Inc.                                  1       2,300        43,332
   Genencor International Inc.                      1         750        11,970
   Genome Therapeutics Corp.                        1       1,700        11,577
   Genzyme Corp. - Biosurgery Division              1       2,660        14,125
   Harvard Bioscience Inc.                          1         500         4,970
   Illumina Inc.                                    1       1,370        16,111
   Immunomedics Inc.                                1       3,040        61,590
   Incyte Genomics Inc.                             1       5,300       103,668
   Integra LifeSciences Holdings Corporation        1         960        25,286
   Isis Pharmaceuticals Inc.                        1       3,300        73,227
   Keryx Biopharmaceuticals Inc.                    1       1,000         7,300
   Kosan Biosciences Inc.                           1       1,090         8,709
   Large Scale Biology Corp.                        1       1,050         4,725
   Lexicon Genetics Inc.                            1       2,900        33,466
   Maxim Pharmaceuticals Inc.                       1       1,900        13,110
   Maxygen Inc.                                     1       2,470        43,398
   Nanogen Inc.                                     1       1,200         6,924
   Orchid Biosciences Inc.                          1       2,790        15,345
   Organogenesis Inc.                               1       2,300        11,040
   Paradigm Genetics Inc.                           1       1,400         7,980
   Regeneration Technologies Inc.                   1       1,000        10,190
   Regeneron Pharmaceuticals Inc.                   1       2,160        60,826
   Sangamo BioSciences Inc.                         1         770         7,192
   Sequenom Inc.                                    1       1,490        15,898
   Targeted Genetics Corp.                          1       3,000         8,130
   Telik Inc.                                       1       1,820        24,570
   Third Wave Technologies Inc.                     1         560         4,116
   Transgenomic Inc.                                1         900         9,900
   Transkaryotic Therapies Inc.                     1       1,800        77,040

                       RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                                Shares      Value
   --------                                                ------   -----------
   V.I. Technologies Inc.                              1      400   $     2,780
   Vidamed Inc.                                        1    2,710        21,192
                                                                    -----------
                                                                      1,309,820
                                                                    -----------
BUILDING MATERIALS--1.21%
   Apogee Enterprises Inc.                                  2,210        34,962
   Armstrong Holdings Inc.                             1    3,300        11,253
   Butler Manufacturing Co.                                   640        17,728
   Centex Construction Products Inc.                          600        19,230
   CoorsTek Inc.                                       1      630        20,059
   Dal-Tile International Inc.                         1    4,480       104,160
   Elcor Corp.                                              1,600        44,464
   Florida Rock Industries Inc.                             1,550        56,699
   Genlyte Group Inc. (The)                            1      900        26,784
   Integrated Electrical Services Inc.                 1    2,400        12,288
   Lennox International Inc.                                3,700        35,890
   LSI Industries Inc.                                      1,020        17,748
   Lydall Inc.                                         1    1,110        11,100
   Mestek Inc.                                         1      200         4,730
   NCI Building Systems Inc.                           1    1,200        21,240
   Oglebay Norton Co.                                         200         3,100
   Rayonier Inc.                                            2,120       106,996
   Simpson Manufacturing Co. Inc.                      1      600        34,380
   Texas Industries Inc.                                    1,700        62,730
   Trex Co. Inc.                                       1      400         7,596
   U.S. Concrete Inc.                                  1    1,200         7,920
   USG Corp.                                                2,970        16,988
   York International Corp.                                 3,020       115,153
                                                                    -----------
                                                                        793,198
                                                                    -----------
CHEMICALS--2.01%
   Airgas Inc.                                         1    4,420        66,830
   Albemarle Corp.                                          1,960        47,040
   Arch Chemicals Inc.                                      1,530        35,496
   Calgon Carbon Corp.                                      2,500        20,875
   ChemFirst Inc.                                             800        19,176
   Crompton Corp.                                           9,000        81,000
   Cytec Industries Inc.                               1    3,200        86,400
   Ferro Corp.                                              2,320        59,856
   Foamex International Inc.                           1    1,200         9,720
   Fuller (H. B.) Co.                                       2,240        64,445
   Georgia Gulf Corp.                                       1,800        33,300
   IMC Global Inc.                                          8,430       109,590
   International Specialty Products Inc.               1    1,100         9,845
   Liqui-Box Corp.                                            200         8,250
   MacDermid Inc.                                           1,900        32,205
   Millennium Chemicals Inc.                                5,120        64,512
   Minerals Technologies Inc.                               1,600        74,624
   Myers Industries Inc.                                    1,220        16,653
   Nanophase Technologies Corp.                        1      900         5,301
   NL Industries Inc.                                         700        10,689
   Octel Corp.                                         1      680        12,240
   Olin Corp.                                               2,870        46,322
   Omnova Solutions Inc.                                    3,040        20,672

   Security                                                Shares      Value
   --------                                                ------   -----------
   PolyOne Corp.                                            6,200   $    60,760
   Quaker Chemical Corp.                                      770        15,862
   RPM Inc.                                                 7,900       114,234
   Schulman (A.) Inc.                                       2,200        30,030
   Spartech Corp.                                           1,000        20,550
   Stepan Co.                                                 400         9,712
   Surmodics Inc.                                      1    1,120        40,835
   Symyx Technologies Inc.                             1    1,930        40,993
   Terra Industries Inc.                               1    3,030        10,605
   Uniroyal Technology Corp.                           1    1,100         3,520
   Wellman Inc.                                             2,000        30,980
                                                                    -----------
                                                                      1,313,122
                                                                    -----------
COMMERCIAL SERVICES--3.81%
   Aaron Rents Inc. "B"                                     1,000        16,300
   ABM Industries Inc.                                      1,530        47,965
   Actrade Financial Technologies Ltd.                 1      550        16,197
   Administaff Inc.                                    1    1,800        49,338
   AnswerThink Consulting Group Inc.                   1    2,880        18,806
   Arbitron Inc.                                       1    2,330        79,569
   Atrix Laboratories Inc.                             1    1,610        33,182
   Boron, LePore & Associates Inc.                     1      600         8,274
   Bowne & Co. Inc.                                         2,500        32,000
   Bright Horizons Family Solutions Inc.               1      800        22,392
   Career Education Corp.                              1    3,200       109,696
   CDI Corp.                                           1    1,120        21,280
   Central Parking Corp.                                    1,540        30,246
   Chemed Corp.                                               800        27,120
   Coinstar Inc.                                       1    1,700        42,500
   Comdisco Inc.                                              640           333
   Consolidated Graphics Inc.                          1      970        18,672
   Corinthian Colleges Inc.                            1      630        25,761
   Corporate Executive Board Co. (The)                 1    2,730       100,191
   CorVel Corp.                                        1      600        19,650
   CoStar Group Inc.                                   1    1,000        24,010
   CPI Corp.                                                  500         8,300
   DiamondCluster International Inc. "A"               1    2,000        26,200
   Edison Schools Inc.                                 1    2,160        42,444
   Education Management Corp.                          1    1,600        58,000
   Electro Rent Corp.                                  1    1,100        14,179
   Encompass Service Corp.                             1    4,780        13,862
   First Consulting Group Inc.                         1    1,300        20,150
   FTI Consulting Inc.                                 1      660        21,648
   FYI Inc.                                            1    1,030        34,505
   Gartner Group Inc. "A"                              1    6,260        73,179
   Heidrick & Struggles International Inc.             1    1,700        30,855
   Horizon Offshore Inc.                               1    1,060         7,992
   HotJobs.com Ltd.                                    1    1,900        19,741
   Insurance Auto Auctions Inc.                        1      900        13,059
   Interactive Data Corp.                                   3,070        43,410
   ITT Educational Services Inc.                       1    1,880        69,316
   Kelly Services Inc. "A"                                  1,340        29,333
   Kendle International Inc.                           1      670        13,507
   kForce.com Inc.                                     1    1,890        11,888
   Korn/Ferry International                            1    2,800        29,820

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                             Shares          Value
   --------                                            --------      ----------

   Kroll Inc.                                        1    1,130      $   17,063
   Labor Ready Inc.                                  1    3,200          16,352
   Landauer Inc.                                            570          19,294
   Learning Tree International Inc.                  1      900          25,110
   Mail-Well Inc.                                    1    2,600          10,660
   Management Network Group Inc. (The)               1      800           5,520
   MAXIMUS Inc.                                      1      920          38,695
   McGrath Rentcorp                                         500          18,760
   MedQuist Inc.                                     1      760          22,230
   Midas Inc.                                             1,120          12,880
   Modis Professional Services Inc.                  1    6,900          49,266
   Navigant Consulting Co.                           1    3,100          17,050
   NetRatings Inc.                                   1      600           9,408
   Neurogen Corp.                                    1      900          15,732
   New Horizons Worldwide Inc.                       1      400           4,600
   On Assignment Inc.                                1    1,800          41,346
   PDI Inc.                                          1      530          11,830
   Pharmacopeia Inc.                                 1    1,900          26,391
   Plexus Corp.                                      1    3,300          87,648
   Pre-Paid Legal Services Inc.                      1    1,130          24,747
   Profit Recovery Group International
        Inc. (The)                                   1    2,700          22,005
   Regis Corp.                                            2,840          73,215
   Rent-A-Center Inc.                                1      520          17,456
   Rent-Way Inc.                                     1    1,900          11,381
   Resources Connection Inc.                         1      550          14,481
   Right Management Consultants Inc.                 1      705          12,196
   Rollins Inc.                                           1,100          22,000
   Roper Industries Inc.                                  2,320         114,840
   Sotheby's Holdings Inc. "A"                       1    1,830          30,396
   Spherion Corporation                              1    4,500          43,920
   SPS Technologies Inc.                             1      900          31,428
   Stewart Enterprises Inc. "A"                      1    7,160          42,888
   Strayer Education Inc.                                   480          23,386
   Sylvan Learning Systems Inc.                      1    2,400          52,968
   Teletech Holdings Inc.                            1    3,080          44,136
   Trimeris Inc.                                     1    1,500          67,455
   URS Corp.                                              1,000          27,410
   Volt Information Sciences Inc.                    1      600          10,260
   Wackenhut Corrections Corp.                       1      570           7,900
   Watson Wyatt & Co. Holdings                       1      700          15,260
   Wireless Facilities Inc.                          1    1,720          11,576
                                                                     ----------
                                                                      2,496,009
                                                                     ----------

COMPUTER SYSTEMS--0.12%
   Borland Software Corp.                            1    4,100          64,206
   Metasolv Inc.                                     1    2,030          15,935
                                                                     ----------
                                                                         80,141
                                                                     ----------

COMPUTERS--5.75%
   Activision Inc.                                   1    2,520          65,545
   Advanced Digital Information Corp.                1    4,800          76,992
   Agile Software Corp.                              1    2,650          45,633
   America Online Latin America Inc. "A"             1    1,900           8,645
   ANSYS Inc.                                        1    1,190          29,333
   Art Technology Group Inc.                         1    4,430          15,416
   Aspen Technology Inc.                             1    2,600          43,680
   Auspex Systems Inc.                               1    3,530           6,354
   Avici Systems Inc.                                1    3,860          11,233
   BARRA Inc.                                        1      900          42,381
   Black Box Corp.                                   1    1,520          80,378
   Braun Consulting Inc.                             1      830           2,946
   Brio Technology Inc.                              1    1,530           4,406
   BSQUARE Corp.                                     1    1,200           5,004
   CacheFlow Inc.                                    1    2,050           5,494
   CACI International Inc. "A"                       1    1,440          56,858
   Carreker Corp.                                    1    1,330           7,847
   CCC Information Services Group Inc.               1      900           5,562
   CCC Information Services
      Group Inc. - Rights                            1      900              63
   Ciber Inc.                                        1    3,600          34,020
   Clarent Corp.                                     1    2,420          12,995
   Cognizant Technology Solutions Corp.              1      620          25,408
   Commerce One Inc.                                 1   23,100          82,467
   Computer Network Technology Corp.                 1    2,500          44,475
   Concurrent Computer Corp.                         1    4,900          72,765
   Constellation 3D Inc.                             1    1,110             955
   Covansys Corporation                              1    1,300          11,635
   Crossroads Systems Inc.                           1    1,570           7,049
   Datastream Systems Inc.                           1    1,300           8,021
   Dendrite International Inc.                       1    2,150          30,164
   Digex Inc.                                        1    1,690           5,053
   Digimarc Corp.                                    1      800          14,864
   Digitas Inc.                                      1    1,000           4,020
   DSP Group Inc.                                    1    2,000          46,520
   E.piphany Inc.                                    1    5,310          46,250
   Echelon Corp.                                     1    1,700          24,072
   Eclipsys Corp.                                    1    3,530          59,127
   Electronics For Imaging Inc.                      1    4,190          93,479
   Engage Technologies Inc.                          1    1,080             475
   Entrust Technologies Inc.                         1    4,230          43,104
   F5 Networks Inc.                                  1    1,580          34,033
   FactSet Research Systems Inc.                          1,700          59,415
   Fair Isaac and Co. Inc.                                1,400          88,228
   FalconStor Software Inc.                          1    1,020           9,241
   FileNET Corp.                                     1    2,900          58,841
   Frontline Capital Group Inc.                      1    2,000             220
   HNC Software Inc.                                 1    2,740          56,444
   Hyperion Solutions Corp.                          1    2,600          51,636
   IDX Systems Corp.                                 1    1,240          16,132
   Infocus Corp.                                     1    3,120          68,702
   infoUSA Inc.                                      1    2,100          14,574
   Integral Systems Inc.                             1      750          14,437
   InterCept Group Inc. (The)                        1    1,020          41,718
   Intergraph Corp.                                  1    4,100          56,334
   Internap Network Services Corp.                   1   10,460          12,134
   Intertrust Technologies Corp.                     1    5,600           6,888
   Iomega Corp.                                      1    4,540          37,909
   ITXC Corp.                                        1    1,930          13,877
   Keynote Systems Inc.                              1    1,820          17,017

                       RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                                Shares      Value
   --------                                                ------   -----------
   Kronos Inc.                                         1    1,500   $    72,570
   Lantronix Inc.                                      1    1,280         8,090
   Liberate Technologies Inc.                          1    8,260        94,825
   Manhattan Associates Inc.                           1    1,100        32,065
   MapInfo Corp.                                       1    1,000        15,690
   McAfee.com Corp.                                    1      400        13,564
   MCSi Inc.                                           1      800        18,760
   Micro General Corp.                                 1      800        10,968
   Micros Systems Inc.                                 1    1,300        32,630
   Microstrategy Inc.                                  1    2,100         8,085
   Midway Games Inc.                                   1    2,000        30,020
   MSC.Software Corp.                                  1    1,610        25,116
   MTS Systems Corp.                                        1,550        15,670
   Multex.com Inc.                                     1    2,060         9,270
   Netegrity Inc.                                      1    2,040        39,494
   NetScout Systems Inc.                               1    1,370        10,837
   Novadigm Inc.                                       1    1,100        10,439
   Nuance Communications Inc.                          1    1,990        18,109
   NYFIX Inc.                                          1    2,020        40,440
   ONYX Software Corp.                                 1    2,600        10,140
   Overture Services Inc.                              1    1,750        62,002
   Packeteer Inc.                                      1    1,800        13,266
   PC-Tel Inc.                                         1    1,100        10,681
   PEC Solutions Inc.                                  1      100         3,761
   Pegasus Solutions Inc.                              1    1,800        25,560
   Pemstar Inc.                                        1    1,780        21,360
   Performance Technologies Inc.                       1      780        10,390
   Perot Systems Corp. "A"                             1    4,830        98,629
   Phoenix Technologies Ltd.                           1    1,700        19,788
   Planar Systems Inc.                                 1      800        16,880
   Portal Software Inc.                                1    7,880        16,390
   PRI Automation Inc.                                 1    2,020        41,309
   ProBusiness Services Inc.                           1    1,320        24,816
   Progress Software Corp.                             1    2,430        41,990
   QRS Corp.                                           1      960        13,536
   Radiant Systems Inc.                                1    1,120        12,880
   Rainbow Technologies Inc.                           1    1,820        13,468
   Read-Rite Corp.                                     1    9,750        64,447
   Red Hat Inc.                                        1    2,170        15,407
   Safeguard Scientifics Inc.                          1    9,060        31,710
   Sanchez Computer Associates Inc.                    1    1,000         8,550
   Sapient Corp.                                       1    6,600        50,952
   Scansource Inc.                                     1      450        21,420
   SCM Microsystems Inc.                               1    1,200        17,568
   Secure Computing Corp.                              1    2,320        47,676
   Silicon Graphics Inc.                               1   13,300        27,930
   Silicon Storage Technology Inc.                     1    6,040        58,226
   SONICblue Inc.                                      1    6,700        27,068
   SonicWALL Inc.                                      1    3,320        64,541
   SPSS Inc.                                           1      720        12,780
   StarBase Corp.                                      1    4,200         2,856
   Stratos Lightwave Inc.                              1    4,690        28,843
   Sykes Enterprises Inc.                              1    1,700        15,878
   Syntel Inc.                                         1      400         5,172
   Systems & Computer Technology Corp.                 1    2,300        23,782
   Take-Two Interactive Software Inc.                  1    3,100        50,127
   THQ Inc.                                            1    1,700        82,399
   3D Systems Corp.                                    1    560           7,980
   Transaction Systems Architects Inc. "A"             1    3,100        38,006
   TTM Technologies Inc.                               1    880           8,906
   Turnstone Systems Inc.                              1    2,420         9,607
   Universal Access Global Holdings Inc.               1    3,520        16,509
   Verity Inc.                                         1    2,460        49,815
   Visual Networks Inc.                                1    2,400        11,088
   Vitria Technology Inc.                              1    5,730        36,615
   WatchGuard Technologies Inc.                        1    1,620        10,546
   Wave Systems Corp. "A"                              1    4,000         8,960
   Western Digital Corp.                               1    14,950       93,736
   Xanser Corp.                                        1    2,100         4,221
   Xybernaut Corp.                                     1    3,590         8,544
                                                                    -----------
                                                                      3,763,821
                                                                    -----------
COSMETICS / PERSONAL CARE--0.02%
   Elizabeth Arden Inc.                                1      760        11,605
                                                                    -----------
                                                                         11,605
                                                                    -----------
DISTRIBUTION / WHOLESALE--0.59%
   Advanced Marketing Services Inc.                         1,150        20,987
   Aviall Inc.                                         1    1,430        10,796
   Bell Microproducts Inc.                             1    1,010        12,746
   Brightpoint Inc.                                    1    4,700        14,758
   Building Materials Holdings Corp.                   1    1,000        10,850
   Daisytek International Corp.                        1    1,110        14,619
   Handleman Co.                                       1    2,200        32,670
   Hughes Supply Inc.                                       2,000        61,740
   Owens & Minor Inc.                                       2,800        51,800
   SCP Pool Corp.                                      1    1,610        44,195
   United Stationers Inc.                              1    2,520        84,798
   Watsco Inc.                                              1,300        18,460
   WESCO International Inc.                            1    1,750         8,662
                                                                    -----------
                                                                        387,081
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES--1.70%
   Acacia Research Corp.                               1    1,429        15,819
   Advanta Corp. "A"                                   1    1,700        16,898
   Affiliated Managers Group Inc.                      1    1,800       126,864
   American Capital Strategies Ltd.                         2,440        69,174
   BKF Capital Group Inc.                              1      600        17,220
   Capitol Federal Financial                                2,100        43,764
   Century Business Services Inc.                      1    6,230        14,329
   Charter Municipal Mortgage
        Acceptance Corp.                                    2,620        42,575
   CompuCredit Corp.                                   1      900        10,584
   Credit Acceptance Corp.                             1    1,100         9,790
   Digital Insight Corp.                               1    2,200        49,192
   Doral Financial Corp.                                    2,800        87,388
   DVI Inc.                                            1      900        15,480
   Farmer Mac                                          1      680        27,540
   Financial Federal Corp.                             1      820        25,625

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                                Shares      Value
   --------                                                ------   -----------
   Forrester Research Inc.                           1      1,230   $    24,772
   Friedman Billings Ramsey Group Inc. "A"           1      2,000        10,380
   Gabelli Asset Management Inc. "A"                 1        400        17,280
   Jeffries Group Inc.                                      1,700        71,927
   Landenburg Thalmann Financial
        Services Inc.                                1        434           378
   Memberworks Inc.                                  1        700         9,807
   MicroFinancial Inc.                                        500         5,125
   National Processing Inc.                          1        500        16,250
   NCO Group Inc.                                    1      1,330        30,457
   New Century Financial Corp.                       1        700         9,471
   NextCard Inc.                                     1      2,500         1,300
   Raymond James Financial Inc.                             2,920       103,718
   Resource America Inc. "A"                                1,220        11,395
   S1 Corp.                                          1      4,780        77,340
   Seacoast Financial Services Corp.                        1,900        32,585
   SoundView Technology Group Inc.                   1      5,840        13,607
   Startek Inc.                                      1        600        11,370
   Student Loan Corp.                                         330        26,598
   Swiss Group Inc.                                         1,010        25,704
   Wackenhut Corp. "A"                               1        700        17,360
   WFS Financial Inc.                                1        900        21,609
   World Acceptance Corp.                            1        800         5,840
                                                                    -----------
                                                                      1,116,515
                                                                    -----------

ELECTRIC--1.83%
   Avista Corp.                                             4,000        53,040
   Central Vermont Public Service
        Corporation                                           900        15,030
   CH Energy Group Inc.                                     1,300        56,511
   Cleco Corp.                                              3,170        69,645
   Covanta Energy Corporation                        1      3,700        16,724
   DQE Inc.                                                 4,560        86,321
   El Paso Electric Co.                              1      3,900        56,550
   EMCOR Group Inc.                                  1        900        40,860
   Empire District Electric Co. (The)                       1,330        27,930
   Hawaiian Electric Industries Inc.                        2,540       102,311
   Madison Gas & Electric Co.                               1,200        31,740
   Montana Power Co.                                 1      7,970        45,827
   NewPower Holdings Inc.                            1      3,590         2,657
   NorthWestern Corp.                                       2,330        49,046
   Otter Tail Power Co.                                     2,000        58,280
   Public Service Company of New Mexico                     3,130        87,483
   RGS Energy Group Inc.                                    2,720       102,272
   Sierra Pacific Resources Corp.                           7,700       115,885
   UIL Holdings Corporation                                 1,000        51,300
   UniSource Energy Corp.                                   2,540        46,203
   WPS Resources Corp.                                      2,200        80,410
                                                                    -----------
                                                                      1,196,025
                                                                    -----------

ELECTRICAL COMPONENTS & EQUIPMENT--0.25%
   Active Power Inc.                                 1      2,420        16,456
   Advanced Energy Industries Inc.                   1      1,360        36,230
   Beacon Power Corporation                          1      2,541         3,303
   Encore Wire Corp.                                 1      1,000        12,100

   Security                                                Shares      Value
   --------                                                ------   -----------
   Medis Technologies Ltd.                           1        660   $     4,851
   Proton Energy Systems Inc.                        1      2,540        20,955
   UCAR International Inc.                           1      4,200        44,940
   Wilson Greatbatch Technologies Inc.               1        750        27,075
                                                                    -----------
                                                                        165,910
                                                                    -----------

ELECTRONICS--5.11%
   Act Manufacturing Inc.                            1        800           280
   Actel Corp.                                       1      1,840        36,634
   ADE Corp.                                         1        700         7,000
   Aeroflex Inc.                                     1      4,700        88,971
   Alpha Industries Inc.                             1      3,440        74,992
   American Superconductor Corp.                     1      1,500        18,390
   AMETEK Inc.                                              2,600        82,914
   Analogic Corp.                                             520        20,025
   Artesyn Technologies Inc.                         1      2,520        23,461
   Artisan Components Inc.                           1      1,200        18,960
   Astropower Inc.                                   1        990        40,026
   ATMI Inc.                                         1      2,360        56,286
   Barnes Group Inc.                                        1,200        28,788
   Bel Fuse Inc. "B"                                          600        15,030
   Belden Inc.                                              2,020        47,571
   Benchmark Electronics Inc.                        1      1,700        32,232
   BMC Industries Inc.                                      1,980         4,079
   Brady Corp. "A"                                          1,500        54,900
   C&D Technologies Inc.                                    2,100        47,985
   Cable Design Technologies Corp.                   1      3,560        48,701
   Caliper Technologies Corp.                        1      1,590        24,820
   Checkpoint Systems Inc.                           1      2,130        28,542
   Coherent Inc.                                     1      2,300        71,116
   Concord Camera Corp.                              1      1,900        15,048
   CTS Corp.                                                2,320        36,888
   Cubic Corp.                                                400        20,544
   Cymer Inc.                                        1      2,500        66,825
   Daktronics Inc.                                   1      1,100         9,295
   DDi Corp.                                         1      3,460        34,046
   Dionex Corp.                                      1      1,620        41,326
   DRS Technologies Inc.                             1        950        33,867
   DuPont Photomasks Inc.                            1        350        15,207
   DuraSwitch Industries Inc.                        1        300         2,550
   EDO Corp.                                                  800        21,160
   Electro Scientific Industries Inc.                1      2,220        66,622
   Energy Conversion Devices Inc.                    1      1,200        22,764
   ESS Technology Inc.                               1      2,500        53,150
   Exar Corp.                                        1      3,030        63,175
   Excel Technology Inc.                             1        600        10,440
   FEI Co.                                           1      1,300        40,963
   Fisher Scientific International Inc.              1      4,190       122,348
   FSI International Inc.                            1      1,900        17,518
   FuelCell Energy Inc.                              1      2,640        47,890
   General Cable Corp.                                      2,430        31,833
   Helix Technology Corp.                                   1,700        38,335
   HI/FN Inc.                                        1        620         8,971
   Hutchinson Technology Inc.                        1      2,100        48,762
   II-VI Inc.                                        1        830        14,301

                       RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                                Shares      Value
   --------                                                ------   -----------
   Interlogix Inc.                                     1    1,620   $    62,645
   JNI Corp.                                           1    1,800        14,958
   Keithley Instruments Inc.                                  440         7,436
   Littelfuse Inc.                                     1    1,400        36,736
   Manufacturers Services Ltd.                         1    1,300         8,125
   Mattson Technology Inc.                             1    2,400        21,144
   Maxwell Technologies Inc.                           1      780         7,644
   Measurements Specialties Inc.                       1      500         4,705
   Mechanical Technology Inc.                          1    1,600         4,384
   Mercury Computer Systems Inc.                       1    1,500        58,665
   Merix Corp.                                         1    1,000        17,250
   Methode Electronics Inc. "A"                             2,500        20,000
   Microsemi Corp.                                     1    2,200        65,340
   MIPS Technologies Inc. "A"                          1    2,930        25,315
   MKS Instruments Inc.                                1    1,686        45,573
   Molecular Devices Corp.                             1    1,200        25,044
   Moog Inc. "A"                                       1      900        19,620
   Nanometrics Inc.                                    1      540        10,476
   Nu Horizons Electronics Corp.                       1    1,130        11,616
   Oak Technology Inc.                                 1    3,880        53,350
   Park Electrochemical Corp.                               1,400        36,960
   Photon Dynamics Inc.                                1    1,000        45,650
   Photronics Inc.                                     1    2,130        66,775
   Pioneer-Standard Electronics Inc.                        2,100        26,670
   PLX Technology Inc.                                 1    1,330        16,771
   Power Integrations Inc.                             1    2,100        47,964
   Rayovac Corp.                                       1    1,500        26,400
   Recoton Corp.                                       1      680         9,248
   REMEC Inc.                                          1    3,370        33,666
   Research Frontiers Inc.                             1      720        12,067
   Richardson Electronics Ltd.                                270         3,267
   Rogers Corp.                                        1    1,320        39,996
   Rudolph Technologies Inc.                           1      800        27,456
   Sage Inc.                                           1      880        32,622
   SBS Technologies Inc.                               1    1,100        16,027
   Silicon Image Inc.                                  1    3,740        14,062
   Siliconix Inc.                                      1      450        12,339
   SIPEX Corp.                                         1    1,800        23,130
   SLI Inc.                                                 2,000         5,220
   Stoneridge Inc.                                     1      900         8,190
   Supertex Inc.                                       1      630        11,031
   Technitrol Inc.                                          2,440        67,393
   Therma-Wave Inc.                                    1    1,220        18,202
   Thomas & Betts Corp.                                     4,550        96,232
   Three-Five Systems Inc.                             1    1,600        25,456
   Trimble Navigation Ltd.                             1    2,130        34,527
   Triumph Group Inc.                                  1    1,300        42,250
   Universal Display Corp.                             1    1,100        10,010
   Universal Electronics Inc.                          1    1,000        17,210
   Valence Technology Inc.                             1    2,300         7,751
   Varian Inc.                                         1    2,430        78,829
   Viasystems Group Inc.                               1    3,410         2,148
   Vicor Corp.                                         1    1,900        30,780
   Watts Industries Inc. "A"                                1,200        18,000
   Woodhead Industries Inc.                                   800        12,704

   Security                                                Shares      Value
   --------                                                ------   -----------
   Xicor Inc.                                          1    1,670   $    18,537
   X-Rite Inc.                                              1,200        10,212
   Zoran Corp.                                         1    1,400        45,696
   Zygo Corp.                                          1    1,100        17,490
                                                                    -----------
                                                                      3,344,495
                                                                    -----------

ENERGY & RELATED--0.08%
   H Power Corp.                                       1    1,880         5,866
   Headwaters Inc.                                     1    1,740        19,940
   KCS Energy Inc.                                     1    2,000         6,240
   Millennium Cell Inc.                                1    1,280         6,682
   Syntroleum Corp.                                    1    1,580        11,218
                                                                    -----------
                                                                         49,946
                                                                    -----------
ENGINEERING & CONSTRUCTION--0.13%
   Crossmann Communities Inc.                                 500        16,500
   Granite Construction Inc.                                2,530        60,922
   Perini Corp.                                        1      800         5,600
                                                                    -----------
                                                                         83,022
                                                                    -----------
ENTERTAINMENT--0.83%
   AMC Entertainment Inc.                              1    1,500        18,000
   Ameristar Casinos Inc.                              1      200         5,010
   Argosy Gaming Co.                                   1    1,720        55,934
   Championship Auto Racing Teams Inc.                 1      930        14,964
   Churchill Downs Inc.                                       200         7,394
   Dover Downs Entertainment Inc.                           1,230        18,819
   4Kids Entertainment Inc.                            1      630        12,619
   Gaylord Entertainment Co. "A"                       1    1,750        43,050
   GTECH Holdings Corp.                                1    2,100        95,109
   Hollywood Casino Corp. "A"                          1      700         7,350
   Hollywood Entertainment Corp.                       1    3,250        46,442
   Isle of Capris Casinos Inc.                         1    1,500        20,070
   Liberty Livewire Corporation "A"                    1      400         2,779
   Magna Entertainment Corp. "A"                       1    1,800        12,600
   Martha Stewart Living Inc. "A"                      1      600         9,870
   MTR Gaming Group Inc.                               1    1,650        26,400
   Penn National Gaming Inc.                           1      700        21,238
   Pinnacle Entertainment Inc.                         1    1,400         8,442
   Scientific Games Corp. "A"                          1    1,400        12,250
   Shuffle Master Inc.                                 1    1,320        20,684
   Speedway Motorsports Inc.                           1    1,000        25,280
   Steinway Musical Instruments Inc.                   1      460         7,641
   Trendwest Resorts Inc.                              1      540        13,673
   Vail Resorts Inc.                                   1      600        10,638
   World Wrestling Federation Entertainment
        Inc.                                           1      820        10,783
   Zomax Inc.                                          1    2,200        17,578
                                                                    -----------
                                                                        544,617
                                                                    -----------
ENTERTAINMENT & LEISURE--0.05%
   Alliance Gaming Corp.                               1    1,120        32,917
                                                                    -----------
                                                                         32,917
                                                                    -----------

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001


   Security                                               Shares       Value
   --------                                              --------   -----------
ENVIRONMENTAL CONTROL--0.49%
   Casella Waste Systems Inc. "A"                     1     1,400   $    20,734
   Catalytica Energy Systems Inc.                     1     1,090         4,981
   Ionics Inc.                                        1     1,500        45,045
   Mine Safety Appliances Co.                                 600        24,090
   Stericycle Inc.                                    1     1,100        66,968
   Tetra Tech Inc.                                    1     3,800        75,658
   TRC Companies Inc.                                 1       340        17,000
   Waste Connections Inc.                             1     2,220        68,798
                                                                    -----------
                                                                        323,274
                                                                    -----------

FOOD--3.16%
   American Italian Pasta Co. "A"                     1     1,300        54,639
   Applebee's International Inc.                            2,595        88,749
   Arden Group Inc. "A"                               1       100         6,000
   Aurora Foods Inc.                                  1     1,900         9,595
   Buca Inc.                                          1       940        15,237
   CEC Entertainment Inc.                             1     2,210        95,892
   Cheesecake Factory (The)                           1     2,995       104,136
   Corn Products International Inc.                         2,800        98,700
   Dean Foods Co.                                     1     3,101       211,488
   Del Monte Foods Co.                                1     2,000        17,020
   Dole Food Co.                                            3,300        88,539
   Dreyer's Grand Ice Cream Inc.                            1,500        57,765
   Fleming Companies Inc.                                   3,300        61,050
   Flowers Foods Inc.                                 1     1,340        53,493
   Great Atlantic & Pacific Tea Co.                   1     1,600        38,048
   Green Mountain Coffee Inc.                         1       340         9,313
   Hain Celestial Group Inc.                          1     1,900        52,174
   IHOP Corp.                                         1     1,500        43,950
   Ingles Markets Inc. "A"                                  1,000        11,950
   International Multifoods Corp.                     1     1,340        32,026
   Interstate Bakeries Corp.                                2,300        55,614
   J & J Snack Foods Corp.                            1       400         9,780
   Jack in the Box Inc.                               1     3,000        82,620
   Lance Inc.                                               1,800        25,722
   Landry's Seafood Restaurants Inc.                        1,100        20,515
   Nash Finch Co.                                             990        30,789
   P.F. Chang's China Bistro Inc.                     1       750        35,475
   Panera Bread Co. "A"                               1       800        41,632
   Papa John's International Inc.                     1     1,100        30,228
   Pathmark Stores Inc.                               1     2,430        59,924
   Performance Food Group Co.                         1     3,360       118,171
   Pilgrim's Pride Corp. "B"                                1,200        16,260
   Ralcorp Holdings Inc.                              1     2,420        54,934
   Rare Hospitality International Inc.                1     1,730        38,994
   Riviana Foods Inc.                                         300         5,325
   Ruddick Corp.                                            2,200        35,178
   Sanderson Farms Inc.                                       300         6,405
   Sensient Technologies Corp.                              3,860        80,327
   Smucker (J.M) Company (The)                              1,500        53,070
   Sonic Corp.                                        1     1,700        61,200
   Spartan Stores Inc.                                1     1,450        17,342
   Tejon Ranch Co.                                    1       500        11,955
   United Natural Foods Inc.                          1       640        16,000
   Wild Oats Markets Inc.                             1     1,200        11,916
                                                                    -----------
                                                                      2,069,140
                                                                    -----------

FOREST PRODUCTS & PAPER--0.61%
   American Woodmark Corp.                                    440        23,650
   Buckeye Technologies Inc.                          1     1,600        18,400
   Caraustar Industries Inc.                                2,000        13,860
   Chesapeake Corp.                                         1,300        36,153
   Deltic Timber Corp.                                        900        24,660
   Glatfelter (P.H.) Co.                                      910        14,178
   Louisiana-Pacific Corp.                                  8,400        70,896
   Pope & Talbot Inc.                                       1,500        21,375
   Potlatch Corp.                                           2,300        67,436
   Rock-Tenn Company "A"                                      900        12,960
   Schweitzer-Mauduit International Inc.                    1,120        26,600
   Universal Forest Products Inc.                             900        18,837
   Wausau-Mosinee Paper Corp.                               3,900        47,190
                                                                    -----------
                                                                        396,195
                                                                    -----------

GAS--0.71%
   AGL Resources Inc.                                       4,230        97,375
   Laclede Group Inc. (The)                                 1,400        33,460
   NUI Corp.                                                1,100        26,070
   ONEOK Inc.                                               4,200        74,928
   Peoples Energy Corp.                                     2,730       103,549
   Southwestern Energy Company                        1     1,900        19,760
   WGL Holdings Inc.                                        3,730       108,431
                                                                    -----------
                                                                        463,573
                                                                    -----------

HAND / MACHINE TOOLS--0.33%
   Baldor Electric Co.                                      1,700        35,530
   Franklin Electric Co. Inc.                                 300        24,600
   Kennametal Inc.                                          2,500       100,675
   Milacron Inc.                                            1,200        18,972
   Powell Industries Inc.                                   1 440         8,259
   Regal-Beloit Corp.                                       1,400        30,520
                                                                    -----------
                                                                        218,556
                                                                    -----------

HEALTH CARE--5.62%
   ABIOMED Inc.                                       1     1,100        17,402
   Accredo Health Inc.                                1     1,960        77,812
   Advanced Neuromodulation Systems Inc.              1       500        17,625
   Advanced Tissue Sciences Inc.                      1     5,000        21,800
   Aksys Ltd.                                         1     1,420         6,603
   Albany Molecular Research Inc.                     1     1,600        42,384
   American HealthCorp Inc.                           1       890        28,427
   American Medical Systems Holdings Inc.             1     2,450        50,690
   AmeriPath Inc.                                     1     1,930        61,779
   AmSurg Corp.                                       1     1,430        38,867
   Apria Healthcare Group Inc.                        1     3,120        77,969
   Arrow International Inc.                                   800        31,952
   Arthocare Corp.                                    1     1,500        26,895

                       RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                               Shares        Value
   --------                                              --------    ----------
   Aspect Medical Systems Inc.                        1       930    $    9,300
   ATS Medical Inc.                                   1     1,700         9,010
   Avigen Inc.                                        1     1,500        17,265
   Bei Technologies Inc.                                      780        13,603
   Beverly Enterprises Inc.                           1     7,730        66,478
   BioMarin Pharmaceutical Inc.                       1     1,900        25,536
   Bio-Rad Laboratories Inc. "A"                      1       700        44,310
   Biosite Diagnostics Inc.                           1       900        16,533
   BriteSmile Inc.                                    1     1,070         5,350
   Bruker Daltonics Inc.                              1     3,670        60,004
   CardioDynamics International Corp.                 1     2,200        14,542
   Cerus Corp.                                        1       900        41,175
   Closure Medical Corp.                              1       400         9,344
   Cobalt Corp.                                       1       700         4,466
   Computerized Thermal Imaging Inc.                  1     4,070         6,308
   Conceptus Inc.                                     1       600        14,160
   Conmed Corp.                                       1     1,950        38,922
   Cooper Companies Inc.                                    1,100        54,978
   Covance Inc.                                       1     4,620       104,874
   Coventry Health Care Inc.                          1     5,100       101,745
   Cyberonics Inc.                                    1     1,600        42,448
   Cygnus Inc.                                        1     2,200        11,550
   Datascope Corp.                                            820        27,814
   Diagnostic Products Corp.                                1,700        74,715
   Dianon Systems Inc.                                1       707        42,986
   Dynacq International Inc.                          1       300         6,681
   Edwards Lifesciences Corp.                         1     4,530       125,164
   Endocare Inc.                                      1       900        16,137
   Enzo Biochem Inc.                                  1     1,780        41,830
   Flir Systems Inc.                                  1       790        29,957
   Genelabs Technologies Inc.                         1       280           518
   Gentiva Health Services Inc.                       1     1,430        31,388
   Haemonetics Corp.                                  1     1,600        54,272
   Hooper Holmes Inc.                                       4,200        37,590
   ICU Medical Inc.                                   1       440        19,580
   IDEXX Laboratories Inc.                            1     2,720        77,547
   IGEN International Inc.                            1     1,030        41,303
   I-many Inc.                                        1     2,560        24,704
   Impath Inc.                                        1     1,200        53,412
   INAMED Corp.                                       1     1,340        40,294
   Intermagnetics General Corp.                       1     1,030        26,677
   Invacare Corp.                                           1,630        54,947
   I-Stat Corp.                                       1     1,300        10,257
   LeCroy Corp.                                       1       800        14,560
   LifePoint Hospitals Inc.                           1     3,020       102,801
   Luminex Corp.                                      1     1,410        23,914
   Magellan Health Services Inc.                      1     1,740        11,049
   Med-Design Corp. (The)                             1       580        11,426
   Mentor Corp.                                             1,800        51,408
   Microvision Inc.                                   1       700         9,968
   Mid Atlantic Medical Services Inc.                 1     3,650        82,855
   National Healthcare Corp.                          1       600         9,222
   North American Scientific Inc.                     1       570         7,638
   Novavax Inc.                                       1     1,000        14,100
   Novoste Corp.                                      1     1,100         9,614

   Security                                               Shares        Value
   --------                                              --------    ----------
   Ocular Sciences Inc.                               1     1,220    $   28,426
   Option Care Inc.                                   1       400         7,820
   OraSure Technologies Inc.                          1     1,900        23,085
   PacifiCare Health Systems Inc. "A"                 1     2,320        37,120
   Pediatrix Medical Group Inc.                       1     1,600        54,272
   Polymedica Industries Corp.                        1       920        15,272
   Possis Medical Inc.                                1     1,300        22,646
   Province Healthcare Co.                            1     2,500        77,150
   PSS World Medical Inc.                             1     5,300        43,248
   RehabCare Group Inc.                               1     1,230        36,408
   Renal Care Group Inc.                              1     3,730       119,733
   Respironics Inc.                                   1     2,400        83,136
   Ribozyme Pharmaceuticals Inc.                      1       900         4,113
   Rightchoice Managed Care Inc.                      1       320        22,397
   Select Medical Corp.                               1       670        10,774
   Sierra Health Services Inc.                        1     1,890        15,309
   Sola International Inc.                            1     1,680        32,592
   Sonosite Inc.                                      1       900        23,121
   Specialty Laboratories Inc.                        1       340         9,347
   SRI/Surgical Express Inc.                          1       100         1,600
   Steris Corp.                                       1     5,020        91,715
   Sunrise Assisted Living Inc.                       1     1,300        37,843
   Syncor International Corp.                         1     1,620        46,397
   Techne Corp.                                       1     3,200       117,920
   Theragenics Corp.                                  1     2,200        21,692
   Thoratec Labs Corp.                                1     2,935        49,895
   TriPath Imaging Inc.                               1     1,780        13,403
   U.S. Physical Therapy Inc.                         1       245         3,959
   Urologix Inc.                                      1       780        15,639
   US Oncology Inc.                                   1     7,750        58,435
   Valentis Inc.                                      1     2,500         7,750
   Vasomedical Inc.                                   1     4,390        16,243
   Ventana Medical Systems Inc.                       1       920        20,810
   VISX Inc.                                          1     4,030        53,397
   Vital Sign Inc.                                            400        13,960
   West Pharmaceutical Services Inc.                          800        21,280
   Zoll Medical Corp.                                 1       700        27,258
                                                                     ----------
                                                                      3,683,599
                                                                     ----------

HOLDING COMPANIES-DIVERSIFIED--0.08%
   Triarc Companies Inc.                              1     1,130        27,459
   Walter Industries Inc.                                   2,300        26,013
                                                                     ----------
                                                                         53,472
                                                                     ----------

HOME BUILDERS--1.36%
   Beazer Homes USA Inc.                              1       660        48,292
   Champion Enterprises Inc.                          1     3,960        48,748
   Coachmen Industries Inc.                                 1,120        13,440
   Fleetwood Enterprises Inc.                               2,900        32,857
   Hovnanian Enterprises Inc. "A"                     1       980        20,854
   KB HOME                                                  3,150       126,315
   M.D.C. Holdings Inc.                                     1,573        59,444
   M/I Schottenstein Homes Inc.                               430        21,401
   Meritage Corp.                                     1       230        11,799

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                                Shares      Value
   --------                                                ------   -----------
   Monaco Coach Corp.                                1      1,950   $    42,646
   NVR Inc.                                          1        500       102,000
   Palm Harbor Homes Inc.                            1      1,200        28,740
   Ryland Group Inc.                                        1,100        80,520
   Schuler Homes Inc.                                1      2,500        49,625
   Skyline Corp.                                              500        16,125
   Standard-Pacific Corp.                                   2,200        53,504
   Thor Industries Inc.                                       500        18,525
   Toll Brothers Inc.                                1      1,740        76,386
   Winnebago Industries Inc.                                1,130        41,742
                                                                    -----------
                                                                        892,963
                                                                    -----------

HOME FURNISHINGS--0.83%
   Applica Inc.                                      1      1,280        11,533
   Bassett Furniture Industries Inc.                          790        11,068
   Bush Industries Inc. "A"                                   600         6,516
   Fedders Corp.                                            1,700         5,168
   Furniture Brands International Inc.               1      3,920       125,518
   Harman International Industries Inc.                     3,020       136,202
   Kimball International Inc. "B"                           2,600        39,390
   La-Z-Boy Inc.                                            3,720        81,170
   Libbey Inc.                                              1,300        42,445
   Movado Group Inc.                                          960        18,432
   Oneida Ltd.                                              1,000        12,950
   Parkervision Inc.                                 1        630        13,230
   Salton Inc.                                       1        400         7,552
   Standex International Corp.                              1,000        21,750
   Stanley Furniture Co. Inc.                        1        350         8,319
                                                                    -----------
                                                                        541,243
                                                                    -----------

HOUSEHOLD PRODUCTS / WARES--1.35%
   American Greetings Corp. "A"                             5,100        70,278
   Blyth Inc.                                               2,600        60,450
   Church & Dwight Co. Inc.                                 2,820        75,097
   CSS Industries Inc.                               1        300         9,273
   Dial Corp.                                               7,290       125,023
   Fossil Inc.                                       1      1,130        23,730
   Harland (John H.) Co.                                    2,400        53,040
   National Presto Industries Inc.                            500        13,875
   New England Business Service Inc.                          900        17,235
   Pennzoil-Quaker State Co.                                6,530        94,359
   Playtex Products Inc.                             1      2,100        20,475
   Revlon Inc. "A"                                   1        700         4,662
   Russ Berrie & Co. Inc.                                     830        24,900
   Scotts Co. (The) "A"                              1      1,320        62,832
   Standard Register Co.                                      980        18,159
   Toro Co.                                                 1,020        45,900
   Tupperware Corp.                                         4,100        78,925
   Wallace Computer Services Inc.                           3,120        59,249
   Yankee Candle Co. Inc. (The)                      1      1,100        24,926
                                                                    -----------
                                                                        882,388
                                                                    -----------

   Security                                                Shares      Value
   --------                                                ------   -----------
INSURANCE--2.46%
   Alfa Corp.                                               2,900   $    65,076
   American Physicians Capital Inc.                  1        880        19,140
   AmerUs Group Co.                                         3,330       119,347
   Argonaut Group Inc.                                      1,700        33,269
   Baldwin & Lyons Inc. "B"                                   600        15,360
   Berkley (W.R.) Corp.                                     1,490        80,013
   Brown & Brown Inc.                                       3,200        87,360
   Capitol Transamerica Corp.                                 600         9,870
   Citizens Inc.                                     1      1,400        17,710
   Clark/Bardes Holdings Inc.                        1        670        16,904
   CNA Surety Corp.                                         1,200        18,600
   Commerce Group Inc.                                      2,000        75,380
   Crawford & Co. "B"                                       2,600        30,472
   Delphi Financial Group Inc. "A"                          1,020        33,966
   FBL Financial Group Inc. "A"                               820        13,678
   First American Corp.                                     5,350       100,259
   Fremont General Corp.                                    4,360        34,095
   Great American Financial Resources Inc.                    300         5,625
   Harleysville Group Inc.                                  2,400        57,336
   HealthExtras Inc.                                 1      1,000         5,710
   Hilb Rogal & Hamilton Co.                                1,100        61,655
   Horace Mann Educators Corp.                              3,000        63,660
   Kansas City Life Insurance Co.                             500        18,550
   LandAmerica Financial Group Inc.                         1,400        40,180
   Midland Co.                                                200         8,760
   National Western Life Insurance
     Company "A"                                     1        100        11,120
   Ohio Casualty Corp.                               1      4,500        72,225
   Philadelphia Consolidated Holding Co.             1        750        28,283
   PICO Holdings Inc.                                1        900        11,250
   PMA Capital Corp. "A"                                    1,300        25,090
   Presidential Life Corp.                                  1,630        33,513
   ProAssurance Corp.                                1      1,771        31,134
   RLI Corp.                                                  500        22,500
   SCPIE Holdings Inc.                                        620        18,135
   Selective Insurance Group Inc.                           1,900        41,287
   StanCorp Financial Group Inc.                            2,420       114,345
   State Auto Financial Corp.                               1,050        17,052
   Stewart Information Services Corp.                1      1,050        20,738
   Triad Guaranty Inc.                               1        500        18,135
   UICI 1                                                   2,900        39,150
   United Fire & Casualty Co.                                 500        14,315
   Universal American Financial Corp.                1      3,000        20,370
   Vesta Insurance Group                                    2,440        19,520
   Zenith National Insurance Corp.                            660        18,440
                                                                    -----------
                                                                      1,608,577
                                                                    -----------
IRON / STEEL--0.28%
   Carpenter Technology Corp.                               1,720        45,786
   Cleveland-Cliffs Inc.                                      800        14,640
   Gibraltar Steel Corp.                                      500         8,760
   Oregon Steel Mills Inc.                           1      2,070        10,247
   Reliance Steel & Aluminum Co.                            1,800        47,250
   Roanoke Electrics Steel Corp.                              800        11,040

                       RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                                Shares      Value
   --------                                                ------   -----------
   Ryerson Tull Inc.                                        2,100   $    23,100
   Steel Dynamics Inc.                                 1    1,900        22,059
                                                                    -----------
                                                                        182,882
                                                                    -----------
LEISURE TIME--0.45%
   Ambassadors International Inc.                             470         9,865
   Bally Total Fitness Holding Corp.                   1    2,130        45,923
   Direct Focus Inc.                                   1    2,380        74,256
   K2 Inc.                                             1    1,430        10,310
   Navigant International Inc.                         1      880        10,076
   Polaris Industries Partners LP "A"                       1,800       103,950
   Resortquest International Inc.                      1    1,220         5,807
   WMS Industries Inc.                                 1    1,620        32,400
                                                                    -----------
                                                                        292,587
                                                                    -----------
LODGING--0.44%
   Aztar Corp.                                         1    2,930        53,619
   Boca Resorts Inc. "A"                               1    2,220        29,082
   Boyd Gaming Corp.                                   1    2,500        16,250
   Choice Hotels International Inc.                    1    2,810        62,242
   Crestline Capital Corp.                             1    1,000        31,060
   Marcus Corp.                                             1,400        19,810
   Prime Hospitality Corp.                             1    3,400        37,570
   Station Casinos Inc.                                1    3,120        34,913
   Wyndham International Inc. "A"                      1      860           482
                                                                    -----------
                                                                        285,028
                                                                    -----------
MACHINERY--2.98%
   AGCO Corp.                                               5,300        83,634
   Albany International Corp. "A"                           1,160        25,172
   Applied Industrial Technologies Inc.                     1,300        24,245
   Astec Industries Inc.                               1    1,200        17,352
   Asyst Technologies Inc.                             1    2,600        33,176
   Briggs & Stratton Corp.                                  1,700        72,590
   Brooks Automation Inc.                              1    1,500        61,005
   Cognex Corp.                                        1    2,590        66,330
   Donaldson Co. Inc.                                       3,020       117,297
   Dycom Industries Inc.                               1    3,380        56,480
   Electroglas Inc.                                    1    1,800        26,586
   Engineered Support Systems Inc.                            560        19,158
   Esterline Technologies Corp.                        1    1,540        24,655
   Flow International Corp.                            1      900        11,133
   Flowserve Corp.                                     1    3,020        80,362
   Gardner Denver Inc.                                 1    1,100        24,552
   Gerber Scientific Inc.                                   1,400        13,020
   Gorman Rupp Co. (The)                                      500        13,425
   Graco Inc.                                               2,400        93,720
   Idex Corp.                                               2,400        82,800
   Imation Corp.                                       1    2,640        56,971
   Insituform Technologies Inc. "A"                    1    1,940        49,625
   JLG Industries Inc.                                      3,620        38,553
   Kadant Inc.                                         1    1,060        15,370
   Kaman Corp. "A"                                          1,700        26,520
   Knight Transportation Inc.                          1    1,395        26,198

   Security                                                Shares      Value
   --------                                                ------   -----------
   Kulicke & Soffa Industries Inc.                     1    3,850   $    66,028
   Lincoln Electric Holding Inc.                            2,320        56,701
   Lindsay Manufacturing Co.                                  700        13,545
   Magnetek Inc.                                       1    1,520        13,695
   Manitowoc Co. Inc.                                       2,000        62,200
   NACCO Industries Inc.                                      500        28,395
   Nordson Corp.                                            1,900        50,179
   Paxar Corp.                                         1    2,700        38,340
   Presstek Inc.                                       1    2,400        22,008
   Robbins & Myers Inc.                                       700        16,387
   Satcon Technology Corp.                             1      800         4,160
   Sauer Inc.                                               1,000         8,000
   Semitool Inc.                                       1    1,100        12,628
   Stewart & Stevenson Services Inc.                        1,900        35,739
   SureBeam Corporation "A"                            1      600         6,282
   Tecumseh Products Co. "A"                                1,220        61,769
   Tennant Co.                                                700        25,970
   Terex Corp.                                         1    2,000        35,080
   Thomas Industries Inc.                                   1,300        32,500
   Ultratech Stepper Inc.                              1    1,500        24,780
   Unova Inc.                                          1    3,400        19,720
   Woodward Governor Co.                                      700        40,775
   Zebra Technologies Corp. "A"                        1    2,120       117,681
                                                                    -----------
                                                                      1,952,491
                                                                    -----------
MANUFACTURERS--1.04%
   Carlisle Companies Inc.                                  2,400        88,752
   CUNO Inc.                                           1    1,300        39,650
   Federal Signal Corp.                                     3,600        80,172
   Harsco Corp.                                             3,130       107,359
   Lancaster Colony Corp.                                   2,170        77,057
   National Service Industries Inc.                         3,000         6,060
   NCH Corp.                                                  200        10,430
   Osmonics Inc.                                       1      800        11,216
   Pittston Brink's Group                                   4,030        89,063
   Quixote Corp.                                              460         8,740
   Sturm Ruger & Co. Inc.                                   1,460        17,491
   Tredegar Corporation                                     1,200        22,800
   Trinity Industries Inc.                                  3,000        81,510
   U.S. Industries Inc.                                1    5,700        14,592
   Wabtec Corporation                                       1,920        23,616
                                                                    -----------
                                                                        678,508
                                                                    -----------
MANUFACTURING--0.11%
   Acuity Brands Inc.                                  1    3,000        36,300
   ESCO Technologies Inc.                              1      820        28,282
   Hexcel Corp.                                        1    1,700         5,236
                                                                    -----------
                                                                         69,818
                                                                    -----------
MEDIA--1.51%
   Banta Corp.                                              2,000        59,040
   Beasley Broadcast Group Inc. "A"                    1      700         9,107
   Crown Media Holdings Inc.                           1    1,300        14,677
   Cumulus Media Inc. "A"                              1    2,570        41,583

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                                Shares      Value
   --------                                                ------   -----------
   Fisher Communications Inc.                                 300   $    13,200
   Gray Communications Systems Inc.                           700         9,716
   Information Holdings Inc.                           1    1,620        45,862
   Journal Register Co.                                1    1,940        40,818
   Lee Enterprises Inc.                                     3,300       120,021
   Liberty Corp.                                            1,400        57,610
   Liberty Digital Inc. "A"                            1    1,730         5,986
   LodgeNet Entertainment Corp.                        1      800        13,672
   Lynch Interactive Corp.                             1      200        13,800
   Media General Inc. "A"                                   1,000        49,830
   Metromedia International Group Inc.                 1    3,850         3,119
   On Command Corp.                                    1      800         2,440
   Paxson Communications Corp.                         1    2,500        26,125
   Pegasus Communications Corp.                        1    3,700        38,517
   Playboy Enterprises Inc. "B"                        1    1,000        16,890
   Private Media Group Inc.                            1    1,000         9,800
   Pulitzer Inc.                                              620        31,620
   Regent Communications Inc.                          1    1,440         9,720
   Saga Communications Inc.                            1      660        13,662
   Salem Communications Corp. "A"                      1      640        14,720
   Scholastic Corp.                                    1    2,200       110,726
   Sinclair Broadcast Group "A"                        1    1,900        17,974
   Spanish Broadcasting System Inc. "A"                1    2,700        26,703
   TiVo Inc.                                           1    1,400         9,170
   UnitedGlobalCom Inc. "A"                            1    5,800        29,000
   Value Line Inc.                                            200         9,696
   Wiley (John) & Sons Inc. "A"                             3,500        80,605
   XM Satellite Radio Holdings Inc. "A"                1    1,000        18,360
   Young Broadcasting Corp. "A"                        1    1,400        25,130
                                                                    -----------
                                                                        988,899
                                                                    -----------
METAL FABRICATE / HARDWARE--0.40%
   Castle (A.M.) & Co.                                        500         4,100
   Circor International Inc.                                  670        12,362
   Kaydon Corp.                                             2,200        49,896
   Ladish Co. Inc.                                     1      600         6,552
   Lawson Products Inc.                                       300         7,800
   NN Inc.                                                    800         8,920
   Penn Engineering & Manufacturing Corp.                     800        13,400
   ROHN Industries Inc.                                1    1,200         2,472
   Timken Co. (The)                                         4,020        65,044
   Valmont Industries Inc.                                  1,100        15,906
   Worthington Industries Inc.                              5,300        75,260
                                                                    -----------
                                                                        261,712
                                                                    -----------
METALS-DIVERSIFIED--0.78%
   Ameron Inc.                                                330        22,836
   AptarGroup Inc.                                          2,600        91,078
   Commercial Metals Co.                                      900        31,482
   Griffon Corporation                                 1    1,990        29,850
   Gulf Island Fabrication Inc.                        1      600         7,506
   Matthews International Corp. "A"                         2,200        54,076
   Maverick Tube Corp.                                 1    2,500        32,375
   Mobile Mini Inc.                                    1    1,120        43,814

   Security                                                Shares      Value
   --------                                                ------   -----------
   Mueller Industries Inc.                             1    2,340   $    77,805
   Nortek Inc.                                         1      800        22,320
   NS Group Inc.                                       1    1,420        10,622
   Pitt-Des Moines Inc.                                       340        10,540
   Quanex Corp.                                             1,200        33,960
   RTI International Metals Inc.                       1    1,600        15,920
   Southern Peru Copper Corp.                               1,180        14,101
   Titanium Metals Corp.                               1    1,550         6,185
   Wolverine Tube Inc.                                 1      700         7,945
                                                                    -----------
                                                                        512,415
                                                                    -----------
MINING--0.23%
   AMCOL International Corp.                                1,620        11,664
   Brush Engineered Materials                               1,300        18,512
   Century Aluminum Co.                                     1,000        13,360
   Kaiser Aluminum Corp.                               1    2,400         3,888
   Stillwater Mining Co.                               1    3,120        57,720
   USEC Inc.                                                6,200        44,392
                                                                    -----------
                                                                        149,536
                                                                    -----------
OFFICE / BUSINESS EQUIPMENT--0.15%
   CompX International Inc.                                   300         3,891
   Global Imaging Systems Inc.                         1      500         7,465
   Insight Enterprises Inc.                            1    3,200        78,720
   Pomeroy Computer Resources                          1      780        10,530
                                                                    -----------
                                                                        100,606
                                                                    -----------
OIL & GAS PRODUCERS--3.22%
   Atmos Energy Corp.                                       3,000        63,750
   ATP Oil & Gas Corp.                                 1      400         1,192
   Atwood Oceanics Inc.                                1      820        28,577
   Berry Petroleum Co. "A"                                  1,200        18,840
   Cabot Oil & Gas Corp. "A"                                2,230        53,632
   CAL Dive International Inc.                         1    2,530        62,440
   Callon Petroleum Corp.                              1      900         6,165
   Cascade Natural Gas Corp.                                  900        19,845
   Chesapeake Energy Corp.                             1   11,230        74,230
   Chiles Offshore Inc.                                1      590        11,735
   Clayton Williams Energy Inc.                        1      300         3,930
   Denbury Resources Inc.                              1    1,400        10,234
   EEX Corp.                                           1    2,640         4,858
   Emex Corp.                                          1    1,075         3,333
   Encore Acquisition Co.                              1      560         7,454
   Energen Corp.                                            2,230        54,970
   Energy Partners Ltd.                                1    1,740        13,137
   Evergreen Resources Inc.                            1    1,400        54,054
   Frontier Oil Corp.                                       2,000        33,280
   Grey Wolf Inc.                                      1   11,300        33,561
   Holly Corp.                                                680        13,090
   Houston Exploration Co.                             1      700        23,506
   Key Energy Services Inc.                            1    7,500        69,000
   Key Productions Co. Inc.                            1    1,030        17,510
   Magnum Hunter Resources Inc.                        1    2,270        18,841
   McMoRan Exploration Co.                             1    1,200         6,948

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                                Shares      Value
   --------                                                ------   -----------
   Meridian Resource Corp. (The)                  1         2,620   $    10,454
   New Jersey Resources Corp.                               1,420        66,456
   Northwest Natural Gas Co.                                1,930        49,215
   Nuevo Energy Co.                               1         1,100        16,500
   Oceaneering International Inc.                 1         1,620        35,834
   Parker Drilling Co.                            1         6,590        24,317
   Patina Oil & Gas Corp.                                   1,630        44,825
   Penn Virginia Corp.                                        600        20,460
   PetroQuest Energy Inc.                         1         1,740         9,257
   Piedmont Natural Gas Co.                                 2,320        83,056
   Plains Resource Inc.                           1         1,920        47,251
   Prima Energy Corp.                             1           700        15,225
   Prize Energy Corp.                             1           330         7,630
   PYR Energy Corp.                               1         1,200         2,376
   Quicksilver Resources Inc.                     1           560        10,668
   Range Resources Corp.                          1         3,710        16,881
   Remington Oil & Gas Corp.                      1         1,150        19,895
   RPC Inc.                                                   800        14,120
   Seacor Smit Inc.                               1         1,420        65,888
   Seitel Inc.                                    1         1,430        19,448
   Semco Energy Inc.                                        1,400        15,050
   South Jersey Industries                                    920        29,992
   Southern Union Co.                             1         2,525        47,622
   Southwest Gas Corp.                                      2,240        50,064
   Spinnaker Exploration Co.                      1         1,570        64,621
   St. Mary Land & Exploration Co.                          2,300        48,737
   Stone Energy Corp.                             1         1,717        67,822
   Superior Energy Services Inc.                  1         3,300        28,545
   Swift Energy Co.                               1         1,730        34,946
   Tesoro Petroleum Corp.                         1         2,800        36,708
   3TEC Energy Corp.                              1         1,280        17,920
   Tom Brown Inc.                                 1         2,620        70,766
   UGI Corp.                                                2,020        61,004
   Unit Corp.                                     1         2,630        33,927
   Vintage Petroleum Inc.                                   3,820        55,199
   WD-40 Company                                            1,130        30,115
   Western Gas Resources Inc.                               1,700        54,944
   Westport Resources Corp.                       1         2,523        43,774
   W-H Energy Services Inc.                       1         1,400        26,670
                                                                    -----------
                                                                      2,106,294
                                                                    -----------
OIL & GAS SERVICES--0.48%
   CARBO Ceramics Inc.                                        700        27,412
   Comstock Resources Inc.                        1         1,800        12,600
   Dril-Quip Inc.                                 1           400         9,640
   Hydril Co.                                     1           960        16,925
   Input/Output Inc.                              1         3,370        27,668
   Lone Star Technologies Inc.                    1         1,860        32,736
   Lufkin Industries Inc.                                     440        11,792
   NATCO Group Inc. "A"                           1           700         4,900
   Newpark Resources Inc.                         1         4,900        38,710
   Oil States International Inc.                  1           770         7,007
   OSCA Inc.                                      1           510        10,634
   Pure Resources Inc.                            1         1,220        24,522
   Tetra Technologies Inc.                        1           890        18,646

   Security                                                Shares      Value
   --------                                                ------   -----------
   Universal Compression Holdings Inc.            1           900   $    26,541
   Veritas DGC Inc.                               1         2,420        44,770
                                                                    -----------
                                                                        314,503
                                                                    -----------
PACKAGING & CONTAINERS--0.63%
   AEP Industries Inc.                            1           130         3,115
   Ball Corp.                                               2,200       155,540
   EarthShell Corp.                               1         3,510         7,020
   Greif Brothers Corp. "A"                                 1,100        36,245
   Ivex Packaging Corp.                           1         1,200        22,800
   Longview Fibre Co.                                       4,200        49,602
   Owens-Illinois Inc.                            1        11,690       116,783
   Silgan Holdings Inc.                           1           720        18,835
                                                                    -----------
                                                                        409,940
                                                                    -----------
PHARMACEUTICALS--4.17%
   aaiPharma Inc.                                 1           680        17,109
   Adolor Corporation                             1         2,560        45,952
   Align Technology Inc.                          1           880         3,960
   Allscripts Healthcare Solutions Inc.           1         2,400         7,776
   Alpharma Inc. "A"                                        2,320        61,364
   Amylin Pharmaceuticals Inc.                    1         4,650        42,501
   Antigenics Inc.                                1         1,070        17,548
   Aphton Corp.                                   1         1,100        16,060
   Arqule Inc.                                    1         1,420        24,140
   Array BioPharma Inc.                           1         1,100        16,346
   AVANIR Pharmaceuticals "A"                     1         4,530        19,298
   AVI BioPharma Inc.                             1         1,120        12,230
   Biopure Corp.                                  1         1,200        17,052
   BioSphere Medical Inc.                         1           240         2,705
   Bone Care International Inc.                   1           700        11,991
   Cell Genesys Inc.                              1         2,800        65,072
   Cell Pathways Inc.                             1         2,160        15,034
   Cell Therapeutics Inc.                         1         2,700        65,178
   CIMA Labs Inc.                                 1         1,110        40,127
   Columbia Laboratories Inc.                     1         1,930         6,659
   Connetics Corp.                                1         2,300        27,370
   Corixa Corp.                                   1         3,370        50,786
   Corvas International Inc.                      1         2,050        13,428
   Cubist Pharmaceuticals Inc.                    1         2,100        75,516
   CV Therapeutics Inc.                           1         1,600        83,232
   Dendreon Corp.                                 1         1,200        12,084
   Digene Corp.                                   1         1,000        29,500
   Durect Corp.                                   1         1,490        17,269
   DUSA Pharmaceuticals Inc.                      1         1,100         8,855
   Dyax Corp.                                     1         1,500        16,455
   Emisphere Technologies Inc.                    1         1,320        42,121
   Endo Pharmaceuticals Holdings Inc.             1         1,410        16,455
   Esperion Therapeutics Inc.                     1         1,600        11,760
   First Horizon Pharmaceutical Corp.             1           860        25,275
   GenStar Therapeutics Corp.                     1           900         2,223
   Genta Inc.                                     1         1,560        22,199
   Genzyme Corp. - Molecular Oncology             1         1,220         9,760
   Genzyme Transgenics Corp.                      1         1,600         9,312

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                                Shares      Value
   --------                                                ------   -----------
   Geron Corp.                                 1            1,400   $    12,180
   Guilford Pharmaceuticals Inc.               1            2,100        25,200
   Hemispherx Biopharma Inc.                   1            1,300         5,850
   Herbalife International Inc. "A"                         1,200        17,064
   Hyseq Inc.                                  1              900         6,948
   Ilex Oncology Inc.                          1            2,100        56,784
   Immune Response Corp.                       1            2,540         3,404
   Immunogen Inc.                              1            3,230        53,553
   Impax Laboratories Inc.                     1            1,280        17,203
   Inkine Pharmaceutical Co.                   1            2,800         4,368
   Insmed Incorporated                         1            2,600         9,932
   Inspire Pharmaceuticals Inc.                1            1,280        18,035
   InterMune Inc.                              1            2,190       107,879
   Interneuron Pharmaceuticals Inc.            1            2,740        30,387
   Intuitive Surgical Inc.                     1            2,260        22,668
   Kos Pharmaceuticals Inc.                    1              330        11,418
   KV Pharmaceuticals Co. "B"                  1            1,920        62,323
   La Jolla Pharmaceutical Co.                 1            2,430        21,724
   Ligand Pharmaceuticals Inc. "B"             1            3,330        59,607
   MacroChem Corp.                             1            1,670         5,094
   Martek Biosciences Corp.                    1            1,300        28,275
   Matrix Pharmaceutical Inc.                  1            2,000         3,140
   Medicines Company (The)                     1            2,100        24,339
   MGI Pharma Inc.                             1            1,800        27,504
   Miravant Medical Technologies               1            1,100        10,571
   NABI Inc.                                   1            2,840        29,309
   NaPro BioTherapeutics Inc.                  1            1,770        20,178
   Nature's Sunshine Products Inc.                            900        10,566
   NBTY Inc.                                   1            3,500        40,950
   NeoPharm Inc.                               1              858        21,493
   Neose Technologies Inc.                     1              900        32,958
   Neurocrine Biosciences Inc.                 1            1,830        93,897
   Northfield Laboratories Inc.                1              780         6,693
   Noven Pharmaceuticals Inc.                  1            1,700        30,175
   NPS Pharmaceuticals Inc.                    1            2,240        85,792
   Nu Skin Enterprises Inc. "A"                             3,250        28,438
   Onyx Pharmaceuticals Inc.                   1            1,390         7,117
   Pain Therapeutics Inc.                      1            1,210        11,084
   Parexel International Corp.                 1            1,800        25,830
   Penwest Pharmaceuticals Co.                 1            1,190        23,860
   Perrigo Co.                                 1            4,900        57,918
   Pharmaceutical Resources Inc.               1            1,320        44,616
   Pharmacyclics Inc.                          1            1,400        13,916
   Pharmos Corp.                               1            4,300        10,105
   POZEN Inc.                                  1            1,510         7,928
   Praecis Pharmaceuticals Inc.                1            3,740        21,767
   Progenics Pharmaceuticals Inc.              1              580        10,713
   Rigel Pharmaceuticals Inc.                  1            2,200        10,230
   Sangstat Medical Corp.                      1            1,500        29,460
   Sciclone Pharmaceuticals Inc.               1            2,600         7,800
   Scios Inc.                                  1            3,600        85,572
   Serologicals Corp.                          1            1,380        29,670
   Supergen Inc.                               1            1,330        19,046
   Sybron Dental Specialties Inc.              1            3,040        65,603
   Tanox Inc.                                  1            1,760        32,564

     Security                                              Shares      Value
     --------                                              ------   -----------
   Texas Biotech Corp.                         1            3,300   $    21,450
   3 Dimensional Pharmaceuticals Inc.          1              430         3,651
   Titan Pharmaceuticals Inc.                  1            1,830        17,952
   Triangle Pharmaceuticals Inc.               1            2,500        10,025
   Tularik Inc.                                1            1,550        37,231
   United Therapeutics Inc.                    1            1,100        11,451
   VaxGen Inc.                                 1              620         7,192
   Versicor Inc.                               1            1,000        20,350
   Vical Inc.                                  1            1,500        18,360
   Vion Pharmaceuticals Inc.                   1            2,060         9,085
   Viropharma Inc.                             1            1,320        30,294
                                                                    -----------
                                                                      2,729,441
                                                                    -----------
PIPELINES--0.01%
   TransMontaigne Inc.                         1            1,400         7,630
                                                                    -----------
                                                                          7,630
                                                                    -----------
REAL ESTATE--4.15%
   American Realty Investors Inc.              1              300         2,961
   AMLI Residential Properties Trust                        1,030        25,977
   Annaly Mortgage Management Inc.                          4,180        66,880
   Anthracite Capital Inc.                                  2,310        25,387
   Avatar Holdings                             1              360         8,482
   Bedford Property Investors Inc.                          1,200        27,000
   Boykin Lodging Co.                                       1,300        10,361
   Brandywine Realty Trust                                  1,920        40,454
   BRE Properties Inc. "A"                                  3,630       112,385
   Burnham Pacific Properties Inc.                          3,100        12,772
   CBL & Associates Properties Inc.                         1,700        53,550
   Centerpoint Properties Corp.                             1,620        80,676
   Chateau Communities Inc.                                 1,520        45,448
   Colonial Properties Trust                                1,300        40,495
   Commercial Net Lease Realty Inc.                         2,800        36,400
   Cornerstone Realty Income Trust                          3,900        44,265
   Corrections Corp. of America                1            2,180        40,461
   Cousins Properties Inc.                                  2,800        68,208
   Developers Diversified Realty Corp.                      4,000        76,400
   Eastgroup Properties Inc.                                1,130        26,069
   Entertainment Properties Trust                           1,400        27,090
   Equity Inns Inc.                                         3,000        19,860
   First Industrial Realty Trust                            3,120        97,032
   Forest City Enterprises Inc. "A"                         2,025        78,368
   Gables Residential Trust                                 1,900        56,240
   Glenborough Realty Trust Inc.                            1,800        34,920
   Glimcher Realty Trust                                    2,200        41,426
   Healthcare Realty Trust                                  3,200        89,600
   Home Properties of NY Inc.                               1,400        44,240
   Innkeepers USA Trust                                     2,000        19,600
   Insignia Financial Group Inc.               1            1,500        16,200
   IRT Property Co.                                         2,600        27,560
   JDN Realty Corp.                                         2,600        32,058
   Jones Lang LaSalle Inc.                     1            2,300        41,515
   JP Realty Inc.                                             840        19,984
   Kilroy Realty Corp.                                      2,020        53,065

                       RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                               Shares        Value
   --------                                              --------    ----------
   LaSalle Hotel Properties                                 1,550    $   18,197
   Lexington Corp. Properties Trust                         1,630        25,265
   LNR Property Corp.                                       1,830        57,059
   Macerich Co. (The)                                       2,400        63,840
   Manufactured Home Communities Inc.                       1,100        34,331
   Meristar Hospitality Corp.                               3,360        47,712
   Mills Corp.                                              1,460        38,661
   National Golf Properties Inc.                              800         7,096
   National Health Investors Inc.                           1,700        25,160
   Nationwide Health Properties Inc.                        3,800        71,022
   Pan Pacific Retail Properties Inc.                       1,820        52,270
   Pennsylvania Real Estate Investment Trust                1,200        27,840
   Prentiss Properties Trust                                2,500        68,625
   Prime Group Realty Trust                                   670         6,184
   PS Business Parks Inc.                                     800        25,200
   Realty Income Corp.                                      2,420        71,148
   Reckson Associates Realty Corp.                          2,800        65,408
   Redwood Trust Inc.                                         560        13,569
   RFS Hotel Investors Inc.                                 2,500        28,450
   Saul Centers Inc.                                          700        14,945
   Shurgard Storage Centers Inc. "A"                        2,400        76,800
   Sl Green Realty Corp.                                    2,040        62,648
   Sovran Self Storage Inc.                                 1,120        34,888
   Storage USA Inc.                                         1,200        50,520
   Summit Properties Inc.                                   2,020        50,540
   Sun Communities Inc.                                     1,220        45,445
   Tanger Factory Outlet Centers Inc.                         430         8,966
   Taubman Centers Inc.                                     2,340        34,749
   Town & Country Trust                                     1,420        29,678
   Trammell Crow Co.                                  1     1,800        21,060
                                                                     ----------
                                                                      2,720,665
                                                                     ----------

REAL ESTATE INVESTMENT TRUSTS--2.43%
   Acadia Realty Trust                                      1,200         7,620
   Alexander's Inc.                                   1       200        11,380
   Alexandria Real Estate Equities Inc.                     1,240        50,964
   Associated Estates Realty Corp.                          1,200        11,016
   Camden Property Trust                                    2,800       102,760
   Capital Automotive REIT                                  1,300        25,857
   Capstead Mortgage Corp.                                    720        16,920
   Chelsea Property Group Inc.                              1,100        54,010
   Crown American Realty Trust                              1,600        12,480
   Essex Property Trust Inc.                                1,120        55,339
   Federal Realty Investment Trust                          2,900        66,700
   FelCor Lodging Trust Inc.                                2,600        43,446
   Getty Realty Corp.                                         900        16,965
   Great Lakes REIT Inc.                                    1,030        16,480
   Health Care REIT Inc.                                    2,500        60,875
   Highwoods Properties Inc.                                4,320       112,104
   HRPT Properties Trust                                   10,000        86,600
   Investors Real Estate Trust                              1,300        12,220
   Keystone Property Trust                                    400         5,236
   Koger Equity Inc.                                        2,330        37,979
   Kramont Realty Trust                                       990        14,454
   La Quinta Properties Inc.                          1     9,920        56,941

   Security                                               Shares        Value
   --------                                              --------    ----------
   Mid Atlantic Realty Trust                                  800    $   12,440
   Mid-America Apartment Communities Inc.                   1,300        34,190
   Mission West Properties Inc.                             1,000        12,720
   Parkway Properties Inc.                                    920        30,544
   Pinnacle Holdings Inc.                             1     3,640         1,238
   Post Properties Inc.                                     2,980       105,820
   Regency Centers Corp.                                    1,900        52,725
   Senior Housing Properties Trust                          1,500        20,865
   Thornbury Mortgage Inc.                                  2,060        40,582
   U.S. Restaurant Properties Inc.                          1,840        26,827
   United Dominion Realty Trust                             7,800       112,320
   Universal Health Realty Income Trust                     1,000        23,500
   Ventas Inc.                                              4,700        54,050
   Washington Real Estate Investment Trust                  2,930        72,928
   Weingarten Realty Investors                              2,200       105,600
   Winston Hotels Inc.                                      1,000         7,740
                                                                     ----------
                                                                      1,592,435
                                                                     ----------

RETAIL--5.42%
   AFC Enterprises Inc.                               1       670        19,021
   AnnTaylor Stores Corp.                             1     2,030        71,050
   Bebe Stores Inc.                                   1       230         4,292
   Bob Evans Farms Inc.                                     2,700        66,339
   Brown Shoe Company Inc.                                  1,200        19,488
   Buckle Inc. (The)                                  1       400         8,920
   Burlington Coat Factory Warehouse Corp.                  1,600        26,880
   California Pizza Kitchen Inc.                      1     1,380        34,155
   Casey's General Store Inc.                               2,900        43,210
   Cash American Investments Inc.                           1,700        14,450
   Cato Corp. "A"                                           1,000        18,900
   CBRL Group Inc.                                          4,320       127,181
   Charlotte Russe Holding Inc.                       1     1,530        28,473
   Charming Shoppes Inc.                              1     7,190        38,179
   Chico's FAS Inc.                                   1     1,779        70,626
   Children's Place Retail Stores Inc.                1       850        23,078
   Christopher & Banks Corp.                          1     1,665        57,026
   Circuit City Stores Inc. - CarMax Group            1     2,870        65,264
   Claire's Stores Inc.                                     3,340        50,434
   Coldwater Creek Inc.                               1       300         6,354
   Cole National Corp.                                1       770        12,744
   Copart Inc.                                        1     2,940       106,928
   Cost Plus Inc.                                     1     1,600        42,400
   CSK Auto Corp.                                     1     1,800        17,910
   Deb Shops Inc.                                             300         7,275
   dELiA*s Corp. "A"                                  1     2,090        12,958
   Dillards Inc. "A"                                        5,000        80,000
   Dress Barn Inc.                                    1     1,200        30,012
   Duane Reade Inc.                                   1       900        27,315
   Electronics Boutique Holdings Corp.                1       730        29,156
   Factory 2-U Stores Inc.                            1     1,000        20,040
   Finish Line Inc. (The)                             1     1,340        20,489
   Footstar Inc.                                      1     1,600        50,080
   Fred's Inc.                                                900        36,864
   FreeMarkets Inc.                                   1     2,520        60,404
   Friedman's Inc.                                          1,000         8,420

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                              Shares         Value
   --------                                             --------     ----------
   ftd.com Inc.                                       1       700    $    4,900
   Genesco Inc.                                       1     1,600        33,216
   GenesisIntermedia Inc.                             1       900         5,310
   Global Sports Inc.                                 1       900        17,955
   Guitar Center Inc.                                 1     1,300        17,732
   Hancock Fabrics Inc.                                     1,100        14,465
   Haverty Furniture Companies Inc.                         1,220        20,191
   Hibbet Sporting Goods Inc.                         1       230         6,969
   Hot Topic Inc.                                     1     1,500        47,085
   IKON Office Solutions Inc.                              11,110       129,876
   Intertan Inc.                                      1     2,300        28,888
   Jill (J.) Group Inc. (The)                         1       770        16,578
   Kenneth Cole Productions "A"                       1       520         9,204
   Lands' End Inc.                                    1       900        45,144
   Linens `N Things Inc.                              1     2,860        72,930
   Lithia Motors Inc. "A"                             1       450         9,315
   Lone Star Steakhouse & Saloon Inc.                       1,300        19,279
   Longs Drug Stores Corp.                                  2,400        56,112
   Luby's Inc.                                        1     1,800        10,278
   Men's Wearhouse Inc. (The)                         1     2,630        54,310
   Michaels Stores Inc.                               1     5,060       166,727
   Movie Gallery Inc.                                 1       650        15,834
   MSC Industrial Direct Co. Inc. "A"                 1     3,130        61,818
   99 Cents Only Stores                               1     2,110        80,391
   O'Charley's Inc.                                   1     1,200        22,212
   OfficeMax Inc.                                     1     8,030        36,135
   1-800-FLOWERS.com Inc.                             1       660        10,296
   1-800 Contacts Inc.                                1       550         6,842
   O'Reilly Automotive Inc.                           1     2,850       103,940
   Pacific Sunwear of California Inc.                 1     2,400        49,008
   PC Connection Inc.                                 1       470         6,970
   Pep Boys-Manny Moe & Jack Inc.                           3,700        63,455
   Petsmart Inc.                                      1     7,820        76,949
   Pier 1 Imports Inc.                                      7,230       125,368
   Priceline.com Inc.                                 1     8,340        48,539
   Pricesmart Inc.                                    1       300        10,500
   Ruby Tuesday Inc.                                        5,020       103,563
   Ryan's Family Steak Houses Inc.                    1     2,200        47,630
   School Specialty Inc.                              1     1,200        27,456
   7-Eleven Inc.                                      1     1,690        19,790
   Shopko Stores Inc.                                 1     2,000        19,000
   Smart & Final Inc.                                 1       900         9,396
   Sonic Automotive Inc.                              1     1,960        45,942
   Spiegel Inc. "A"                                         1,200         5,460
   Sports Resorts International Inc.                  1     1,940        14,957
   Stamps.com Inc.                                    1     3,600        12,888
   Steak n Shake Company (The)                        1     1,700        18,768
   Stein Mart Inc.                                    1     1,900        15,884
   TBC Corp.                                          1     1,310        17,541
   Too Inc.                                           1     2,500        68,750
   Trans World Entertainment Corp.                    1     2,000        15,200
   Tuesday Morning Corp.                              1       700        12,663
   Tweeter Home Entertainment Group Inc.              1     1,600        46,400
   Ultimate Electronics Inc.                          1       600        18,000
   United Auto Group Inc.                             1       390        10,066

   Security                                              Shares         Value
   --------                                             --------     ----------
   Urban Outfitters Inc.                              1       470    $   11,336
   Value City Department Stores Inc.                  1     1,300         6,110
   Wet Seal Inc. "A"                                  1     1,070        25,199
   Wilsons The Leather Experts Inc.                   1       720         8,215
   Zale Corp.                                         1     2,620       109,726
                                                                     ----------
                                                                      3,550,976
                                                                     ----------


SEMICONDUCTORS--1.85%
   Alliance Semiconductor Corp.                       1     2,400        28,992
   ANADIGICS Inc.                                     1     2,500        38,125
   August Technology Corp.                            1       400         4,416
   AXT Inc.                                           1     1,420        20,491
   ChipPAC Inc.                                       1     2,460        18,253
   Cohu Inc.                                                1,500        29,625
   Credence Systems Corp.                             1     4,506        83,676
   Elantec Semiconductor Inc.                         1     1,800        69,120
   Emcore Corp.                                       1     1,630        21,924
   Entegris Inc.                                      1     2,880        31,565
   GlobespanVirata Inc.                               1     8,571       110,994
   Integrated Circuit Systems Inc.                    1     2,300        51,957
   Integrated Silicon Solution Inc.                   1     1,900        23,256
   IXYS Corporation                                   1       730         5,906
   Kopin Corp.                                        1     5,100        71,400
   LTX Corp.                                          1     3,840        80,410
   MEMC Electronics Materials Inc.                    1     3,270        11,609
   Microtune Inc.                                     1     1,410        33,079
   ON Semiconductor Corp.                             1     2,480         5,134
   Optical Communication Products Inc.                1       420         1,655
   Pericom Semiconductor Corp.                        1     1,820        26,390
   Pixelworks Inc.                                    1     1,630        26,178
   Rambus Inc.                                        1     6,780        54,172
   Silicon Laboratories Inc.                          1       630        21,237
   Transwitch Corp.                                   1     6,300        28,350
   Trikon Technologies Inc.                           1       780         9,165
   Tripath Technology Inc.                            1     1,300         2,223
   TriQuint Semiconductor Inc.                        1    10,203       125,089
   Varian Semiconductor Equipment
      Associates Inc.                                 1     2,670        92,355
   Veeco Instruments Inc.                             1     2,020        72,821
   Virage Logic Corp.                                 1       690        13,269
                                                                     ----------
                                                                      1,212,836
                                                                     ----------

SOFTWARE--3.81%
   Acclaim Entertainment Inc.                         1     3,400        18,020
   Actuate Corp.                                      1     3,100        16,337
   Akamai Technologies Inc.                           1     6,390        37,957
   Alloy Online Inc.                                  1     1,000        21,530
   American Management Systems Inc.                   1     3,300        59,664
   Ansoft Corp.                                       1       500         7,300
   Ascential Software Corp.                           1    22,160        89,748
   AsiaInfo Holdings Inc.                             1     2,300        40,066
   Avant! Corp.                                       1     2,800        57,372
   Avid Technology Inc.                               1     1,700        20,655
   Blue Martini Software Inc.                         1     1,220         3,672
   Caminus Corp.                                      1       670        15,410

                       RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                                Shares      Value
   --------                                                ------   -----------
   Centillium Communications Inc.               1           1,910   $    15,013
   Centra Software Inc.                         1           1,650        13,200
   Chordiant Software Inc.                      1           2,700        21,357
   Click Commerce Inc.                          1           1,300         4,108
   Convera Corp.                                1           1,700         5,695
   Corillian Corp.                              1           1,630         7,808
   DigitalThink Inc.                            1           1,500        16,200
   Divine Inc. "A"                              1             510           377
   Docent Inc.                                  1           2,820         8,939
   Documentum Inc.                              1           3,040        66,029
   Edwards (J.D.) & Co.                         1           8,010       131,765
   eFunds Corp.                                 1           3,740        51,425
   Embarcadero Technologies Inc.                1             730        17,666
   EPIQ Systems Inc.                            1             675        13,061
   eSPEED Inc. "A"                              1           1,200         9,936
   EXE Technologies Inc.                        1           2,400        12,216
   Extensity Inc.                               1           1,250         2,725
   Genuity Inc.                                 1           7,820        12,356
   Global Payments Inc.                                     2,760        94,944
   iBasis Inc.                                  1           2,900         3,799
   Identix Inc.                                 1           2,500        36,475
   Indus International Inc.                     1           2,400        17,520
   Infogrames Inc.                              1           1,200         8,508
   Information Resources Inc.                   1           2,100        17,430
   InfoSpace Inc.                               1          18,850        38,643
   Inktomi Corp.                                1           8,780        58,914
   InteliData Technologies Corp.                1           3,660        10,358
   Interactive Intelligence Inc.                1             550         3,823
   Interland Inc.                               1           2,300         4,853
   Internet Capital Group Inc.                  1           1,230         1,488
   Inter-Tel Inc.                                           1,300        24,986
   JDA Software Group Inc.                      1           1,500        33,525
   Kana Software Inc.                           1             370         7,200
   Keane Inc.                                   1           4,200        75,726
   Legato Systems Inc.                          1           7,070        91,698
   Loudcloud Inc.                               1           2,690        11,406
   Macromedia Inc.                              1           4,630        82,414
   Matrixone Inc.                               1           2,270        29,487
   Moldflow Corp.                               1             300         4,296
   MRO Software Inc.                            1           1,230        28,757
   NDCHealth Corp.                                          2,600        89,830
   Net2Phone Inc.                               1           1,600        10,800
   NetIQ Corp.                                  1           3,130       110,364
   Novell Inc.                                  1          27,933       128,212
   Numerical Technologies Inc.                  1           1,520        53,504
   OPNET Technologies Inc.                      1             650         9,367
   OTG Software Inc.                            1           1,200        12,000
   Per-Se Technologies Inc.                     1           2,200        23,650
   Pinnacle Systems Inc.                        1           4,040        32,078
   PLATO Learning Inc.                          1             986        16,377
   ProQuest Company                             1           1,000        33,910
   Puma Technology Inc.                         1           3,040         7,843
   RadiSys Corp.                                1           1,420        27,917
   Register.com                                 1           1,530        17,595
   Renaissance Learning Inc.                    1             600        18,282

     Security                                              Shares      Value
     --------                                              ------   -----------
   Roxio Inc.                                   1           1,200   $    19,860
   Saba Software Inc.                           1           1,920        10,022
   Schawk Inc.                                                500         5,500
   Seachange International Inc.                 1           1,300        44,356
   SeeBeyond Technology Corp.                   1           2,200        21,340
   Selectica Inc.                               1           1,340         8,107
   SERENA Software Inc.                         1           1,320        28,697
   SignalSoft Corp.                             1           1,400         6,258
   SkillSoft Corp.                              1             340         8,813
   SpeechWorks International Inc.               1           1,850        20,813
   Stellent Inc.                                1           1,620        47,887
   Support.com Inc.                             1           1,800        11,286
   Synplicity Inc.                              1             850        11,467
   3DO Co. (The)                                1           2,600         5,408
   Tradestation Group Inc.                      1           1,600         2,496
   TriZetto Group Inc. (The)                    1           1,530        20,074
   Ulticom Inc.                                 1             740         7,444
   VA Linux Systems Inc.                        1           1,390         3,406
   Vastera Inc.                                 1           1,380        22,922
   Viewpoint Corp.                              1           3,130        21,315
   webMethods Inc.                              1           2,040        34,190
   Websense Inc.                                1           1,380        44,257
   Witness Systems Inc.                         1             860        11,455
   ZixIt Corp.                                  1           1,000         5,060
                                                                    -----------
                                                                      2,498,019
                                                                    -----------

TELECOMMUNICATION EQUIPMENT--0.99%
   ADTRAN Inc.                                  1           1,770        45,170
   Alliance Fiber Optic Products Inc.           1           1,400         1,988
   Andrew Corp.                                 1           6,330       138,564
   Arris Group Inc.                             1           4,390        42,846
   Avanex Corp.                                 1           2,290        13,511
   Carrier Access Corp.                         1             800         2,336
   CommScope Inc.                               1           4,100        87,207
   Cosine Communications Inc.                   1             350           543
   Digital Lightwave Inc.                       1             900         8,442
   DMC Stratex Networks Inc.                    1           6,460        50,259
   Handspring Inc.                              1           1,660        11,188
   Harmonic Inc.                                1           4,450        53,489
   Ixia                                         1           3,200        41,120
   NEON Communications Inc.                     1             700         1,897
   New Focus Inc.                               1           4,020        15,316
   NMS Communications Corp.                     1           2,900        13,978
   Oplink Communications Inc.                   1           9,340        17,606
   Peco II Inc.                                 1           1,000         5,960
   SBA Communications Corp.                     1           3,230        42,055
   Sirenza Microdevices Inc.                    1             830         5,055
   Sorrento Networks Corp.                      1           1,010         3,626
   Spectrasite Holdings Inc.                    1           5,270        18,919
   Sunrise Telecom Inc.                         1           1,340         5,373
   Western Multiplex Corp.                      1           3,810        20,574
   WJ Communications Inc.                       1           1,200         4,380
                                                                    -----------
                                                                        651,402
                                                                    -----------

                      RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                                Shares      Value
   --------                                                ------   -----------
TELECOMMUNICATIONS--2.88%
   ACTV Inc.                                        1       3,370   $     6,302
   Adaptec Inc.                                     1       7,950       115,275
   Adelphia Business Solutions Inc.                 1       2,520         1,462
   Aether Systems Inc.                              1       2,350        21,620
   AirGate PCS Inc.                                 1         930        42,362
   Alamosa Holdings Inc.                            1       5,500        65,615
   Alaska Communications Systems Group              1         800         6,376
   Allen Telecom Inc.                               1       1,900        16,150
   Anaren Microwave Inc.                            1       1,600        27,712
   Anixter International Inc.                       1       2,190        63,532
   Applied Innovation                               1         630         3,906
   Aspect Communications Corp.                      1       4,070        15,792
   Audiovox Corp. "A"                               1       1,500        11,190
   Avocent Corporation                              1       3,600        87,300
   Aware Inc.                                       1       1,800        14,940
   Boston Communications Group Inc.                 1       1,120        12,712
   Catapult Communications Corp.                    1         340         8,860
   C-COR.net Corp.                                  1       2,400        34,968
   Celeritek Inc.                                   1         900        12,051
   Centennial Cellular Corp. "A"                    1         640         6,554
   Choice One Communications Inc.                   1       1,020         3,611
   Commonwealth Telephone Enterprises Inc.1                   820        37,310
   Conestoga Enterprises Inc.                                 770        24,602
   Copper Mountain Networks Inc.                    1       4,230         7,149
   CT Communications Inc.                                   1,200        19,812
   Digital Generation Systems Inc.                  1       2,870         3,186
   Ditech Communications Corp.                      1       1,900        11,438
   Dobson Communications Corp. "A"                  1       1,830        15,628
   FiberCore Inc.                                   1       2,430         5,832
   Focal Communications Corp.                       1          90            55
   General Communication Inc. "A"                   1       2,800        23,884
   Golden Telecom Inc.                              1         680         7,936
   Hickory Tech Corp.                                       1,000        16,950
   IDT Corp.                                        1       3,430        66,919
   IDT Corp. "B"                                    1       1,561        25,928
   IMPSAT Fiber Networks Inc.                       1       1,280           224
   Inet Technologies Inc.                           1         880         9,302
   InterDigital Communications Corp.                1       4,500        43,650
   InterVoice-Brite Inc.                            1       2,300        29,440
   Intrado Inc.                                     1         870        23,316
   ITC DeltaCom Inc.                                1       3,100         2,697
   Itron Inc.                                       1       1,210        36,663
   Leap Wireless International Inc.                 1       2,600        54,522
   Lexent Inc.                                      1       1,500         9,375
   Lightbridge Inc.                                 1       1,817        22,077
   Lightpath Technologies Inc. "A"                  1       1,540         5,467
   Mastec Inc.                                      1       1,800        12,510
   Metawave Communications Corp.                    1       2,910         9,079
   Metro One Telecommunications Inc.                1       1,335        40,384
   MRV Communications Inc.                          1       6,333        26,852
   Netro Corp.                                      1       3,100        11,377
   Network Plus Corp.                               1       1,280         1,485
   Newport Corp.                                            2,780        53,598
   Next Level Communications Inc.                   1       1,630         5,461

   Security                                                Shares      Value
   --------                                                ------   -----------
   North Pittsburgh Systems Inc.                            1,300   $    24,050
   NTELOS Inc.                                      1       1,300        20,137
   Optical Cable Corp.                              1         300           489
   Plantronics Inc.                                 1       2,720        69,741
   Powerwave Technologies Inc.                      1       4,740        81,907
   Price Communications Corp.                       1       3,960        75,596
   Proxim Inc.                                      1       2,000        19,840
   RCN Corp.                                        1       2,420         7,091
   Rural Cellular Corp. "A"                         1         700        15,575
   Sirius Satellite Radio Inc.                      1       3,600        41,868
   Somera Communications Inc.                       1       2,300        17,365
   Spectralink Corp.                                1       1,100        18,843
   Spectrian Corp.                                  1         890         9,817
   Standard Microsystems Corp.                      1       1,100        17,072
   Symmetricom Inc.                                 1       1,820        13,850
   TALX Corp.                                               1,016        25,380
   Terayon Communications Systems Inc.              1       4,910        40,611
   Tollgrade Communications Inc.                    1       1,100        36,685
   UbiquiTel Inc.                                   1       4,450        33,153
   US Unwired Inc. "A"                              1       2,360        24,025
   VerticalNet Inc.                                 1         420           588
   Viasat Inc.                                      1       1,030        16,068
   WebEx Communications Inc.                        1       1,360        33,796
                                                                    -----------
                                                                      1,885,945
                                                                    -----------

TELEPHONE--0.01%
   AT&T Latin America Corp.                         1       3,810         4,496
                                                                    -----------
                                                                          4,496
                                                                    -----------

TEXTILES--0.45%
   G&K Services Inc. "A"                                    1,700        54,910
   Guess ? Inc.                                     1         700         5,250
   Interface Inc. "A"                                       3,500        19,635
   K Swiss Inc. "A"                                           460        15,295
   Kellwood Co.                                             1,700        40,817
   Nautica Enterprises Inc.                         1       1,820        23,278
   Quaker Fabric Corp.                              1         800         6,648
   Quiksilver Inc.                                  1       1,600        27,520
   Steven Madden Ltd.                               1         620         8,723
   UniFirst Corp.                                             880        19,844
   Vans Inc.                                        1       1,120        14,269
   Westpoint Stevens Inc.                                   2,700         6,615
   Wolverine World Wide Inc.                                3,300        49,665
                                                                    -----------
                                                                        292,469
                                                                    -----------

TOBACCO--0.18%
   Universal Corporation                                    2,100        76,461
   Vector Group Ltd.                                        1,250        41,063
                                                                    -----------
                                                                        117,524
                                                                    -----------

TOYS / GAMES / HOBBIES--0.19%
   Action Performance Companies Inc.                1       1,200        36,732
   Boyds Collection Ltd. (The)                      1       3,980        26,945
   Jakks Pacific Inc.                               1       1,500        28,425

                       RUSSELL 2000 INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

    Security                                              Shares       Value
   ----------                                            --------   -----------
   Topps Co. (The)                                   1      2,800   $    34,020
                                                                    -----------
                                                                        126,122
                                                                    -----------

TRANSPORTATION--1.55%
   Airborne Inc.                                            4,000        59,320
   Alexander & Baldwin Inc.                                 3,200        85,440
   Arctic Cat Inc.                                          1,220        20,740
   Arkansas Best Corp.                               1      1,300        37,466
   Atlas Air Inc.                                    1      1,250        18,313
   Consolidated Freightways Corp.                    1      1,330         6,770
   Covenant Transport Inc. "A"                       1        400         6,384
   Dollar Thrifty Automotive Group Inc.              1      2,000        31,000
   EGL Inc.                                          1      2,850        39,758
   Florida East Coast Industries Inc.                       1,900        43,985
   Forward Air Corp.                                 1      1,300        44,096
   Gulfmark Offshore Inc.                            1        350         9,909
   Heartland Express Inc.                            1      1,050        29,159
   Hunt (J.B.) Transport Services Inc.               1      1,100        25,520
   Kansas City Southern Industries Inc.              1      4,790        67,683
   Kirby Corp.                                       1      1,500        41,325
   Landstar System Inc.                              1        600        43,506
   Offshore Logistics Inc.                           1      1,300        23,088
   Overseas Shipholding Group Inc.                          2,200        49,500
   RailAmerica Inc.                                  1      1,720        24,854
   Roadway Express Inc.                                       900        33,030
   Swift Transportation Co. Inc.                     1      4,390        94,429
   Trico Marine Services Inc.                        1      1,880        14,194
   US Freightways Corp.                                     2,020        63,428
   Werner Enterprises Inc.                                  2,200        53,460
   Yellow Corporation                                1      2,000        50,200
                                                                    -----------
                                                                      1,016,557
                                                                    -----------


TRUCKING & LEASING--0.20%
   AMERCO                                            1      1,200        22,584
   Interpool Inc.                                           1,000        19,250
   Ryder System Inc.                                        4,120        91,258
                                                                    -----------
                                                                        133,092
                                                                    -----------


WATER--0.29%
   American States Water Co.                                  720        25,164
   California Water Service Group                           1,000        25,750
   Connecticut Water Service Inc.                             450        13,307
   Middlesex Water Co.                                        300        10,176
   Philadelphia Suburban Corp.                              4,412        99,491
   SJW Corp.                                                  200        17,058
                                                                    -----------
                                                                        190,946
                                                                    -----------

TOTAL COMMON STOCKS
   (Cost: $60,447,744)                                               62,647,831
                                                                    -----------

                                                           Face
   Security                                               Amount       Value
   ----------                                            --------   -----------
SHORT TERM INSTRUMENTS--13.61%
   Barclays Global Investors Funds
       Institutional Money Market Fund,
       Institutional Shares                             5,248,040   $ 5,248,040
   Dreyfus Money Market Fund                            1,526,366     1,526,366
   Goldman Sachs Financial Square Prime
       Obligation Fund                                    738,264       738,264
   Providian Temp Cash Money Market Fund                1,198,577     1,198,577
   U.S. Treasury Bill
     1.69%, (2) 03/28/02                             3    200,000       199,197
                                                                    -----------


TOTAL SHORT TERM INSTRUMENTS
   (Cost: $8,910,442)                                                 8,910,444
                                                                    -----------

TOTAL INVESTMENTS IN SECURITIES -- 109.27%
  (Cost $69,358,186)                                                 71,558,275

Other Assets, Less Liabilities-- (9.27%)                             (6,070,149)
                                                                    -----------
NET ASSETS-- 100.00%                                                $65,488,126
                                                                    -----------

1 Non-income earning securities
2 Yield to Maturity.
3 This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

The accompanying notes are an integral part of these financial statements.

                      INTERNATIONAL INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                         Shares            Value
   --------                                         ------         -----------
COMMON STOCKS--99.16%
AUSTRALIA--3.47%
   Amcor Ltd.                                       12,308          $   45,049
   AMP Ltd.                                         14,533             137,183
   Aristocrat Leisure Ltd.                           5,835              19,714
   Australia and New Zealand Banking
        Group Ltd.                                   9,549              87,052
   Australian Gas & Light Co. Ltd.                   6,392              29,720
   Brambles Industries Ltd.                         11,205              59,653
   Broken Hill Proprietary Co. Ltd.                 51,500             276,806
   Coca-Cola Amatil Ltd.                            10,876              33,299
   Cochlear Ltd.                                       674              15,698
   Coles Myer Ltd.                                  17,456              75,061
   Commonwealth Bank of Australia                   16,997             260,501
   Computershare Ltd.                                7,752              20,952
   CSL Ltd.                                          2,340              61,677
   CSR Ltd.                                         18,838              65,477
   Foster's Brewing Group Ltd.                      27,212              67,698
   Gandel Retail Trust                              38,345              22,869
   Gandel Retail Trust - New Shares                  5,373               3,246
   General Property Trust                           31,838              46,124
   Leighton Holdings Ltd.                            6,806              36,060
   Lend Lease Corp. Ltd.                             6,604              44,117
   M.I.M. Holdings Ltd.                             24,212              14,130
   Macquarie Bank Ltd.                                 908              17,408
   Macquarie Infrastructure Group                    9,495              17,011
   Mayne Nickless Ltd.                              15,201              53,536
   National Australia Bank Ltd.                     20,360             332,053
   News Corp. Ltd.                                  26,025             208,119
   Normandy Mining Ltd.                             32,918              30,499
   Orica Ltd.                                       11,129              41,075
   QBE Insurance Group Ltd.                          8,559              33,649
   Rio Tinto Ltd.                                    4,911              93,533
   Santos Ltd.                                      14,910              47,321
   Southcorp Ltd.                                   15,047              58,154
   Suncorp-Metway Ltd.                               5,787              41,562
   TABCORP Holdings Ltd.                             8,666              43,651
   Telstra Corp. Ltd.                               74,624             207,805
   Transurban Group                          1       8,024              17,293
   Wesfarmers Ltd.                                   5,578              88,488
   Westfield Holdings Ltd.                           1,964              16,944
   Westfield Trust                           1      25,843              45,825
   Westfield Trust - New Shares                        919               1,600
   Westpac Banking Corp. Ltd.                       22,672             182,850
   WMC Ltd.                                         17,343              84,988
   Woodside Petroleum Ltd.                           5,402              37,030
   Woolworths Ltd.                                  13,984              80,460
                                                                  ------------
                                                                     3,202,940
                                                                  ------------
AUSTRIA--0.11%
   Oesterreichische Elektrizitaetswirtschafts
        AG "A"                                         534              39,940
   OMV AG                                              528              44,249


   Security                                         Shares           Value
   --------                                         ------        ------------
   Telekom Austria AG                        1       2,534        $     21,006
                                                                  ------------
                                                                       105,195
                                                                  ------------
BELGIUM--1.11%
   AGFA Gevaert NV                                   2,458              33,245
   Colruyt NV                                          742              32,373
   Delhaize-Le Lion SA                               1,256              65,367
   Dexia                                             2,881              41,429
   Dolmen Computer Applications NV                      64                 712
   Electrabel SA                                       648             135,013
   Fortis Group                                     12,263             318,289
   Groupe Bruxelles Lambert SA                       1,577              82,916
   Interbrew                                         2,034              55,691
   KBC Bankverzekerings Holding NV                   3,339             112,084
   PetroFina SA                              1           1                 534
   Solvay SA                                         1,138              68,548
   UCB SA                                            2,022              81,864
                                                                  ------------
                                                                     1,028,065
                                                                  ------------
DENMARK--0.89%
   A/S Dampskibsselskabet Svendborg " B"                 9              81,912
   D/S 1912 "B"                                         13              88,738
   Danisco A/S                                         900              32,226
   Danske Bank A/S                                  10,175             163,279
   Group 4 Falck A/S                                   300              33,591
   ISS A/S                                   1         600              29,532
   Novo Nordisk A/S "B"                              4,961             202,886
   Novozymes A/S "B"                                 1,438              29,017
   Tele Danmark A/S                                  2,509              89,388
   Vestas Wind Systems A/S                           1,390              37,953
   William Demant Holding                    1       1,200              31,184
                                                                  ------------
                                                                       819,706
                                                                  ------------
FINLAND--2.31%
   Fortum OYJ                                        6,266              26,501
   Hartwall OYJ ABP                                    784              15,986
   Instrumentarium Corp.                               408              17,074
   Kone Corp. "B"                                      408              30,152
   Metso Corp.                                       1,860              19,542
   Nokia OYJ                                        65,144           1,679,803
   Outokumpu OYJ                                     2,410              25,428
   Sampo-Leonia Insurance "A"                        6,257              49,027
   Sonera Group OYJ                                 12,780              64,749
   Stora Enso OYJ                                    4,011              51,357
   Tietoenator OYJ                                   1,471              38,966
   UPM-Kymmene OYJ                                   3,600             119,403
                                                                  ------------
                                                                     2,137,988
                                                                  ------------
FRANCE--10.48%
   Accor SA                                          2,802             101,867
   Air Liquide                                       1,127             157,948
   Alcatel SA "A"                                   16,021             273,890
   Alstom                                            2,004              22,287
   Aventis SA                                       10,100             717,195

                                      104

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                December 31, 2001

   Security                                              Shares        Value
   --------                                              ------      ----------
   AXA AG                                                21,289      $  444,891
   BIC SA                                                   943          32,209
   BNP Parisbas SA                                        5,694         509,529
   Bouygues SA                                            3,486         114,225
   Cap Gemini SA                                          1,626         117,416
   Carrefour Supermarche SA                               8,426         438,147
   Compagnie de Saint Gobain                              1,089         164,355
   Compagnie Generale des Etablissements
        Michelin "B"                                      2,102          69,344
   Dassault Systemes SA                                   1,285          61,785
   Essilor International SA                               2,110          63,783
   Etablissements Economiques du Casino
        Guichard-Perrachon SA                             1,056          81,474
   European Aeronautic Defence and
        Space Co.                                         1,902          23,100
   France Telecom SA                                      9,572         382,679
   Groupe Danone                                          1,827         222,866
   Lafarge SA                                             1,770         165,323
   Lagardere S.C.A.                                       1,830          76,583
   L'Oreal SA                                             6,992         503,658
   LVMH                                                   5,238         213,141
   Pechiney SA "A"                                        1,247          64,288
   Pernod Ricard                                            796          61,662
   Pinault-Printemps-Redoute SA                           1,395         179,609
   PSA Peugeot Citroen                                    3,297         140,177
   Publicis Groupe                                        1,884          49,906
   Renault SA                                               908          32,024
   Sagem SA                                                 453          27,730
   Sanofi-Synthelabo SA                                   7,574         565,139
   Schneider SA                                           2,348         112,896
   Societe Generale "A"                                   5,168         289,210
   Societe Television Francaise 1                           953          24,090
   Sodexho Alliance SA                                    1,968          84,128
   STMicroelectronics NV                                  9,942         319,127
   Suez SA                                               12,831         388,441
   Technip SA                                               323          43,140
   Thales/Ex Thomson CSF                                  1,740          60,035
   Thomson Multimedia                             1         625          19,199
   Total SA "B"                                           9,263       1,322,944
   Union du Credit Bail Immobilier                        1,011          51,356
   Usinor SA                                              3,724          46,588
   Valeo SA                                               1,268          50,580
   Vinci SA                                                 977          57,284
   Vivendi Universal SA                                  13,527         740,733
                                                                     ----------
                                                                      9,687,981
                                                                     ----------
GERMANY--7.74%
   Adidas AG                                                700          52,543
   Allianz AG                                             2,762         654,170
   Altana AG                                                203          10,122
   BASF AG                                                7,700         286,241
   Bayer AG                                               9,912         315,958
   Bayerische Hypo-Und Vereinsbank AG                     6,440         196,797
   Beiersdorf AG                                            975         110,688
   Continental AG                                         2,728          36,071

   Security                                              Shares        Value
   --------                                              ------      ----------
   DaimlerChrysler AG                                    12,975      $  558,586
   Deutsche Bank AG                                       7,867         556,180
   Deutsche Lufthansa AG                                  4,254          56,172
   Deutsche Post AG                                       3,034          40,495
   Deutsche Telekom AG                                   34,735         596,911
   Epcos AG                                                 900          44,475
   Fresenius Medical Care AG                              1,067          66,029
   Gehe AG                                                1,087          42,102
   Heidelberger Zement AG                                   855          41,110
   Infineon Technologies AG                               2,693          55,031
   Karstadtquelle AG                                      1,426          56,375
   Linde AG                                               1,762          71,384
   MAN AG                                                 1,948          41,194
   Marschollek, Lautenschlaeger and
        Partner AG                                          408          29,720
   Merck KGaA                                             1,952          72,112
   Metro AG                                               3,390         120,286
   Muenchener Rueckversicherungs-
        Gesellschaft AG                                   1,840         499,611
   Preussag AG                                            2,720          65,391
   RWE AG                                                 6,370         239,352
   SAP AG                                                 3,719         484,458
   Schering AG                                            2,667         141,532
   Siemens AG                                            12,144         803,949
   Thyssen Krupp AG                                       6,384          93,166
   Veba AG                                                9,510         492,651
   Volkswagen AG                                          4,121         192,640
   WCM Beteiligungs & Grundbesi AG                1       3,148          34,196
                                                                     ----------
                                                                      7,157,698
                                                                     ----------
GREECE--0.35%
   Coca-Cola Hellenic Bottling Co. SA                     1,500          21,637
   Commercial Bank of Greece                              1,700          56,158
   Credit Bank/ Greece                                    3,400          60,608
   EFG Eurobank Ergasias                                  2,000          27,816
   Hellenic Telecommunications
        Organization SA                                   4,990          81,309
   National Bank of Greece SA                             3,300          78,512
                                                                     ----------
                                                                        326,040
                                                                     ----------
HONG KONG--1.94%
   Bank of East Asia Ltd.                                23,000          49,551
   Cathay Pacific Airways Ltd.                           34,000          43,602
   Cheung Kong Ltd                                        9,000          93,487
   CLP Holdings Ltd.                                     34,200         130,480
   Esprit Holdings Ltd.                                  20,000          22,570
   Hang Seng Bank Ltd.                                   18,600         204,537
   Henderson Land Development Co. Ltd.                   16,000          72,226
   Hong Kong & China Gas Co. Ltd.                        66,066          80,911
   Hong Kong Exchanges & Clearing Ltd.                    4,000           6,078
   Hongkong Electric Holdings Ltd.                        3,000          11,157
   Hutchison Whampoa Ltd.                                44,700         431,359
   Johnson Electric Holdings Ltd.                        39,000          41,012
   Li & Fung Ltd.                                        36,000          40,396
   New World Development Co. Ltd.                        36,000          31,392

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                December 31, 2001

   Security                                          Shares             Value
   --------                                          -------         ----------
   Pacific Century Cyberworks Ltd.          1        160,591         $   44,275
   Shangri-La Asia Ltd.                               40,000             31,292
   Sino Land Company Ltd.                             62,000             24,645
   Sun Hung Kai Properties Ltd.                       27,000            218,138
   Swire Pacific Ltd. "A"                             21,500            117,179
   Television Broadcasts Ltd.                          7,000             30,341
   Wharf Holdings Ltd.                                28,000             68,404
                                                                     ----------
                                                                      1,793,032
                                                                     ----------
IRELAND--0.81%
   Allied Irish Banks PLC                            13,157             152,295
   Bank of Ireland                                    7,025              66,492
   CRH PLC                                            7,116             125,138
   Elan Corporation PLC                     1        14,529             207,632
   Irish Life & Permanent PLC                         5,332              53,933
   Kerry Group PLC "A"                                3,985              48,776
   Ryanair Holdings PLC                     1        19,364              57,648
   Smurfit (Jefferson) Group PLC                     16,935              36,944
                                                                     ----------
                                                                        748,858
                                                                     ----------
ITALY--4.08%
   Alitalia SpA                             1       114,948              13,337
   Arnoldo Mondadori Editore SpA                      4,306              27,222
   Assicurazioni Generali SpA                        15,802             438,987
   Autogrill SpA                                      2,837              26,296
   Autostrade SpA                                    14,094              97,884
   Banca di Roma SpA                                 21,494              42,582
   Banca Intesa SpA                                  68,264             170,797
   Benetton Group SpA                                 3,523              39,901
   Beni Stabili SpA                                  27,229              12,898
   Bipop Carire SpA                                  24,750              40,988
   Bulgari SpA                                        4,458              34,613
   Enel SpA                                          42,929             241,956
   ENI SpA                                           48,589             609,151
   Fiat SpA                                           4,774              76,599
   Gruppo Editoriale L'Espresso                       5,700              17,053
   Italgas SpA                                        4,994              46,868
   Mediaset SpA                                      13,595              99,382
   Mediobanca Banca SpA                               8,961             100,374
   Parmalat Finanziaria SpA                          13,021              35,129
   Pirelli SpA                                       30,490              53,483
   Riunione Adriatica di Sicurta SpA                  8,412              99,093
   San Paolo - IMI SpA                               16,943             181,787
   Seat-Paginne Gialle SpA                          148,208              38,933
   Telecom Italia Mobile SpA                         88,717             495,289
   Telecom Italia SpA                                17,793              95,057
   Telecom Italia SpA "A"                            43,557             372,317
   Tiscali SpA                                       12,390              21,664
   Unicredito Italiano SpA                           59,106             237,352
                                                                     ----------
                                                                      3,766,992
                                                                     ----------
JAPAN--20.02%
   Acom Co. Ltd.                                      1,600             116,588
   Advantest Corp.                                    1,300              73,600

Security                                            Shares             Value
--------                                            -------          ----------
AIFUL CORPORATION                                       250          $   16,176
Ajinomoto Co. Inc.                                    8,000              78,132
Alps Electric Co Ltd                                  3,000              20,372
Amada Co. Ltd.                                        6,000              23,806
Asahi Bank Ltd. (The)                                39,000              24,402
Asahi Breweries Ltd.                                  7,000              62,971
Asahi Glass Co. Ltd.                                 16,000              94,613
Asahi Kasei Corp.                                    19,000              66,686
Bank of Fukuoka Ltd.                                 11,000              37,266
Bank of Yokohama Ltd.                                16,000              55,792
Benesse Corporation                                   1,500              38,913
Bridgestone Corp.                                    11,000             116,412
Canon Inc.                                           12,000             412,940
Casio Computer Co. Ltd.                               6,000              26,003
Central Japan Railway Co.                                24             155,288
Chubu Electric Power Co. Inc.                         2,600              46,818
Chugai Pharmaceutical Co. Ltd.                        4,000              46,360
Chuo Mitsui Trust & Banking Co. Ltd.                 15,000              14,878
Citizen Watch Co. Ltd.                                5,000              24,912
Credit Saison Co Ltd                                  2,200              42,805
CSK Corp.                                             1,100              25,767
Dai Nippon Printing Co. Ltd.                          9,000              89,959
Daiichi Pharmaceutical Co. Ltd.                       4,000              77,827
Daikin Industries Ltd.                                4,000              62,719
Dainippon Ink & Chemical Inc.                        14,000              19,975
Daito Trust Construction Co. Ltd.                     1,900              29,067
Daiwa Bank Holdings Inc.                    1        32,000              20,022
Daiwa House Industry Co. Ltd.                         8,000              45,658
Daiwa Securities Group Inc.                          17,000              89,371
Denso Corp.                                          11,000             145,704
East Japan Railway Co.                                   48             231,833
Ebara Corporation                                     5,000              30,139
Eisai Co. Ltd.                                        4,000              99,496
Fanuc Ltd.                                            2,800             119,213
Fast Retailing Co. Ltd.                                 200              17,793
Fuji Photo Film Co.                                   7,000             249,962
Fuji Soft ABC Inc.                                      500              19,915
Fuji Television Network Inc.                              6              24,218
Fujikura Ltd.                                         7,000              26,278
Fujisawa Pharmaceutical Co. Ltd.                      2,000              46,086
Fujitsu Ltd.                                         26,000             189,257
Furukawa Electric Co. Ltd.                            9,000              47,794
Gunma Bank Ltd.                                      10,000              45,781
Heavy Industries Co. Ltd.                            19,000              29,573
Hirose Electric Co. Ltd.                                600              40,882
Hitachi Ltd.                                         42,000             307,646
Honda Motor Co. Ltd.                                 11,000             438,959
Hoya Corp.                                            1,500              89,615
Isetan Co. Ltd.                                       4,000              40,989
Itochu Corp.                                         19,000              42,911
Ito-Yokado Co. Ltd.                                   6,000             271,021
Japan Airlines Co. Ltd.                              19,000              45,520
Japan Energy Corp.                                   18,000              20,189
Japan Tobacco Inc.                                       21             132,191
JGC Engineering & Construction                        4,000              29,513

                      INTERNATIONAL INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                                Shares      Value
   --------                                                ------     --------
Joyo Bank Ltd.                                             16,000     $ 44,315
Jusco Co. Ltd.                                              5,000      112,925
Kajima Corp.                                               14,000       38,028
Kaneka Corp.                                                7,000       42,675
Kansai Electric Power Co. Inc.                             12,800      183,318
Kao Corp.                                                   8,000      166,336
Kawasaki Heavy Industries Ltd.                      1      20,000       18,312
Kawasaki Steel Corp.                                       40,000       40,592
Keihin Electric Express Railway Co. Ltd.                   11,000       41,629
Keyence Corp.                                                 200       33,252
Kinden Corp.                                                6,000       28,063
Kinki Nippon Railway Co. Ltd.                              23,000       73,706
Kirin Brewery Co. Ltd.                                     13,000       92,942
Komatsu Ltd.                                               14,000       50,099
Konami Company Ltd.                                         1,700       50,458
Konica Corp.                                                7,000       41,180
Kubota Corp.                                               20,000       52,496
Kuraray Co. Ltd.                                            6,000       38,318
Kurita Water Industries Ltd.                                3,000       37,243
Kyocera Corp.                                               2,400      156,570
Kyowa Hakko Kogyo Co. Ltd.                                  7,000       33,221
Kyushu Electric Power Co. Inc.                              1,500       21,608
Marubeni Corp.                                      1      22,000       13,262
Marui Co. Ltd.                                              5,000       59,133
Matsushita Communication Industrial
     Co. Inc.                                                 600       16,252
Matsushita Electric Industrial Co. Ltd.                    26,000      333,876
Matsushita Electric Works Ltd.                              1,000        8,233
Meiji Seika Inc.                                            7,000       28,041
Minebea Co. Ltd.                                            6,000       32,321
Mitsubishi Chemical Corp.                                  29,000       61,735
Mitsubishi Corp.                                           19,000      123,371
Mitsubishi Electric Corp.                                  28,000      108,318
Mitsubishi Estate Co. Ltd.                                 16,000      117,077
Mitsubishi Heavy Industries Ltd.                           44,000      117,502
Mitsubishi Materials Corp.                                 18,000       24,584
Mitsubishi Rayon Co.                                       11,000       28,109
Mitsubishi Tokyo Financial                          1          63      423,873
Mitsui & Co. Ltd.                                          21,000      103,990
Mitsui Engineering & Shipbuilding
     Co. Ltd.                                               8,000        7,935
Mitsui Fudosan Co. Ltd.                                    11,000       83,931
Mitsui Marine & Fire Insurance Co. Ltd.                    19,900       93,381
Mitsui Mining & Smelting Co.                               10,000       32,809
Mitsukoshi Ltd.                                             8,000       22,463
Mizuho Holding Inc.                                           111      226,133
Murata Manufacturing Co. Ltd.                               3,400      203,906
NEC Corp.                                                  21,000      214,229
NGK Insulators Ltd.                                         5,000       37,044
NGK Spark Plug Co. Ltd.                                     4,000       28,811
Nidec Corp.                                                   800       42,118
Nikko Cordial Corp.                                         7,000       31,245
Nikon Corp.                                                 5,000       38,494
Nintendo Co. Ltd.                                           1,700      297,688
Nippon COMSYS Corp.                                         3,000       16,046
Nippon Express Co. Ltd.                                    15,000       50,931


   Security                                                Shares      Value
   --------                                                ------     --------
Nippon Meat Packers Inc.                                    4,000     $ 42,423
Nippon Mitusubishi Oil Corp.                               20,000       76,300
Nippon Sheet Glass Co. Ltd.                                 7,000       22,112
Nippon Steel Corp.                                         91,000      131,231
Nippon Telegraph & Telephone Corp.                            112      364,902
Nippon Unipac Holding                                          13       58,027
Nippon Yusen Kabushiki Kaisha                              19,000       57,264
Nishin Flour Milling Co. Ltd.                               5,000       30,139
Nissan Motor Co. Ltd.                                      46,000      243,933
Nissin Food Products                                        2,200       42,973
Nitto Denko Corp.                                           2,500       57,798
NKK Corp.                                                  16,000       11,354
Nomura Securities Co. Ltd.                                 25,000      320,465
NSK Ltd.                                                    9,000       31,039
NTT Data Corp.                                                  9       32,001
NTT DoCoMo Inc.                                                27      317,259
Obayashi Corp.                                             10,000       28,384
Oji Paper Co. Ltd.                                         14,000       55,654
Olympus Optical Co. Ltd.                                    4,000       57,531
Omron Corp.                                                 4,000       53,411
Onward Kashiyama Co. Ltd.                                   1,000        9,599
Oracle Corp. Japan                                            200       12,208
Oriental Land Co. Ltd.                                      1,200       82,497
Orix Corp.                                                  1,100       98,535
Osaka Gas Co. Ltd.                                         31,000       74,034
Pioneer Electronic Corp.                                    2,600       56,737
Promise Co. Ltd.                                            1,600       86,556
Ricoh Co. Ltd.                                              4,000       74,470
Rohm Co. Ltd.                                               1,500      194,682
Sankyo Co. Ltd.                                             6,000      102,778
Sanyo Electric Co. Ltd.                                    24,000      113,352
Secom Co. Ltd.                                              3,000      150,618
Sega Enterprises Ltd.                                       1,800       35,915
Sekisui Chemical Co. Ltd.                                   9,000       23,692
Sekisui House Ltd.                                          9,000       65,237
Seven-Eleven Japan Co. Ltd.                                 3,000      109,415
Seventy Seven Bank Ltd.                                     7,000       30,925
Sharp Corp.                                                15,000      175,453
Shimamura Co. Ltd.                                            500       29,376
Shimano Inc.                                                2,300       26,148
Shimizu Corp.                                              11,000       37,266
Shin-Etsu Chemical Co. Ltd.                                 5,400      194,064
Shionogi & Co. Ltd.                                         5,000       85,457
Shiseido Co.                                                7,000       64,680
Shizuoka Bank Ltd.                                         10,000       75,691
Showa Denko K.K.                                           17,000       18,159
Showa Shell Sekiyu K.K.                                     5,000       26,553
Skylark Co.                                                 2,000       33,572
SMC Corp.                                                     900       91,607
Softbank Corp.                                              3,700       59,850
Sony Corp.                                                 11,900      543,881
Sumitomo Bank Ltd. (The)                                   65,000      275,256
Sumitomo Chemical Co. Ltd.                                 20,000       67,908
Sumitomo Corp.                                             13,000       59,614
Sumitomo Electric Industries                               10,000       69,815


                      INTERNATIONAL INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001


   Security                                         Shares            Value
   --------                                         ------         -----------
   Sumitomo Metal Industries Ltd                    55,000         $    17,628
   Sumitomo Metal Mining Co. Ltd.                    9,000              30,010
   Sumitomo Realty & Development Co. Ltd.            1,000               4,578
   Sumitomo Trust & Banking Co. Ltd. (The)           5,000              20,296
   Taiheiyo Cement Corp.                            16,000              24,294
   Taisei Corp.                                     13,000              28,170
   Taisho Pharmaceutical Co. Ltd.                    5,000              78,590
   Taiyo Yuden Co. Ltd.                              2,000              30,291
   Takara Shuzo Co. Ltd.                             3,000              25,225
   Takashimaya Co. Ltd.                              6,000              35,389
   Takeda Chemical Industries                       11,000             497,712
   Takefuji Corp.                                    1,610             116,457
   TDK Corp.                                           700              33,008
   Teijin Ltd.                                      13,000              49,893
   Terumo Corp.                                      3,100              40,163
   Tobu Railway Co. Ltd.                            18,000              47,383
   Toho Co. Ltd.                                       400              43,278
   Tohoku Electric Power Co. Inc.                    6,200              85,057
   Tokio Marine & Fire Insurance Co. Ltd.           19,000             138,882
   Tokyo Broadcasting System                         1,000              15,184
   Tokyo Electric Power Co. Inc.                    17,200             366,154
   Tokyo Electronics Ltd.                            2,300             112,841
   Tokyo Gas Co. Ltd.                               34,000              91,059
   Tokyu Corp.                                      15,000              45,209
   Toppan Printing Co. Ltd.                         10,000              92,248
   Toray Industries Inc.                            20,000              48,374
   Toshiba Corp.                                    41,000             140,774
   Tostem Corp.                                      5,000              67,641
   Toto Ltd.                                         6,000              28,613
   Toyo Information Systems                            700              16,718
   Toyo Seikan Kaisha Ltd.                           3,000              38,318
   Toyota Motor Corp.                               40,700           1,031,008
   Trend Micro Inc.                          1         500              11,827
   UBE Industries Ltd.                               9,000               8,859
   UFJ Holdings Inc.                         1          18              39,692
   Uni-Charm Corp.                                   1,300              27,178
   Uny Co. Ltd.                                      3,000              30,490
   Wacoal Corp.                                      4,000              31,863
   West Japan Railway Company                            2               8,942
   World Co. Ltd.                                      500              15,069
   Yakult Honsha Co. Ltd.                            3,000              22,433
   Yamaha Corp.                                      3,000              22,204
   Yamanouchi Pharmaceutical Co. Ltd.                5,000             132,001
   Yamato Transport Co. Ltd.                         6,000             113,078
   Yasuda Fire & Marine Insurance Co.
        Ltd. (The)                                   3,000              17,168
   Yokogawa Electric                                 5,000              39,867
                                                                   -----------
                                                                    18,513,619
                                                                   -----------
NETHERLANDS--5.75%
   ABN AMRO Holding NV                              20,707             333,534
   Aegon NV                                         15,848             428,977
   Akzo Nobel NV                                     3,831             171,068
   ASM Lithography Holding NV                1       6,504             113,043
   Burhmann NV                                       1,897              20,826


   Security                                         Shares            Value
   --------                                         ------         -----------
   Elsevier NV                                       9,613         $   113,669
   Getronics NV                                      6,034              19,557
   Hagemeyer NV                                      1,677              31,357
   Heineken NV                                       4,351             164,990
   IHC Caland NV                                       538              25,149
   ING Groep NV                                     25,562             651,859
   Koninklijke Ahold NV                      1      11,211             326,221
   Philips Electronics NV                           18,293             543,697
   QIAGEN NV                                 1       1,900              35,527
   Royal Dutch Petroleum Co.                        29,377           1,488,350
   Royal KPN NV                                     22,502             114,405
   TNT Post Group NV                                 6,462             139,816
   Unilever NV - CVA                                 7,744             454,053
   Vedior NV                                         1,578              18,926
   VNU NV                                            1,303              40,038
   Wolters Kluwer NV - CVA                           3,728              84,977
                                                                   -----------
                                                                     5,320,039
                                                                   -----------
NEW ZEALAND--0.05%
   Carter Holt Harvey Ltd.                          30,000              21,237
   Telecom Corp. of New Zealand Ltd.                13,640              28,398
                                                                   -----------
                                                                        49,635
                                                                   -----------
NORWAY--0.51%
   DnB Holding ASA                                  11,962              53,880
   Norsk Hydro ASA                                   3,628             152,089
   Norske Skogindustrier ASA                         2,197              41,274
   Orkla ASA                                         4,077              69,092
   Statoil ASA                                       6,340              43,471
   Storebrand ASA                                    6,789              39,360
   Tandberg ASA                              1         709              15,809
   Telenor ASA                                       8,100              34,859
   Tomra Systems ASA                                 2,600              24,930
                                                                   -----------
                                                                       474,764
                                                                   -----------
PORTUGAL--0.49%
   Banco Comercial Portugues SA "R"          1      28,645             116,050
   Banco Espirito Santo e Comercial
        de Lisboa SA                                 3,525              45,416
   Banco Portuguese de Invest SA                    10,503              21,135
   Brisa-Auto Estradas de Portugal SA                8,552              36,246
   Cimentos de Portugal SA                           1,698              29,784
   Electricidade de Portugal SA                     34,855              75,726
   Portugal Telecom SA                       1      14,360             111,879
   Sonae SGPS SA                                    28,155              20,305
                                                                   -----------
                                                                       456,541
                                                                   -----------
SINGAPORE--0.87%
   Capitaland Ltd.                           1      38,000              38,483
   Chartered Semiconductor Manufacturing
        Ltd.                                 1      15,000              39,806
   City Developments Ltd.                           13,000              42,595
   DBS Group Holdings Ltd.                          18,652             139,398

                                      108



                      INTERNATIONAL INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                        Shares              Value
   --------                                        -------          ----------
   Oversea-Chinese Banking Corp Ltd. -
        Ordinary Shares                             18,350          $  109,315
   Singapore Airlines Ltd.                          15,000              89,358
   Singapore Press Holdings Ltd.                     6,000              70,837
   Singapore Technologies Engineering Ltd.          38,000              48,363
   Singapore Telecommunications Ltd.                83,000              79,116
   United Overseas Bank Ltd.                        17,392             119,620
   Venture Manufacturing Ltd.                        4,000              28,811
                                                                    ----------
                                                                       805,702
                                                                    ----------
SPAIN--3.26%
   Acerinox SA                                         752              25,143
   Altadis SA                                        5,342              90,850
   Autopistas Concesionaria Espanola SA              5,442              54,222
   Banco Bilbao Vizcaya SA                          44,059             545,301
   Banco Santander Central Hispano SA               59,624             499,572
   Endesa SA                                        14,175             221,758
   Fomento de Construcciones y Contratas
        SA                                           1,774              36,725
   Gas Natural SDG SA                                4,935              82,170
   Grupo Dragados SA                                 2,879              38,529
   Iberdrola SA                                     12,696             165,273
   Inditex                                           2,901              55,303
   Repsol YPF SA                                    16,467             240,168
   Sociedad General de Aguas de Barcelona            3,367              41,972
   Sociedad General de Aguas de Barcelona
        SA                                              33                 403
   Telefonica SA                             1      59,614             797,796
   Terra Networks SA                         1       2,262              18,530
   Union Electrica Fenosa SA                         4,548              73,621
   Zeltia SA Rights                          1       2,783              21,658
                                                                    ----------
                                                                     3,008,994
                                                                    ----------
SWEDEN--2.41%
   ASSA Abloy AB "B"                                 4,800              69,096
   Atlas Copco AB "B"                                2,419              54,077
   Billerud                                              4                  27
   Drott AB "B"                                      2,450              25,225
   Electrolux AB "B"                                 5,594              83,459
   Gambro AB "A"                                     2,112              13,188
   Hennes & Mauritz AB "B"                           9,623             199,071
   Modern Times Group MTG AB "B"             1         707              15,569
   Nordea AB                                        36,683             194,086
   OM Gruppen AB                                     1,800              23,680
   Sandvik AB                                        3,895              83,360
   Securitas AB "B"                                  4,665              88,500
   Skandia Forsakrings AB                           12,920              93,608
   Skandinaviska Enskilda Banken (SEB) "A"           9,700              88,311
   Skanska AB "B"                                    7,552              49,316
   Svenska Cellulosa AB "B"                          3,113              85,172
   Svenska Handelsbanken AB "B"                      8,200             120,385
   Swedish Match AB                                  9,628              50,941
   Tele2 AB "B"                              1       1,708              61,548
   Telefonakfiebolaget Ericsson AB "B"             108,768             591,034
   Telia AB                                         17,726              78,916
   Trelleborg AB "B"                                 2,686              20,613


   Security                                         Shares             Value
   --------                                         ------          ----------
   Volvo AB "A"                                      2,500          $   40,397
   Volvo AB "B"                                      4,480              75,167
   WM-Data AB "B"                                    7,655              19,193
                                                                    ----------
                                                                     2,223,939
                                                                    ----------
SWITZERLAND--7.38%
   ABB Ltd.                                         17,471             168,370
   Adecco SA                                         2,219             120,623
   Ciba Specialty Chemicals AG                         486              30,370
   Clariant AG - Registered                          1,374              25,862
   Compagnie Financiere Richemont AG                 3,319              61,672
   Credit Suisse Group                              15,808             674,120
   Givaudan - Foreign Registered                       133              40,535
   Holcim Ltd. "B"                                     405              87,330
   Kudelski SA - Bearer                                577              33,711
   Logitech Intenational SA                            625              22,869
   Lonza AG                                            100              65,352
   Nestle SA                                         5,329           1,136,254
   Novartis AG                                      39,851           1,440,179
   Roche Holding AG - Bearer                         1,765             144,581
   Roche Holding AG - Genusschein                    9,612             686,055
   Serono SA                                            46              40,147
   SGS Societe Generale de Surveillance
        Holding SA                                     140              22,473
   Swatch Group (The) AG                             2,000              39,633
   Swatch Group (The) AG "B"                           470              42,251
   Swiss Reinsurance                                 3,963             398,627
   Swisscom AG                                         770             213,341
   Syngenta AG                               1       1,613              83,552
   Synthes-Stratec Inc.                                 23              16,014
   UBS AG - Registered                              18,424             929,939
   Unaxis Holding AG "R"                               230              24,797
   Zurich Financial Services AG                      1,177             276,128
                                                                    ----------
                                                                     6,824,785
                                                                    ----------
UNITED KINGDOM--25.13%
   Airtours PLC                                      8,561              31,149
   AMEC PLC                                          2,657              15,275
   AMVESCAP PLC                                     11,120             160,383
   Arm Holdings PLC                          1      14,984              78,290
   AstraZeneca PLC                                  24,001           1,082,159
   AWG PLC                                   1       5,916              46,494
   BAA PLC                                          14,434             115,644
   BAE Systems PLC                                  32,954             148,438
   Balfour Beatty PLC                                5,412              13,626
   Barclays PLC                                     22,948             759,813
   Barratt Developments PLC                          2,924              18,224
   Bass PLC                                         12,240             121,136
   BBA Group PLC                                     8,492              34,977
   Berkeley Group PLC (The)                          2,351              24,116
   BG Group PLC                                     49,518             201,791
   Billiton PLC                                     15,216              77,287
   BOC Group PLC                                     6,753             104,180
   Boots Co. PLC                                    11,868             100,959
   BP Amoco PLC                                    308,736           2,399,434

                                      109

INTERNATIONAL INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001

   Security                                          Shares        Value
   --------                                          -------    -----------
Brambles Industries PLC                    1           9,548    $    47,246
British Airways PLC                                   14,961         42,459
British American Tobacco PLC                          27,654        234,442
British Land Co. PLC                                   7,760         52,742
British Sky Broadcasting Group PLC         1          19,470        214,225
BT Group PLC                                         118,818        437,500
BTG PLC                                    1           1,753         19,186
Bunzl PLC                                              7,064         45,236
Cable & Wireless PLC                                  20,889        100,478
Cadbury Schweppes PLC                                 27,290        173,963
Canary Wharf Finance PLC                   1           9,565         62,052
Capita Group PLC                                       8,619         61,497
Carlton Communications PLC                            12,856         45,467
Celltech Group PLC                         1           3,550         45,156
Centrica PLC                                          52,758        170,461
CGU PLC                                               29,795        366,422
Chub PLC                                              15,278         38,245
CMG PLC                                               10,663         37,711
Compass Group PLC                                     30,235        226,620
Corus Group PLC                            1          51,927         54,414
Daily Mail and General Trust "A"                       2,133         20,116
De La Rue PLC                                          2,953         19,476
Diageo PLC                                            46,161        527,380
Dixons Group PLC                                      27,843         95,229
Electrocomponents PLC                                  5,851         45,643
EMI Group PLC                                         12,622         65,581
Exel PLC                                               4,881         55,764
FKI PLC                                                9,345         25,161
GKN PLC                                               12,002         46,289
GlaxoSmithKline PLC                                   85,394      2,141,374
Granada Compass PLC                                   37,057         77,394
Great Universal Stores PLC                            14,275        134,004
Hammerson PLC                                          4,412         28,478
Hanson PLC                                            10,233         70,593
Hays PLC                                              23,428         70,921
HBOS PLC                                              48,504        561,914
Hilton Group PLC                                      25,162         77,270
HSBC Holdings PLC                                    128,706      1,509,786
IMI PLC                                                5,281         20,675
Imperial Chemical Industries PLC                      10,723         59,147
Imperial Tobacco Group PLC                             2,990         39,426
International Power PLC                    1          16,708         49,242
Invensys PLC                                          50,838         88,234
J Sainsbury PLC                                       24,935        132,821
Johnson Matthey PLC                                    3,522         48,901
Kidde PLC                                             16,008         15,609
Kingfisher PLC                                        18,788        109,649
Land Securities PLC                                    6,367         72,603
Lattice Group PLC                                     48,006        108,993
Legal & General Group PLC                             67,446        156,077
Lloyds TSB Group PLC                                  76,002        825,169
Logica PLC                                             6,630         61,755
Man Group PLC                                          1,502         26,057
Marconi PLC                                           61,698         37,488
Marks & Spencer PLC                                   37,999        199,647

   Security                                          Shares        Value
   --------                                          -------    -----------
Misys PLC                                              9,480    $    44,840
National Grid Group PLC                               20,532        127,896
Next PLC                                               2,330         30,350
Novar PLC                                             12,000         22,171
Nycomed Amersham PLC "A"                               9,180         88,781
P&O Princess Cruises PLC                              10,594         61,674
Pace Micro Technology PLC                              3,220         16,402
Pearson PLC                                           10,997        126,600
Peninsular & Oriental Steam Navigation
     Co. PLC                                          14,694         50,844
Pilkington PLC                                        20,386         33,229
Provident Financial PLC                                4,785         44,918
Prudential Corp. PLC                                  27,345        316,789
Railtrack Group PLC                                    7,258          7,394
Rank Group PLC                                         8,583         28,731
Reckitt Benckiser PLC                                  3,872         56,353
Reed International PLC                                17,384        144,212
Rentokil Initial PLC                                  27,771        111,553
Reuters Group PLC                                     20,144        199,359
Rexam PLC                                              4,829         26,338
Rio Tinto PLC                                         14,317        274,214
RMC Group PLC                                          4,043         36,423
Royal Bank of Scotland Group PLC                       1,005          1,130
Royal Bank of Scotland Group PLC
     Warrants (Expires 12/19/02)                      37,227        905,889
Royal Sun Alliance Industries Group PLC               11,087         63,697
Safeway PLC                                            7,062         32,890
Sage Group PLC                                        16,813         55,913
Schroders PLC                                          3,868         47,569
Scottish & Southern Energy PLC                         5,075         45,055
Scottish Newcastle Breweries PLC                       3,577         27,331
Scottish Power PLC                                    24,314        134,469
Serco Group PLC                                        3,299         17,285
Severn Trent PLC                                       2,300         24,068
Shell Transport & Trading Co. PLC                     65,164        447,644
Signet Group PLC                                      13,690         19,028
Slough Estates PLC                                     7,368         35,548
Smith & Nephew PLC                                    13,497         81,521
Smiths Group PLC                                       8,306         81,839
Spirent PLC                                            7,443         17,115
SSL International PLC                                  3,915         30,911
Stagecoach Holdings PLC                               18,275         19,682
Tate & Lyle PLC                                        6,823         34,259
Taylor Woodrow PLC                                    11,811         29,223
Tesco PLC                                             93,596        339,183
3i Group PLC                                           9,019        112,820
Unilever PLC                                          39,374        323,198
United Business Media PLC                              2,720         19,002
United Utilities PLC                                   7,650         68,528
Vodafone Group PLC ADR                               941,388      2,462,765
Whitebread PLC                                         3,564         28,477
Wolseley PLC                                           8,479         70,957
Woolworths Group PLC                                  18,249         12,583
WPP Group PLC                                         14,387        159,135
                                                                -----------
                                                                 23,230,548
                                                                -----------

                      INTERNATIONAL INDEX MASTER PORTFOLIO

                             Schedule of Investments
                                December 31, 2001


   Security                              Shares              Value
   --------                            ----------         -----------
TOTAL COMMON STOCKS
   (Cost: $113,304,259)                                   $91,683,061
                                                          -----------

PREFERRED STOCKS--0.29%
AUSTRALIA--0.20%
   News Corp. Ltd.                       27,920               186,514
                                                          -----------
                                                              186,514
                                                          -----------

GERMANY--0.09%
   Hugo Boss AG                           1,100                23,448
   Prosieben Satellite Media AG           2,200                11,263
   Volkswagen AG                          1,600                49,649
                                                          -----------
                                                               84,360
                                                          -----------

TOTAL PREFERRED STOCKS
   (Cost: $370,116)                                           270,874
                                                          -----------

   Security                            Face Amount           Value
   --------                            -----------        -----------
SHORT TERM INSTRUMENTS--4.85%
   Barclays Global Investors Funds
     Institutional Money Market Fund,
       Institutional Shares             $2,151,612          2,151,612
   Dreyfus Money Market Fund               943,453            943,453
   Goldman Sachs Financial Square
     Prime Obligation Fund                 579,047            579,047
   Providian Temp Cash
     Money Market Fund                     805,796            805,796
                                                          -----------

TOTAL SHORT TERM INSTRUMENTS
   (Cost: $4,479,908)                                       4,479,908

TOTAL INVESTMENTS IN SECURITIES -- 104.30%
   (Cost: $118,154,283)                                    96,433,843

Other Assets, Less Liabilities -- (4.30%)                  (3,975,210)
                                                          -----------
NET ASSETS-- 100.00%                                      $92,458,633
                                                          -----------

1 Non-income earning securities.


The accompanying notes are an integral part of these financial statements.

                           MASTER INVESTMENT PORTFOLIO

                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 2001



                                                        S&P 500 Index       Russell 2000         International
                                                            Master              Index                Index
                                                          Portfolio        Master Portfolio     Master Portfolio
                                                        --------------     ----------------     ----------------
ASSETS

   Investments at cost                                  $2,922,136,154        $69,358,186          $118,154,283
                                                        --------------        -----------          ------------
   Foreign currency, at cost                            $           --        $        --          $      6,781
                                                        --------------        -----------          ------------
   Investments in securities, at value (including
     securities on loan(1)) (Note 1)                    $2,974,355,332        $71,558,275          $ 96,433,843
   Cash pledged for margin requirements (Note 1)                    --                 --               548,920
   Foreign currency, at value                                       --                 --                 6,581
   Receivables:
        Investment securities sold                             486,298             85,508                 9,872
        Dividends and interest                               3,192,054             91,895               141,380
   Unrealized gain on forward currency exchange
     contracts                                                      --                 --                10,735
                                                        --------------        -----------          ------------
   Total Assets                                          2,978,033,684         71,735,678            97,151,331
                                                        --------------        -----------          ------------
LIABILITIES

   Payables:
        Investment securities purchased                      1,595,819                 --                    --
        Due to broker - variation margin                       410,821             26,100               463,032
        Collateral for securities loaned (Note 4)          183,860,919          6,209,957             4,174,912
        Advisory fees (Note 2)                                 252,175              9,196                18,345
        Administration fees (Note 2)                                --              2,299                23,216
   Unrealized loss on forward currency exchange
     contracts                                                      --                 --                13,193
                                                        --------------        -----------          ------------
   Total Liabilities                                       186,119,734          6,247,552             4,692,698
                                                        --------------        -----------          ------------
NET ASSETS                                              $2,791,913,950        $65,488,126          $ 92,458,633
                                                        ==============        ===========          ============

 1 Securities on loan with market values of $176,433,842, $5,897,922 and $3,924,434, respectively. See Note 4.




The accompanying notes are an integral part of these financial statements.

                           MASTER INVESTMENT PORTFOLIO

                            STATEMENTS OF OPERATIONS
                                December 31, 2001

                                                       S&P 500 Index      Russell 2000 Index    International Index
                                                      Master Portfolio     Master Portfolio      Master Portfolio
                                                      ----------------    ------------------    -------------------
NET INVESTMENT INCOME
     Dividends                                      1  $   36,774,505         $  864,282           $  1,547,143
     Interest                                               1,437,576             64,575                 73,704
     Securities lending income                                235,396             15,501                 43,844
                                                       --------------         ----------           ------------
   Total investment income                                 38,447,477            944,358              1,664,691
                                                       --------------         ----------           ------------
EXPENSES (Note 2)
     Advisory fees                                          1,422,538             48,778                143,914
     Administration fees                                           --             12,194                 95,943
                                                       --------------         ----------           ------------
   Total expenses                                           1,422,538             60,972                239,857
                                                       --------------         ----------           ------------
   Net investment income                                   37,024,939            883,386              1,424,834
                                                       --------------         ----------           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) on sale of investments      (10,767,974)         1,063,756             (4,041,000)
     Net realized gain (loss) on sale of futures
       contracts                                           (1,864,700)            90,237               (419,885)
     Net realized loss on foreign currency
       transactions                                                --                 --                (58,634)
     Net change in unrealized appreciation
       (depreciation) of investments                     (405,136,558)            38,665            (20,451,711)
     Net change in unrealized appreciation
       (depreciation) of futures contracts                    992,624              4,350                 24,274
     Net change in unrealized appreciation
       (depreciation) on translation of assets and
       liabilities in foreign currencies                           --                 --                (34,661)
                                                       --------------         ----------           ------------
   Net gain (loss) on investments                        (416,776,608)         1,197,008            (24,981,617)
                                                       --------------         ----------           ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                             $(379,751,669)        $2,080,394           $(23,556,783)
                                                       ==============         ==========           ============

1    Net of foreign withholding tax of $163,302, $- and $211,098, respectively.


The accompanying notes are an integral part of these financial statements.

                           MASTER INVESTMENT PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                               S&P 500 Index Master Portfolio
                                                                           ---------------------------------------
                                                                                 For the              For the
                                                                               Year Ended           Year Ended
                                                                            December 31, 2001    December 31, 2000
                                                                           ------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net investment income                                                    $   37,024,939       $    47,775,321
    Net realized gain (loss)                                                    (12,632,674)          854,753,964
    Net change in unrealized appreciation (depreciation)                       (404,143,934)       (1,244,831,494)
                                                                             --------------       ---------------
  Net increase (decrease) in net assets resulting from operations              (379,751,669)         (342,302,209)
                                                                             --------------       ---------------
Interestholder transactions:
    Contributions                                                               931,988,808         1,599,306,476
    Withdrawals                                                                (988,412,872)       (2,856,439,610)
                                                                             --------------       ---------------
  Net increase (decrease) in net assets resulting from interestholder
    transactions                                                                (56,424,064)       (1,257,133,134)
                                                                             --------------       ---------------
  Increase (decrease) in net assets                                            (436,175,733)       (1,599,435,343)

NET ASSETS:
  Beginning of period                                                         3,228,089,683         4,827,525,026
                                                                             --------------       ---------------
  End of period                                                              $2,791,913,950       $ 3,228,089,683
                                                                             ==============       ===============


*For the period from December 19, 2000 (commencement of operations) to December 31, 2000.

The accompanying notes are an integral part of these financial statements.

     Russell 2000 Index Master Portfolio        International Index Master Portfolio
   ----------------------------------------    --------------------------------------
        For the               For the               For the              For the
      Year Ended           Period Ended            Year Ended           Year Ended
   December 31, 2001    December 31, 2000 *    December 31, 2001    December 31, 2000
   -----------------    -------------------    -----------------    -----------------


     $    883,386           $    54,437            $ 1,424,834         $  1,038,737
        1,153,993               (13,760)            (4,519,519)           1,485,818
           43,015             2,179,224            (20,462,098)         (13,054,638)
     ------------           -----------           ------------         ------------
        2,080,394             2,219,901            (23,556,783)         (10,530,083)
     ------------           -----------           ------------         ------------

       22,766,923            50,010,000             27,264,274           96,549,910
      (11,589,092)                   --            (17,072,044)         (43,819,294)
     ------------           -----------           ------------         ------------

       11,177,831            50,010,000             10,192,230           52,730,616
     ------------           -----------           ------------         ------------
       13,258,225            52,229,901            (13,364,553)          42,200,533

       52,229,901                    --            105,823,186           63,622,653
     ------------           -----------           ------------         ------------
     $ 65,488,126           $52,229,901           $ 92,458,633         $105,823,186
     ============           ===========           ============         ============

                           MASTER INVESTMENT PORTFOLIO
                       NOTES TO THE FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

    These financial statements relate only to the S&P 500 Index, Russell 2000 Index and International Index Master Portfolios (each, a "Master Portfolio", collectively the "Master Portfolios").

    The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

    The equity securities of each Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

    Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolios amortize premiums and accrete discounts on debt securities purchased, using a constant yield to maturity method.

FOREIGN CURRENCY TRANSLATION

    The accounting records of the Master Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transactions.

    The Master Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Master Portfolios as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FEDERAL INCOME TAXES

    MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in a Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, each Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

    It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

FUTURES CONTRACTS

    The Master Portfolios may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolios as unrealized gains or losses. When the contract is closed, the Master Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolios are required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

    As of December 31, 2001, the open futures contracts outstanding were as follows:

                                        Number of    Futures     Expiration     Notional      Net Unrealized
Master Portfolio                        Contracts     Index         Date     Contract Value    Appreciation
------------------------------------------------------------------------------------------------------------
S&P 500 Index Master Portfolio             110       S&P 500      03/15/02     $31,603,000       $269,524

Russell 2000 Index Master Portfolio         11     Russell 2000   03/14/02     $ 2,691,150       $ 22,150

International Index Master Portfolio         5       Euro 50      03/15/02     $   170,601       $  3,985

                                             2       FTSE 100     03/15/02         151,681            942

                                             5      Nikkei 300    03/11/02          77,827            921
                                                                                                 --------
                                                                                                 $  5,848

    The S&P 500 Index and Russell 2000 Index Master Portfolios have pledged to brokers U.S. Treasury Bills for initial margin requirements with face amounts of $8,050,000 and $200,000, respectively.

    The International Index Master Portfolio has pledged to a broker a cash balance in the amount of $548,920 for initial margin requirements.

REPURCHASE AGREEMENTS

    Each Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. None of the Master Portfolios held repurchase agreements at December 31, 2001.

FORWARD CURRENCY EXCHANGE CONTRACTS

    A foreign currency or cross currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The International Index Master Portfolio may use foreign currency or cross currency exchange contracts to hedge certain foreign currency assets and liabilities.

Contracts are recorded at market value and marked-to-market daily. The International Index Master Portfolio could be exposed to risk if the counterparties to the contracts were unable to meet the terms of the contract, or if there were unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The amount at risk for such foreign currency or cross currency exchange contracts may exceed the amount reflected in the financial statements.

    As of December 31, 2001, the International Index Master Portfolio held the following forward foreign currency exchange contracts:

Forward Foreign Currency Contracts

                                                                                              Net
                            Foreign Currency   Exchange   Foreign Currency   U.S. Dollar   Unrealized
Currency                     Purchased/Sold      Date      Cost/Proceeds        Value      Gain (Loss)
Purchase Contracts

British Pound Sterling            410,341      03/07/02       $585,054        $594,926      $  9,872

Euro                            1,066,912      03/07/02        947,866         947,565          (301)

Japanese Yen                   41,169,234      03/07/02        325,740         315,160       (10,580)

------------------------------------------------------------------------------------------------------
Total                                                                                       $ (1,009)
------------------------------------------------------------------------------------------------------


Sale Contracts

British Pound Sterling            224,152      03/07/02       $324,650        $324,982      $   (332)

Euro                              530,233      03/07/02        468,940         470,920        (1,980)

Japanese Yen                   30,293,852      03/07/02        232,770         231,907           863

------------------------------------------------------------------------------------------------------
Total                                                                                       $ (1,449)
------------------------------------------------------------------------------------------------------

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.05% and 0.08% of the average daily net assets of S&P 500 Index and Russell 2000 Index Master Portfolios, respectively, and 0.15% of the first $1 billion, and 0.10% thereafter of the average daily net assets of the International Index Master Portfolio, as compensation for advisory services.

     Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of each Master Portfolio.

         Stephens Inc. ("Stephens") is the sponsor and placement agent for the Master Portfolios.

    MIP has entered into administrative services arrangements with BGI and Stephens as co-administrators who have agreed jointly to provide general administrative services to the Master Portfolios such as managing and coordinating third-party service relationships. BGI and Stephens are entitled to receive a fee at an annual rate of 0.02% of the average daily net assets of the Russell 2000 Index Master Portfolio, and 0.10% of the first $1 billion, and 0.07% thereafter, of the average daily net assets of the International Index Master Portfolio. Stephens and BGI are not entitled to compensation for providing administration services to the S&P 500 Index Master Portfolio, for so long as BGI or Stephens are entitled to compensation for providing co-administration services to a corresponding feeder fund that invests substantially all of its assets in the S&P 500 Index Master Portfolio, or either BGI or Stephens (or an affiliate) receives advisory fees from the S&P 500 Index Master Portfolio. BGI and Stephens may delegate certain of their administrative duties to sub-administrators.

    Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolios. For the year ended December 31, 2001, BGIS received brokerage commissions from the Russell 2000 Index Master Portfolio in the amount of $16, related to the purchases and sales of portfolio investments.

    As a result of using an index approach to investing, the International Index Master Portfolio held shares of Barclays PLC, with a current market value of $759,813, as of December 31, 2001. Barclays PLC is an affiliate of BGFA, the Master Portfolios' investment advisor.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Master Portfolio may invest in the Institutional Shares of the Barclays Global Investors Funds Institutional Money Market Fund ("IMMF"). The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Master Portfolios' investment advisor. The IMMF is an open-end money market fund available only to institutional investors and other investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge a management fee, the master portfolio in which it invests in, does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolios are recorded as either interest income or securities lending income in the accompanying Statements of Operations.

    Certain officers and trustees of MIP are also officers of Stephens and BGI. As of December 31, 2001, these officers of Stephens and BGI collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.

3. INVESTMENT PORTFOLIO TRANSACTIONS

     Investment transactions (exclusive of short-term investments) for the year ended December 31, 2001 were as follows:

Master Portfolio                              Purchases             Sales
-----------------------------------------------------------------------------
S&P 500 Index Master Portfolio               $258,686,587        $262,909,712

Russell 2000 Index Master Portfolio            37,021,224          26,957,885

International Index Master Portfolio           18,311,340           6,371,149

    At December 31, 2001 the Master Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                                            Net Unrealized
                                                 Tax          Unrealized      Unrealized     Appreciation
Master Portfolio                                 Cost        Appreciation    Depreciation   (Depreciation)
----------------------------------------------------------------------------------------------------------
S&P 500 Index Master Portfolio              $2,954,192,299   $440,733,773   $(420,570,740)   $ 20,163,033

Russell 2000 Index Master Portfolio             69,551,481      9,753,084      (7,746,290)      2,006,794

International Index Master Portfolio           119,432,717        965,425     (23,964,299)    (22,998,874)

4. PORTFOLIO SECURITIES LOANED

     Each Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

     As of December 31, 2001, the Master Portfolios had loaned securities which were collateralized by cash. The cash collateral received was invested in commercial paper and money market mutual funds. The market value of the securities on loan at December 31, 2001 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities.

5. FINANCIAL HIGHLIGHTS

     Financial highlights for each of the Master Portfolios were as follows:

                                         Year  Ended     Year Ended     Period Ended       Year Ended     Year Ended     Year Ended
                                        December 31,   December 31,     December 31,     February 28,   February 28,   February 28,
                                                2001           2000             1999             1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Master Portfolio

Ratio of expenses to average net
assets                              /4/       0.05 %         0.05 %           0.05 %/1/        0.05 %         0.05 %         0.05 %

Ratio of net investment income to
average net assets                  /4/       1.31 %         1.22 %           1.44 %/1/        1.61 %         1.89 %         2.31 %

Portfolio turnover rate                          9 %           10 %              7 %/1/          11 %            6 %            4 %

Total return                                (11.96)%        (9.19)%          19.82 %/1 6/     19.65 %        34.77 %        25.97 %


Russell 2000 Index Master Portfolio

Ratio of expenses to average net
assets                              /4/       0.10 %         0.09 %/2/           N/A              N/A            N/A            N/A

Ratio of net investment income to
average net assets                  /4/       1.45 %         3.30 %/2/           N/A              N/A            N/A            N/A

Portfolio turnover rate                         46 %            0 %/2 5/         N/A              N/A            N/A            N/A

Total return                                  2.30 %        (4.40)%/2 6/         N/A              N/A            N/A            N/A


International Index Master Portfolio

Ratio of expenses to average net
assets                              /4/       0.25 %         0.25 %           0.25 %/3/           N/A            N/A            N/A

Ratio of net investment income to
average net assets                  /4/       1.50 %         1.47 %           0.82 %/3/           N/A            N/A            N/A

Portfolio turnover rate                          7 %           45 %             39 %/3/           N/A            N/A            N/A

Total return                                (21.35)%       (14.85)%          20.50 %/3 6/         N/A            N/A            N/A

/1/ For the ten months ended December 31, 1999. The S&P 500 Index Master
    Portfolio changed its fiscal year end from February 28 to December 31.

/2/ Period from December 19, 2000 (commencement of operations) to December 31,
    2000.

/3/ Period from October 1, 1999 (commencement of operations) to December 31,
    1999.

/4/ Annualized for periods of less than one year.

/5/ Rounds to less than 1%.

/6/ Not annualized.

INDEPENDENT ACCOUNTANTS' REPORT

To the Interestholders and Board of Trustees
Master Investment Portfolio:

     In our opinion the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, Russell 2000 Index Master Portfolio, and International Index Master Portfolio, three portfolios of Master Investment Portfolio (the "Portfolios"), at December 31, 2001, and the results of their operations, the change in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

     The financial statements of the Portfolios as of December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
San Francisco, California
February 8, 2002

Change in Independent Accountants
(Unaudited)

As a result of the resignation of KPMG LLP as the Master Portfolios' independent accountants, the Audit Committee and the Board of Trustees of the Master Portfolios voted to appoint PricewaterhouseCoopers LLP as the independent accountants for the Master Portfolios' year ended December 31, 2001. During the four previous years, the audit reports of KPMG LLP contained no adverse opinion or disclaimer of opinion; nor were its reports qualified nor modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous years, there were no disagreements between the Master Portfolios and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Master Investment Portfolio
Trustees Information (Unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. The Trustees and Officers of Master Investment Portfolio ("MIP") also serve as the Trustees and Officers of Barclays Global Investors Funds ("BGIF"). MIP and BGIF are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee oversees 23 funds within the fund complex and serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. Unless otherwise noted in the tables below, the address for each Trustee is 111 Center Street, Little Rock, Arkansas 72201. Additional information about MIP's Trustees may be found in Part B of each Master Portfolio's Registration Statement, which is available without charge upon request by calling toll-free 1-888-204-3956.

                        Officers and Interested Trustees

                              Position(s), Length                    Principal Occupations During Past 5
Name, Address and Age         of Time Served                         Years, Directorships Held
--------------------------------------------------------------------------------------------------------------------------
Richard H. Blank, Jr., 45     Chief Operating Officer, Secretary     Vice President of Stephens Inc.; Director of Stephens
                              and Treasurer; since October 20, 1993  Sports Management Inc.; and Director of Capo Inc.
--------------------------------------------------------------------------------------------------------------------------
*R. Greg Feltus, 50           Trustee, Chairman and President        Executive Vice President of Stepehens Inc.;
                              President, since October 20, 1993      of Stephens Insurance Services Inc.; Senior Vice
                                                                     President of Stephens Sports Management Inc.; and
                                                                     President of Investors Brokerage Insurance Inc.
--------------------------------------------------------------------------------------------------------------------------
**Lee T. Kranefuss, 40        Trustee, since November 16, 2001       Chief Executive Officer of the Individual Investor
Barclays Global Investors                                            Business of Barclays Global Investors, NA.; The
45 Fremont Street                                                    Boston Consulting Group (unitl 1997)
San Francisco, CA 94105

                             Disinterested Trustees

                              Position(s), Length                    Principal Occupations During Past 5
Name, Address and Age         of Time Served                         Years, Directorships Held
--------------------------------------------------------------------------------------------------------------------------
Mary G.F. Bitterman, 57       Trustee, since November 16, 2001       President and Chief Executive Officer of the James
                                                                     Irvine Foundation; President and Chief Executive
                                                                     Officer of KQED, Inc.; Director of Pacific Century
                                                                     Financial Corporation/Bank of Hawaii
--------------------------------------------------------------------------------------------------------------------------
Jack S. Euphrat, 79           Trustee, since October 20, 1993        Private Investor.
--------------------------------------------------------------------------------------------------------------------------
W. Rodney Hughes, 75          Trustee, since October 20, 1993        Private Investor.
--------------------------------------------------------------------------------------------------------------------------
Richard K. Lyons, 41          Trustee, since November 16, 2001       Professor, University of California, Berkeley; Haas
                                                                     School of Business; Member, Council of Foreign
                                                                     Relations; Director of Matthews International Funds;
                                                                     Trustee of iShares Trust, Director of iShares, Inc.
--------------------------------------------------------------------------------------------------------------------------
Lee Soong, 55                 Trustee, since February 9, 2000        Managing Director of C.G. Roxane LLC; Managing
                                                                     Director of Crystal Geyser Roxane Water Co.;
                                                                     Co-Founder and President of Crystal Geyser Water Co.

*R. Greg Feltus is deemed to be an "interested person" because he serves as the Executive Vice President of Stephens Inc., the distributor and co-administrator for the Master Portfolios.

**Lee T. Kranefuss is deemed to be an "interested person" because he serves as Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A., the co-administrator of the Master Portfolios and the parent company of the BGFA, the investment advisor for MIP.

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                                      124

State Farm Mutual Funds
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Bloomington, IL 61791-0001

FORWARDING SERVICE REQUESTED




































----------------------------------
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There is no assurance that the Funds will achieve their investment objectives.
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redeemed, may be worth more or less than their original cost. State Farm Mutual
Funds(TM) are not insurance products and are offered by State Farm VP Management Corp. (Underwriter and Distributor of Securities Products), One State Farm Plaza, Bloomington, IL 61710-0001 1-800-447-4930



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